NESTEGG Funds
Annual Report
For the Year Ended February 28, 2002

NestEgg Capital Preservation Fund
NestEgg 2010 Fund
NestEgg 2020 Fund
NestEgg 2030 Fund
NestEgg 2040 Fund

--------------------------------------------------------------------------------
Important Customer Information, Investment Products:

..    Are not deposits or obligations of, or guaranteed by, INTRUST Bank, N.A. or any of its affiliates,
..    Are not insured by the FDIC, and
..    Are subject to investment risks, including possible loss of the principal amount invested.
--------------------------------------------------------------------------------


This material must be accompanied or preceded by a prospectus.

American Independence Funds Trust is distributed by BISYS Fund Services Limited Partnership.

Letter from the President
To Our Shareholders:

     The NestEgg Funds' fiscal year ended February 28, 2002 can be described as a period of volatility and opportunity. Highlights from the fiscal year included:

     o The Federal Reserve Board lowering short-term interest rates nine times during the twelve-month period, bringing the federal funds rate to 1.75% and the discount rate to 1.25%.

     o The events of September 11 resulting in the equity markets remaining closed for four business days, the longest period since World War I.

     o On December 31, 2001, the unemployment rate standing at 5.8%, the highest since April 1995.

     o On November 14, 2001, the shareholders of the Funds approved a number of changes to certain investment policies and restrictions of the Funds. See Notes to Financial Statements.

     As you read through this report and review the performance of the funds in your portfolio, we urge you to maintain a broad perspective in your investment decisions. While one fund's recent performance may be better than another's, it is important to remember that past performance is no guarantee of future returns. Even as market conditions change, you should maintain your investment strategy as long as it remains appropriate for your personal objectives. One trait many successful investors share is the ability to stay focused on their personal financial goals while ignoring temporary market swings.

     The NestEgg Funds offer a simple, cost-effective way for you to invest in your future. We trust that the Funds are fulfilling your expectations and will continue to do so. We appreciate your confidence and look forward to continuing to help you meet your investment goals.

/s/ Dave Bunstine
Dave Bunstine
President

Managers' Discussion & Analysis                      February 28, 2002
----------------------------------------------------------------------

Most of the twelve-month period ending February 28, 2002 was a continuation of the same themes from the previous period. The wave of earnings disappointments, weak economic indicators and job cuts that had already begun to drag down markets again weighed on investors. Against a backdrop of a slowing economy, the Federal Reserve ("the Fed") continued to aggressively lower interest rates in an effort to keep the economy out of recession. The Fed cut rates an additional nine times during the period, bringing the federal funds rate to 1.75%, its lowest level in 40 years.

     By the fourth quarter, however, some encouraging economic indicators began to point to the prospect of an improving economy. Declining inventory levels, lower inflation, and low interest rates all suggested the possibility of economic recovery. The Fed's actions, combined with proposed tax cuts helped buoy markets in the fourth quarter, and consumer confidence responded positively as well.

     January marked an important turnaround in both earnings expectations and economic expectations for 2002. This upward trend continued in February. Earnings estimates for all four quarters of 2002 moved higher, initial jobless claims began trending down, and fourth quarter 2001 GDP growth was revised up to a more vigorous 1.4% annualized growth rate. This GDP growth was a significant contrast to analysts' consensus estimates at the end of January of a 1.1% decline. Despite these signs of both an economic and earnings recovery, however, accounting concerns sparked by the Enron bankruptcy continued to have a negative impact on equity prices and created uncertainty regarding the exact timing and strength of these recoveries.

     In general, the economic concerns that drove down stocks for much of the period helped the bond market. Long-term bonds posted gains early in the period, then suffered a setback in the fourth quarter as investor optimism about the stock market was renewed. In January and February, the accounting concerns that drove many investors away from stocks helped the bond market. Short-term paper did well throughout the period, benefiting directly from the Fed's interest rate campaign.

     For the twelve-month period ended February 28, 2002, U.S. equities as measured by the Barclays Global Investors ("BGI") U.S. Equity Index declined 9.51%. Fixed-income markets, on the other hand, posted positive returns: U.S. bonds as measured by the Lehman Brothers Aggregate Index returned 7.67% and U.S. money market instruments, as measured by 3-month Treasury bills returned 3.67%. Following the U.S. markets' lead, most international markets endured a difficult period, as measured by the MSCI EAFE Index's decline of 18.91%.

     During the reporting period, shorter-horizon NestEgg Funds outperformed longer-horizon NestEgg Funds. Because of their lower risk targets, the Capital Preservation and shorter-horizon NestEgg Funds held more bonds than the NestEgg 2040 and other longer-horizon NestEgg Funds. This allocation to bonds, which outperformed equities during the year, caused the NestEgg Capital Preservation to outperform the rest of the NestEgg Funds in the group, followed by the 2010, 2020, 2030 and 2040 Portfolios.

     Because of an inverted yield curve (long-term bonds had lower yields than short-term paper), at the beginning of the period, the NestEgg Funds held a higher cash allocation and a lower bond allocation. As the Fed cut short-term interest rates, the NestEgg strategies moved out of cash and into bonds. In the beginning of December, the normal equity allocation was increased from approximately 20% to 35%, in the NestEgg Capital Preservation Fund and by a lesser amount in the other strategies.

     As of the date of this Annual Report, the NestEgg Funds are positioned with a moderate overweight in equities and underweight in bonds. Our equity overweight reflects the strengthening economic environment, and the improved earnings outlook. Further, bond prices remain high, with low yields.

Barclays Global Investors Funds Market Overview
12-Month Period Ended February 28, 2002

U.S. Equity Markets

     The U.S. stock market endured another volatile period during the 12 months ended February 28, 2002. For most of the reporting period, earnings disappointments, job cuts, and weak economic indicators continued to plague equity markets. In response to the bleak economic signs and weak markets, the Federal Reserve Board (the "Fed") continued its campaign to stimulate the sagging economy. After nine rate cuts, the Fed had lowered short-term rates a total of 3.75%. By year-end, the federal funds rate stood at 1.75%, its lowest level in 40 years. The federal government also acted to stimulate the economy. In the second quarter, a $1.35 trillion tax cut was passed, including a tax rebate intended to inject capital into the economy.

     Despite these actions, discouraging economic signs and poor earnings growth weighed on the markets for much of the year. The events of September 11 accelerated the broad market sell off. After remaining closed for four business days following September 11, equity markets reopened on September 17. Despite the combined effects of monetary stimulus from the Fed and fiscal stimulus from the federal government, equity markets declined sharply through the remainder of the month. The losses resulted in the largest quarterly declines for both the S&P 500 Index and the Dow Jones Industrial Average since the quarter that included the stock market crash of 1987.

     Finally, in the fourth quarter, markets rallied. Other economic indicators delivered positive news: inventories declined, factory orders surged, housing starts increased, and consumer confidence rose. Although job losses remained high and third quarter GDP shrank, many investors found cause to be optimistic about economic recovery. In January, additional positive news helped to boost consumer confidence. Newly released figures showed that fourth quarter 2001 GDP had grown 0.2%, ahead of the 1.1% decline predicted by many analysts. By the end of January, the jobless rate declined to 5.6%, ending eight straight months of increases. Citing these improvements in the economy, the Fed left short-term rates unchanged at its January meeting. February brought more positive news: the previously reported 0.2% fourth quarter 2001 GDP growth rate was revised upward, to a surprising 1.4%, and unemployment rates continued to fall. Not all news was positive, however: most notably, accounting concerns resulting from Enron's and Arthur Anderson's problems dominated the news and drove many investors from stock markets.

U.S. Fixed Income Markets

     Like U.S. equity markets, bond markets experienced a volatile period. However, because what is positive for stocks typically tends to be negative for bonds and vice versa, the bond markets' performance pattern was opposite the equities markets'.

     During the second quarter of 2001, the signs of possible economic recovery that had temporarily buoyed equity markets hurt bonds, particularly long-term Treasury bonds.
                                       4

Because the prospect of economic strength brought with it the potential for inflation, long-term rates crept up during the second quarter. The federal government's tax cut also lowered projections of future government budget surpluses. This led investors to conclude that the Treasury would not be able to buy back as many of its outstanding bonds. Meanwhile, additional Fed rate cuts helped short-term yields to drift lower through the second quarter.

     In the wake of the September 11 events, the Fed lowered short-term rates in an attempt to boost investor confidence. This move caused a further steepening of the yield curve. A flight to quality that led investors from equities and lower-quality bonds to the safe haven of government securities, particularly short-term issues, contributed to the phenomenon. For Treasury bonds, yields reached their lows in early November before spiking upward as investors began anticipating an economic recovery, the stock market rebounded strongly, and the campaign in Afghanistan progressed successfully. Long-term bonds rallied more than 8.5% in October, when the Treasury announced its suspension of the 30-year bond, but erased those gains in November and December as yields increased. During the first two months of 2002, fixed-income markets posted gains, benefiting from investors' apprehension about equity markets.

International Equity Markets

     The economic slowdown that the United States experienced during this period also continued to take its toll in Europe and Asia. In Europe, economies continued to slide, although authorities were reluctant to describe the condition as a recession. By year-end, Germany appeared to be approaching recession, with France and Italy close behind. In the United Kingdom, however, economic conditions were markedly better. Because the Bank of England had pursued a more proactive monetary policy, and fiscal policy was also loosened before the economic slowdown was fully appreciated, the United Kingdom ended the year with one of the strongest rates of growth of any of the major industrial countries. In Asia, Japan found itself in its fourth recession in a decade. The country has, in effect, been in a prolonged slump for the entire decade, alleviated periodically by massive injections of government spending. Consequently, Japan now stands at a point where any additional government spending would threaten its international credit standing. Similarly, monetary easing has been overused to the point where nominal interest rates can no longer be cut.

     As it became more apparent that the global economy was slowing, investors increasingly favored stocks considered relatively "defensive," such as consumer staples, utilities and financials. Conversely, information-technology and telecommunications stocks were among the worst performers on a sector basis, as demand for technology and telecommunications products and services declined on a worldwide basis.

1. Barclays Global Investors U.S. Equity Index is an unmanaged capitalization weighted index of nearly all U.S. equity securities.

2. Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

3. Salomon Brothers 3-Month Treasury Bill Index is an unmanaged index of 3-Month treasury total returns.

4.   Morgan Stanley Capital International Europe, Australasia and Far East (MSCI
     EAFE)(R) Index is an unmanaged index that is comprised of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

Investors cannot invest directly in an index, although they can invest in the underlying securities.

                              Capital Preservation
                          Value of a $10,000 Investment
                                  [LINE GRAPH]

                                    2/28/1994 3/1/1994 2/28/1995 2/29/1996 2/28/1997 2/28/1998 2/28/1999 2/29/20 2/28/2001 2/28/2002
NestEgg Capital Preservation Fund*    10,000    9,700     9,554    10,400    10,701    11,570    11,932   12,432    13,118    13,354
Lipper Flexible Portfolio Index       10,000   10,000    10,047    12,268    14,036    17,038    18,657   20,263    19,724    18,533
Lehman Brothers Aggregate Bond
Index                                 10,000   10,000    10,178    11,424    12,034    13,283    14,114   14,271    16,188    17,428

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from 3/1/94 to 2/28/02 versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. The NestEgg Funds invest their investable assets in the corresponding Master Portfolios. The five-year returns represent performance of the affiliated Master Portfolio from March 1, 1997 through January 3, 1999 and the NestEgg Funds from January 4, 1999 through February 28, 2002. The since inception return represents the performance of the affiliated Master Portfolio from March 1, 1994 through January 3, 1999 and the NestEgg Funds from January 4, 1999 through February 28, 2002. The performance of the affiliated Master represents performance of another feeder fund adjusted to exclude the fees and expenses applicable at the feeder fund level. Had the affiliated Master Portfolio's performance included fees and expenses of the NestEgg Capital Preservation Fund, performance would have been lower.

                          AVERAGE ANNUAL TOTAL RETURN/1/
                         -------------------------------

                                           1 Year                        5 Year                   Since Inception
                                           ------                        ------                   ---------------
No Load                                    1.79%                         4.52%                         4.08%
With Load*                                (1.29%)                        3.90%                         3.68%

/1/ For the period(s) ended February 28, 2002.

Past performance is not a prediction of future results. The Funds' investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

During the period shown, certain fees and expenses of the fund may have been reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the performance of the funds would have been lower.

The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities.

The Lipper Flexible Portfolio Fund Index is composed of certain mutual funds investing in domestic common stocks, bonds and money market instruments in an asset allocation strategy as tracked by Lipper, Inc.

Investors cannot invest directly in an index, although they can invest in the underlying securities.

*Reflects maximum 3.00% sales charge.

                                  Nest Egg 2010
                          Value of a $10,000 Investment
                                  [LINE GRAPH]

                                  2/28/1994 3/1/1994 2/28/1995 2/29/1996 2/28/1997 2/28/1998 2/28/1999 2/29/2000 2/28/2001 2/28/2002
Nest Egg 2010 Fund*                10,000     9,700   11,128    11,128    11,982    13,692    14,605    15,664    15,883     15,625
Lipper Flexible Portfolio Index    10,000    10,000   10,047    12,268    14,036    17,038    18,657    20,263    19,724     18,533
Lehman Brothers Aggregate Bond
 Index                             10,000    10,000   10,178    11,424    12,034    13,283    14,114    14,271    16,188     17,428
Wilshire 5000 Equity Index         10,000    10,000   10,528    14,131    17,265    23,218    26,547    32,170    27,486     25,185

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from 3/1/94 to 2/28/02 versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. The NestEgg Funds invest their investable assets in the corresponding Master Portfolios. The five-year returns represent performance of the affiliated Master Portfolio from March 1, 1997 through January 3, 1999 and the NestEgg Funds from January 4, 1999 through February 28, 2002. The since inception return represents the performance of the affiliated Master Portfolio from March 1, 1994 through January 3, 1999 and the NestEgg Funds from January 4, 1999 through February 28, 2002. The performance of the affiliated Master Portfolio fund represents performance of another feeder fund adjusted to exclude the fees and expenses applicable at the feeder fund level. Had the affiliated Master Portfolio's performance included fees and expenses of the NestEgg 2010 Fund, performance would have been lower.

                          AVERAGE ANNUAL TOTAL RETURN/1/
                         -------------------------------

                                           1 Year                        5 Year                   Since Inception
                                           ------                        ------                   ---------------
No Load                                   (1.60%)                        5.45%                         6.14%
With Load*                                (4.52%)                        4.81%                         5.74%

/1/ For the period(s) ended February 28, 2002.

Past performance is not a prediction of future results. The Funds' investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

During the period shown, certain fees and expenses of the fund may have been reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the performance of the funds would have been lower.

The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities.

The Lipper Flexible Portfolio Fund Index is composed of certain mutual funds investing in domestic common stocks, bonds and money market instruments in an asset allocation strategy as tracked by Lipper, Inc.

The Wilshire 5000 Equity Index is composed of domestic equity securities of companies in addition to a very small number of limited partnerships and Real Estate Investments Trust (REITS).

Investors cannot invest directly in an index, although they can invest in the underlying securities

*Reflects maximum 3.00% sales charge.

                                NestEgg 2020 Fund
                          Value of a $10,000 Investment
                                  [LINE GRAPH]

                                  2/28/1994 3/1/1994 2/28/1995 2/29/1996 2/28/1997 2/28/1998 2/28/1999 2/29/2000 2/28/2001 2/28/2002
NestEgg 2020 Fund*                  10,000    9,700     9,733    11,538    12,773    15,265    16,602   18,295    17,604    16,585
Lipper Flexible Portfolio Index     10,000   10,000    10,047    12,268    14,036    17,038    18,657   20,263    19,724    18,533
Lehman Brothers Aggregate Bond
Index                               10,000   10,000    10,178    11,424    12,034    13,283    14,114   14,271    16,188    17,428
Wilshire 5000 Equity Index          10,000   10,000    10,528    14,131    17,265    23,218    26,547   32,170    27,486    25,185

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from 3/1/94 to 2/28/02 versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. The NestEgg Funds invest their investable assets in the corresponding Master Portfolios. The five-year returns represent performance of the affiliated Master Portfolio from March 1, 1997 through January 3, 1999 and the NestEgg Funds from January 4, 1999 through February 28, 2002. The since inception return represents the performance of the affiliated Master Portfolio from March 1, 1994 through January 3, 1999 and the NestEgg Funds from January 4, 1999 through February 28, 2002. The performance of the affiliated Master Portfolio fund represents performance of another feeder fund adjusted to exclude the fees and expenses applicable at the feeder fund level. Had the affiliated Master Portfolio's performance included fees and expenses of the NestEgg 2020 Fund, performance would have been lower.

                          AVERAGE ANNUAL TOTAL RETURN/1/
                          ------------------------------

                                           1 Year                        5 Year                   Since Inception
                                           ------                        ------                   ---------------
No Load                                   (5.78%)                        5.36%                         6.94%
With Load*                                (8.59%)                        4.71%                         6.53%

/1/ For the period(s) ended February 28, 2002.

Past performance is not a prediction of future results. The Funds' investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

During the period shown, certain fees and expenses of the fund may have been reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the performance of the funds would have been lower.

The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities.

The Lipper Flexible Portfolio Fund Index is composed of certain mutual funds investing in domestic common stocks, bonds and money market instruments in an asset allocation strategy as tracked by Lipper, Inc.

The Wilshire 5000 Equity Index is composed of domestic equity securities of companies in addition to a very small number of limited partnerships and Real Estate Investment Trust (REITS).

Investors cannot invest directly in an index, although they can invest in the underlying securities

*Reflects maximum 3.00% sales charge.

                                NestEgg 2030 Fund
                          Value of a $10,000 Investment
                                  [LINE GRAPH]

                                  2/28/1994 3/1/1994 2/28/1995 2/29/1996 2/28/1997 2/28/1998 2/28/1999 2/29/2000 2/28/2001 2/28/2002
NestEgg 2030 Fund*                  10,000    9,700     9,736    11,885    13,427    16,567    18,219   20,458     19,146    17,475
Lipper Flexible Portfolio Index     10,000   10,000    10,047    12,268    14,036    17,038    18,657   20,263     19,724    18,533
Lehman Brothers Aggregate Bond
 Index                              10,000   10,000    10,178    11,424    12,034    13,283    14,114   14,271     16,188    17,428
Wilshire 5000 Equity Index          10,000   10,000    10,528    14,131    17,265    23,218    26,547   32,170     27,486    25,185

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from 3/1/94 to 2/28/02 versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. The NestEgg Funds invest their investable assets in the corresponding Master Portfolios. The five-year returns represent performance of the affiliated Master Portfolio from March 1, 1997 through January 3, 1999 and the NestEgg Funds from January 4, 1999 through February 28, 2002. The since inception return represents the performance of the affiliated Master Portfolio from March 1, 1994 through January 3, 1999 and the NestEgg Funds from January 4, 1999 through February 28, 2002. The performance of the affiliated Master Portfolio fund represents performance of another feeder fund adjusted to exclude the fees and expenses applicable at the feeder fund level. Had the affiliated Master Portfolio's performance included fees and expenses of the NestEgg 2030 Fund, performance would have been lower.

                          AVERAGE ANNUAL TOTAL RETURN/1/
                          ------------------------------

                                           1 Year                        5 Year                   Since Inception
                                           ------                        ------                   ---------------
No Load                                   (8.74%)                        5.41%                         7.64%
With Load*                                (11.44%)                       4.76%                         7.24%

/1/ For the period(s) ended February 28, 2002.

Past performance is not a prediction of future results. The Funds' investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

During the period shown, certain fees and expenses of the fund may have been reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the performance of the funds would have been lower.

The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities.

The Lipper Flexible Portfolio Fund Index is composed of certain mutual funds investing in domestic common stocks, bonds and money market instruments in an asset allocation strategy as tracked by Lipper, Inc.

The Wilshire 5000 Equity Index is composed of domestic equity securities of companies in addition to a very small number of limited partnerships and Real Estate Investment Trust (REITS).

Investors cannot invest directly in an index, although they can invest in the underlying securities

*Reflects maximum 3.00% sales charge.

                                NestEgg 2040 Fund
                          Value of a $10,000 Investment
                                  [LINE GRAPH]

                           2/28/1994  3/1/1994  2/28/1995  2/29/1996  2/28/1997  2/28/1998  2/28/1999   2/29/2  2/28/2001  2/28/2002
NestEgg 2020 Fund*           10,000     9,700      9,841     12,251     14,200     17,917     19,987   23,058    20,475      18,148
Lipper Flexible Portfolio
Index                        10,000    10,000     10,047     12,268     14,036     17,038     18,657   20,263    19,724      18,533
Wilshire 5000 Equity Index   10,000    10,000     10,528     14,131     17,265     23,218     26,547   32,170    27,486      25,185

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from 3/1/94 to 2/28/02 versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. The NestEgg Funds invest their investable assets in the corresponding Master Portfolios. The five-year returns represent performance of the affiliated Master Portfolio from March 1, 1997 through January 3, 1999 and the NestEgg Funds from January 4, 1999 through February 28, 2002. The since inception return represents the performance of the affiliated Master Portfolio from March 1, 1994 through January 3, 1999 and the NestEgg Funds from January 4, 1999 through February 28, 2002. The performance of the affiliated Master Portfolio fund represents performance of another feeder fund adjusted to exclude the fees and expenses applicable at the feeder fund level. Had the affiliated Master Portfolio's performance included fees and expenses of the NestEgg 2040 Fund, performance would have been lower.

                         Average Annual Total Return/1/
                         ------------------------------

                                           1 Year                        5 Year                   Since Inception
                                           ------                        ------                   ---------------
No Load                                   (11.37%)                       5.02%                         8.14%
With Load*                                (14.03%)                       4.38%                         7.73%

/1/ For the period(s) ended February 28, 2002.

Past performance is not a prediction of future results. The Funds' investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

During the period shown, certain fees and expenses of the fund may have been reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the performance of the funds would have been lower.

The Lipper Flexible Portfolio Fund Index is composed of certain mutual funds investing in domestic common stocks, bonds and money market instruments in an asset allocation strategy as tracked by Lipper, Inc.

The Wilshire 5000 Equity Index is composed of domestic equity securities of companies in addition to a very small number of limited partnerships and Real Estate Investment Trust (REITS).

Investors cannot invest directly in an index, although they can invest in the underlying securities

*Reflects maximum 3.00% sales charge.

NestEgg Funds
NestEgg Capital Preservation Fund

Statement of Assets and Liabilities

                                                               February 28, 2002
Assets:
Investments in the LifePath Income

    Master Portfolio at value (Note 1)                               $ 5,612,127
Receivable for capital shares issued                                       1,588
                                                                     -----------
Total Assets                                                           5,613,715
                                                                     -----------

Liabilities:
Payable for capital shares redeemed                $    39
Accrued expenses and other payables:
    Investment advisory                              3,937
    Administration                                     851
    Service organization                             1,064
    Other payables and accrued expenses             13,317
                                                 ---------
Total Liabilities                                                         19,208
                                                                     -----------



Net Assets consist of:
Capital                                                              $ 5,632,697
Distributions in excess of net investment income                            (251)
Accumulated net realized gains
    from investment transactions                                          10,447
Unrealized depreciation from investments                                 (48,386)
                                                                     -----------
Net Assets                                                           $ 5,594,507
                                                                     -----------

Service Shares

    Net Assets                                                       $ 5,594,507
    Shares outstanding                                                   568,266
    Redemption price per share                                            $ 9.84
                                                                     -----------

    Maximum Sales Charge - Service Shares                                   3.00%
                                                                     -----------

    Maximum Offering Price (100%/(100%-
      Maximum Sales Charge) of net asset value adjusted to the nearest cent) per share -




      Service Shares                                                     $ 10.14
                                                                     -----------

Statement of Operations

                                                              Year ended February 28, 2002


Investment Income allocated from
  corresponding Master Portfolio:
Interest income                                                             $ 186,912
Dividend income (Net of withholding tax of $409)                               21,300
Expenses (Note 3)                                                             (22,201)
                                                                          -----------
  Net Investment Income allocated from
    corresponding Master Portfolio                                            186,011
                                                                          -----------


Expenses:(Note 3)
Investment advisory fees                              $ 8,002
Administration fees                                    10,483
12b-1 fees                                             13,104
Service organization fees                              13,104
Accounting fees                                        12,282
Audit fees                                              3,934
Other fees                                              4,655
                                                    ---------
Total expenses before fee reductions                                           65,564
  Expenses reduced by the Service Organization                                 (3,338)
  Expenses reduced by the Distributor                                         (13,104)
                                                                          -----------
  Net Expenses                                                                 49,122
                                                                          -----------
Net Investment Income                                                         136,889
                                                                          -----------

Realized/Unrealized Gains (Losses) from Investments allocated from corresponding Master Portfolio:

Net realized gains from investment transactions                                29,510
Change in unrealized appreciation/depreciation
  from investments                                                            (77,956)
                                                                          -----------
Net realized/unrealized losses from investments                               (48,446)
                                                                          -----------

Change in Net Assets Resulting from

  Operations                                                                 $ 88,443
                                                                          -----------

                       See notes to financial statements

NestEgg Funds
NestEgg Capital Preservation Fund

Statements of Changes in Net Assets

                                                                           Year ended                Year ended
                                                                          February 28,              February 28,
                                                                              2002                      2001
                                                                          ------------              ------------
From Investment Activities:
Operations:
    Net investment income                                                    $ 136,889              $ 146,129
    Net realized gains from investment transactions                             29,510                 71,748
    Change in unrealized appreciation/depreciation from investments            (77,956)                11,203
                                                                             ---------              ---------
Change in net assets resulting from operations                                  88,443                229,080
                                                                             ---------              ---------

Distributions to Shareholders: Service Shares

    From net investment income                                                (147,079)              (142,731)
    From net realized gains from investment transactions                       (10,385)               (70,740)
                                                                             ---------              ---------
Change in net assets from shareholder distributions                           (157,464)              (213,471)
                                                                             ---------              ---------

Capital Share Transactions: Service Shares

    Proceeds from shares issued                                              1,133,899              1,717,711
    Dividends reinvested                                                       157,464                213,470
    Cost of shares redeemed                                                   (701,933)            (2,748,891)
                                                                             ---------              ---------
Change in net assets from capital transactions                                 589,430               (817,710)
                                                                             ---------              ---------

Change in net assets                                                           520,409               (802,101)

Net Assets:

    Beginning of period                                                      5,074,098              5,876,199
                                                                           -----------            -----------
    End of period                                                          $ 5,594,507            $ 5,074,098
                                                                           -----------            -----------

Share Transactions: Service Shares

    Issued                                                                     113,651                169,732
    Reinvested                                                                  15,888                 21,348
    Redeemed                                                                   (70,499)              (272,305)
                                                                           -----------            -----------
Change in shares                                                                59,040                (81,225)
                                                                           -----------            -----------

                       See notes to financial statements

NestEgg Funds
NestEgg Capital Preservation Fund

Financial Highlights, Service Shares

    Selected data for a share outstanding throughout the period indicated.

                                                                   Year ended    Year ended       Year ended      Period ended
                                                                  February 28,  February 28,     February 29,     February 28,
                                                                      2002          2001             2000           1999 (a)
Net Asset Value, Beginning of Period                                $ 9.96        $ 9.95           $ 9.89           $ 10.00
                                                                    ------        ------           ------           -------
Investment Activities
    Net investment income                                             0.26          0.36             0.31              0.03
    Net realized and unrealized gains (losses) from investments      (0.08)         0.18             0.09             (0.14)
                                                                    ------        ------           ------           -------
    Total from Investment Activities                                  0.18          0.54             0.40             (0.11)
                                                                    ------        ------           ------           -------
Distributions

    Net investment income                                            (0.28)        (0.35)           (0.34)                -
    Net realized gains from investment transactions                  (0.02)        (0.18)               -                 -
    Tax return of capital                                                -             -                -  **             -
                                                                    ------        ------           ------           -------
    Total Distributions                                              (0.30)        (0.53)           (0.34)                -
                                                                    ------        ------           ------           -------
Net Asset Value, End of Period                                      $ 9.84        $ 9.96           $ 9.95            $ 9.89
                                                                    ------        ------           ------           -------
Total Return (excludes sales charge)                                  1.79%         5.51%            4.19%            (1.10%)(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)                                   $ 5,595       $ 5,074          $ 5,876           $1,316
Ratio of expenses to average net assets +                             1.36%         1.50%            1.49%             1.50% (c)
Ratio of net investment income to average net assets+                 2.61%         3.45%            3.12%             2.68% (c)
Ratio of expenses to average net assets *+                            1.67%         2.12%            3.16%            12.20% (c)
Portfolio Turnover Rate (d)                                            116%           58%              55%               66%

--------------------------------------------------------------------------------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
**The amount is less than $0.005.
+ These ratios include expenses charged from the corresponding Master Portfolio.
(a) The Fund commenced operations on January 4, 1999.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover rate represents that of the corresponding Master
    Portfolio.

                       See notes to financial statements

NestEgg Funds
NestEgg 2010 Fund

Statement of Assets and Liabilities

                                                                   February 28, 2002
Assets:
Investments in the LifePath 2010                                        $ 16,520,821
    Master Portfolio at value (Note 1)
Receivable for capital shares issued                                           7,329
                                                                        ------------
Total Assets                                                              16,528,150
                                                                        ------------

Liabilities:
Payable for capital shares redeemed                    $ 1,855
Accrued expenses and other payables:
    Investment advisory                                  1,794
    Administration                                       2,506
    Service organization                                 3,132
    Other payables and accrued expenses                 16,250
                                                       -------
Total Liabilities                                                             25,537
                                                                        ------------

Net Assets consist of:
Capital                                                                 $ 17,086,411
Accumulated net investment income                                             12,615
Accumulated net realized losses from
    investment transactions                                                  (54,180)
Unrealized depreciation from investments                                    (542,233)
                                                                        ------------
Net Assets                                                              $ 16,502,613
                                                                        ------------

Service Shares

    Net Assets                                                          $ 16,502,613
    Shares outstanding                                                     1,688,882
    Redemption price per share                                                $ 9.77
                                                                        ------------

    Maximum Sales Charge - Service Shares                                       3.00%
                                                                        ------------

    Maximum Offering Price (100%/100%-
      Maximum Sales Charge) of net asset value
       adjusted to the nearest cent) per share -
      Service Shares                                                         $ 10.07
                                                                        ------------

Statement of Operations

                                                                  Year ended February 28, 2002

Investment Income allocated from
  corresponding Master Portfolio:
Interest income                                                                 $ 431,738
Dividend income (Net of withholding tax of $2,391)                                109,854
Expenses (Note 3)                                                                 (65,687)
                                                                             ------------
  Net Investment Income allocated from
    corresponding Master Portfolio                                                475,905
                                                                             ------------

Expenses:(Note 3)
Investment advisory fees                                 $ 23,415
Administration fees                                        31,220
12b-1 fees                                                 39,025
Service organization fees                                  39,025
Accounting fees                                            12,584
Audit fees                                                 18,850
Other fees                                                 16,333
                                                     ------------

Total expenses before fee reductions                                              180,452
  Expenses reduced by the Investment Advisor                                          (86)
  Expenses reduced by the Distributor                                             (39,025)
                                                                             ------------
  Net Expenses                                                                    141,341
                                                                             ------------
Net Investment Income                                                             334,564
                                                                             ------------

Realized/Unrealized Losses from
  Investments allocated from corresponding
  Master Portfolio:

Net realized losses from investment transactions                                 (167,110)
Change in unrealized appreciation/depreciation
  from investments                                                               (397,938)
                                                                             ------------
Net realized/unrealized losses from investments                                  (565,048)
                                                                             ------------

Change in Net Assets Resulting from

  Operations                                                                   $ (230,484)
                                                                             ------------

                       See notes to financial statements

NestEgg Funds
NestEgg 2010 Fund

Statements of Changes in Net Assets

                                                                                 Year ended           Year ended
                                                                                February 28,         February 28,
                                                                                    2002                 2001
                                                                                ------------         ------------

From Investment Activities:
Operations:
    Net investment income                                                      $   334,564          $   320,842
    Net realized gains (losses) from investment transactions                      (167,110)              93,834
    Change in unrealized appreciation/depreciation from investments               (397,938)            (290,043)
                                                                               -----------          -----------
Change in net assets resulting from operations                                    (230,484)             124,633
                                                                               -----------          -----------

Distributions to Shareholders: Service Shares

    From net investment income                                                    (332,783)            (328,187)
    From net realized gains from investment transactions                                --             (108,799)
                                                                               -----------          -----------
Change in net assets from shareholder distributions                               (332,783)            (436,986)
                                                                               -----------          -----------

Capital Share Transactions: Service Shares

    Proceeds from shares issued                                                  4,294,251            5,713,272
    Dividends reinvested                                                           330,835              427,238
    Cost of shares redeemed                                                     (2,064,004)          (4,994,002)
                                                                               -----------          -----------
Change in net assets from capital share transactions                             2,561,082            1,146,508
                                                                               -----------          -----------

Change in net assets                                                             1,997,815              834,155

Net Assets:

    Beginning of period                                                         14,504,798           13,670,643
                                                                               -----------          -----------
    End of period                                                              $16,502,613          $14,504,798
                                                                               ===========          ===========

Share Transactions: Service Shares

    Issued                                                                         433,047              543,588
    Reinvested                                                                      33,324               41,168
    Redeemed                                                                      (208,648)            (471,345)
                                                                               -----------          -----------
Change in shares                                                                   257,723              113,411
                                                                               ===========          ===========


                       See notes to financial statements

NestEgg Funds
NestEgg 2010 Fund

Financial Highlights, Service Shares

    Selected data for a share outstanding throughout the period indicated.

                                                            Year ended         Year ended         Year ended       Period ended
                                                           February 28,       February 28,       February 29,      February 28,
                                                               2002               2001               2000            1999 (a)
                                                           ------------       ------------       ------------      ------------
Net Asset Value, Beginning of Period                       $     10.14        $     10.37        $      9.92       $     10.00
                                                           ------------       ------------       ------------      ------------
Investment Activities
    Net investment income                                         0.21               0.28               0.21              0.03
    Net realized and unrealized gains
     (losses) on investments                                     (0.37)             (0.14)              0.50             (0.11)
                                                           ------------       ------------       ------------      ------------
    Total from Investment Activities                             (0.16)              0.14               0.71             (0.08)
                                                           ------------       ------------       ------------      ------------
Distributions

    Net investment income                                        (0.21)             (0.28)             (0.24)              -
    Net realized gains from investment transactions                -                (0.09)             (0.02)              -
                                                           ------------       ------------       ------------      ------------
    Total Distributions                                          (0.21)             (0.37)             (0.26)              -
                                                           ------------       ------------       ------------      ------------
Net Asset Value, End of Period                             $      9.77        $     10.14        $     10.37       $      9.92
                                                           ============       ============       ============      ============
Total Return (excludes sales charge)                            (1.60%)             1.39%              7.24%           (0.80%)(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)                          $    16,503        $    14,505        $    13,671       $    2,729
Ratio of expenses to average net assets/\                        1.33%              1.44%              1.50%            1.29% (c)
Ratio of net investment income to average net assets/\           2.14%              2.60%              2.27%            2.46% (c)
Ratio of expenses to average net assets*/\                       1.58%              1.76%              2.94%            8.26% (c)
Portfolio Turnover Rate (d)                                        86%                54%                49%              38%

--------------------------------------------------------------------------------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

/\  These ratios include expenses charged from the corresponding Master
    Portfolio.
(a) The Fund commenced operations on January 4, 1999.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover rate represents that of the corresponding Master
    Portfolio.

                       See notes to financial statements

NestEgg Funds
NestEgg 2020 Fund

Statement of Assets and Liabilities

                                                                                 February 28, 2002


Assets:
Investments in the LifePath 2020
    Master Portfolio at value (Note 1)                                                $ 23,775,511
Receivable for capital shares issued                                                        15,072
                                                                                      ------------
Total Assets                                                                            23,790,583
                                                                                      ============

Liabilities:
Payable for capital shares redeemed                       $ 15,755
Accrued expenses and other payables:
    Investment advisory                                      2,714
    Administration                                           3,616
    Service organization                                     4,523
    Other payables and accrued expenses                     15,362
                                                          --------
Total Liabilities                                                                           41,970
                                                                                        ----------

Net Assets consist of:
Capital                                                                               $ 27,170,939
Accumulated net investment income                                                           30,171
Accumulated net realized losses
    on investment transactions                                                            (658,883)
Unrealized depreciation from investments                                                (2,793,614)
                                                                                      -------------
Net Assets                                                                            $ 23,748,613
                                                                                      ============

Service Shares

    Net Assets                                                                        $ 23,748,613
    Shares outstanding                                                                   2,538,046
    Redemption price per share                                                        $       9.36
                                                                                      ============

    Maximum Sales Charge - Service Shares                                                    3.00%
                                                                                      ------------

    Maximum Offering Price (100%/100%-
      Maximum Sales Charge) of net asset value
       adjusted to the nearest cent) per share -
       Service Shares                                                                 $      9.65
                                                                                      ============

Statement of Operations

                                                                     Year ended February 28, 2002


Investment Income allocated from
  corresponding Master Portfolio:
Interest income                                                                    $    389,634
Dividend income (Net of withholding tax of $4,589)                                      238,499
Expenses (Note 3)                                                                      (100,406)
                                                                                   -------------
  Net Investment Income allocated from
     corresponding Master Portfolio                                                     527,727

Expenses:(Note 3)
Investment advisory fees                                   $ 35,810
Administration fees                                          47,747
12b-1 fees                                                   59,683
Service organization fees                                    59,683
Accounting fees                                              13,925
Audit fees                                                   20,959
Other fees                                                   15,330
                                                           --------
Total expenses before fee reductions                                                    253,137
  Expenses reduced by the Distributor                                                   (59,683)
                                                                                   -------------
  Net Expenses                                                                          193,454
                                                                                   -------------
Net Investment Income                                                                   334,273
                                                                                   -------------

Realized/Unrealized Losses from Investments allocated from corresponding Master
  Portfolio:

Net realized losses from investment transactions                                        (14,473)
Change in unrealized appreciation/depreciation
  from investments                                                                   (1,705,583)
                                                                                   -------------
Net realized/unrealized losses from investments                                      (1,720,056)
                                                                                   -------------

Change in Net Assets Resulting from
  Operations                                                                       $ (1,385,783)
                                                                                   =============

                       See notes to financial statements

NestEgg Funds
NestEgg 2020 Fund

Statements of Changes in Net Assets

                                                                                 Year ended           Year ended
                                                                                February 28,         February 28,
                                                                                    2002                 2001
                                                                                ------------         ------------


From Investment Activities:
Operations:
    Net investment income                                                       $   334,273          $   306,340
    Net realized gains (losses) from investment transactions                        (14,473)              99,134
    Change in unrealized appreciation/depreciation from investments              (1,705,583)          (1,476,409)
                                                                                ------------         ------------
Change in net assets resulting from operations                                   (1,385,783)          (1,070,935)
                                                                                ------------         ------------

Distributions to Shareholders: Service Shares

    From net investment income                                                     (330,600)            (314,465)
    From net realized gains from investment transactions                                  -             (197,320)
                                                                                ------------         ------------
Change in net assets from shareholder distributions                                (330,600)            (511,785)
                                                                                ------------         ------------

Capital Share Transactions: Service Shares

    Proceeds from shares issued                                                   6,839,794           12,444,967
    Dividends reinvested                                                            330,600              505,790
    Cost of shares redeemed                                                      (5,218,430)          (6,685,168)
                                                                                ------------         ------------
Change in net assets from capital share transactions                              1,951,964            6,265,589
                                                                                ------------         ------------
Change in net assets                                                                235,581            4,682,869

Net Assets:

    Beginning of period                                                          23,513,032           18,830,163
                                                                                ------------        -------------
    End of period                                                                23,748,613         $ 23,513,032
                                                                                ============        =============
Share Transactions: Service Shares

    Issued                                                                          711,123            1,150,378
    Reinvested                                                                       34,220               47,765
    Redeemed                                                                       (543,407)            (612,340)
                                                                                ------------        -------------
Change in shares                                                                    201,936              585,803
                                                                                ============        =============

                       See notes to financial statements

NestEgg Funds
NestEgg 2020 Fund

Financial Highlights, Service Shares

     Selected data for a share outstanding throughout the period indicated.

                                                               Year ended       Year ended       Year ended       Period ended
                                                              February 28,     February 28,     February 29,      February 28,
                                                                  2002             2001             2000             1999 (a)
                                                              ------------    -------------     ------------      ------------
Net Asset Value, Beginning of Period                          $      10.07    $       10.76     $       9.93      $      10.00
                                                              ------------    -------------     ------------      ------------
Investment Activities
     Net investment income                                            0.13             0.18             0.07 (b)          0.01
     Net realized and unrealized
      gains (losses) from investments                                (0.71)           (0.58)            0.94             (0.08)
                                                              ------------    -------------     ------------      ------------
     Total from Investment Activities                                (0.58)           (0.40)            1.01             (0.07)
                                                              ------------    -------------     ------------      ------------
Distributions

     Net investment income                                           (0.13)           (0.18)           (0.13)                -
     Net realized gains from investment transactions                     -            (0.11)           (0.05)                -
                                                              ------------    -------------     ------------      ------------
     Total Distributions                                             (0.13)           (0.29)           (0.18)                -
                                                              ------------    -------------     ------------      ------------
Net Asset Value, End of Period                                $       9.36     $      10.07     $      10.76      $       9.93
                                                              ------------    -------------     ------------      ------------
Total Return (excludes sales charge)                                 (5.78%)          (3.78%)          10.20%            (0.70%)(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)                             $     23,749     $     23,513     $     18,830      $      7,149
Ratio of expenses to average net assets+                              1.23%            1.34%            1.50%             1.69% (d)
Ratio of net investment income to average net assets+                 1.40%            1.60%            1.30%             0.81% (d)
Ratio of expenses to average net assets*+                             1.48%            1.59%            3.47%             5.69% (d)
Portfolio Turnover Rate (e)                                             86%              39%              43%               36%

--------------------------------------------------------------------------------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
+    These ratios include expenses charged from the corresponding Master
     Portfolio.
(a)  The Fund commenced operations on January 4, 1999.
(b) Per share net investment income has been calculated using the daily average shares method.
(c)  Not annualized.
(d)  Annualized.
(e)  Portfolio turnover rate represents that of the corresponding Master
     Portfolio.


                       See notes to financial statements

NestEgg Funds
NestEgg 2030 Fund


Statement of Assets and Liabilities
                                                                         February 28, 2002
Assets:
Investments in the LifePath 2030
    Master Portfolio at value (Note 1)                                        $ 11,319,948
Receivable for capital shares issued                                                 8,977
                                                                              ------------
Total Assets                                                                    11,328,925
                                                                              ------------
Liabilities:

Payable for capital shares redeemed                   $  4,681
Accrued expenses and other payables:
    Investment advisory                                    499
    Administration                                       1,693
    Service Organization                                 2,116
    Other payables and accrued expenses                 16,389
                                                      --------
Total Liabilities                                                                   25,378
                                                                              ------------
Net Assets consist of:
Capital                                                                       $ 12,399,707
Accumulated net investment income                                                    7,304
Accumulated net realized losses
    from investment transactions                                                   (64,902)
Unrealized depreciation from investments                                        (1,038,562)
                                                                              ------------
Net Assets                                                                    $ 11,303,547
                                                                              ============
Service Shares

    Net Assets                                                                $ 11,303,547
    Shares outstanding                                                           1,232,870
    Redemption price per share                                                $       9.17
                                                                              ============
    Maximum Sales Charge - Service Shares                                             3.00%
                                                                              ------------
    Maximum Offering Price (100%/100%-
      Maximum Sales Charge) of net asset value
       adjusted to the nearest cent) per share -
      Service Shares                                                          $       9.45
                                                                              ============


Statement of Operations
                                                                      Year ended February 28, 2002
Investment Income allocated from
    corresponding Master Portfolio:
Interest income                                                                     $ 103,121
Dividend income (Net of withholding tax of $3,194)                                    135,602
Expenses (Note 3)                                                                     (46,910)
                                                                                    ----------
    Net Investment Income allocated from
      corresponding Master Portfolio                                                  191,813
                                                                                    ----------
Expenses:(Note 3)
Investment advisory fees                                     $ 16,580
Administration fees                                            22,107
12b-1 fees                                                     27,634
Service organization fees                                      27,634
Accounting fees                                                12,887
Audit fees                                                     12,077
Other fees                                                     19,900
                                                             --------

Total expenses before fee reductions                                                  138,819
    Expenses reduced by the Investment Advisor                                         (7,155)
    Expenses reduced by the Service Organization                                         (107)
    Expenses reduced by the Distributor                                               (27,634)
                                                                                    ----------
    Net Expenses                                                                      103,923
                                                                                    ----------
Net Investment Income                                                                  87,890
                                                                                    ----------
Realized/Unrealized Losses from Investments
  allocated from corresponding Master Portfolio:

Net realized losses from investment transactions                                     (706,540)
Change in unrealized appreciation/depreciation
    from investments                                                                 (354,601)
                                                                                   -----------
Net realized/unrealized losses from investments                                    (1,061,141)
                                                                                   -----------
Change in Net Assets Resulting from
    Operations                                                                     $ (973,251)
                                                                                   ===========


                       See notes to financial statements

NestEgg Funds
NestEgg 2030 Fund

Statements of Changes in Net Assets

                                                                              Year ended              Year ended
                                                                             February 28,            February 28,
                                                                                 2002                    2001
                                                                             ------------            ------------
From Investment Activities:
Operations:
    Net investment income                                                    $     87,890            $    68,543
    Net realized gains (losses) from investment transactions                     (706,540)                27,370
    Change in unrealized appreciation/depreciation from investments              (354,601)              (924,472)
                                                                             ------------            ------------
Change in net assets resulting from operations                                   (973,251)              (828,559)
                                                                             ------------            ------------
Distributions to Shareholders: Service Shares
    From net investment income                                                    (95,830)               (70,984)
    From net realized gains from investment transactions                          (49,314)               (40,629)
                                                                             ------------            ------------
Change in net assets from shareholder distributions                              (145,144)              (111,613)
                                                                             ------------            ------------
Capital Share Transactions: Service Shares
    Proceeds from shares issued                                                 3,856,073              6,288,734
    Dividends reinvested                                                          145,144               109,774
    Cost of shares redeemed                                                    (2,474,859)            (1,933,842)
                                                                             ------------            ------------
Change in net assets from capital share transactions                            1,526,358              4,464,666
                                                                             ------------            ------------
Change in net assets                                                              407,963              3,524,494

Net Assets:
    Beginning of period                                                        10,895,584              7,371,090
                                                                             ------------            -----------
    End of period                                                            $ 11,303,547            $10,895,584
                                                                             ============            ===========
Share Transactions: Service Shares
    Issued                                                                        402,010                563,566
    Reinvested                                                                     15,332                 10,205
    Redeemed                                                                     (255,291)              (171,704)
                                                                             ------------            ------------
Change in shares                                                                  162,051                402,067
                                                                             ============            ============


                       See notes to financial statements

NestEgg Funds
NestEgg 2030 Fund


Financial Highlights, Service Shares

      Selected data for a share outstanding throughout the period indicated.

                                                                   Year ended       Year ended     Year ended      Period ended
                                                                  February 28,     February 28,   February 29,     February 28,
                                                                      2002             2001           2000           1999 (a)
                                                                  ------------     ------------   ------------     ------------
Net Asset Value, Beginning of Period                              $      10.18     $      11.02   $       9.92     $      10.00
                                                                  ------------     ------------   ------------     ------------
Investment Activities
      Net investment income                                               0.08             0.09           0.07            -  **
      Net realized and unrealized gains
       (losses) on investments                                           (0.97)           (0.79)          1.14            (0.08)
                                                                  ------------     ------------   ------------     ------------
      Total from Investment Activities                                   (0.89)           (0.70)          1.21            (0.08)
                                                                  ------------     ------------   ------------     ------------
Distributions

      Net investment income                                              (0.08)           (0.09)         (0.06)               -
      Net realized gains from investment transactions                    (0.04)           (0.05)         (0.05)               -
                                                                  ------------     ------------   ------------     ------------
      Total Distributions                                                (0.12)           (0.14)         (0.11)               -
                                                                  ------------     ------------   ------------     ------------
Net Asset Value, End of Period                                    $       9.17     $      10.18   $      11.02     $       9.92
                                                                  ============     ============   ============     ============
Total Return (excludes sales charge)                                     (8.74%)          (6.42%)        12.28%           (0.80%)(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)                                 $     11,304     $     10,896   $      7,371     $      1,198
Ratio of expenses to average net assets/\                                 1.36%            1.49%          1.49%            1.50% (c)
Ratio of net investment income to average net assets/\                    0.80%            0.79%          0.72%            0.40% (c)
Ratio of expenses to average net assets*/\                                1.68%            1.91%          2.48%           17.19% (c)
Portfolio Turnover Rate (d)                                                 53%              27%            26%            0.19

--------------------------------------------------------------------------------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
/\  These ratios include expenses charged from the corresponding Master
     Portfolio.
(a) The Fund commenced operations on January 4, 1999.
(b) Not Annualized.
(c) Annualized.
(d) Portfolio turnover rate represents that of the corresponding Master
     Portfolio.

                       See notes to financial statements

NestEgg Funds
NestEgg 2040 Fund

Statement of Assets and Liabilities
                                                                        February 28, 2002


Assets:
Investments in the LifePath 2040
    Master Portfolio at value (Note 1)                                       $ 10,122,140
    Receivable for capital shares issued                                           11,145
                                                                            -------------
Total Assets                                                                   10,133,285
                                                                            -------------

Liabilities:
Payable for capital shares redeemed                    $ 2,050
Accrued expenses and other payables:
    Administration                                       1,551
    Service organization                                 1,706
    Other payables and accrued expenses                 16,033
                                                 -------------
Total Liabilities                                                                  21,340
                                                                            -------------
Net Assets                                                                   $ 10,111,945

Net Assets consist of:
Capital                                                                      $ 12,179,658
Distributions in excess of net investment income                                  (10,421)
Accumulated net realized losses
    from investment transactions                                                 (701,753)
Unrealized depreciation from investments                                       (1,355,539)
                                                                            -------------
Net Assets                                                                   $ 10,111,945
                                                                            -------------

Service Shares

    Net Assets                                                               $ 10,111,945
    Shares outstanding                                                          1,141,524
    Redemption price per share                                                     $ 8.86
                                                                            -------------

    Maximum Sales Charge - Service Shares                                           3.00%
                                                                            -------------

    Maximum Offering Price (100%/100%- Maximum Sales Charge) of net
      asset value adjusted to the nearest cent) per share -
      Service Shares                                                               $ 9.13
                                                                            -------------


Statement of Operations

                                                                  Year ended February 28, 2002


Investment Income allocated from
   corresponding Master Portfolio:
Interest income                                                                     $ 18,015
Dividend income (Net of withholding tax of $2,602)                                   143,825
Expenses (Note 3)                                                                    (45,268)
                                                                               -------------

   Net Investment Income allocated from
      corresponding Master Portfolio                                                 116,572
                                                                               -------------

Expenses:(Note 3)
Investment advisory fees                                 $ 15,744
Administration fees                                        20,991
12b-1 fees                                                 26,239
Service organization fees                                  26,239
Accounting fees                                            14,955
Audit fees                                                 11,000
Other fees                                                 20,107
                                                    -------------

Total expenses before fee reductions                                                 135,275
   Expenses reduced by the Investment Advisor                                         (9,229)
   Expenses reduced by the Distributor                                               (26,239)
   Expenses reduced by the Service Organization                                       (1,631)
                                                                               -------------
   Net Expenses                                                                       98,176
                                                                               -------------
Net Investment Income                                                                 18,396
                                                                               -------------

Realized/Unrealized Losses from
   Investments allocated from corresponding
   Master Portfolio:
Net realized losses from investment transactions                                    (953,342)
Change in unrealized appreciation/depreciation
   from investments                                                                 (303,969)
                                                                               -------------
Net realized/unrealized losses from investments                                   (1,257,311)
                                                                               -------------

Change in Net Assets Resulting from
   Operations                                                                   $ (1,238,915)
                                                                               -------------

                       See notes to financial statements

NestEgg Funds
NestEgg 2040 Fund

Statements of Changes in Net Assets

                                                                             Year ended              Year ended
                                                                            February 28,            February 28,
                                                                                2002                    2001
                                                                           ---------------      -----------------

From Investment Activities:
Operations:
    Net investment income (loss)                                            $     18,396        $     (1,045)
    Net realized gains (losses) from investment transactions                    (953,342)             49,743
    Change in unrealized appreciation/depreciation from investments             (303,969)         (1,294,764)
                                                                           ---------------      -----------------
Change in net assets resulting from operations                                (1,238,915)         (1,246,066)
                                                                           ---------------      -----------------

Distributions to Shareholders: Service Shares
    From net investment income                                                   (34,286)             (4,757)
    From net realized gains from investment transactions                            (651)            (83,298)
                                                                           ---------------      -----------------
Change in net assets from shareholder distributions                              (34,937)            (88,055)
                                                                           ---------------      -----------------

Capital Share Transactions: Service Shares
    Proceeds from shares issued                                                3,842,331           7,545,141
    Dividends reinvested                                                          34,937              87,194
    Cost of shares redeemed                                                   (2,741,312)         (4,076,452)
                                                                           ---------------      -----------------
Change in net assets from capital share transactions                           1,135,956           3,555,883
                                                                           ---------------      -----------------

Change in net assets                                                            (137,896)          2,221,762

Net Assets:
    Beginning of period                                                       10,249,841           8,028,079
                                                                           ---------------      -----------------
    End of period                                                           $ 10,111,945        $ 10,249,841
                                                                           ---------------      -----------------

Share Transactions: Service Shares
    Issued                                                                       413,257             665,538
    Reinvested                                                                     3,888               8,412
    Redeemed                                                                    (298,049)           (354,748)
                                                                           ---------------      -----------------
Change in shares                                                                 119,096             319,202
                                                                           ---------------      -----------------

                       See notes to financial statements

NestEgg Funds
NestEgg 2040 Fund

Financial Highlights, Service Shares

    Selected data for a share outstanding throughout the period indicated.

                                                                        Year ended       Year ended     Year ended     Period ended
                                                                       February 28,     February 28,   February 29,    February 28,
                                                                           2002             2001           2000          1999 (a)
                                                                      --------------  -------------- ---------------  --------------

Net Asset Value, Beginning of Period                                   $   10.03       $  11.42       $  9.95          $ 10.00
                                                                      --------------  -------------- ---------------  --------------
Investment Activities
    Net investment income (loss)                                            0.02              -  **         - **         (0.01)
    Net realized and unrealized gains (losses) from investments            (1.16)         (1.27)         1.52            (0.04)
                                                                      --------------  -------------- ---------------  --------------
    Total from Investment Activities                                       (1.14)         (1.27)         1.52            (0.05)
                                                                      --------------  -------------- ---------------  --------------
Distributions

    Net investment income                                                  (0.03)         (0.01)        (0.01)               -
    Net realized gains from investment transactions                            - **       (0.11)        (0.04)               -
                                                                      --------------  -------------- ---------------  --------------
    Total Distributions                                                    (0.03)         (0.12)        (0.05)               -
                                                                      --------------  -------------- ---------------  --------------
Net Asset Value, End of Period                                         $    8.86       $  10.03       $ 11.42          $  9.95
                                                                      --------------  -------------- ---------------  --------------
Total Return (excludes sales charge)                                     (11.37%)       (11.22%)       15.36%           (0.05%)(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)                                      $  10,112       $ 10,250       $ 8,028            $ 876
Ratio of expenses to average net assets/\                                  1.37%          1.46%         1.48%            1.50% (c)
Ratio of net investment loss to average net assets/\                       0.18%         (0.01%)       (0.05%)          (0.51%)(c)
Ratio of expenses to average net assets*/\                                 1.72%          1.86%         2.32%           14.00% (c)
Portfolio Turnover Rate (d)                                                  15%            20%           29%              19%

--------------------------------------------------------------------------------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

**  The amount is less than $0.005.

/\  These ratios include expenses charged from the corresponding Master
    Portfolio.
(a) The Fund commenced operations on January 4, 1999.
(b) Not Annualized.
(c) Annualized.
(d) Portfolio turnover rate represents that of the corresponding Master
    Portfolio.

                       See notes to financial statements

NestEgg Funds
Notes to Financial Statements
February 28, 2002

--------------------------------------------------------------------------------


1. Organization:

The American Independence Funds Trust (the "Trust") was established as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently offers eleven diversified series, including the NestEgg Funds. The accompanying financial statements and financial highlights are those of the NestEgg Capital Preservation Fund, the NestEgg 2010 Fund, the NestEgg 2020 Fund, the NestEgg 2030 Fund and the NestEgg 2040 Fund (individually a "Fund", collectively the "NestEgg Funds").

Each Fund seeks to achieve its objective by investing its investable assets in a corresponding series of the Master Investment Portfolio: LifePath Income Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio (each a "Master Portfolio"). Each Master Portfolio has a substantially similar investment objective as the corresponding NestEgg Fund. Each Fund's investment in its corresponding Master Portfolio reflects the Fund's interest in the net assets of the Master Portfolio. The percentage of the corresponding LifePath Master Portfolios owned by each Fund as of February 28, 2002 was approximately 13.12% for the NestEgg Capital Preservation Fund; 13.19% for the NestEgg 2010 Fund; 6.90% for the NestEgg 2020 Fund; 9.44% for the NestEgg 2030 Fund; and 10.62% for the NestEgg 2040 Fund. The financial statements of the Master Portfolios, including their schedules of investments, are included elsewhere in this report and should be read in conjunction with the NestEgg Funds' financial statements.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the NestEgg Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation

Valuation of securities held by the Master Portfolios is discussed in the notes to the Master Portfolios' financial statements included elsewhere in this report.

Investment income and expenses

The NestEgg Funds record daily their proportionate share of the Master Portfolios' income, expenses, realized and unrealized gains and losses. Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Trust are prorated to all the Funds on the basis of relative net assets.

Distributions to Shareholders

The NestEgg Funds declare and pay dividends from net investment income quarterly. Distributions from net realized capital gains, if any, are distributed at least annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns and distributions) such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications.

NestEgg Funds
Notes to Financial Statements
February 28, 2002

--------------------------------------------------------------------------------

Federal Income Taxes

The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

3. Investment Advisory, Administration, and Distribution Agreements:

The Trust and INTRUST Financial Services, Inc. (the "Adviser") are parties to an investment advisory agreement under which the Adviser is entitled to receive an annual fee up to 0.15% of the average daily net assets of each NestEgg Fund when the Fund invests all of its investable assets in a Master Portfolio or another investment company. This fee is computed daily and paid monthly. The investment advisory agreement for the NestEgg Funds also provides for an investment advisory fee up to 1.25% of the average daily net assets of the Fund if the Fund does not invest all of its assets in the Master Portfolio or another investment company. Contractual investment advisory fees of 0.35% are paid at the Master Portfolio level. Prior to July 1, 2001, contractual investment advisory fees paid at the Master Portfolio level were 0.55%. The advisory fee of 0.15% payable to INTRUST was further reduced by a contractual fee waiver to the extent total fund operating expenses exceeded 1.30% of the applicable Fund's assets for the period ended February 28, 2002.

The Trust and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Administrator") are parties to an administration agreement under which the Administrator provides services for a fee that is computed daily and paid monthly, based on each NestEgg Funds' average daily net assets, subject to an annual minimum.

The Trust and BISYS Fund Services (the "Distributor") are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Each fund is subject to a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. As provided under the Plan, the Fund will pay the Distributor up to an annual rate of 0.25% of the average daily net assets of the Service Class shares of the Funds and 0.75% of the average daily net assets of the Premium Class shares of the Funds. As of and for the period ended February 28, 2002, no payments were made pursuant to the 12b-1 plan.

Other financial organizations ("Service Organizations") also may provide administrative services for the Funds, such as maintaining shareholder accounts and records. The Funds may pay fees to Service Organizations in amounts up to an annual rate of 0.25% of the daily net asset value of the Funds' shares owned by shareholders with whom the Service Organizations have a servicing relationship.

Fees may be reduced to assist the Funds in maintaining more competitive expense ratios.

4. Shares of Beneficial Interest:

Currently, shares of the Funds are divided into two classes: Service and Premium. As of and for the period ended February 28, 2002, the Premium Class has not yet been offered to the public. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series.

The Funds are authorized to issue 100 million shares of $.001 par value capital stock.

NestEgg Funds
Notes to Financial Statements
February 28, 2002

--------------------------------------------------------------------------------

5. Federal Tax Information (unaudited)

Distributions to Shareholders:

The tax character of distributions paid during the tax year ended December 31, 2001 was as follows:

                  Distributions paid from
                ---------------------------

                                   Net Investment    Net Long Term         Total Taxable     Tax Return of    Total Distributions
                                   Income            Capital Gains         Distributions     Capital           Paid
------------------------------------------------------------------------------------------------------------------------------------
Service Shares
Capital Preservation Fund          $   142,752       $   10,898             $153,650          $     -       $   158,650           *
2010 Fund                              320,549                -              320,549           14,584           335,133           *
2020 Fund                              296,600                -              296,600           32,526           329,126           *
2030 Fund                               71,773           49,314              121,087           17,172           138,259           *
2040 Fund                                5,223              651                5,874           14,484            20,358           *

* Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

As of December 31, 2001, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                     Undistributed      Undistributed                        Accumulated       Unrealized         Total
                        Ordinary          Long-Term       Accumulated        Capital and Other Appreciation/      Accumulated
                         Income         Capital Gains      Earnings           Losses**         (Depreciation)***  Earnings/(Deficit)
------------------------------------------------------------------------------------------------------------------------------------
Service Shares
Capital Preservation
 Fund                       $    -       $       4,628     $      4,628       $      (284)      $       1,494      $   5,838
2010 Fund                        -                  -                 -           (37,232)            (14,902)       (52,134)
2020 Fund                        -                  -                 -          (507,437)            (60,420)      (567,857)
2030 Fund                        -                  -                 -           (20,070)            (26,850)       (46,920)
2040 Fund                        -                  -                 -          (621,736)             11,108       (610,628)

** As of December 31, 2001, the following Funds had net capital loss carryforwards, which are available to offset future realized gains.

                                     Amount               Expires
                                   ---------              -------
2010 Fund                          $  35,785                2009
2020 Fund                            416,418                2009
2040 Fund                            488,302                2009

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Funds' next tax year. For the tax year ended December 31, 2001, the Funds deferred to January 1, 2002 post October capital losses, post October currency losses of:

                              Capital Losses                  Currency Losses
                              --------------                  ---------------

Capital Preservation Fund          $      -                          $  284
2010 Fund                                51                           1,396
2020 Fund                            91,019                               -
2030 Fund                            20,010                              60
2040 Fund                           133,380                              54

*** The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to tax deferral of losses on wash sales.

NestEgg Funds
Notes to Financial Statements
February 28, 2002

--------------------------------------------------------------------------------

Dividend Received Deduction

For corporate shareholders the following percentage of the total ordinary income distributions paid during the tax year ended December 31, 2001, qualify for the corporate dividend received deduction for the following Funds:

NestEgg Capital Preservation                                        6.86%
NestEgg 2010                                                       27.28%
NestEgg 2020                                                       71.21%
NestEgg 2030                                                       72.01%
NestEgg 2040                                                       26.48%

6. Proxy Vote Disclosure (Unaudited)

On November 14, 2001, a Special Meeting of the Shareholders of the American Independence Funds Trust took place at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio at 10:00 a.m. The following trustees were elected at this meeting with the respective votes. The votes for these trustees include the shares of both the American Independence and NestEgg shareholders.

Ronald L. Baldwin                                                     Terry L. Carter
                                   No. of Shares                                                  No. of Shares
                                   -------------                                                  -------------
For:                                  99,518,877                      For:                           99,584,310
Withheld:                                 71,919                      Withheld:                           6,486
Total                                 99,590,796                      Total                          99,590,796

Thomas F. Kice                                                        Troy Jordan
                                   No. of Shares                                                  No. of Shares
                                   -------------                                                  -------------

For:                                   99,584,310                     For:                            99,584,310
Withheld:                                   6,486                     Withheld:                            6,486
Total                                  99,590,796                     Total                           99,590,796

George Mileusnic                                                      John J. Pileggi
                                   No. of Shares                                                  No. of Shares
                                   -------------                                                  -------------

For:                                   99,584,310                     For:                            99,584,310
Withheld:                                   6,486                     Withheld:                            6,486
Total                                  99,590,796                     Total                           99,590,796

Rodney D. Pitts                                                       Peter L. Ochs
                                   No. of Shares                                                  No. of Shares
                                   -------------                                                  -------------

For:                                   99,584,310                     For:                            99,584,310
Withheld:                                   6,486                     Withheld:                            6,486
Total                                  99,590,796                     Total                           99,590,796

Phillip J. Owings
                                   No. of Shares
                                   -------------

For:                                   99,518,877
Withheld:                                  71,919
Total:                                 99,590,796

In addition, trustees for the Master Portfolio were also voted upon by NestEgg shareholders only. The votes for each trustee are shown below by fund:

NestEgg Funds
Notes to Financial Statements
February 28, 2002

------------------------------------------------------------------------------------------------------------------------------------

Capital Preservation - Mary G.F. Bitterman                              Capital Preservation - Jack S. Euphrat
                                                No. of Shares                                   No. of Shares
                                                -------------                                   -------------
For:                                                    525,764         For:                            525,764
Abstaining:                                                 -           Abstaining:                         -
Total:                                                  525,764         Total:                          525,764

Capital Preservation - R. Greg Feltus                                   Capital Preservation - W. Rodney Hughes
                                                No. of Shares                                   No. of Shares
                                                -------------                                   -------------

For:                                                    525,764         For:                            525,764
Abstaining:                                                 -           Abstaining:                         -
Total:                                                  525,764         Total:                          525,764

Capital Preservation - Lee T. Kranefuss                                 Capital Preservation - Richard K. Lyons
                                                No. of Shares                                   No. of Shares
                                                -------------                                   -------------

For:                                                    525,764         For:                            525,764
Abstaining:                                                 -           Abstaining:                         -
Total:                                                  525,764         Total:                          525,764

Capital Preservation - Leo Soong
                                                No. of Shares
                                                -------------

For:                                                     525,764
Abstaining:                                                 -
Total:                                                   525,764

2010 - Mary G.F. Bitterman                                              2010 - Jack S. Euphrat
                                                No. of Shares                                   No. of Shares
                                                -------------                                   -------------

For:                                                  1,513,882         For:                          1,513,882
Abstaining:                                                 -           Abstaining:                         -
Total:                                                1,513,882         Total:                        1,513,882

2010 - R. Greg Feltus                                                   2010 - W. Rodney Hughes
                                                No. of Shares                                   No. of Shares
                                                -------------                                   -------------

For:                                                  1,513,882         For:                          1,513,882
Abstaining:                                                 -           Abstaining:                         -
Total:                                                1,513,882         Total:                        1,513,882

2010 - Lee T. Kranefuss                                                 2010 - Richard K. Lyons
                                                No. of Shares                                   No. of Shares
                                                -------------                                   -------------
For:                                                  1,513,882         For:                          1,513,882
Abstaining:                                                 -           Abstaining:                         -
Total:                                                1,513,882         Total:                        1,513,882

2010 - Leo Soong

                                                No. of Shares
                                                -------------

For:                                                  1,513,882
Abstaining:                                                 -
Total:                                                1,513,882

NestEgg Funds
Notes to Financial Statements
February 28, 2002

------------------------------------------------------------------------------------------------------------------------------------

2020 - Mary G.F. Bitterman                                                2020 - Jack S. Euphrat
                                   No. of Shares                                                       No. of Shares
                                   -------------                                                       -------------
For:                                     2,472,149                        For:                               2,472,149
Abstaining:                                    -                          Abstaining:                              -
Total:                                   2,472,149                        Total:                             2,472,149

2020 - R. Greg Feltus                                                     2020 - W. Rodney Hughes
                                   No. of Shares                                                       No. of Shares
                                   -------------                                                       -------------

For:                                     2,472,149                        For:                               2,472,149
Abstaining:                                    -                          Abstaining:                              -
Total:                                   2,472,149                        Total:                             2,472,149

2020 - Lee T. Kranefuss                                                   2020 - Richard K. Lyons
                                   No. of Shares                                                       No. of Shares
                                   -------------                                                       -------------

For:                                     2,472,149                        For:                               2,472,149
Abstaining:                                    -                          Abstaining:                              -
Total:                                   2,472,149                        Total:                             2,472,149

2020  - Leo Soong
                                   No. of Shares
                                   -------------

For:                                     2,472,149
Abstaining:                                    -
Total:                                   2,472,149

2030 - Mary G.F. Bitterman                                                2030 - Jack S. Euphrat
                                   No. of Shares                                                       No. of Shares
                                   -------------                                                       -------------

For:                                     1,123,813                        For:                               1,123,813
Abstaining:                                    -                          Abstaining:                              -
Total:                                   1,123,813                        Total:                             1,123,813

2030 - R. Greg Feltus                                                     2030 - W. Rodney Hughes
                                   No. of Shares                                                       No. of Shares
                                   -------------                                                       -------------

For:                                     1,123,813                        For:                               1,123,813
Abstaining:                                    -                          Abstaining:                              -
Total:                                   1,123,813                        Total:                             1,123,813

2030 - Lee T. Kranefuss                                                   2030 - Richard K. Lyons
                                   No. of Shares                                                       No. of Shares
                                   -------------                                                       -------------

For:                                     1,123,813                        For:                               1,123,813
Abstaining:                                    -                          Abstaining:                              -
Total:                                   1,123,813                        Total:                             1,123,813

2030 - Leo Soong
                                   No. of Shares
                                   -------------

For:                                     1,123,813
Abstaining:                                    -
Total:                                   1,123,813

NestEgg Funds
Notes to Financial Statements
February 28, 2002

------------------------------------------------------------------------------------------------------------------------------------
2040 - Mary G.F. Bitterman                                                    2040 - Jack S. Euphrat
                                             No. of Shares                                                 No. of Shares
                                             -------------                                                 -------------
For:                                             1,110,385                    For:                             1,110,385
Abstaining:                                            -                      Abstaining:                            -
Total:                                           1,110,385                    Total:                           1,110,385

2040 - R. Greg Feltus                                                         2040 - W. Rodney Hughes
                                             No. of Shares                                                 No. of Shares
                                             -------------                                                 -------------
For:                                             1,110,385                    For:                             1,110,385
Abstaining:                                            -                      Abstaining:                            -
Total:                                           1,110,385                    Total:                           1,110,385

2040 - Lee T. Kranefuss                                                       2040 - Richard K. Lyons
                                             No. of Shares                                                 No. of Shares
                                             -------------                                                 -------------
For:                                             1,110,385                    For:                             1,110,385
Abstaining:                                            -                      Abstaining:                            -
Total:                                           1,110,385                    Total:                           1,110,385

2040  - Leo Soong

                                             No. of Shares
                                             -------------
For:                                             1,110,385
Abstaining:                                            -
Total:                                           1,110,385

The second proposal at the meeting was to convert the Funds' investment objectives from fundamental to non-fundamental. The votes for this proposal were as follows:

Capital Preservation                                                          2010
                                             No. of Shares                                                 No. of Shares
                                             -------------                                                 -------------
For:                                               525,764                    For:                            1,513,882
Against:                                                93                    Against:                               -
Abstaining:                                            -                      Abstaining:                            -
Total:                                             525,857                    Total:                          1,513,882

2020                                                                          2030
                                             No. of Shares                                                 No. of Shares
                                             -------------                                                 -------------
For:                                             2,472,149                    For:                            1,123,813
Against:                                              -                       Against:                               -
Abstaining:                                           -                       Abstaining:                            -
Total:                                           2,472,149                    Total:                          1,123,813

2040

                                            No. of Shares
                                            -------------
For:                                            1,105,047
Against:                                               93
Abstaining:                                          -
Total:                                          1,105,140

The third proposal affected only the Capital Preservation and 2010 Funds. The proposal was to change the asset allocation model of the Master Portfolio to increase the "normal" equity percentage for each Master Portfolio that has reached its time horizon. The votes for each fund were as follows:

NestEgg Funds
Notes to Financial Statements
February 28, 2002

------------------------------------------------------------------------------------------------------------------------------------
Capital Preservation                                                    2010
                                         No. of Shares                                                No. of Shares
                                         -------------                                                -------------

For:                                           525,764                  For:                             1,513,882
Against:                                            93                  Against:                                -
Abstaining:                                        -                    Abstaining:                             -
Total:                                         525,857                  Total:                           1,513,882

The fourth proposal was to amend each Fund's/Master Portfolio's fundamental investment policies and converting certain others to non-fundamental policies. The results from that vote were as follows:

Capital Preservation - Industry Concentration                               Capital Preservation - Diversification

                                         No. of Shares                                                         No. of Shares
                                         -------------                                                         -------------
For:                                           525,764                      For:                                     525,764
Against:                                           -                        Against:                                     -
Abstaining:                                        -                        Abstaining:                                  -
Total:                                         525,764                      Total:                                   525,764

Capital Preservation - Borrowing Money                                      Capital Preservation - Issuing Senior Securities

                                         No. of Shares                                                         No. of Shares
                                         -------------                                                         -------------
For:                                           525,764                      For:                                     525,764
Against:                                           -                        Against:                                     -
Abstaining:                                        -                        Abstaining:                                  -
Total:                                         525,764                      Total:                                   525,764

Capital Preservation - Lending                                              Capital Preservation - Underwriting

                                         No. of Shares                                                         No. of Shares
                                         -------------                                                         -------------
For:                                           525,764                      For:                                     525,764
Against:                                           -                        Against:                                     -
Abstaining:                                        -                        Abstaining:                                  -
Total:                                         525,764                      Total:                                   525,764

Capital Preservation - Investments in Real Estate                           Capital  Preservation - Investments in Commodities  and
                                                                            Commodity Contracts

                                         No. of Shares                                                         No. of Shares
                                         -------------                                                         -------------
For:                                           525,764                      For:                                     525,764
Against:                                           -                        Against:                                     -
Abstaining:                                        -                        Abstaining:                                  -
Total:                                         525,764                      Total:                                   525,764

Capital Preservation - Purchasing Securities on Margin

                                         No. of Shares
                                         -------------
For:                                           525,764
Against:                                           -
Abstaining:                                        -
Total:                                         525,764

NestEgg Funds
Notes to Financial Statements
February 28, 2002

------------------------------------------------------------------------------------------------------------------------------------
2010 - Industry Concentration                                  2010 - Diversification
                        No. of Shares                                                                       No. of Shares
                        -------------                                                                       -------------
For:                        1,513,882                          For:                                             1,513,882
Against:                           -                           Against:                                                -
Abstaining:                        -                           Abstaining:                                             -
Total:                      1,513,882                          Total:                                           1,513,882

2010 - Borrowing Money                                         2010 - Issuing Senior Securities
                        No. of Shares                                                                       No. of Shares
                        -------------                                                                       -------------
For:                        1,513,882                          For:                                             1,513,882
Against:                           -                           Against:                                                -
Abstaining:                        -                           Abstaining:                                             -
Total:                      1,513,882                          Total:                                           1,513,882

2010 - Lending                                                 2010 - Underwriting
                        No. of Shares                                                                       No. of Shares
                        -------------                                                                       -------------
For:                        1,513,882                          For:                                             1,513,882
Against:                           -                           Against:                                                -
Abstaining:                        -                           Abstaining:                                             -
Total:                      1,513,882                          Total:                                           1,513,882

2010 - Investments in Real Estate                              2010 - Investments in Commodities and Commodity Contracts
                        No. of Shares                                                                       No. of Shares
                        -------------                                                                       -------------
For:                        1,513,882                          For:                                             1,513,882
Against:                           -                           Against:                                                -
Abstaining:                        -                           Abstaining:                                             -
Total:                      1,513,882                          Total:                                           1,513,882

2010 - Purchasing Securities on Margin

                        No. of Shares
                        -------------
For:                        1,513,882
Against:                           -
Abstaining:                        -
Total:                      1,513,882

2020 - Industry Concentration                                  2020 - Diversification
                        No. of Shares                                                                       No. of Shares
                        -------------                                                                       -------------
For:                        2,472,149                          For:                                             2,472,149
Against:                           -                           Against:                                                -
Abstaining:                        -                           Abstaining:                                             -
Total:                      2,472,149                          Total:                                           2,472,149

2020 - Borrowing Money                                         2020 - Issuing Senior Securities
                        No. of Shares                                                                       No. of Shares
                        -------------                                                                       -------------
For:                        2,472,149                          For:                                             2,472,149
Against:                           -                           Against:                                                -
Abstaining:                        -                           Abstaining:                                             -
Total:                      2,472,149                          Total:                                           2,472,149

NestEgg Funds
Notes to Financial Statements
February 28, 2002

------------------------------------------------------------------------------------------------------------------------------------

2020 - Lending                                                        2020 - Underwriting
                                    No. of Shares                                                        No. of Shares
                                    -------------                                                        -------------
For:                                    2,472,149                     For:                                   2,472,149
Against:                                       -                      Against:                                      -
Abstaining:                                    -                      Abstaining:                                   -
Total:                                  2,472,149                     Total:                                 2,472,149

2020 - Investments in Real Estate                                     2020 - Investments in Commodities and Commodity Contracts
                                    No. of Shares                                                        No. of Shares
                                    -------------                                                        -------------
For:                                    2,472,149                     For:                                   2,472,149
Against:                                       -                      Against:                                      -
Abstaining:                                    -                      Abstaining:                                   -
Total:                                  2,472,149                     Total:                                 2,472,149


2020 - Purchasing Securities on Margin

                                    No. of Shares
                                    -------------
For:                                    2,472,149
Against:                                       -
Abstaining:                                    -
Total:                                  2,472,149

2030 - Industry Concentration                                         2030 - Diversification
                                    No. of Shares                                                        No. of Shares
                                    -------------                                                        -------------
For:                                    1,123,813                     For:                                   1,123,813
Against:                                       -                      Against:                                      -
Abstaining:                                    -                      Abstaining:                                   -
Total:                                 1,123,813                      Total:                                 1,123,813

2030 - Borrowing Money                                                2030 - Issuing Senior Securities
                                    No. of Shares                                                        No. of Shares
                                    -------------                                                        -------------
For:                                    1,123,813                     For:                                   1,123,813
Against:                                       -                      Against:                                      -
Abstaining:                                    -                      Abstaining:                                   -
Total:                                 1,123,813                      Total:                                 1,123,813

2030 - Lending                                                        2030 - Underwriting
                                    No. of Shares                                                        No. of Shares
                                    -------------                                                        -------------
For:                                    1,123,813                     For:                                   1,123,813
Against:                                       -                      Against:                                      -
Abstaining:                                    -                      Abstaining:                                   -
Total:                                 1,123,813                      Total:                                 1,123,813

2030 - Investments in Real Estate                                     2030 - Investments in Commodities and Commodity Contracts
                                    No. of Shares                                                        No. of Shares
                                    -------------                                                        -------------
For:                                    1,123,813                     For:                                   1,123,813
Against:                                       -                      Against:                                      -
Abstaining:                                    -                      Abstaining:                                   -
Total:                                 1,123,813                      Total:                                 1,123,813

NestEgg Funds
Notes to Financial Statements
February 28, 2002

------------------------------------------------------------------------------------------------------------------------------------
2030 - Purchasing Securities on Margin

                                            No. of Shares
                                            -------------
For:                                            1,123,813
Against:                                               -
Abstaining:                                            -
Total:                                          1,123,813

2040 - Industry Concentration                                               2040 - Diversification
                                            No. of Shares                                                    No. of Shares
                                            -------------                                                    -------------
For:                                            1,105,047                   For:                                1,105,047
Against:                                               93                   Against:                                   93
Abstaining:                                            -                    Abstaining:                                -
Total:                                          1,105,140                   Total:                              1,105,140

2040 - Borrowing Money                                                      2040 - Issuing Senior Securities
                                            No. of Shares                                                    No. of Shares
                                            -------------                                                    -------------

For:                                            1,105,047                   For:                                1,105,047
Against:                                               93                   Against:                                   93
Abstaining:                                            -                    Abstaining:                                -
Total:                                         1,105,140                    Total:                              1,105,140

2040 - Lending                                                              2040 - Underwriting
                                            No. of Shares                                                    No. of Shares
                                            -------------                                                    -------------
For:                                            1,105,047                   For:                                1,105,047
Against:                                               93                   Against:                                   93
Abstaining:                                            -                    Abstaining:                                -
Total:                                          1,105,140                   Total:                              1,105,140

2040 - Investments in Real Estate Contracts                                 2040 - Investments in Commodities and Commodity
                                            No. of Shares                                                   No. of Shares
                                            -------------                                                    -------------
For:                                            1,105,047                   For:                                1,105,047
Against:                                               93                   Against:                                   93
Abstaining:                                            -                    Abstaining:                                -
Total:                                          1,105,140                   Total:                              1,105,140

2040 - Purchasing Securities on Margin

                                            No. of Shares
                                            ------------
For:                                            1,105,047
Against:                                               93
Abstaining:                                            -
Total:                                          1,105,140

7.       TRUSTEES AND OFFICERS (Unaudited)

     The Board of Trustees governs the Trust. The Trustees are responsible for generally overseeing the conduct of the Trust's business. The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds. In addition, the Trustees review contractual arrangements with companies that provide services to the Trust and review the Funds' performance. The Trust is composed of eleven portfolios.

NestEgg Funds
Notes to Financial Statements
February 28, 2002

--------------------------------------------------------------------------------

The table below shows the value of each Trustee's holdings in the Trust and all of the Funds as of December 31, 2001.

                 --------------------------------------------------------------------------------

                           Name of Trustee        Dollar Range of NestEgg       Aggregate Dollar
                                                  Fund Shares Owned             Range of Shares
                                                                               Held in all Funds
                 --------------------------------------------------------------------------------
                  Terry L. Carter                $0                           $0
                  Thomas F. Kice                 $0                           $0
                  George Mileusnic               $0                           $0
                  John J.Pileggi                 $0                           $0
                  Peter L. Ochs                  $0                           $0
                  *Phillip J. Owings             $0                           $0
                  *Rodney D. Pitts               $0                           $0
                  *Troy Jordan                   $0                           $0
                  *Ronald L. Baldwin             $0                           $0
                 --------------------------------------------------------------------------------

 * Trustees who are or may be deemed "interested persons" (as defined in the Investment Company Act of 1940) of the Trust, INTRUST Bank or INTRUST Financial Services, Inc. Messrs. Owings, Pitts, Jordan and Baldwin are deemed "interested persons" by virtue of their positions as officers of the Trust, or officers of INTRUST Bank N.A. or officers of INTRUST Financial Services, Inc. Rodney D. Pitts is a Senior Vice President of INTRUST Bank. Troy Jordan is a Senior Vice President of INTRUST Bank. Ronald L. Baldwin is a Director and Vice Chairman of INTRUST Financial Services, Inc. Phillip J. Owings is formerly a Director and Executive Vice President of INTRUST Bank. In addition, Mr. Owings is employed by Sungard Wealth Management Services which provides certain services related to back office operations to certain affiliates of INTRUST Bank.

     The age, address and principal occupations for the past five years of each Trustee and executive officers of the Trust are listed below. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219. In addition to the five NestEgg Funds, each Trustee and Officer serves in the same capacity for the Trust's six other series.

                                Position, Term of
                                Office and Length
Name, Date of Birth (Age) and     of Time Served
Address                                with          Principal Occupation(s) During Past 5 Years and Other Directorships Held by
-------                            the Trust         Trustee
                                   ---------         ------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

                                       Term
                                 Lifetime of Trust
                                  until removal,
                                  resignation or
                                    retirement*

Phillip J. Owings (Age: 57)     Trustee since        President and Division Manager Sungard Wealth Management Services, LLC;
8200 Thorn Drive, Suite 125     8/29/00              formerly, Director and Executive Vice President of INTRUST Financial
Wichita, Kansas 67226                                Services, Inc.

Rodney D. Pitts (Age: 41)       Trustee since        Senior Vice President of INTRUST Bank N.A.; formerly Vice President of
105 North Main Street           9/24/01              Nationsbank, N.A.
Wichita, Kansas 67202

------------------------------------------------------------------------------------------------------------------------------------
Troy Jordan (Age: 39)           Trustee since        Senior Vice President of INTRUST Bank N.A.
105 North Main Street           9/24/01
Wichita, Kansas 67202

------------------------------------------------------------------------------------------------------------------------------------
Ronald L. Baldwin (Age: 48)     Trustee since        Director and Vice Chairman of INTRUST Financial Services, Inc.;
105 North Main Street           8/29/00              Executive Vice President of INTRUST Bank N.A.
Wichita, Kansas 67202
------------------------------------------------------------------------------------------------------------------------------------

NestEgg Funds
Notes to Financial Statements
February 28, 2002

------------------------------------------------------------------------------------------------------------------------------------


------------------------------
NON-INTERESTED TRUSTEES

                                       Term
                                 Lifetime of Trust
                                  until removal,
                                  resignation or
                                    retirement*

Terry L. Carter (1/3/49)        Trustee since        Senior Vice President of QuikTrip Corporation
1235 East 26th Street           11/25/96
Tulsa Oklahoma 74114

Thomas F. Kice (Age: 52)        Trustee since        President of Kice Industries, Inc.
1150 Woodridge Dr.              11/25/96
Wichita Kansas 67206

George Mileusnic (Age: 47)      Trustee since        Chief Financial Officer of Caribou Coffee (2001-present). Chief Financial
9422 Cross Creek                11/25/96             Officer of Dean & Deluca (2000-2001) . Executive Vice President of The
Wichita, Kansas 67206                                Coleman Company (9/89-9/98).

John J. Pileggi (Age: 48)       Trustee since        Chairman of the Board of Trustees. President and Chief Executive Officer,
Two Hopkins Plaza               11/25/96             Mercantile Capital Advisors Inc. Formerly, President and Chief Executive
PO Box 2257, 10th Floor                              Officer, PLUSFunds.com (2000-2002).  Formerly, President and CEO of ING
Baltimore, Maryland 21203                            Mutual Fund Management Co. LLC (1998-2000). Formerly, Director of
                                                     Furman Selz LLC (1994- 1998).

Peter Ochs (Age: 49)            Trustee since        Manager of Ochs & Associates, Inc.
319 South Oak Street            9/24/01
Wichita, Kansas 67213
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS

                                       Term
                                       ----
                                 Lifetime of Trust
                                  until removal,
                                  resignation or
                                    retirement*

David Bunstine (Age 36)         President since      Director, BISYS Funds Services Ohio, Inc. (1987 - pres.).
                                5/15/97

Nina Jackson (Age: 41)          Treasurer since      Vice President of Financial Services of BISYS Fund Services (2000 - pres.).
                                2/26/02              Director of Accounting McDonalds Corporation ( 1989-2000).

George Stevens (Age: 50)         Secretary since     Vice President, BISYS Fund Services Ohio, Inc. since 1998; Client Services
                                8/23/99              Manager, BISYS Fund Services Ohio, Inc. (1996 - 1998).

Mick Grunewald (age 31)         Vice President       Manager, Client Services, BISYS Fund Services, Inc., 1993 to Present.
                                since 8/21/01

     The Trust has an Audit Committee, consisting of Messrs. Carter, Kice, Mileusnic, Pileggi, Ochs and Owings. Except for Mr. Owings, the members of the committee are not "interested persons" of the Trust as defined by the 1940 Act. As set forth in its charter, the primary duties of the Trust's Audit Committee are: 1) to recommend to the Board auditors to be retained for the next fiscal year, 2) to meet with the Trust's independent auditors as necessary, 3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the Manager or the auditors, 4) to review the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in Fund operations, 6) to review the findings of SEC examinations and consult with INTRUST on appropriate responses, and 7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met three times during the fiscal year ended February 28, 2002.

NestEgg Funds
Notes to Financial Statements
February 28, 2002

--------------------------------------------------------------------------------

     The Trust also has a Nominating Committee that is comprised of the non-interested Trustees. The Nominating Committee's primary responsibility is to nominate Trustee candidates when there is a vacancy on the Board. The Nominating Committee met once during the fiscal year ended February 28, 2002.

     Trustees of the Trust not affiliated with INTRUST or Distributor receive from the Trust an annual retainer of $1,000 and a fee of $1,000 for each Board of Trustees meeting and $1,000 for each Board committee meeting of the Trust attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with INTRUST(Messrs. Baldwin, Pitts and Jordan) do not receive compensation from the Trust. The following table shows the compensation received by the Trustees for the fiscal year ended February 28, 2002.

                                                     Pension or
                                                 Retirement Benefits
                               Aggregate         Accrued as Part of     Estimated Annual          Total
                              Compensation      the Trust's Expenses      Benefits Upon     Compensation From
       Name of Trustee*      NestEgg Funds       Interested Trustees       Retirement        the Fund Complex
                             -------------       -------------------       ----------        ----------------

Phillip J. Owings                 $856                   N/A                   N/A                $6500
Rodney D. Pitts                    $0                    N/A                   N/A                  $0
Troy Jordan                        $0                    N/A                   N/A                  $0
Ronald L. Baldwin                  $0                                          N/A                  $0
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                   Non-Interested
                                                      Trustees
Terry L. Carter                  $ 683                   N/A                   N/A                $6000
Thomas F. Kice                   $1086                   N/A                   N/A                $9000
George Mileusnic                 $1086                   N/A                   N/A                $9000
Peter L. Ochs                    $ 597                   N/A                   N/A                $4500
John J. Pileggi                  $ 811                   N/A                   N/A                $7000
--------------------------------------------------------------------------------------------------------------

* G.L. Best, a former Trustee who resigned September 24, 2001, received $5,159

                          Independent Auditors' Report

To the Shareholders and Board of Trustees of American Independence Funds Trust:

We have audited the accompanying statements of assets and liabilities of NestEgg Capital Preservation Fund, NestEgg 2010 Fund, NestEgg 2020 Fund, NestEgg 2030 Fund and NestEgg 2040 Fund, five of the funds comprising the American Independence Funds Trust (the "Trust"), as of February 28, 2002, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from January 4, 1999 (commencement of operations) to February 28, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of American Independence Funds Trust as of February 28, 2002, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated above in conformity with accounting principles generally accepted in the United States of America.

                                        /s/ KPMG LLP

Boston, Massachusetts
April 5, 2002

LIFEPATH INCOME MASTER PORTFOLIO
Schedule of Investments
February 28,
2002

Security                                      Shares          Value
-------------------------------------------------------------------
COMMON STOCKS - 38.10%

U.S. COMMON STOCKS - 28.57%

ADVERTISING - 0.08%
-------------------------------------------------------------------
Interpublic Group of Companies Inc.             334$          9,085
Omnicom Group Inc.                              275          25,723
Ventiv Health Inc.(1)                           322             683
-------------------------------------------------------------------
                                                             35,491
-------------------------------------------------------------------

AEROSPACE / DEFENSE - 0.41%
-------------------------------------------------------------------
BE Aerospace Inc.(1)                            215           1,643
Boeing Co.                                    1,265          58,139
Goodrich (B.F.) Co.                             301           8,985
Lockheed Martin Corp.                           600          33,846
Northrop Grumman Corp.                          246          26,332
Raytheon Co.                                    500          19,345
Sequa Corp.  "A"(1)                            512          25,170
Titan Corp. (The)(1)                            215           3,870
-------------------------------------------------------------------
                                                            177,330
-------------------------------------------------------------------

AIRLINES - 0.08%
-------------------------------------------------------------------
AMR Corp.(1)                                    500          13,050
Midway Airlines Corp.(1)                        465              84
Southwest Airlines Co.                          988          20,857
U.S. Airways Group Inc.(1)                       94             500
-------------------------------------------------------------------
                                                             34,491
-------------------------------------------------------------------

APPAREL - 0.10%
-------------------------------------------------------------------
Liz Claiborne Inc.                              330          10,002
Nike Inc.  "B"                                  276          16,245
Oxford Industries Inc.                          286           7,236
Unifi Inc.(1)                                 1,276           9,289
-------------------------------------------------------------------
                                                             42,772
-------------------------------------------------------------------

AUTO MANUFACTURERS - 0.20%
-------------------------------------------------------------------
Ford Motor Company                            2,200          32,736
General Motors Corp.  "A"                       604          32,000
PACCAR Inc.                                     269          19,349
-------------------------------------------------------------------
                                                             84,085
-------------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.02%
-------------------------------------------------------------------
Cooper Tire & Rubber Co.                        452           8,642
-------------------------------------------------------------------
                                                              8,642
-------------------------------------------------------------------

BANKS - 2.35%
-------------------------------------------------------------------
AmSouth Bancorp                                 284           6,007
Bank of America Corp.                         1,987         127,069
Bank of New York Co. Inc.                       886          33,349
Bank One Corp.                                1,431          51,291
BankUnited Financial Corp.  "A"(1)             894          13,633
BB&T Corp.                                      717          26,536
Central Coast Bancorp(1)                        268           5,564
Comerica Inc.                                   305          18,254
Fifth Third Bancorp                             653          41,635
Firstfed America Bancorp Inc.                   322           6,424
FleetBoston Financial Corp.                   1,420          47,400
GA Financial Inc.                               537           9,129
Golden West Financial Corp.                     337          21,484
Hamilton Bancorp Inc.(1)                      1,073               5
Huntington Bancshares Inc.                      117           2,159
ITLA Capital Corp.(1)                           622          14,424
JP Morgan Chase & Co.                         2,437          71,282
Mellon Financial Corp.                          716          25,776
Northern Trust Corp.                            421          22,785
PNC Financial Services Group                    486          26,701
Regions Financial Corp.                         490          15,925
SouthTrust Corp.                                512          12,938
State Street Corp.                              447          22,663
Sun Bancorp Inc.  "B"(1)                       526           6,654
SunTrust Banks Inc.                             457          28,695
Synovus Financial Corp.                         249           7,296
Troy Financial Corp.                            829          22,565
U.S. Bancorp                                  2,240          46,704
Union Planters Corp.                            462          21,511
USB Holding Co. Inc.                            432           6,286
Wachovia Corp.                                1,826          60,678
Washington Mutual Inc.                        1,200          39,036
Wells Fargo & Company                         2,165         101,538
Wintrust Financial Corp.                        286           9,315
WSFS Financial Corp.                          1,437          24,932
Yardville National Bancorp                      501           6,273
-------------------------------------------------------------------
                                                          1,003,916
-------------------------------------------------------------------

BEVERAGES - 0.51%
-------------------------------------------------------------------
Brown-Forman Corp.  "B"                         123           8,358
Coca-Cola Co.                                 2,268         107,481
Coca-Cola Enterprises Inc.                      256           4,462
Coors (Adolf) Company  "B"                      200          12,102
Gumtech International Inc.(1)                   393           2,743
PepsiCo Inc.                                  1,671          84,385
-------------------------------------------------------------------
                                                            219,531
-------------------------------------------------------------------

BIOTECHNOLOGY - 0.22%
-------------------------------------------------------------------
Amgen Inc.(1)                                   989          57,342
Biogen Inc.(1)                                  206          10,949
Cellegy Pharmaceuticals Inc.(1)                 751           4,356
Immunomedics Inc.(1)                            250           4,152
Integra LifeSciences Holdings Corp.(1)          215           6,041
Myriad Genetics Inc.(1)                         143           4,683
Nanogen Inc.(1)                                 322           1,333
Regeneron Pharmaceuticals Inc.(1)               286           6,495
-------------------------------------------------------------------
                                                             95,351
-------------------------------------------------------------------

LIFEPATH INCOME MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                      Shares          Value
-------------------------------------------------------------------

BUILDING MATERIALS - 0.02%
-------------------------------------------------------------------
Vulcan Materials Co.                            168$          8,119
-------------------------------------------------------------------
                                                              8,119
-------------------------------------------------------------------

CHEMICALS - 0.64%
-------------------------------------------------------------------
Airgas Inc.(1)                                1,860          32,736
Ashland Inc.                                    235          10,197
Dow Chemical Co.                              1,000          31,280
Du Pont (E.I.) de Nemours                     1,294          60,611
Eastman Chemical Co.                            363          15,972
Engelhard Corp.                                 393          11,307
Gentek Inc.                                     179             175
Georgia Gulf Corp.                              729          17,503
Grace (W.R.) & Co.(1)                           837           1,883
Great Lakes Chemical Corp.                       24             565
Hercules Inc.(1)                                101           1,262
Mississippi Chemical Corp.(1)                 2,325           8,044
PPG Industries Inc.                             600          30,810
Schulman (A.) Inc.                            2,076          37,949
Sherwin-Williams Co.                            136           3,593
Sigma-Aldrich Corp.                             150           6,838
Uniroyal Technology Corp.(1)                    393             149
Vertex Pharmaceuticals Inc.(1)                  110           2,399
-------------------------------------------------------------------
                                                            273,273
-------------------------------------------------------------------

COMMERCIAL SERVICES - 0.39%
-------------------------------------------------------------------
Arbitron Inc.(1)                                121           3,727
Atrix Laboratories Inc.(1)                      107           2,228
Block (H & R) Inc.                              218          10,998
Bowne & Co. Inc.                                429           5,362
Cendant Corp.(1)                              1,216          21,171
Charles River Associates Inc.(1)                250           5,037
Consolidated Graphics Inc.(1)                   322           5,996
Deluxe Corp.                                     94           4,456
Donnelley (R.R.) & Sons Co.                     385          11,015
Ecolab Inc.                                     102           4,777
Electro Rent Corp.(1)                           286           3,847
Equifax Inc.                                    275           8,250
First Consulting Group Inc.(1)                  393           3,561
ICT Group Inc.(1)                               250           3,997
Kendle International Inc.(1)                    215           3,117
McKesson Corp.                                  395          13,924
Michael Baker Corp.(1)                          537           7,518
Moody's Corp.                                   134           4,958
National Service Industries Inc.                254           1,956
Nobel Learning Communities Inc.(1)              465           2,557
Paychex Inc.                                    433          15,999
ProsoftTraining.com(1)                          214             255
Quintiles Transnational Corp.(1)                318           5,282
Quovadx Inc.(1)                                 215           1,479
Staff Leasing Inc.                               71             213
Stewart Enterprises Inc.  "A"(1)             2,400          13,248
-------------------------------------------------------------------
                                                            164,928
-------------------------------------------------------------------

COMPUTERS - 1.40%
-------------------------------------------------------------------
Apple Computer Inc.(1)                          268           5,816
Brocade Communications Systems
   Inc.(1)                                      300           6,591
Cisco Systems Inc.(1)                         6,439          91,885
Cognizant Technology Solutions
   Corp.(1)                                     179           6,347
Compaq Computer Corp.                         1,954          19,814
Computer Network Technology
   Corp.(1)                                     358           4,353
Computer Sciences Corp.(1)                      219          10,405
Computer Task Group Inc.(1)                     393           1,572
Datastream Systems Inc.(1)                      393           3,116
Dell Computer Corp.(1)                        2,306          56,935
Digimarc Corp.(1)                               107           1,625
Dynamics Research Corp.(1)                      465           8,951
Electronic Data Systems Corp.                   471          27,803
EMC Corp.(1)                                  1,814          19,773
Enterasys Networks Inc.(1)                      314           1,115
Extended Systems Inc.(1)                        214           1,302
FalconStor Software Inc.(1)                     358           2,485
Gateway Inc.(1)                                 290           1,334
Hewlett-Packard Co.                           2,083          41,910
Innodata Corp.(1)                               393             857
International Business Machines
   Corp.                                      1,544         151,497
Juniper Networks Inc.(1)                        300           2,796
Lexmark International Group
   Inc.  "A"(1)                                100           4,971
MapInfo Corp.(1)                                143           1,266
NCR Corp.(1)                                     93           3,887
Network Appliance Inc.(1)                       850          13,591
NYFIX Inc.(1)                                   286           3,383
Palm Inc.(1)                                    432           1,305
Performance Technologies Inc.(1)                250           2,364
RadiSys Corp.(1)                                143           2,491
Riverstone Networks Inc.(1)                     161             615
SCM Microsystems Inc.(1)                        143           1,574
Secure Computing Corp.(1)                     2,500          38,075
Sun Microsystems Inc.(1)                      2,722          23,164
Travelocity.com Inc.(1)                         543          13,955
Unisys Corp.(1)                                 772           8,569
Vasco Data Security International
   Inc.(1)                                      501           1,152
Veritas Software Corp.(1)                       320          11,357
-------------------------------------------------------------------
                                                            600,001
-------------------------------------------------------------------

COSMETICS / PERSONAL CARE - 0.49%
-------------------------------------------------------------------
Alberto-Culver Co.  "B"                         462          24,056
Avon Products Inc.                              261          13,491
Colgate-Palmolive Co.                           582          32,580
Gillette Co.                                  1,000          34,190
International Flavors & Fragrances
   Inc.                                          92           3,169

LIFEPATH INCOME MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                      Shares          Value
-------------------------------------------------------------------

COSMETICS / PERSONAL CARE (Continued)
-------------------------------------------------------------------
Procter & Gamble Co.                          1,200     $   101,748
-------------------------------------------------------------------
                                                            209,234
-------------------------------------------------------------------

DISTRIBUTION / WHOLESALE - 0.14%
-------------------------------------------------------------------
Advanced Marketing Services Inc.                179           4,081
Costco Wholesale Corp.(1)                       640          26,406
Daisytek International Corp.(1)                 322           4,698
Grainger (W.W.) Inc.                            326          19,322
Watsco Inc.                                     322           4,814
-------------------------------------------------------------------
                                                             59,321
-------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES - 1.84%
-------------------------------------------------------------------
American Express Co.                          1,270          46,291
Capital One Financial Corp.                     243          11,973
Citigroup Inc.                                5,867         265,482
Countrywide Credit Industries                   205           8,415
Inc.
DVI Inc.(1)                                     215           3,627
Fannie Mae                                      965          75,511
Franklin Resources Inc.                         485          19,817
Freddie Mac                                     858          54,689
Household International Inc.                    600          30,900
Innotrac Corp.(1)                               536           2,117
Legg Mason Inc.                                 400          20,968
Lehman Brothers Holdings Inc.                   365          20,622
MBNA Corp.                                    1,142          39,605
Merrill Lynch & Co. Inc.                      1,022          49,005
Morgan Stanley Dean Witter & Co.              1,340          65,821
PMC Capital Inc.                                501           3,878
Providian Financial Corp.                       141             548
S1 Corp.(1)                                     358           5,395
Schwab (Charles) Corp.                        1,151          15,009
SoundView Technology Group Inc.  (1)          1,180           2,950
Stifel Financial Corp.                          680           8,038
Stilwell Financial Inc.                         202           4,608
T. Rowe Price Group Inc.                        504          20,064
USA Education Inc.                               84           7,791
WFS Financial Inc.(1)                           107           2,026
World Acceptance Corp.(1)                       501           3,457
-------------------------------------------------------------------
                                                            788,607
-------------------------------------------------------------------

ELECTRIC - 0.63%
-------------------------------------------------------------------
AES Corp.(1)                                    822           4,242
Ameren Corp.                                    467          19,026
American Electric Power Inc.                    214           9,384
Cinergy Corp.                                   156           4,961
CMS Energy Corp.                                 36             785
Consolidated Edison Inc.                         91           3,713
Constellation Energy Group Inc.                 260           7,509
Dominion Resources Inc.                         582          33,919
DTE Energy Co.                                  174           7,207
Duke Energy Corp.                               823          29,052
Edison International(1)                         485           7,663

Entergy Corp.                                   289     $   11,930
Exelon Corp.                                    523         25,773
FirstEnergy Corp.                               321         11,749
FPL Group Inc.                                  175          9,294
Mirant Corp.(1)                                 443          3,845
NiSource Inc.                                    60          1,259
PG&E Corp.(1)                                   424          8,993
Pinnacle West Capital Corp.                     400         16,224
Progress Energy Inc.                            251         11,230
Public Service Enterprise Group Inc.            174          7,338
Reliant Energy Inc.                             219          4,555
Southern Co.                                    970         24,638
Xcel Energy Inc.                                188          4,446
-------------------------------------------------------------------
                                                           268,735
-------------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT - 0.02%
-------------------------------------------------------------------
Medis Technologies Ltd.(1)                      179          1,548
UCAR International Inc.(1)                      787          8,476
-------------------------------------------------------------------
                                                            10,024
-------------------------------------------------------------------

ELECTRONICS - 0.29%
-------------------------------------------------------------------
Agilent Technologies Inc.(1)                    617         19,220
Analogic Corp.                                   72          2,887
Applera Corp. - Applied Biosystems
   Group                                        256          5,786
BMC Industries Inc.                             715          1,394
Cubic Corp.                                     407         22,332
Evans & Sutherland Computer
   Corp.(1)                                     393          2,723
Johnson Controls Inc.                           338         30,001
Millipore Corp.                                  87          4,541
PCD Inc.(1)                                     286            372
REMEC Inc.(1)                                   465          3,636
Solectron Corp.(1)                            1,061          8,774
Thermo Electron Corp.(1)                        383          7,794
Thomas & Betts Corp.                            164          3,132
Watts Industries Inc.  "A"                      322          5,104
X-Rite Inc.                                     465          4,231
-------------------------------------------------------------------
                                                           121,927
-------------------------------------------------------------------

ENERGY & RELATED - 0.00%
-------------------------------------------------------------------
Syntroleum Corp.(1)                             286          1,682
-------------------------------------------------------------------
                                                            1,682
-------------------------------------------------------------------

ENGINEERING & CONSTRUCTION - 0.02%
-------------------------------------------------------------------
Fluor Corp.                                     176          6,672
Washington Group Warrants
   (Expires 03/11/03)(1)                          4              1
-------------------------------------------------------------------
                                                             6,673
-------------------------------------------------------------------

LIFEPATH INCOME MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                       Shares         Value
-------------------------------------------------------------------

ENTERTAINMENT - 0.02%
-------------------------------------------------------------------
Penn National Gaming Inc.(1)                    215       $   7,665
-------------------------------------------------------------------
                                                              7,665
-------------------------------------------------------------------

ENVIRONMENTAL CONTROL - 0.08%
-------------------------------------------------------------------
Allied Waste Industries Inc.(1)                 644           8,404
Waste Management Inc.                           900          23,679
-------------------------------------------------------------------
                                                             32,083
-------------------------------------------------------------------

FOOD - 0.58%
-------------------------------------------------------------------
Albertson's Inc.                                402          12,165
Archer-Daniels-Midland Co.                      723          10,014
Campbell Soup Co.                               400          10,696
ConAgra Foods Inc.                              432          10,113
Dreyer's Grand Ice Cream Inc.                   107           4,677
General Mills Inc.                              272          12,575
Great Atlantic & Pacific Tea Co.(1)           1,173          31,788
Heinz (H.J.) Co.                                459          18,713
Hershey Foods Corp.                             228          16,108
Kellogg Co.                                     292          10,089
Kroger Co.(1)                                   733          16,236
Penn Traffic Company (The)(1)                   214           1,498
Safeway Inc.(1)                                 639          27,464
Sara Lee Corp.                                1,000          20,920
SUPERVALU Inc.                                  331           8,589
Sysco Corp.                                     665          19,664
Winn-Dixie Stores Inc.                          303           5,075
Wrigley (William Jr.) Co.                       189          10,592
-------------------------------------------------------------------
                                                            246,976
-------------------------------------------------------------------

FOREST PRODUCTS & PAPER - 0.16%
-------------------------------------------------------------------
Boise Cascade Corp.                             121           4,350
Chesapeake Corp.                                557          15,512
Glatfelter (P.H.) Co.                         1,849          31,895
MeadWestvaco Corp.                              252           8,754
Temple-Inland Inc.                              118           6,571
-------------------------------------------------------------------
                                                             67,082
-------------------------------------------------------------------

GAS - 0.14%
-------------------------------------------------------------------
NICOR Inc.                                      624          26,114
Peoples Energy Corp.                            735          27,305
Sempra Energy                                   253           5,647
Southwestern Energy Co.(1)                      250           2,800
-------------------------------------------------------------------
                                                             61,866
-------------------------------------------------------------------

HAND / MACHINE TOOLS - 0.07%
-------------------------------------------------------------------
Black & Decker Corp.                            213          10,330
Snap-On Inc.                                    285           9,818
Stanley Works (The)                             204          10,288
-------------------------------------------------------------------
                                                             30,436
-------------------------------------------------------------------

HEALTH CARE - 1.36%
-------------------------------------------------------------------
Abaxis Inc.(1)                                 644         $  4,250
Advanced Tissue Sciences Inc.(1)               429            1,579
Aksys Ltd.(1)                                  358            2,313
American Retirement Corp.(1)                   286              343
Apria Healthcare Group Inc.(1)                 787           16,991
Bard (C.R.) Inc.                                51            2,774
Bausch & Lomb Inc.                              52            1,975
Baxter International Inc.                      618           34,287
Biomet Inc.                                    198            6,051
Boston Scientific Corp.(1)                     455           10,174
Cobalt Corp.(1)                                680            5,202
Conmed Corp.(1)                                214            4,411
Cyberonics Inc.(1)                             250            3,685
Cygnus Inc.(1)                               1,001            4,174
Endocardial Solutions Inc.(1)                  465            3,115
Flir Systems Inc.(1)                           250           13,632
Genelabs Technologies Inc.(1)                  250              460
Guidant Corp.(1)                               342           14,193
HCA - The Healthcare Company                   700           28,511
Healthsouth Corp.(1)                           511            6,086
Humana Inc.(1)                               1,312           17,187
Johnson & Johnson                            2,818          171,616
Laser Vision Centers Inc.(1)                   429              854
Manor Care Inc.(1)                             286            5,362
Matria Healthcare Inc.(1)                       89            1,830
Medtronic Inc.                               1,194           53,181
Oakley Inc.(1)                                 715           11,569
Ocular Sciences Inc.(1)                        215            5,654
OraSure Technologies Inc.(1)                   393            2,044
Oratec Interventions Inc.(1)                   393            4,885
PolyMedica Corp.(1)                            407            8,645
RITA Medical Systems Inc.(1)                   465            2,841
Sierra Health Services Inc.(1)                 858            9,352
Spacelabs Medical Inc.(1)                      322            4,621
St. Jude Medical Inc.(1)                       219           17,148
Tenet Healthcare Corp.(1)                      600           34,650
UnitedHealth Group Inc.                        420           30,446
Urologix Inc.(1)                               143            2,002
Valentis Inc.(1)                               572              818
Viasys Healthcare Inc.(1)                       26              571
West Pharmaceutical Services Inc.              543           15,720
Zimmer Holdings Inc.(1)                        482           17,236
-------------------------------------------------------------------
                                                            582,438
-------------------------------------------------------------------

HOME BUILDERS - 0.15%
-------------------------------------------------------------------
Centex Corp.                                   273           15,954
Champion Enterprises Inc.(1)                   465            4,106
KB HOME                                        375           16,369
Pulte Corp.                                    569           29,554
-------------------------------------------------------------------
                                                             65,983
-------------------------------------------------------------------

HOME FURNISHINGS - 0.07%
-------------------------------------------------------------------
Leggett & Platt Inc.                           464           11,902
Maytag Corp.                                   131            5,231

LIFEPATH INCOME MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                       Shares         Value
-------------------------------------------------------------------

HOME FURNISHINGS (Continued)
-------------------------------------------------------------------
Whirlpool Corp.                                 162       $  12,166
-------------------------------------------------------------------
                                                             29,299
-------------------------------------------------------------------

HOUSEHOLD PRODUCTS / WARES - 0.18%
-------------------------------------------------------------------
American Greetings Corp. "A"                    902          12,421
Avery Dennison Corp.                            125           8,000
Central Garden & Pet Co.(1)                   1,896          17,557
Clorox Co.                                      235          10,291
Enesco Group Inc.(1)                            358           2,227
Fortune Brands Inc.                             200           9,100
Newell Rubbermaid Inc.                          216           6,724
Tupperware Corp.                                452           9,121
-------------------------------------------------------------------
                                                             75,441
-------------------------------------------------------------------

INSURANCE - 1.33%
-------------------------------------------------------------------
AFLAC Inc.                                      600          15,420
Allstate Corp.                                  900          31,518
American International Group Inc.             3,092         228,715
AON Corp.                                       423          14,648
Chubb Corp.                                     270          20,288
CIGNA Corp.                                     213          19,106
Cincinnati Financial Corp.                      343          13,792
Hartford Financial Services Group
   Inc.                                         440          29,480
LandAmerica Financial Group Inc.                179           5,365
Lincoln National Corp.                          357          18,282
Marsh & McLennan Companies Inc.                 314          33,143
MBIA Inc.                                       222          12,976
MetLife Inc.                                  1,400          44,632
MGIC Investment Corp.                           206          13,827
ProAssurance Corp.(1)                           160           2,600
Progressive Corp.                                63           9,815
SAFECO Corp.                                     92           3,123
St. Paul Companies Inc.                         366          17,897
Torchmark Corp.                                 258          10,369
Vesta Insurance Group                         1,145           6,114
XL Capital Ltd. "A"                             200          19,052
-------------------------------------------------------------------
                                                            570,162
-------------------------------------------------------------------

IRON / STEEL - 0.00%
-------------------------------------------------------------------
United States Steel Corp.                        45             797
-------------------------------------------------------------------
                                                                797
-------------------------------------------------------------------

LEISURE TIME - 0.18%
-------------------------------------------------------------------
Brunswick Corp.                                 317           8,556
Carnival Corp. "A"                              847          23,115
Coastcast Corp.                                 608           2,584
Harley-Davidson Inc.                            412          21,119
Hotel Reservations Network
   Inc. "A"(1)                                  107           5,457
K2 Inc.(1)                                      393           2,515
Sabre Holdings Corp.(1)                         342          15,051
-------------------------------------------------------------------
                                                             78,397
-------------------------------------------------------------------

LODGING - 0.10%
-------------------------------------------------------------------
Choice Hotels International Inc.(1)          1,280           26,752
Harrah's Entertainment Inc.(1)                 324           13,103
Hilton Hotels Corp.                            215            2,765
-------------------------------------------------------------------
                                                             42,620
-------------------------------------------------------------------

MACHINERY - 0.17%
-------------------------------------------------------------------
Briggs & Stratton Corp.                        458           21,595
Dover Corp.                                    366           14,483
Flow International Corp.(1)                    393            4,048
Gardner Denver Inc.(1)                         215            4,259
Gerber Scientific Inc.(1)                      536            4,610
Kadant Inc.(1)                                  11              143
Nordson Corp.                                  797           21,702
-------------------------------------------------------------------
                                                             70,840
-------------------------------------------------------------------

MANUFACTURERS - 1.31%
-------------------------------------------------------------------
Crane Co.                                      114            2,785
Eaton Corp.                                    299           24,141
General Electric Co.                         9,024          347,424
Honeywell International Inc.                 1,057           40,293
ITT Industries Inc.                            417           24,603
Minnesota Mining & Manufacturing
   Co.                                         500           58,965
Pall Corp.                                     348            6,793
Tyco International Ltd.                      1,961           57,065
-------------------------------------------------------------------
                                                            562,069
-------------------------------------------------------------------

MANUFACTURING - 0.06%
-------------------------------------------------------------------
Acuity Brands Inc.                           1,016           14,427
ESCO Technologies Inc.(1)                      286           10,919
-------------------------------------------------------------------
                                                             25,346
-------------------------------------------------------------------

MEDIA - 1.13%
-------------------------------------------------------------------
AOL Time Warner Inc.(1)                      4,962          123,058
Beasley Broadcast Group Inc. "A"(1)            429            6,062
Clear Channel Communications Inc.(1)           670           31,235
Comcast Corp.  "A"(1)                        1,072           36,309
Dow Jones & Co. Inc.                            59            3,293
Gannett Co. Inc.                               242           18,436
Gray Communications Systems Inc.               286            3,947
Hollywood Media Corp.(1)                       393            2,083
Knight Ridder Inc.                              80            5,392
Lynch Interactive Corp.(1)                      72            2,952
McGraw-Hill Companies Inc.                     244           16,055
Meredith Corp.                                 745           29,398
New York Times Co. "A"                         229           10,053
Pulitzer Inc.                                  700           35,693
TiVo Inc.(1)                                   286            1,501

LIFEPATH INCOME MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                      Shares          Value
-------------------------------------------------------------------

MEDIA (Continued)
-------------------------------------------------------------------
Tribune Co.                                     213       $   9,121
Viacom Inc.  "B"(1)                           2,013          93,705
Walt Disney Co. (The)                         2,455          56,465
-------------------------------------------------------------------
                                                            484,758
-------------------------------------------------------------------

METAL FABRICATE/HARDWARE - 0.07%
-------------------------------------------------------------------
Timken Co. (The)                                516           9,262
Worthington Industries Inc.                   1,279          18,814
-------------------------------------------------------------------
                                                             28,076
-------------------------------------------------------------------

METALS-DIVERSIFIED - 0.06%
-------------------------------------------------------------------
Griffon Corporation(1)                        1,151          21,696
Gulf Island Fabrication Inc.(1)                 358           4,708
-------------------------------------------------------------------
                                                             26,404
-------------------------------------------------------------------

MINING - 0.12%
-------------------------------------------------------------------
Alcoa Inc.                                    1,114          41,853
Newmont Mining Corp.                            211           5,077
Phelps Dodge Corp.                              145           5,497
-------------------------------------------------------------------
                                                             52,427
-------------------------------------------------------------------

OFFICE / BUSINESS EQUIPMENT - 0.09%
-------------------------------------------------------------------
CompX International Inc.                        322           4,186
General Binding Corp.(1)                        393           5,070
Global Imaging Systems Inc.(1)                  465           7,240
Imagistics International Inc.(1)                 34             534
Pitney Bowes Inc.                               431          17,981
Xerox Corp.(1)                                  401           3,894
-------------------------------------------------------------------
                                                             38,905
-------------------------------------------------------------------

OIL & GAS PRODUCERS - 1.58%
-------------------------------------------------------------------
Amerada Hess Corp.                              208          14,408
Anadarko Petroleum Corp.                        369          19,225
Burlington Resources Inc.                       341          12,815
ChevronTexaco Corp.                           1,219         102,932
Conoco Inc.                                     622          17,205
Exxon Mobil Corp.                             7,970         329,161
Kerr-McGee Corp.                                235          12,993
Marathon Oil Corp.                              563          15,482
MarkWest Hydrocarbon Inc.(1)                    465           3,278
Phillips Petroleum Co.                          632          37,358
Plains Resource Inc.(1)                         215           4,837
Prize Energy Corp.(1)                           572          13,436
Rowan Companies Inc.(1)                       1,060          19,769
South Jersey Industries                         472          14,372
Sunoco Inc.                                     709          27,311
Transocean Sedco Forex Inc.                     765          21,428
Unocal Corp.                                    309          11,102
-------------------------------------------------------------------
                                                            677,112
-------------------------------------------------------------------

OIL & GAS SERVICES - 0.21%
-------------------------------------------------------------------
Baker Hughes Inc.                              622        $  21,963
Halliburton Co.                                745           12,263
Lufkin Industries Inc.                         250            5,525
Schlumberger Ltd.                              844           49,129
-------------------------------------------------------------------
                                                             88,880
-------------------------------------------------------------------

PACKAGING & CONTAINERS - 0.17%
-------------------------------------------------------------------
AEP Industries Inc.(1)                          72            1,944
Ball Corp.                                     604           25,543
Bemis Co.                                      115            6,550
Pactiv Corp.(1)                              1,255           23,883
Sealed Air Corp.(1)                            292           13,134
-------------------------------------------------------------------
                                                             71,054
-------------------------------------------------------------------

PHARMACEUTICALS - 2.20%
-------------------------------------------------------------------
Abbott Laboratories                          1,545           87,370
American Home Products Corp.                 1,271           80,772
Antigenics Inc.(1)                             179            2,334
Barr Laboratories Inc.(1)                       91            6,211
Bristol-Myers Squibb Co.                     1,822           85,634
Cardinal Health Inc.                           538           35,556
Corixa Corp.(1)                              2,900           28,536
Corvas International Inc.(1)                   429            2,527
Genzyme Corp. - Molecular
   Oncology(1)                                 358            2,914
Hyseq Inc.(1)                                  215            1,150
Ilex Oncology Inc.(1)                          179            2,672
Inkine Pharmaceutical Co.(1)                   286              372
King Pharmaceuticals Inc.(1)                   200            6,212
Kos Pharmaceuticals Inc.(1)                    215            4,900
La Jolla Pharmaceutical Co.(1)                 465            2,939
Lilly (Eli) and Co.                          1,070           81,031
Merck & Co. Inc.                             2,175          133,393
MGI Pharma Inc.(1)                             322            5,023
NaPro BioTherapeutics Inc.(1)                  358            3,580
Orphan Medical Inc.(1)                         322            4,041
Penwest Pharmaceuticals Co.(1)                 250            4,507
Pfizer Inc.                                  5,785          236,954
Pharmaceutical Resources Inc.(1)               322            5,474
Pharmacia Corporation                        1,270           52,133
Schering-Plough Corp.                        1,466           50,562
Texas Biotech Corp.(1)                         429            2,531
Twinlab Corp.(1)                               393              495
VaxGen Inc.(1)                                 715            7,944
Watson Pharmaceuticals Inc.(1)                 175            5,124
-------------------------------------------------------------------
                                                            942,891
-------------------------------------------------------------------

LIFEPATH INCOME MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                      Shares          Value
-------------------------------------------------------------------


PIPELINES - 0.11%
-------------------------------------------------------------------
Dynegy Inc. "A"                                 400       $  10,228
El Paso Corp.                                   666          26,027
Williams Companies Inc.                         768          11,866
-------------------------------------------------------------------
                                                             48,121
-------------------------------------------------------------------

PUBLISHING - 0.00%
-------------------------------------------------------------------
Golden Books Family Entertainment
   Inc. Warrants (Expires 01/27/03)               1               -
-------------------------------------------------------------------
                                                                  -
-------------------------------------------------------------------

REAL ESTATE - 0.24%
-------------------------------------------------------------------
Aegis Realty Inc.                             2,210          24,089
Annaly Mortgage Management Inc.               1,637          26,683
Boykin Lodging Co.                              787           6,729
Entertainment Properties Trust                1,351          27,763
Mid Atlantic Realty Trust                     1,037          15,918
National Golf Properties Inc.                   465           2,743
-------------------------------------------------------------------
                                                            103,925
-------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 0.08%
-------------------------------------------------------------------
Mid-America Apartment
   Communities, Inc.                          1,300          33,345
-------------------------------------------------------------------
                                                             33,345
-------------------------------------------------------------------

RETAIL - 2.00%
-------------------------------------------------------------------
AG Services of America Inc.(1)                  143           1,802
AutoZone Inc.(1)                                145           9,622
Bed Bath & Beyond Inc.(1)                       379          12,659
Best Buy Co. Inc.(1)                            218          14,693
Big Lots Inc.                                   200           2,520
Brookstone Inc.(1)                              179           2,613
Circuit City Stores Inc.                        323           5,775
Cost Plus Inc.(1)                               107           2,729
CVS Corp.                                       416          11,365
Darden Restaurants Inc.                         204           8,625
Dillards Inc. "A"                               185           3,719
Dollar General Corp.                            201           2,965
eBay Inc.(1)                                    100           5,205
Fred's Inc.                                     268           8,386
Gap Inc. (The)                                  814           9,744
Gart Sports Co.(1)                              277           7,230
Global Sports Inc.(1)                           322           5,136
Golden State Bancorp Inc.(1)                    200             242
Gottschalks Inc.(1)                             501           1,202
Hancock Fabrics Inc.                            429           7,319
Home Depot Inc.                               2,065         103,250
Jill (J.) Group Inc. (The)(1)                   179           4,144
Kohls Corp.(1)                                  420          28,421
Limited Inc.                                    585          10,536
Longs Drug Stores Corp.                         560          14,672
Lowe's Companies Inc.                           732          33,123
Marinemax Inc.(1)                               358           4,153
May Department Stores Co.                       500          18,320
McDonald's Corp.                              1,722          44,944
Movie Gallery Inc.(1)                           562           7,441
Nordstrom Inc.                                  148           3,768
Office Depot Inc.(1)                            242           4,600
1-800-FLOWERS.com Inc.(1)                       358           4,647
1-800 Contacts Inc.(1)                          143           1,592
PC Connection Inc.(1)                           143           1,237
Pricesmart Inc.(1)                               72           2,628
RadioShack Corp.                                183           5,022
Ruby Tuesday Inc.                             1,470          29,694
Sears, Roebuck and Co.                          400          21,032
7-Eleven Inc.(1)                                236           2,107
Shopko Stores Inc.(1)                           250           3,525
Staples Inc.(1)                                 690          13,572
Target Corp.                                    846          35,447
TJX Companies Inc.                              442          16,783
Ultimate Electronics Inc.(1)                    143           3,392
United Auto Group Inc.(1)                       179           3,841
Value City Department Stores Inc.(1)            286           1,030
Walgreen Co.                                  1,047          42,131
Wal-Mart Stores Inc.                          3,998         247,916
Wendy's International Inc.                      483          14,978
Whitehall Jewellers Inc.(1)                     215           2,999
-------------------------------------------------------------------
                                                            854,496
-------------------------------------------------------------------

SEMICONDUCTORS - 1.04%
-------------------------------------------------------------------
Advanced Micro Devices Inc.(1)                  608           8,208
Altera Corp.(1)                                 479           9,135
Analog Devices Inc.(1)                          444          16,521
Applied Materials Inc.(1)                       837          36,384
Applied Micro Circuits Corp.(1)                 586           4,506
Broadcom Corp.  "A "(1)                         479          14,681
Elantec Semiconductor Inc.(1)                   179           5,481
EMCORE Corp.(1)                                 107             815
Integrated Device Technology Inc.(1)            300           7,671
Intel Corp.                                   6,192         176,782
Linear Technology Corp.                         352          12,964
LSI Logic Corp.(1)                              627           9,399
Maxim Integrated Products Inc.(1)               486          22,239
Micron Technology Inc.(1)                       826          26,556
Mykrolis Corp.(1)                                59             624
PMC-Sierra Inc.(1)                              300           4,383
QLogic Corp.(1)                                 100           3,725
Teradyne Inc.(1)                                194           6,501
Texas Instruments Inc.                        2,123          62,310
Xilinx Inc.(1)                                  453          16,272
-------------------------------------------------------------------
                                                            445,157
-------------------------------------------------------------------

LIFEPATH INCOME MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                      Shares          Value
-------------------------------------------------------------------

SOFTWARE - 1.53%
-------------------------------------------------------------------
Actuate Corp.(1)                                250       $   1,253
Adobe Systems Inc.                              303          11,023
Akamai Technologies Inc.(1)                   5,600          17,416
Alico Inc.                                      215           6,211
Automatic Data Processing Inc.                  689          36,317
Avant! Corp.(1)                                 800          13,960
BMC Software Inc.(1)                            204           3,274
BroadVision Inc.(1)                             393             751
Centra Software Inc.(1)                         679           3,938
Certegy Inc.(1)                                 137           5,090
Computer Associates International
   Inc.                                         746          12,145
Compuware Corp.(1)                              411           4,690
Documentum Inc.(1)                              250           4,458
EXE Technologies Inc.(1)                        250             420
F5 Networks Inc.(1)                           1,100          24,035
First Data Corp.                                430          35,054
Globix Corp.(1)                                 250               9
IMS Health Inc.                                 175           3,500
Intuit Inc.(1)                                  300          11,367
Microsoft Corp.(1)                            4,756         277,465
Netegrity Inc.(1)                               107           1,320
NetIQ Corp.(1)                                  169           3,667
Novell Inc.(1)                                  402           1,644
Oracle Corp.(1)                               4,762          79,144
Overture Services Inc.(1)                       179           5,417
PeopleSoft Inc.(1)                              300           8,721
Per-Se Technologies Inc.(1)                     429           4,869
Rational Software Corp.(1)                      500           9,280
Siebel Systems Inc.(1)                          722          20,043
SkillSoft Corp.(1)                              172           3,722
Synplicity Inc.(1)                              107             902
Vastera Inc.(1)                                 579           7,591
Websense Inc.(1)                              1,400          31,374
Yahoo! Inc.(1)                                  336           4,859
-------------------------------------------------------------------
                                                            654,929
-------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT - 0.33%
-------------------------------------------------------------------
ADC Telecommunications Inc.(1)                  682           2,455
Andrew Corp.(1)                                 283           4,757
Avanex Corp.(1)                               5,200          16,926
Avaya Inc.(1)                                   712           3,809
CIENA Corp.(1)                                  500           3,880
Comverse Technology Inc.(1)                     107           1,675
Harmonic Inc.(1)                                465           4,948
JDS Uniphase Corp.(1)                         1,658           8,041
Lucent Technologies Inc.                      3,861          21,583
Motorola Inc.                                 2,569          33,397
NMS Communications Corp.(1)                     465           1,628
QUALCOMM Inc.(1)                                751          24,971
Sorrento Networks Corp.(1)                      358             716
Tellabs Inc.(1)                                 573           5,879
Terayon Communication Systems
   Inc.(1)                                      600           3,546
Tollgrade Communications Inc.(1)                143           3,067
Williams Communications Group
   Inc.(1)                                      132              17
-------------------------------------------------------------------
                                                            141,295
-------------------------------------------------------------------

TELECOMMUNICATIONS - 0.55%
-------------------------------------------------------------------
Anaren Microwave Inc.(1)                        215           2,731
AT&T Wireless Services Inc.(1)                2,789          28,141
Catapult Communications Corp.(1)                179           3,360
Celeritek Inc.(1)                               650           5,818
Channell Commercial Corp.(1)                    465           1,860
Choice One Communications Inc.(1)               250             363
Corning Inc.                                    745           5,014
General Communication Inc. "A"(1)               429           3,857
InterDigital Communications Corp.(1)            250           2,088
ITC DeltaCom Inc.(1)                            465             130
Leap Wireless International Inc.(1)             500           2,355
Lightpath Technologies Inc. "A"(1)              322             506
Nextel Communications Inc. "A"(1)               921           4,596
NTELOS Inc.(1)                                  600           2,490
Pentastar Communications Inc.(1)                215             516
Qwest Communications International
   Inc.                                       1,619          14,085
Sprint Corp. (PCS Group)(1)                     859           7,946
Verizon Communications Inc.                   3,147         147,280
WebEx Communications Inc.(1)                    215           2,455
-------------------------------------------------------------------
                                                            235,591
-------------------------------------------------------------------

TELEPHONE - 0.76%
-------------------------------------------------------------------
Alltel Corp.                                    361          20,090
AT&T Corp.                                    3,542          55,043
BellSouth Corp.                               2,244          86,977
CenturyTel Inc.                                 207           6,872
SBC Communications Inc.                       3,107         117,569
Sprint Corp. (FON Group)                      1,051          14,809
WorldCom Inc.(1)                              3,064          23,041
-------------------------------------------------------------------
                                                            324,401
-------------------------------------------------------------------

TEXTILES - 0.02%
-------------------------------------------------------------------
Cutter & Buck Inc.(1)                           572           3,947
Interface Inc. "A"                              536           2,653
Westpoint Stevens Inc.                          572             978
-------------------------------------------------------------------
                                                              7,578
-------------------------------------------------------------------

TOBACCO - 0.28%
-------------------------------------------------------------------
Philip Morris Companies Inc.                  2,109         111,060
UST Inc.                                        240           8,366
-------------------------------------------------------------------
                                                            119,426
-------------------------------------------------------------------

TOYS/GAMES/HOBBIES - 0.04%
-------------------------------------------------------------------
Hasbro Inc.                                     203           2,905
Mattel Inc.                                     395           7,485

LIFEPATH INCOME MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                        Shares        Value
-------------------------------------------------------------------

TOYS / GAMES / HOBBIES (Continued)
-------------------------------------------------------------------
Topps Co. (The)(1)                              536      $    5,140
-------------------------------------------------------------------
                                                             15,530
-------------------------------------------------------------------

TRANSPORTATION - 0.07%
-------------------------------------------------------------------
FedEx Corp.(1)                                  500          28,930
Morgan Group Holding Co.(1)                      72              73
-------------------------------------------------------------------
                                                             29,003
-------------------------------------------------------------------

TRUCKING & LEASING - 0.04%
-------------------------------------------------------------------
Ryder System Inc.                               583          16,382
Willis Lease Finance Corp.(1)                   393           1,690
-------------------------------------------------------------------
                                                             18,072
-------------------------------------------------------------------

WATER - 0.04%
-------------------------------------------------------------------
American States Water Co.                       443          15,483
-------------------------------------------------------------------
                                                             15,483
-------------------------------------------------------------------

TOTAL U.S. COMMON STOCKS
(Cost: $   12,384,283)                                   12,220,492
-------------------------------------------------------------------

INTERNATIONAL COMMON STOCKS - 9.53%

AUSTRALIA - 0.28%
-------------------------------------------------------------------
Coles Myer Ltd. ADR                             384          13,901
National Australia Bank ADR                     448          41,261
News Corporation Ltd. ADR                       348           8,902
Rio Tinto PLC ADR                               368          29,422
Westpac Banking Corp. ADR                       632          26,765
-------------------------------------------------------------------
                                                            120,251
-------------------------------------------------------------------

CANADA - 0.12%
-------------------------------------------------------------------
Alcan Aluminum Ltd.                               1              20
Barrick Gold Corp.                            1,525          27,526
Inco Ltd.  (1)                                   95           1,770
Nortel Networks Corp.                         3,357          17,020
Placer Dome Inc.                                401           4,660
-------------------------------------------------------------------
                                                             50,996
-------------------------------------------------------------------

DENMARK - 0.28%
-------------------------------------------------------------------
Novo-Nordisk A/S ADR                          2,514          98,172
TDC A/S ADR                                   1,244          19,531
-------------------------------------------------------------------
                                                            117,703
-------------------------------------------------------------------

FINLAND - 0.40%
-------------------------------------------------------------------
Nokia OYJ ADR                                 1,699          35,288
Outokumpu OYJ                                 5,474          63,923
Rautaruukki OYJ                              18,768          73,054
-------------------------------------------------------------------
                                                            172,265
-------------------------------------------------------------------

FRANCE - 0.84%
-------------------------------------------------------------------
Alcatel SA ADR                               1,516       $  20,754
Aventis SA ADR                                 921          68,292
AXA-UAP ADR                                  1,699          31,330
BNP Paribas SA                                 930          45,089
France Telecom SA ADR                          258           6,760
LVMH Moet-Hennessy Louis Vuitton
   ADR                                       1,909          17,868
Total Fina SA ADR                            1,883         138,495
Vivendi Universal SA                           595          23,099
Vivendi Universal SA ADR                       270          10,449
-------------------------------------------------------------------
                                                           362,136
-------------------------------------------------------------------

GERMANY - 0.49%
-------------------------------------------------------------------
DaimlerChrysler AG                           1,520          60,618
Deutsche Telekom AG ADR                      1,426          20,092
E.On AG                                      1,093          53,673
SAP AG ADR                                     451          15,411
Siemens AG                                     956          55,984
-------------------------------------------------------------------
                                                           205,778
-------------------------------------------------------------------

HONG KONG - 0.12%
-------------------------------------------------------------------
Cheung Kong (Holdings) Ltd.                  6,000          50,005
-------------------------------------------------------------------
                                                            50,005
-------------------------------------------------------------------

IRELAND - 0.11%
-------------------------------------------------------------------
Allied Irish Banks PLC ADR                   2,053          45,494
-------------------------------------------------------------------
                                                            45,494
-------------------------------------------------------------------

ITALY - 0.28%
-------------------------------------------------------------------
Benetton Group SpA ADR                         865          21,020
ENI-Ente Nazionale Idrocarburi SpA
   ADR                                         279          19,388
Fiat SpA ADR                                   819          10,295
San Paolo-IMI SpA ADR                        1,098          22,125
Seat-Pagine Gialle SpA(1)                   60,712          46,004
-------------------------------------------------------------------
                                                           118,832

JAPAN - 1.84%
-------------------------------------------------------------------
Canon Inc.                                   1,000          35,046
Canon Inc. ADR                                 372          12,886
Dai Nippon Printing Co. Ltd.                 5,000          48,085
Fuji Photo Film Co. Ltd. ADR                   281           8,970
Fujitsu Ltd.                                 7,000          45,873
Hitachi Ltd. ADR                               169          10,564
Honda Motor Company Ltd. ADR                   764          15,211
Ito-Yokado Co. Ltd. ADR                        343          13,566
Japan Air Lines ADR                          2,170          11,501
Kinki Nippon Railway Co. Ltd.               14,000          42,578
Kirin Brewery Co. Ltd. ADR                     274          17,541
Kubota Corp. ADR                               316          17,459
Kyocera Corp. ADR                              118           7,021
Makita Corp. ADR                               347           2,082

LIFEPATH INCOME MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                       Shares         Value
-------------------------------------------------------------------

JAPAN (Continued)
-------------------------------------------------------------------
Matsushita Electric Industrial Co. Ltd.       1,000     $    12,113
Matsushita Electric Industrial Co. Ltd.
   ADR                                          848          10,227
Mitsubishi Corp. ADR                            992          13,739
Mitsui & Co. ADR                                136          14,960
Murata Manufacturing Co. Ltd.                   800          49,737
NEC Corp.                                     4,000          29,083
NEC Corp. ADR                                 3,107          22,526
Nippon Telegraph & Telephone Corp.
   ADR                                          685          10,967
Nissan Motor Co. Ltd. ADR                     1,182          15,165
Nomura Holdings Inc.                          4,000          45,731
NTT DoCoMo Inc.                                   4          41,547
Pioneer Corp. ADR                               480           9,115
Ricoh Corp. Ltd. ADR                            146          12,848
Secom Co. Ltd.                                1,000          44,461
Sony Corp.                                    1,100          49,976
Sony Corp. ADR                                  227          10,487
Takeda Chemical Industries Ltd.               1,000          40,575
Tokio Marine and Fire Insurance Co.
   Ltd. ADR                                     754          26,918
Toyota Motor Corp.                              700          17,889
Toyota Motor Corp. ADR                          493          25,365
-------------------------------------------------------------------
                                                            791,812
-------------------------------------------------------------------

NETHERLANDS - 0.94%
-------------------------------------------------------------------
Abn Amro Holding NV ADR                       1,681          29,535
Aegon NV ADR                                    847          18,295
Akzo Nobel NV ADR                               472          20,971
Elsevier NV ADR                               1,491          38,021
ING Groep NV                                  1,508          35,859
ING Groep NV ADR                                616          14,642
Koninklijke Ahold NV ADR                      1,162          27,086
Koninklijke (Royal) Philips Electronics
   NV - NY Shares(1)                            850          22,066
Royal Dutch Petroleum Co.                     1,320          68,108
Royal Dutch Petroleum Co. - NY
   Shares                                     2,521         129,504
-------------------------------------------------------------------
                                                            404,087
-------------------------------------------------------------------

NEW ZEALAND - 0.02%
-------------------------------------------------------------------
Telecom Corp. of New Zealand Ltd.
   ADR                                          390           6,739
-------------------------------------------------------------------
                                                              6,739

PORTUGAL - 0.02%
-------------------------------------------------------------------
Banco Comercial Portugues ADR                   456           7,912
-------------------------------------------------------------------
                                                              7,912
-------------------------------------------------------------------

SINGAPORE - 0.01%
-------------------------------------------------------------------
Chartered Semiconductor
   Manufacturing Ltd. ADR(1)                   193      $    4,339
-------------------------------------------------------------------
                                                             4,339
-------------------------------------------------------------------

SPAIN - 0.22%
Banco Bilbao Vizcaya Argentaria SA
   ADR                                       1,578          18,368
Banco Santander Central Hispano SA
   ADR                                       4,523          36,139
Repsol SA ADR                                  945          11,567
Telefonica SA ADR                              686          24,088
-------------------------------------------------------------------
                                                            90,162
-------------------------------------------------------------------

SWEDEN - 0.44%
-------------------------------------------------------------------
Hoganas AB  "B"                              5,047          85,372
Sapa AB                                      5,651          83,708
Telefonaktiebolaget LM Ericsson AB
   ADR(1)                                    4,153          17,526
-------------------------------------------------------------------
                                                           186,606
-------------------------------------------------------------------

SWITZERLAND - 0.91%
-------------------------------------------------------------------
Adecco SA ADR                                1,038          15,466
Credit Suisse Group(1)                       1,867          64,519
Nestle S.A.                                    340          75,106
Novartis AG                                  2,079          78,981
Roche Holding AG - Genusschein               1,073          75,388
Sulzer Medica ADR                              569           4,347
UBS AG - Registered(1)                       1,603          74,159
-------------------------------------------------------------------
                                                           387,966
-------------------------------------------------------------------

UNITED KINGDOM - 2.21%
-------------------------------------------------------------------
AstraZeneca PLC ADR                            945          48,176
Barclays PLC ADR                               308          37,176
BP PLC                                       5,979          49,260
BP PLC ADR                                     861          42,663
British Sky Broadcasting PLC ADR               242          14,764
British Telecom PLC ADR(1)                     552          20,231
Cadbury Schweppes PLC ADR                    1,107          30,166
Diageo PLC ADR                               1,519          73,353
GlaxoSmithKline PLC ADR                      2,441         119,487
Hanson PLC ADR                                 937          31,333
HBOS PLC                                    14,793         155,041
Hong Kong & Shanghai Banking ADR               283          15,865
HSBC Holdings PLC                            3,215          35,128
Lloyds TSB Group PLC                         3,221          30,979
Reuters Group PLC ADR                          273          12,028
Royal Bank of Scotland Group PLC             2,802          68,642
Tesco PLC                                   21,161          75,424
Vodafone Group PLC                          21,251          40,202

LIFEPATH INCOME MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

                                           Shares or
Security                                 Face Amount       Value
----------------------------------------------------------------

UNITED KINGDOM (Continued)
----------------------------------------------------------------
Vodafone Group PLC ADR                      2,697   $     51,243
----------------------------------------------------------------
                                                         951,161
----------------------------------------------------------------

TOTAL INTERNATIONAL COMMON
STOCKS
(Cost: $                4,459,914)                     4,074,244
----------------------------------------------------------------


TOTAL COMMON STOCKS
(Cost: $               16,844,197)                    16,294,736
----------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS - 59.42%
U.S. Treasury Bonds
    8.75%,                11/15/08    $   450,000        493,295
    9.38%,                02/15/06        110,000        131,343
   10.75%,                05/15/03        850,000        934,070
   10.75%,                08/15/05        100,000        122,211
   11.13%,                08/15/03        550,000        616,537
   11.63%,                11/15/04        270,000        326,120
   12.00%,                05/15/05        100,000        124,906
   13.75%,                08/15/04        200,000        248,883
U.S. Treasury Notes
    2.75%,                10/31/03      1,500,000      1,499,824
    3.00%,                01/31/04        450,000        450,053
    4.25%,                11/15/03        500,000        512,051
    4.75%,                02/15/04        400,000        413,391
    4.75%,                11/15/08        890,000        895,597
    5.00%,                08/15/11      1,200,000      1,207,781
    5.25%,                08/15/03      1,100,000      1,141,895
    5.25%,                05/15/04        900,000        940,008
    5.38%,                06/30/03         30,000         31,141
    5.50%,                03/31/03        400,000        413,844
    5.50%,                05/31/03        200,000        207,633
    5.50%,                02/15/08        145,000        152,522
    5.50%,                05/15/09        800,000        838,062
    5.63%,                02/15/06        300,000        317,906
    5.63%,                05/15/08        680,000        718,675
    5.75%,                08/15/03        300,000        313,465
    5.75%,                11/15/05        560,000        595,328
    5.75%,                08/15/10        500,000        530,274
    5.88%,                02/15/04        400,000        421,797
    5.88%,                11/15/04        200,000        212,406
    5.88%,                11/15/05        320,000        341,713
    6.00%,                08/15/04        400,000        425,391
    6.00%,                08/15/09        185,000        199,193
    6.13%,                08/15/07        500,000        541,035
    6.25%,                02/15/07        650,000        706,291
    6.50%,                05/15/05        300,000        325,442
    6.50%,                08/15/05        200,000        217,453
    6.50%,                10/15/06        800,000        875,750
    6.63%,                05/15/07        400,000        441,734
    6.75%,                05/15/05        700,000        764,066
    6.88%,                05/15/06        400,000        442,766
    7.00%,                07/15/06      2,680,000      2,982,127
    7.25%,                05/15/04        880,000        956,037

Security                                 Face Amount       Value
----------------------------------------------------------------
    7.25%, 08/15/04                   $   450,000    $   491,660
    7.50%, 02/15/05                       400,000        443,891
    7.88%, 11/15/04                       400,000        445,031


TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $24,589,144)                                   25,410,598
----------------------------------------------------------------

SHORT TERM INSTRUMENTS - 11.14%
----------------------------------------------------------------
Barclays Global Investors Funds
   Institutional Money Market Fund,
   Institutional Shares                 3,032,120      3,032,120
Dreyfus Money Market Fund                 641,635        641,635
Goldman Sachs Financial Square
   Prime Obligation Fund                  263,944        263,944
Providian Temp Cash Money Market
   Fund                                   827,372        827,372
----------------------------------------------------------------


TOTAL SHORT TERM INSTRUMENTS
(Cost: $4,765,071)                                     4,765,071
----------------------------------------------------------------


TOTAL INVESTMENTS IN SECURITIES - 108.66%
(Cost $46,198,412)                                    46,470,405
----------------------------------------------------------------


Other Assets, Less Liabilities - (8.66%)              (3,702,052)
----------------------------------------------------------------


NET ASSETS - 100.00%                                 $42,768,353
================================================================
(1) Non-income earning securities.



The accompanying notes are an integral part of these financial statements.

LIFEPATH 2010 MASTER PORTFOLIO
Schedule of Investments
February 28, 2002

Security                                         Shares       Value
-------------------------------------------------------------------
COMMON STOCKS - 58.37%

U.S. COMMON STOCKS - 44.73%

ADVERTISING - 0.14%
-------------------------------------------------------------------
Equity Marketing Inc.(1)                       593       $    7,799
Interpublic Group of Companies Inc.          1,986           54,019
Omnicom Group Inc.                             972           90,921
TMP Worldwide Inc.(1)                          900           25,128
-------------------------------------------------------------------
                                                            177,867
-------------------------------------------------------------------

AEROSPACE / DEFENSE - 0.68%
-------------------------------------------------------------------
Boeing Co.                                   5,052          232,190
General Dynamics Corp.                       1,181          107,329
Goodrich (B.F.) Co.                            910           27,163
L-3 Communications Holdings Inc.(1)            300           32,955
Lockheed Martin Corp.                        2,090          117,897
Northrop Grumman Corp.                         779           83,384
Raytheon Co.                                 1,766           68,327
Rockwell Collins                               678           15,763
United Technologies Corp.                    2,211          161,292
-------------------------------------------------------------------
                                                            846,300
-------------------------------------------------------------------

AGRICULTURE - 0.02%
-------------------------------------------------------------------
Maui Land & Pineapple Co.(1)                   932           19,581
-------------------------------------------------------------------
                                                             19,581
-------------------------------------------------------------------

AIRLINES - 0.11%
-------------------------------------------------------------------
AMR Corp.(1)                                   969           25,291
Delta Air Lines Inc.                           800           27,600
Northwest Airlines Corp.  "A "(1)              790           12,593
Southwest Airlines Co.                       3,411           72,006
U.S. Airways Group Inc.(1)                     898            4,777
-------------------------------------------------------------------
                                                            142,267
-------------------------------------------------------------------

APPAREL - 0.18%
-------------------------------------------------------------------
Garan Inc.                                   1,005           44,119
Haggar Corp.                                 1,187           15,194
Liz Claiborne Inc.                           2,028           61,469
Nike Inc.  "B"                               1,263           74,340
VF Corp.                                       787           33,093
-------------------------------------------------------------------
                                                            228,215
-------------------------------------------------------------------

AUTO MANUFACTURERS - 0.30%
-------------------------------------------------------------------
Ford Motor Company                           8,407          125,096
General Motors Corp.  "A"                    2,953          156,450
Navistar International Corp.                 1,054           44,816
PACCAR Inc.                                    739           53,156
-------------------------------------------------------------------
                                                            379,518
-------------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.17%
-------------------------------------------------------------------
BorgWarner Inc.                                500           30,075
Dana Corp.                                  1,044        $  19,418
Delphi Automotive Systems Corp.             1,560           24,944
Goodyear Tire & Rubber Co.                    889           24,447
Modine Manufacturing Co.                      500           13,495
Superior Industries International Inc.        600           27,000
TRW Inc.                                    1,012           50,853
Visteon Corp.                               1,354           19,200
-------------------------------------------------------------------
                                                           209,432
-------------------------------------------------------------------

BANKS - 3.41%
-------------------------------------------------------------------
AmSouth Bancorp                             1,839           38,895
Area Bancshares Corp.                       1,166           23,658
Bancorp South Inc.                          1,255           23,217
Bank of America Corp.                       7,812          499,577
Bank of New York Co. Inc.                   3,232          121,652
Bank One Corp.                              6,110          218,982
BankUnited Financial Corp.  "A "(1)         1,865           28,441
Banner Corporation                          1,280           24,960
BB&T Corp.                                  2,658           98,373
Centennial Bancorp                          2,107           16,477
CFS Bancorp Inc.                            2,265           30,487
Charter One Financial Inc.                  1,403           42,735
Comerica Inc.                               1,236           73,975
Community Trust Bancorp Inc.                1,387           32,803
Dime Community Bancshares                   1,335           39,115
Fifth Third Bancorp                         2,552          162,716
First Republic Bank(1)                        763           20,639
First Sentinel Bancorp Inc.                 1,907           24,333
FirstFed Financial Corp.(1)                 1,144           30,202
Flagstar Bancorp Inc.                       1,653           39,011
FleetBoston Financial Corp.                 5,606          187,128
Gold Bancorp Inc.                           1,950           14,176
Golden West Financial Corp.                   693           44,179
Hamilton Bancorp Inc.(1)                    1,738                9
Huntington Bancshares Inc.                  1,191           21,974
Investors Financial Services Corp.            300           20,844
JP Morgan Chase & Co.                      11,494          336,199
KeyCorp                                     1,700           42,636
Mellon Financial Corp.                      2,325           83,700
National City Corp.                         3,639          103,784
NBT Bancorp Inc.                            1,187           16,677
Northern Trust Corp.                        1,299           70,302
Northwest Bancorp Inc.                      1,992           23,506
OceanFirst Financial Corp.                  1,302           35,258
PNC Financial Services Group                1,454           79,883
Regions Financial Corp.                     1,572           51,090
Republic Bancorp Inc.                       2,014           24,974
Republic Bancorp Inc.  "A"                  1,314           16,136
Republic Bancshares Inc.(1)                 1,572           22,480
Royal Bancshares of
   Pennsylvania  "A"                        1,792           36,288
SouthTrust Corp.                            2,045           51,677
State Street Corp.                          1,593           80,765
Sterling Bancorp - NY Shares                  440           13,134
Sterling Financial Corp.(WA)                  932           21,958

LIFEPATH 2010 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                    Shares            Value
-------------------------------------------------------------------

BANKS (Continued)
-------------------------------------------------------------------
SunTrust Banks Inc.                          1,424    $      89,413
Synovus Financial Corp.                      1,717           50,308
U.S. Bancorp                                 9,369          195,344
Union Planters Corp.                         1,408           65,556
United Community Financial Corp.             1,950           14,430
USB Holding Co. Inc.                         1,885           27,427
Wachovia Corp.                               7,097          235,833
Washington Mutual Inc.                       3,699          120,328
Wells Fargo & Company                        8,782          411,876
West Coast Bancorp                           2,256           31,584
Zions Bancorp                                  800           42,280
-------------------------------------------------------------------
                                                          4,273,384
-------------------------------------------------------------------

BEVERAGES - 1.12%
-------------------------------------------------------------------
Anheuser-Busch Companies Inc.                3,501          178,026
Brown-Forman Corp.  "B"                        389           26,433
Coca-Cola Co.                               15,354          727,626
Coca-Cola Enterprises Inc.                   2,099           36,586
National Beverage Corp.(1)                   2,077           26,482
Peet's Coffee & Tea Inc.(1)                    975           14,428
Pepsi Bottling Group Inc.                    1,200           29,820
PepsiCo Inc.                                 7,247          365,973
-------------------------------------------------------------------
                                                          1,405,374
-------------------------------------------------------------------

BIOTECHNOLOGY - 0.61%
-------------------------------------------------------------------
Amgen Inc.(1)                                4,850          281,203
Applera Corp. - Celera Genomics
   Group(1)                                    539           10,888
Biogen Inc.(1)                                 912           48,473
Bio-Technology General Corp.(1)              2,331           12,354
Chiron Corp.(1)                              1,309           56,837
Cryolife Inc.(1)                               890           22,250
Deltagen Inc.(1)                               170            1,379
Exelixis Inc.(1)                               763            8,622
Genentech Inc.(1)                            1,112           52,486
Genzyme Corp. - General Division(1)          1,100           48,818
Human Genome Sciences Inc.(1)                  681           13,974
IDEC Pharmaceuticals Corp.(1)                  800           50,256
Immunex Corp.(1)                             2,934           84,323
Immunomedics Inc.(1)                           551            9,152
Integra LifeSciences Holdings Corp.(1)         454           12,757
Millennium Pharmaceuticals Inc.(1)           1,500           28,170
Transkaryotic Therapies Inc.(1)                666           25,455
-------------------------------------------------------------------
                                                            767,397
-------------------------------------------------------------------

BROADCASTING - 0.00%
-------------------------------------------------------------------
Cablevision Systems Corporation-
   Rainbow Media Group(1)                      165            4,174
-------------------------------------------------------------------
                                                              4,174
-------------------------------------------------------------------

BUILDING MATERIALS - 0.18%
-------------------------------------------------------------------
American Standard Companies Inc.(1)            670           43,751
Butler Manufacturing Co.                       400            9,992
Ceradyne Inc.(1)                               297    $       2,985
Masco Corp.                                  3,339           93,726
Rayonier Inc.                                  700           35,406
Vulcan Materials Co.                           838           40,501
-------------------------------------------------------------------
                                                            226,361
-------------------------------------------------------------------

CHEMICALS - 0.66%
-------------------------------------------------------------------
Air Products & Chemicals Inc.                1,178           57,133
Dow Chemical Co.                             4,151          129,843
Du Pont (E.I.) de Nemours                    5,341          250,172
Eastman Chemical Co.                           569           25,036
Engelhard Corp.                              2,633           75,751
Great Lakes Chemical Corp.                     600           14,130
Hercules Inc.(1)                             1,923           24,037
Nanophase Technologies Corp.(1)                890            5,660
PPG Industries Inc.                            900           46,215
Praxair Inc.                                   902           52,226
Rohm & Haas Co.  "A"                         1,249           47,974
Sherwin-Williams Co.                         1,104           29,168
Sigma-Aldrich Corp.                          1,417           64,601
-------------------------------------------------------------------
                                                            821,946
-------------------------------------------------------------------

COMMERCIAL SERVICES - 0.65%
-------------------------------------------------------------------
Arbitron Inc.(1)                               520           16,016
Block (H & R) Inc.                           1,176           59,329
CDI Corp.(1)                                   932           19,665
Cendant Corp.(1)                             4,944           86,075
Charles River Associates Inc.(1)               721           14,528
Concord EFS Inc.(1)                          2,362           70,931
Convergys Corp.(1)                           1,132           34,515
CPI Corp.                                      593            9,191
Donnelley (R.R.) & Sons Co.                  3,244           92,811
Dun & Bradstreet Corp.(1)                      869           34,065
Ecolab Inc.                                    626           29,316
Electro Rent Corp.(1)                        1,399           18,817
Equifax Inc.                                   975           29,250
First Consulting Group Inc.(1)                 593            5,373
Insurance Auto Auctions Inc.(1)                890           13,528
Interactive Data Corp.(1)                    1,399           22,734
kForce.com Inc.(1)                             382            1,662
McKesson Corp.                               1,753           61,793
Moody's Corp.                                1,229           45,473
NationsRent Inc.(1)                          2,713              190
Paychex Inc.                                 1,940           71,683
ProsoftTraining.com(1)                         424              506
Wackenhut Corrections Corp.(1)               2,395           39,901
World Fuel Services Corp.                    2,553           42,124
-------------------------------------------------------------------
                                                            819,476
-------------------------------------------------------------------

COMPUTERS - 2.32%
-------------------------------------------------------------------
Affiliated Computer Services
   Inc. "A"(1)                                 600           29,346
Apple Computer Inc.(1)                       2,018           43,791
Art Technology Group Inc.(1)                   466            1,146

LIFEPATH 2010 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                       Shares         Value
-------------------------------------------------------------------

COMPUTERS (Continued)
-------------------------------------------------------------------
Bottomline Technologies Inc.(1)              4,789      $    40,611
Brocade Communications Systems
   Inc.(1)                                   1,400           30,758
CCC Information Services Group
   Inc.(1)                                      85              766
Cisco Systems Inc.(1)                       33,370          476,190
Compaq Computer Corp.                        8,165           82,793
Computer Sciences Corp.(1)                   1,051           49,933
Covansys Corporation(1)                      1,636           13,366
Datalink Corp.(1)                              424            2,094
Dataram Corp.(1)                               212            1,401
Datastream Systems Inc.(1)                     721            5,718
Dell Computer Corp.(1)                      12,131          299,514
DST Systems Inc.(1)                            700           29,183
Echelon Corp.(1)                               424            6,742
Electronic Data Systems Corp.                2,200          129,866
EMC Corp.(1)                                 9,616          104,814
Enterasys Networks Inc.(1)                     932            3,309
Extended Systems Inc.(1)                       170            1,034
Extreme Networks Inc.(1)                     1,181            7,428
Gateway Inc.(1)                              1,301            5,985
Hewlett-Packard Co.                          9,918          199,550
Inrange Technologies Corp.(1)                  890            8,179
International Business Machines
   Corp.                                     7,957          780,741
Interwoven Inc.(1)                             593            3,718
Juniper Networks Inc.(1)                     1,251           11,659
Keynote Systems Inc.(1)                      1,490           13,023
Lexmark International Group
   Inc.  "A "(1)                               923           45,882
McDATA Corp.  "A"(1)                          701            11,048
NCR Corp.(1)                                 1,197           50,035
Network Appliance Inc.(1)                    1,994           31,884
Nuance Communications Inc.(1)                  527            3,057
NYFIX Inc.(1)                                1,105           13,072
Palm Inc.(1)                                 2,033            6,140
Pegasus Solutions Inc.(1)                    1,693           27,190
Performance Technologies Inc.(1)             1,051            9,940
Procom Technology Inc.(1)                      551            1,174
Qualstar Corp.(1)                              466            3,165
Rainbow Technologies Inc.(1)                    42              317
Red Hat Inc.(1)                              1,823           10,737
Safeguard Scientifics Inc.(1)                  127              358
Sapient Corp.(1)                               593            2,603
SilverStream Software Inc.(1)                1,181            5,669
SS&C Technologies Inc.(1)                    1,144            9,552
Sun Microsystems Inc.(1)                    14,044          119,514
SunGard Data Systems Inc.(1)                 1,400           43,218
Turnstone Systems Inc.(1)                      424            1,933
Unisys Corp.(1)                              1,931           21,434
Vasco Data Security International
   Inc.(1)                                   1,017            2,339
VeriSign Inc.(1)                               981           23,279
Veritas Software Corp.(1)                    2,126           75,452
-------------------------------------------------------------------
                                                          2,901,650
-------------------------------------------------------------------

COSMETICS / PERSONAL CARE - 0.80%
-------------------------------------------------------------------
Avon Products Inc.                           1,140           58,927
Colgate-Palmolive Co.                        2,336          130,769
Estee Lauder Companies Inc.  "A"               400           12,480
Gillette Co.                                 4,462          152,556
International Flavors & Fragrances
   Inc.                                      1,146           39,480
Kimberly-Clark Corp.                         2,211          138,409
Procter & Gamble Co.                         5,595          474,400
Tristar Corp.(1)                             2,119              233
-------------------------------------------------------------------
                                                          1,007,254
-------------------------------------------------------------------

DISTRIBUTION / WHOLESALE - 0.16%
-------------------------------------------------------------------
Costco Wholesale Corp.(1)                    2,462          101,582
Genuine Parts Co.                            1,077           39,343
Grainger (W.W.) Inc.                         1,074           63,656
-------------------------------------------------------------------
                                                            204,581
-------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES - 2.84%
-------------------------------------------------------------------
Acacia Research Corp.(1)                     1,212           11,999
American Express Co.                         5,927          216,039
Bear Stearns Companies Inc.                    784           43,191
Capital One Financial Corp.                    941           46,363
Charter Municipal Mortgage
   Acceptance Corp.                          1,823           28,876
Citigroup Inc.                              29,997        1,357,364
Countrywide Credit Industries Inc.           1,057           43,390
Digital Insight Corp.(1)                       497           11,694
Fannie Mae                                   4,047          316,678
First Albany Companies Inc.                    572            3,863
Forrester Research Inc.(1)                     600           11,682
Franklin Resources Inc.                      1,885           77,021
Freddie Mac                                  3,446          219,648
Friedman Billings Ramsey Group
   Inc.  "A"(1)                                678            4,407
Household International Inc.                 2,429          125,093
Lehman Brothers Holdings Inc.                1,383           78,139
MBNA Corp.                                   4,370          151,552
Merrill Lynch & Co. Inc.                     4,541          217,741
MicroFinancial Inc.                          1,417            9,919
Morgan Stanley Dean Witter & Co.             6,099          299,583
NextCard Inc.(1)                               805               97
Providian Financial Corp.                    1,066            4,147
Schwab (Charles) Corp.                       5,958           77,692
Seacoast Financial Services Corp.            2,204           41,788
Stilwell Financial Inc.                      1,596           36,405
T. Rowe Price Group Inc.                     1,273           50,678
USA Education Inc.                             772           71,603
-------------------------------------------------------------------
                                                          3,556,652
-------------------------------------------------------------------

ELECTRIC - 0.95%
-------------------------------------------------------------------
AES Corp.(1)                                 2,644           13,643
Ameren Corp.                                   827           33,692
American Electric Power Inc.                 1,100           48,235
Calpine Corp.(1)                             1,148            8,438

LIFEPATH 2010 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                       Shares         Value
-------------------------------------------------------------------

ELECTRIC (Continued)
-------------------------------------------------------------------
CH Energy Group Inc.                           600      $    27,672
Cinergy Corp.                                1,046           33,263
CMS Energy Corp.                             2,309           50,336
Constellation Energy Group Inc.                856           24,721
Dominion Resources Inc.                      1,000           58,280
DTE Energy Co.                                 665           27,544
Duke Energy Corp.                            3,750          132,375
Edison International(1)                      1,200           18,960
Entergy Corp.                                1,115           46,027
Exelon Corp.                                 1,581           77,912
FirstEnergy Corp.                            2,186           80,008
FPL Group Inc.                                 700           37,177
Mirant Corp.(1)                              1,827           15,858
NiSource Inc.                                1,405           29,491
PG&E Corp.(1)                                1,400           29,694
Pinnacle West Capital Corp.                  2,119           85,947
PPL Corp.                                    1,009           32,903
Progress Energy Inc.                         1,129           50,511
Reliant Energy Inc.                          1,523           31,678
Southern Co.                                 1,832           46,533
TXU Corp.                                    1,000           50,870
Xcel Energy Inc.                             4,163           98,455
-------------------------------------------------------------------
                                                          1,190,223
-------------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT - 0.15%
-------------------------------------------------------------------
American Power Conversion Corp.(1)           1,282           16,781
Emerson Electric Co.                         2,217          127,677
Energizer Holdings Inc.(1)                       1               22
Evercel Inc.(1)                                890            1,405
Molex Inc.                                   1,344           39,782
-------------------------------------------------------------------
                                                            185,667
-------------------------------------------------------------------

ELECTRONICS - 0.54%
-------------------------------------------------------------------
Agilent Technologies Inc.(1)                 2,574           80,180
Alpha Industries Inc.(1)                       466            7,181
Applera Corp. - Applied Biosystems
   Group                                     1,315           29,719
Astropower Inc.(1)                             497           17,325
Diodes Inc.(1)                                 254            1,844
Energy Conversion Devices Inc.(1)              597           11,313
General Cable Corp.                            851           10,042
HI/FN Inc.(1)                                1,093           11,378
Hutchinson Technology Inc.(1)                1,636           34,765
II-VI Inc.(1)                                  636            8,949
inTEST Corp.(1)                                339            1,458
Jabil Circuit Inc.(1)                        1,421           26,502
JNI Corp.(1)                                   805            5,683
Johnson Controls Inc.                          794           70,475
Keithley Instruments Inc.                      339            6,566
Mackie Designs Inc.(1)                       1,017            4,221
Maxwell Technologies Inc.(1)                   466            4,101
Merix Corp.(1)                                 300            4,875
Millipore Corp.                                672           35,078
OYO Geospace Corp.(1)                          424            5,554
Parker Hannifin Corp.                          809           40,304
Parlex Corp.(1)                                470            6,016
PCD Inc.(1)                                    170              221
PerkinElmer Inc.                             1,096           25,208
Photon Dynamics Inc.(1)                        624           25,784
Sanmina-SCI Corp.(1)                         2,397           24,330
Signal Technology Corp.(1)                   1,399            7,051
Solectron Corp.(1)                           4,151           34,329
Spectrum Control Inc.(1)                     1,144            5,949
Symbol Technologies Inc.                     1,163           10,037
Tektronix Inc.(1)                            1,132           27,066
Thermo Electron Corp.(1)                     2,023           41,168
Trimble Navigation Ltd.(1)                     678            8,814
UQM Technologies Inc.(1)                     1,483            5,932
Waters Corp.(1)                              1,027           32,094
Zoltek Companies Inc.(1)                     1,526            3,662
-------------------------------------------------------------------
                                                            675,174
-------------------------------------------------------------------

ENERGY & RELATED - 0.02%
-------------------------------------------------------------------
Headwaters Inc.(1)                           1,929           26,003
-------------------------------------------------------------------
                                                             26,003
-------------------------------------------------------------------

ENGINEERING & CONSTRUCTION - 0.04%
-------------------------------------------------------------------
Fluor Corp.                                  1,382           52,392
Washington Group Warrants (Expires
   03/11/03)(1)                                 17                2
-------------------------------------------------------------------
                                                             52,394
-------------------------------------------------------------------

ENTERTAINMENT - 0.08%
-------------------------------------------------------------------
Churchill Downs Inc.                           751           31,872
Expedia Inc.  "A"(1)                           327           18,279
International Game Technology Inc.(1)          500           33,760
Steinway Musical Instruments Inc.(1)         1,063           21,207
-------------------------------------------------------------------
                                                            105,118
-------------------------------------------------------------------

ENTERTAINMENT & LEISURE - 0.01%
-------------------------------------------------------------------
Alliance Gaming Corp.(1)                       508           16,429
-------------------------------------------------------------------
                                                             16,429
-------------------------------------------------------------------

ENVIRONMENTAL CONTROL - 0.07%
-------------------------------------------------------------------
Allied Waste Industries Inc.(1)              1,483           19,353
Waste Management Inc.                        2,668           70,195
-------------------------------------------------------------------
                                                             89,548
-------------------------------------------------------------------

FOOD - 0.84%
-------------------------------------------------------------------
Albertson's Inc.                             1,927           58,311
Archer-Daniels-Midland Co.                   3,112           43,101
Campbell Soup Co.                            1,736           46,421
ConAgra Foods Inc.                           2,221           51,994
General Mills Inc.                           1,397           64,583
Heinz (H.J.) Co.                             1,200           48,924

LIFEPATH 2010 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                         Shares       Value
-------------------------------------------------------------------

FOOD (Continued)
-------------------------------------------------------------------
Hershey Foods Corp.                            699      $    49,384
J & J Snack Foods Corp.(1)                     805           29,793
Kellogg Co.                                  1,539           53,172
Kroger Co.(1)                                3,265           72,320
M&F Worldwide Corp.(1)                       1,907            4,672
Nash Finch Co.                               1,526           43,674
P.F. Chang's China Bistro Inc.(1)              500           29,465
Safeway Inc.(1)                              2,623          112,737
Sanderson Farms Inc.                         1,907           48,800
Sara Lee Corp.                               2,623           54,873
SUPERVALU Inc.                               2,524           65,498
Sysco Corp.                                  2,483           73,422
Winn-Dixie Stores Inc.                       2,691           45,074
Wrigley (William Jr.) Co.                    1,084           60,747
-------------------------------------------------------------------
                                                          1,056,965
-------------------------------------------------------------------

FOREST PRODUCTS & PAPER - 0.28%
-------------------------------------------------------------------
Georgia-Pacific Corp.                        1,312           33,653
International Paper Co.                      2,360          103,250
MeadWestvaco Corp.                           2,210           76,775
Temple-Inland Inc.                             975           54,298
Weyerhaeuser Co.                             1,400           86,548
-------------------------------------------------------------------
                                                            354,524
-------------------------------------------------------------------

GAS - 0.07%
-------------------------------------------------------------------
EnergySouth Inc.                             1,187           31,574
Sempra Energy                                1,459           32,565
Southwestern Energy Co.(1)                   2,311           25,883
-------------------------------------------------------------------
                                                             90,022
-------------------------------------------------------------------

HAND / MACHINE TOOLS - 0.12%
-------------------------------------------------------------------
Black & Decker Corp.                           858           41,613
SPX Corp.(1)                                   200           25,302
Stanley Works (The)                          1,756           88,555
-------------------------------------------------------------------
                                                            155,470
-------------------------------------------------------------------

HEALTH CARE - 1.78%
-------------------------------------------------------------------
Aetna Inc.                                     863           30,257
America Service Group Inc.(1)                  678            3,390
Bard (C.R.) Inc.                               600           32,640
Bausch & Lomb Inc.                             773           29,359
Baxter International Inc.                    2,641          146,523
Becton Dickinson & Co.                       1,797           65,932
Biomet Inc.                                  1,503           45,932
Boston Scientific Corp.(1)                   2,053           45,905
Cobalt Corp.(1)                              2,458           18,804
Cyberoptics Corp.(1)                           678            7,119
Guidant Corp.(1)                             1,456           60,424
HCA - The Healthcare Company                 2,860          116,488
Healthsouth Corp.(1)                         2,463           29,334
Hycor Biomedical Inc.(1)                       763            4,082
Johnson & Johnson                           13,317          811,005
Medtronic Inc.                               5,426          241,674
Oxford Health Plans Inc.(1)                  1,178       $   42,820
PharmaNetics Inc.(1)                         1,060            7,950
Q-Med Inc.(1)                                  424            4,232
SpectRx Inc.(1)                              1,187            6,184
St. Jude Medical Inc.(1)                       874           68,434
Stryker Corp.                                1,239           76,198
Tenet Healthcare Corp.(1)                    1,851          106,895
Triad Hospitals Inc.(1)                      1,349           41,279
UnitedHealth Group Inc.                      1,605          116,346
Wellpoint Health Networks Inc.(1)              541           65,796
-------------------------------------------------------------------
                                                          2,225,002
-------------------------------------------------------------------

HOME BUILDERS - 0.00%
-------------------------------------------------------------------
Champion Enterprises Inc.(1)                   627            5,536
-------------------------------------------------------------------
                                                              5,536
-------------------------------------------------------------------

HOME FURNISHINGS - 0.10%
-------------------------------------------------------------------
Cobra Electronics Corp.(1)                   1,102            7,933
Leggett & Platt Inc.                         1,522           39,039
Maytag Corp.                                   931           37,175
Whirlpool Corp.                                503           37,775
-------------------------------------------------------------------
                                                            121,922
-------------------------------------------------------------------

HOUSEHOLD PRODUCTS / WARES - 0.14%
-------------------------------------------------------------------
Avery Dennison Corp.                           748           47,872
Clorox Co.                                   1,043           45,673
Enesco Group Inc.(1)                         1,653           10,282
Fortune Brands Inc.                            632           28,756
Newell Rubbermaid Inc.                       1,352           42,088
-------------------------------------------------------------------
                                                            174,671
-------------------------------------------------------------------

INSURANCE - 2.12%
-------------------------------------------------------------------
AFLAC Inc.                                   2,236           57,465
Allstate Corp.                               3,653          127,928
Ambac Financial Group Inc.                     500           31,025
American International Group Inc.           15,941        1,179,156
American Medical Security Group
   Inc.(1)                                   2,765           36,609
AON Corp.                                    1,406           48,672
Chubb Corp.                                  1,000           75,140
CIGNA Corp.                                    824           73,913
Cincinnati Financial Corp.                   1,193           47,971
Conseco Inc.(1)                                890            3,337
Hancock (John) Financial Services
   Inc.                                      2,100           80,661
Hartford Financial Services Group
   Inc.                                      1,397           93,599
Jefferson-Pilot Corp.                        1,092           55,222
Lincoln National Corp.                       1,043           53,412
Loews Corp.                                  1,145           66,788
Marsh & McLennan Companies Inc.              1,318          139,115
MBIA Inc.                                      886           51,787
MetLife Inc.                                 3,395          108,233

LIFEPATH 2010 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                    Shares            Value
-------------------------------------------------------------------

INSURANCE (Continued)
-------------------------------------------------------------------
MGIC Investment Corp.                          708       $   47,521
MIIX Group Inc. (The)                        2,314            7,289
Penn Treaty American Corp.(1)                1,102            5,797
PICO Holdings Inc.(1)                        1,017           12,885
ProAssurance Corp.(1)                          722           11,733
Progressive Corp.                              392           61,074
SAFECO Corp.                                   890           30,215
St. Paul Companies Inc.                      1,308           63,961
Torchmark Corp.                              1,200           48,228
UNUMProvident Corp.                          1,422           40,271
-------------------------------------------------------------------
                                                          2,659,007
-------------------------------------------------------------------

IRON/STEEL - 0.07%
-------------------------------------------------------------------
Allegheny Technologies Inc.                  3,191           49,812
Nucor Corp.                                    681           38,477
Oregon Steel Mills Inc.(1)                     254            1,486
-------------------------------------------------------------------
                                                             89,775
-------------------------------------------------------------------

LEISURE TIME - 0.16%
-------------------------------------------------------------------
Carnival Corp. "A"                           2,995           81,734
Harley-Davidson Inc.                         1,372           70,329
Sabre Holdings Corp.(1)                        953           41,942
-------------------------------------------------------------------
                                                            194,005
-------------------------------------------------------------------

LODGING - 0.14%
-------------------------------------------------------------------
Harrah's Entertainment Inc.(1)                 500           20,220
Hilton Hotels Corp.                          3,094           39,789
Marriott International Inc. "A"              1,339           52,850
Starwood Hotels & Resorts
   Worldwide Inc.                            1,800           64,800
-------------------------------------------------------------------
                                                            177,659
-------------------------------------------------------------------

MACHINERY - 0.24%
-------------------------------------------------------------------
Caterpillar Inc.                             1,709           94,867
Deere & Co.                                  1,100           52,723
Dover Corp.                                  1,338           52,945
Electroglas Inc.(1)                          2,063           31,811
Ingersoll-Rand Co. "A"                       1,000           50,000
Rockwell International Corp.                   678           13,391
-------------------------------------------------------------------
                                                            295,737
-------------------------------------------------------------------

MANUFACTURERS - 2.53%
-------------------------------------------------------------------
Carlisle Companies Inc.                        600           22,500
Cooper Industries Inc.                         540           19,089
Danaher Corp.                                  964           64,810
Eastman Kodak Co.                            1,509           47,534
Eaton Corp.                                    656           52,965
FMC Corp.(1)                                   600           22,650
General Electric Co.                        52,101        2,005,889
Honeywell International Inc.                 4,228          161,171
Illinois Tool Works Inc.                     1,651          121,448
ITT Industries Inc.                          1,182           69,738
Minnesota Mining & Manufacturing
   Co.                                       1,672       $  197,179
Pall Corp.                                   2,693           52,567
Textron Inc.                                 1,000           47,530
Tyco International Ltd.                      9,781          284,627
-------------------------------------------------------------------
                                                          3,169,697
-------------------------------------------------------------------

MEDIA - 1.68%
-------------------------------------------------------------------
AOL Time Warner Inc.(1)                     22,574          559,835
Cablevision Systems Corp.(1)                   631           22,653
Clear Channel Communications Inc.(1)         3,235          150,816
Comcast Corp. "A"(1)                         4,978          168,605
Dow Jones & Co. Inc.                           633           35,328
Gannett Co. Inc.                             1,466          111,680
Gemstar-TV Guide International Inc.(1)       1,300           23,777
Gray Communications Systems Inc.             2,217           30,595
Knight Ridder Inc.                             694           46,776
LodgeNet Entertainment Corp.(1)                551            8,265
Lynch Interactive Corp.(1)                     227            9,307
McGraw-Hill Companies Inc.                   1,112           73,170
New York Times Co. "A"                       1,042           45,744
Spanish Broadcasting System
   Inc. "A"(1)                               1,399           17,404
Tribune Co.                                  1,900           81,358
Univision Communications Inc.(1)             1,309           53,983
Viacom Inc. "B"(1)                           8,871          412,945
Walt Disney Co. (The)                       10,438          240,074
XM Satellite Radio Holdings
   Inc. "A"(1)                               1,272           15,162
-------------------------------------------------------------------
                                                          2,107,477
-------------------------------------------------------------------

MINING - 0.21%
-------------------------------------------------------------------
Alcoa Inc.                                   4,540          170,568
Newmont Mining Corp.                         2,564           61,844
Phelps Dodge Corp.                             637           24,149
-------------------------------------------------------------------
                                                            256,561
-------------------------------------------------------------------

OFFICE/BUSINESS EQUIPMENT - 0.09%
-------------------------------------------------------------------
Global Imaging Systems Inc.(1)               1,060           16,504
Pitney Bowes Inc.                            1,784           74,428
Xerox Corp.(1)                               2,603           25,275
-------------------------------------------------------------------
                                                            116,207
-------------------------------------------------------------------

OIL & GAS PRODUCERS - 2.29%
-------------------------------------------------------------------
Amerada Hess Corp.                             838           58,048
Anadarko Petroleum Corp.                     1,649           85,913
Apache Corp.                                 1,184           62,456
Atwood Oceanics Inc.(1)                      2,400           95,880
Burlington Resources Inc.                    1,513           56,859
ChevronTexaco Corp.                          4,605          388,846
Devon Energy Corp.                           1,199           52,372
EOG Resources Inc.                           1,200           42,228
Exxon Mobil Corp.                           34,648        1,430,962

LIFEPATH 2010 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                     Shares          Value
-------------------------------------------------------------------

OIL & GAS PRODUCERS (Continued)
-------------------------------------------------------------------
Kerr-McGee Corp.                             1,070       $   59,160
Kinder Morgan Inc.                             700           28,700
Marathon Oil Corp.                           1,789           49,198
Nabors Industries Inc.(1)                    1,327           47,069
Noble Drilling Corp.(1)                        981           34,561
Occidental Petroleum Corp.                   1,813           48,661
Penn Virginia Corp.                          1,178           42,538
Phillips Petroleum Co.                       2,087          123,363
Rowan Companies Inc.(1)                        975           18,184
Sunoco Inc.                                    900           34,668
Transocean Sedco Forex Inc.                  1,675           46,917
Unocal Corp.                                 1,564           56,195
-------------------------------------------------------------------
                                                          2,862,778
-------------------------------------------------------------------

OIL & GAS SERVICES - 0.28%
-------------------------------------------------------------------
Baker Hughes Inc.                            1,406           49,646
FMC Technologies Inc.(1)                       915           17,028
Halliburton Co.                              2,203           36,261
OSCA Inc.(1)                                 2,460           68,388
Schlumberger Ltd.                            3,007          175,037
-------------------------------------------------------------------
                                                            346,360

PACKAGING & CONTAINERS - 0.06%
-------------------------------------------------------------------
Astronics Corp.(1)                             127            1,193
Owens-Illinois Inc.(1)                       2,805           41,177
Sealed Air Corp.(1)                            768           34,545
-------------------------------------------------------------------
                                                             76,915
-------------------------------------------------------------------

PHARMACEUTICALS - 3.67%
-------------------------------------------------------------------
Abbott Laboratories                          6,773          383,013
Abgenix Inc.(1)                                766           13,826
Allergan Inc.                                  722           46,814
American Home Products Corp.                 5,885          373,992
Amylin Pharmaceuticals Inc.(1)               1,187           10,552
Aphton Corp.(1)                                127            1,453
Arqule Inc.(1)                               1,181           14,644
BioSphere Medical Inc.(1)                      721            5,408
Bristol-Myers Squibb Co.                     8,609          404,623
Cardinal Health Inc.                         2,229          147,315
Celgene Corp.(1)                               700           18,263
Cell Therapeutics Inc.(1)                      466           10,294
Columbia Laboratories Inc.(1)                1,356            5,153
Dendreon Corp.(1)                            1,144            3,718
Forest Laboratories Inc. "A"(1)                966           76,816
Geron Corp.(1)                               1,178            8,823
Gilead Sciences Inc.(1)                        600           42,276
Hemispherx Biopharma Inc.(1)                   424            1,488
Herbalife International Inc. "A"             3,087           42,755
Isis Pharmaceuticals                         1,860           27,286
Inc.(1)
King Pharmaceuticals Inc.      (1)           1,500           46,590
KV Pharmaceuticals Co.(1)                    1,051           26,538
Lilly (Eli) and Co.                          4,896          370,774
Medarex Inc.(1)                                766           11,590
MedImmune Inc.(1)                            1,483           61,144
Merck & Co. Inc.                            10,861          666,105
MGI Pharma Inc.(1)                           1,778           27,737
Northfield Laboratories Inc.(1)                570            4,298
Penwest Pharmaceuticals Co.(1)               1,729           31,174
Pfizer Inc.                                 28,821        1,180,508
Pharmacia Corporation                        5,829          239,280
Schering-Plough Corp.                        6,734          232,256
Sepracor Inc.(1)                               498           21,424
Vical Inc.(1)                                1,405           11,760
Watson Pharmaceuticals Inc.(1)                 970           28,402
-------------------------------------------------------------------
                                                          4,598,092
-------------------------------------------------------------------

PIPELINES - 0.15%
-------------------------------------------------------------------
Dynegy Inc. "A"                              1,663           42,523
El Paso Corp.                                2,701          105,555
Williams Companies Inc.                      2,509           38,764
-------------------------------------------------------------------
                                                            186,842
-------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 0.47%
-------------------------------------------------------------------
Alexandria Real Estate Equities Inc.         2,690          111,232
Ameresco Capital Trust                       1,611            2,046
Capstead Mortgage Corp.                      1,240           21,142
Crown American Realty Trust                  5,934           51,566
Koger Equity Inc.                            4,223           73,396
Konover Property Trust Inc.                  4,366            7,815
Mid-America Apartment
   Communities, Inc.                         3,599           92,314
Parkway Properties Inc.                      3,217          107,448
Senior Housing Properties Trust                  1                8
Thornbury Mortgage Inc.                      1,695           33,561
Washington Real Estate Investment
   Trust                                     1,907           49,792
Winston Hotels Inc.                          3,730           33,757
-------------------------------------------------------------------
                                                            584,077
-------------------------------------------------------------------

RETAIL - 3.25%
-------------------------------------------------------------------
Abercrombie & Fitch Co. "A"(1)                 600           15,984
Amazon.com Inc.(1)                           1,387           19,557
AutoZone Inc.(1)                               780           51,761
Bed Bath & Beyond Inc.(1)                    1,473           49,198
Best Buy Co. Inc.(1)                         1,090           73,466
Cato Corp.  "A"                                890           17,818
CDW Computer Centers Inc.(1)                   400           21,120
Charming Shoppes Inc.(1)                     2,416           18,217
Circuit City Stores Inc.                     1,021           18,255
CVS Corp.                                    2,302           62,891
Darden Restaurants Inc.                      2,748          116,185
Deb Shops Inc.                                 805           19,328
Dollar General Corp.                         1,603           23,644
Dollar Tree Stores Inc.(1)                     900           28,836
eBay Inc.(1)                                   897           46,689
Family Dollar Stores Inc.                    1,400           45,976
Federated Department Stores Inc.(1)          1,228           51,465
Finlay Enterprises Inc.(1)                     890            9,256

LIFEPATH 2010 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                         Shares       Value
-------------------------------------------------------------------

RETAIL (Continued)
-------------------------------------------------------------------
Footstar Inc.(1)                               639       $   17,764
Fred's Inc.                                  1,792           56,072
Gap Inc. (The)                               3,424           40,985
Golden State Bancorp Inc.(1)                   500              605
Guitar Center Inc.(1)                          932           15,238
Home Depot Inc.                             10,672          533,600
Kohls Corp.(1)                               1,733          117,272
Limited Inc.                                 2,287           41,189
Lowe's Companies Inc.                        3,504          158,556
May Department Stores Co.                    1,624           59,503
McDonald's Corp.                             6,169          161,011
Men's Wearhouse Inc. (The)(1)                  800           19,648
Michaels Stores Inc.(1)                        700           20,860
Nordstrom Inc.                               1,043           26,555
Office Depot Inc.(1)                         2,075           39,446
Penney (J.C.) Company Inc.                   1,213           23,702
RadioShack Corp.                             1,188           32,599
Sears, Roebuck and Co.                       1,712           90,017
Staples Inc.(1)                              2,433           47,857
Starbucks Corp.(1)                           1,811           41,671
Target Corp.                                 4,175          174,933
Tiffany & Co.                                1,031           33,827
TJX Companies Inc.                           1,304           49,513
Toys R Us Inc.(1)                            1,170           20,838
Tricon Global Restaurants Inc.(1)              742           43,874
Tweeter Home Entertainment Group
   Inc.(1)                                     527            8,959
Walgreen Co.                                 4,563          183,615
Wal-Mart Stores Inc.                        20,057        1,243,735
Wendy's International Inc.                   2,646           82,052
-------------------------------------------------------------------
                                                          4,075,142
-------------------------------------------------------------------

SEMICONDUCTORS - 1.76%
-------------------------------------------------------------------
Advanced Micro Devices Inc.(1)               2,094           28,269
Altera Corp.(1)                              1,919           36,595
Analog Devices Inc.(1)                       1,710           63,629
Applied Materials Inc.(1)                    3,892          169,185
Applied Micro Circuits Corp.(1)              1,587           12,204
Atmel Corp.(1)                               2,229           16,116
Broadcom Corp. "A"(1)                        1,605           49,193
Conexant Systems Inc.(1)                     1,453           14,879
Credence Systems Corp.(1)                      890           13,955
EMCORE Corp.(1)                                 85              648
GlobeSpan Virata Inc.(1)                       883            9,898
Integrated Device Technology Inc.(1)         1,000           25,570
Intel Corp.                                 30,459          869,604
KLA-Tencor Corp.(1)                          1,038           60,111
Linear Technology Corp.                      1,677           61,764
LSI Logic Corp.(1)                           2,169           32,513
Maxim Integrated Products Inc.(1)            1,692           77,426
Microchip Technology Inc.(1)                   900           30,762
Micron Technology Inc.(1)                    3,143          101,047
Mykrolis Corp.(1)                              455            4,821
National Semiconductor Corp.(1)              1,015           25,527
Novellus Systems Inc.(1)                     1,044           44,464
NVIDIA Corp.(1)                                770           39,278
Optical Communication Products
   Inc.(1)                                   1,314            2,497
QLogic Corp.(1)                                609           22,685
Rambus Inc.(1)                                 339            2,322
Teradyne Inc.(1)                             1,027           34,415
Texas Instruments Inc.                       8,935          262,242
TriQuint Semiconductor Inc.(1)                 600            5,430
Veeco Instruments Inc.(1)                      370            9,254
Vitesse Semiconductor Corp.(1)               1,114            7,820
White Electronic Designs Corp.(1)            1,102            6,998
Xilinx Inc.(1)                               1,644           59,052
-------------------------------------------------------------------
                                                          2,200,173
-------------------------------------------------------------------

SOFTWARE - 2.43%
-------------------------------------------------------------------
Adobe Systems Inc.                           1,490           54,206
Akamai Technologies Inc.(1)                    212              659
Ansoft Corp.(1)                              1,148           16,302
Ariba Inc.(1)                                  593            2,627
Automatic Data Processing Inc.               3,030          159,711
BEA Systems Inc.(1)                          2,197           27,924
BMC Software Inc.(1)                         1,908           30,623
BNS Co.  "A"                                    76              175
BroadVision Inc.(1)                          1,653            3,157
Cadence Design Systems Inc.(1)               1,900           40,185
Certegy Inc.(1)                                487           18,092
Citrix Systems Inc.(1)                       1,283           19,463
Computer Associates International
   Inc.                                      3,044           49,556
Compuware Corp.(1)                           2,570           29,324
Electronic Arts Inc.(1)                        800           43,056
First Data Corp.                             1,830          149,182
Fiserv Inc.(1)                               1,021           43,638
i2 Technologies Inc.(1)                      1,422            7,750
IMS Health Inc.                              1,566           31,320
Inktomi Corp.(1)                               466            2,036
Inter-Tel Inc.                                 890           14,685
Intuit Inc.(1)                               1,421           53,842
Mercury Interactive Corp.(1)                   954           32,322
Micromuse Inc.(1)                              739            6,695
Microsoft Corp.(1)                          25,106        1,464,684
Network Associates Inc.(1)                   1,100           26,092
Novell Inc.(1)                               1,969            8,053
Oracle Corp.(1)                             25,696          427,068
PeopleSoft Inc.(1)                           1,705           49,564
Per-Se Technologies Inc.(1)                  1,424           16,162
Pinnacle Systems Inc.(1)                     1,321           10,542
Quality Systems Inc.(1)                        805           13,524
Rational Software Corp.(1)                   1,456           27,023
Siebel Systems Inc.(1)                       2,536           70,399
SignalSoft Corp.(1)                            127              227
Stellent Inc.(1)                               454            6,805
Symantec Corp.(1)                              900           32,454
Yahoo! Inc.(1)                               3,273           47,328
-------------------------------------------------------------------
                                                          3,036,455
-------------------------------------------------------------------

LIFEPATH 2010 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                     Shares           Value
-------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT - 0.41%
-------------------------------------------------------------------
ADC Telecommunications Inc.(1)               3,113       $   11,207
Avaya Inc.(1)                                1,902           10,176
CIENA Corp.(1)                               1,732           13,440
Comverse Technology Inc.(1)                  1,419           22,207
JDS Uniphase Corp.(1)                        6,747           32,723
Lucent Technologies Inc.                    15,274           85,382
Motorola Inc.                               10,518          136,734
NumereX Corp. "A"(1)                         1,356           11,933
Peco II Inc.(1)                                551            2,893
QUALCOMM Inc.(1)                             3,413          113,482
RF Micro Devices Inc.(1)                     1,251           19,566
Scientific-Atlanta Inc.                        894           19,999
Tellabs Inc.(1)                              2,000           20,520
Terayon Communication Systems
   Inc.(1)                                     800            4,728
Tollgrade Communications Inc.(1)               300            6,435
Williams Communications Group
   Inc.(1)                                   1,488              193
-------------------------------------------------------------------
                                                            511,618
-------------------------------------------------------------------

TELECOMMUNICATIONS - 0.92%
-------------------------------------------------------------------
Aether Systems Inc.(1)                       1,136            4,771
AT&T Wireless Services Inc.(1)              13,504          136,255
Avocent Corp.(1)                               900           21,204
Aware Inc.(1)                                  763            4,898
C-COR.net Corp.(1)                           1,187           16,915
Celeritek Inc.(1)                              851            7,616
Conestoga Enterprises Inc.                     539           16,881
Corning Inc.                                 4,350           29,276
EchoStar Communications Corp.(1)             1,497           39,102
EMS Technologies Inc.(1)                       893           17,815
Emulex Corp.(1)                                554           17,983
Hungarian Telephone and Cable
   Corp.(1)                                     42              210
InterDigital Communications Corp.(1)           636            5,311
InterVoice-Brite Inc.(1)                     1,017            5,126
Intrado Inc.(1)                              2,924           41,667
LCC International Inc. "A"(1)                   42              215
Lightpath Technologies Inc. "A"(1)             466              732
Metro One Telecommunications
   Inc.(1)                                     327            7,308
MRV Communications Inc.(1)                     509            1,278
Nextel Communications Inc. "A"(1)            3,390           16,916
NTL Inc.(1)                                  3,239              583
Qwest Communications International
   Inc.                                      7,565           65,816
Sprint Corp. (PCS Group)(1)                  4,171           38,582
US LEC Corp. "A"(1)                          2,543           11,876
Verizon Communications Inc.                 13,585          635,778
Western Wireless Corp. "A"(1)                  400            3,252
-------------------------------------------------------------------
                                                          1,147,366
-------------------------------------------------------------------

TELEPHONE - 1.22%
-------------------------------------------------------------------
Alltel Corp.                                 1,816          101,060
AT&T Corp.                                  16,805          261,150
BellSouth Corp.                              9,298          360,390
CenturyTel Inc.                              1,145           38,014
SBC Communications Inc.                     16,031          606,613
Sprint Corp. (FON Group)                     3,993           56,261
WorldCom Inc.(1)                            14,551          109,424
-------------------------------------------------------------------
                                                          1,532,912
-------------------------------------------------------------------

TEXTILES - 0.10%
-------------------------------------------------------------------
Cintas Corp.                                   970           42,961
G&K Services Inc. "A"                          805           28,578
UniFirst Corp.                               2,241           50,176
-------------------------------------------------------------------
                                                            121,715
-------------------------------------------------------------------

TOBACCO - 0.47%
-------------------------------------------------------------------
Philip Morris Companies Inc.                 9,509          500,744
UST Inc.                                     2,618           91,263
-------------------------------------------------------------------
                                                            592,007

TOYS/GAMES/HOBBIES - 0.06%
-------------------------------------------------------------------
Hasbro Inc.                                  2,956           42,300
Mattel Inc.                                  1,954           37,028
-------------------------------------------------------------------
                                                             79,328
-------------------------------------------------------------------

TRANSPORTATION - 0.34%
-------------------------------------------------------------------
Burlington Northern Santa Fe Corp.           1,554           45,097
CSX Corp.                                    1,404           52,987
FedEx Corp.(1)                               1,732          100,214
Kansas City Southern Industries Inc.         1,835           26,314
Morgan Group Holding Co.(1)                    227              229
Norfolk Southern Corp.                       2,159           51,363
Union Pacific Corp.                          1,297           78,689
United Parcel Service Inc.                   1,000           58,940
USA Truck Inc.(1)                            1,356           17,357
-------------------------------------------------------------------
                                                            431,190
-------------------------------------------------------------------

TRUCKING & LEASING - 0.02%
-------------------------------------------------------------------
Interpool Inc.                               1,102           19,395
-------------------------------------------------------------------
                                                             19,395
-------------------------------------------------------------------

WATER - 0.05%
-------------------------------------------------------------------
Middlesex Water Co.                          1,807           41,109
Southwest Water Co.                          1,779           24,817
-------------------------------------------------------------------
                                                             65,926
-------------------------------------------------------------------

TOTAL U.S. COMMON STOCKS
(Cost: $57,428,908)                                      56,050,513
-------------------------------------------------------------------

LIFEPATH 2010 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                     Shares           Value
-------------------------------------------------------------------

INTERNATIONAL COMMON STOCKS - 13.64%

AUSTRALIA - 0.58%
-------------------------------------------------------------------
Coles Myer Ltd. ADR                          2,154       $   77,975
National Australia Bank ADR                  2,429          223,711
News Corporation Ltd. ADR                    1,839           47,042
Rio Tinto PLC ADR                            2,034          162,618
Sons of Gwalia Ltd.                         20,416           70,603
Westpac Banking Corp. ADR                    3,428          145,176
-------------------------------------------------------------------
                                                            727,125
-------------------------------------------------------------------

CANADA - 0.21%
-------------------------------------------------------------------
Alcan Aluminum Ltd.                          1,921           77,877
Barrick Gold Corp.                           2,972           53,645
Genesis Microchip Inc.(1)                      580           13,624
Inco Ltd.(1)                                 2,352           43,818
Nortel Networks Corp.                       15,143           76,775
-------------------------------------------------------------------
                                                            265,739
-------------------------------------------------------------------

DENMARK - 0.53%
-------------------------------------------------------------------
Novo-Nordisk A/S ADR                        13,967          545,411
TDC A/S ADR                                  6,983          109,633
-------------------------------------------------------------------
                                                            655,044
-------------------------------------------------------------------

FINLAND - 0.38%
-------------------------------------------------------------------
Comptel OYJ                                 25,972           63,354
Nokia OYJ ADR                                9,483          196,962
Outokumpu OYJ                                1,044           12,191
Rautaruukki OYJ                             14,863           57,854
Stora Enso OYJ - R Shares                      806           10,458
TietoEnator OYJ                                808           20,548
Uponor OYJ                                   5,616          100,557
-------------------------------------------------------------------
                                                            461,924
-------------------------------------------------------------------

FRANCE - 1.42%
-------------------------------------------------------------------
Alcatel SA ADR                               8,456          115,763
Aventis SA ADR                               5,088          377,275
AXA-UAP ADR                                  9,535          175,825
BNP Paribas SA                                 994           48,192
France Telecom SA ADR                        1,356           35,527
LVMH Moet-Hennessy Louis Vuitton
   ADR                                      10,695          100,105
Societe Generale "A"                           745           44,079
STMicroelectronics NV                        1,504           44,584
Total Fina SA ADR                           10,528          774,334
Total Fina SA Warrants (Expires
   08/08/03)                                    81            2,147
Vivendi Universal SA ADR                     1,492           57,740
-------------------------------------------------------------------
                                                          1,775,571
-------------------------------------------------------------------

GERMANY - 0.64%
-------------------------------------------------------------------
Bayer AG                                       314           10,009
DaimlerChrysler AG                           8,523          339,897
Deutsche Bank AG                               748           43,933
Deutsche Telekom AG ADR                      8,004          112,776
E.On AG                                      1,118           54,901
RWE AG                                       1,286           46,198
SAP AG ADR                                   2,437           83,272
Siemens AG                                   1,659           97,152
-------------------------------------------------------------------
                                                            788,138
-------------------------------------------------------------------

HONG KONG - 0.21%
-------------------------------------------------------------------
Bank of East Asia Ltd.                      25,200           47,982
Cheung Kong (Holdings) Ltd.                  1,000            8,334
CLP Holdings Ltd.                            7,000           28,182
Hang Seng Bank Ltd.                            900            9,866
Hong Kong & China Gas Co. Ltd.              43,000           60,096
Hongkong Electric Holdings Ltd.              7,500           28,080
Sun Hung Kai Properties Ltd.                 1,000            7,148
Swire Pacific Ltd.  "A"                      7,500           40,773
Wharf Holdings Ltd.                         11,000           24,188
-------------------------------------------------------------------
                                                           254,649
-------------------------------------------------------------------

IRELAND - 0.20%
-------------------------------------------------------------------
Allied Irish Banks PLC ADR                  11,399          252,602
-------------------------------------------------------------------
                                                            252,602
-------------------------------------------------------------------

ITALY - 0.43%
-------------------------------------------------------------------
Assicurazioni Generali SpA                     370            9,163
Autostrade SpA                               6,777           49,359
Benetton Group SpA ADR                       4,882          118,633
ENI-Ente Nazionale Idrocarburi SpA
   ADR                                       1,560          108,404
Fiat SpA ADR                                 4,478           56,288
IntesaBci SpA                               14,435           33,588
San Paolo-IMI SpA ADR                        5,997          120,840
Seat-Pagine Gialle SpA(1)                   41,059           31,112
-------------------------------------------------------------------
                                                            527,387
-------------------------------------------------------------------

JAPAN - 2.66%
-------------------------------------------------------------------
Canon Inc. ADR                               3,272          113,342
Daiwa Securities Group Inc.                 11,000           66,662
Fuji Photo Film Co. Ltd. ADR                 2,462           78,587
Hitachi Ltd. ADR                             1,460           91,265
Honda Motor Company Ltd. ADR                 6,620          131,804
Ito-Yokado Co. Ltd. ADR                      3,001          118,690
Japan Air Lines ADR                         19,081          101,129
Kirin Brewery Co. Ltd. ADR                   2,412          154,416
Kubota Corp. ADR                             2,782          153,706
Kyocera Corp. ADR                            1,046           62,237
Makita Corp. ADR                             3,040           18,240
Matsushita Electric Industrial Co. Ltd.
   ADR                                       7,599           91,644
Mitsubishi Corp. ADR                         8,741          121,063
Mitsui & Co. ADR                             1,172          128,920
Murata Manufacturing Co. Ltd.                1,000           62,171

LIFEPATH 2010 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                    Shares            Value
-------------------------------------------------------------------

JAPAN (Continued)
-------------------------------------------------------------------
NEC Corp. ADR                               11,218       $   81,331
Nikko Cordial Corp.                         11,000           42,331
Nintendo Co. Ltd.                              300           44,252
Nippon Steel Corp.                          31,000           46,792
Nippon Telegraph & Telephone Corp.
   ADR                                       6,022           96,412
Nissan Motor Co. Ltd. ADR                   10,428          133,791
Nomura Holdings Inc.                         6,000           68,597
NTT DoCoMo Inc.                                  7           72,707
Pioneer Corp. ADR                            4,237           80,461
Ricoh Corp. Ltd. ADR                         1,292          113,696
Rohm Co. Ltd.                                  600           86,755
Secom Co. Ltd.                               2,000           88,922
Seven-Eleven Japan Co. Ltd.                  1,000           30,712
Shin-Etsu Chemical Co. Ltd.                  1,300           49,348
Sony Corp. ADR                               1,998           92,308
Sumitomo Mitsui Banking Corp.                9,000           33,357
Takeda Chemical Industries Ltd.              1,000           40,575
Takefuji Corp.                                 490           29,841
Tokio Marine and Fire Insurance Co.
   Ltd. ADR                                  6,642          237,119
Tokyo Electric Power Co. Inc. (The)          2,800           52,935
Tokyo Electron Ltd.                          1,100           71,100
Toyota Motor Corp. ADR                       4,345          223,550
UFJ Holdings Inc.(1)                            11           23,344
-------------------------------------------------------------------
                                                          3,334,112
-------------------------------------------------------------------

NETHERLANDS - 1.41%
-------------------------------------------------------------------
Abn Amro Holding NV ADR                      9,233          162,224
Aegon NV ADR                                 4,571           98,734
Akzo Nobel NV ADR                            2,640          117,295
Elsevier NV ADR                              8,240          210,120
ING Groep NV ADR                             3,618           86,000
Koninklijke Ahold NV ADR                     6,465          150,699
Koninklijke (Royal) Philips Electronics
   NV - NY Shares(1)                         4,729          122,765
Royal Dutch Petroleum Co.                    2,340          120,738
Royal Dutch Petroleum Co. - NY
   Shares                                    9,634          494,899
Unilever NV - CVA                            1,104           64,173
Unilever NV - NY Shares                      2,350          136,958
-------------------------------------------------------------------
                                                          1,764,605
-------------------------------------------------------------------

NEW ZEALAND - 0.03%
-------------------------------------------------------------------
Telecom Corp. of New Zealand Ltd.
   ADR                                       2,178           37,636
-------------------------------------------------------------------
                                                             37,636

PORTUGAL - 0.04%
-------------------------------------------------------------------
Banco Comercial Portugues ADR                2,762           47,921
-------------------------------------------------------------------
                                                             47,921
-------------------------------------------------------------------

SINGAPORE - 0.12%
-------------------------------------------------------------------
Chartered Semiconductor
   Manufacturing Ltd. ADR(1)                 1,089           24,481
Haw Par Corp. Ltd.                          48,000          108,481
United Overseas Bank Ltd.                    2,000           15,176
-------------------------------------------------------------------
                                                            148,138
-------------------------------------------------------------------

SPAIN - 0.40%
-------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria SA
   ADR                                       8,683          101,070
Banco Santander Central Hispano SA
   ADR                                      25,209          201,420
Repsol SA ADR                                5,256           64,333
Telefonica SA ADR                            3,801          133,360
-------------------------------------------------------------------
                                                            500,183
-------------------------------------------------------------------

SWEDEN - 0.40%
-------------------------------------------------------------------
Hennes & Mauritz AB  "B"                       505            8,759
Hoganas AB  "B"                              5,606           94,828
Nordea AB                                    2,015           10,495
Sapa AB                                      9,671          143,256
Securitas AB  "B"                              559           11,192
SSAB Svenskt Stal AB  "A"                    5,278           56,493
SSAB Svenskt Stal AB  "B"                    5,413           54,576
Svenska Cellulosa AB  "B"                      398           12,799
Telefonaktiebolaget LM Ericsson AB
   ADR(1)                                   23,122           97,575
-------------------------------------------------------------------
                                                            489,973
-------------------------------------------------------------------

SWITZERLAND - 0.84%
-------------------------------------------------------------------
Adecco SA ADR                                6,256           93,214
Credit Suisse Group(1)                       2,871           99,215
Lonza AG                                       362          228,321
Nestle S.A.                                    621          137,178
Novartis AG                                  3,301          125,405
Roche Holding AG - Genusschein               1,101           77,356
Sulzer Medica ADR                            3,145           24,028
Swiss Re                                       724           65,098
UBS AG - Registered(1)                       3,059          141,517
Zurich Financial Services AG                   414           80,036
-------------------------------------------------------------------
                                                          1,071,368
-------------------------------------------------------------------

UNITED KINGDOM - 3.14%
-------------------------------------------------------------------
AstraZeneca PLC ADR                          5,300          270,194
Barclays PLC ADR                             1,814          218,950
BHP Billiton PLC                            10,183           57,611
BP PLC                                      14,076          115,970
BP PLC ADR                                   4,878          241,705
British Sky Broadcasting PLC ADR             1,435           87,549
British Telecom PLC ADR(1)                   3,066          112,369
Cadbury Schweppes PLC ADR                    6,075          165,544
CGNU PLC                                     8,561           86,880
Diageo PLC ADR                               8,530          411,914
GlaxoSmithKline PLC ADR                     13,626          666,993

LIFEPATH 2010 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

                                       Shares or
Security                             Face Amount           Value
----------------------------------------------------------------

UNITED KINGDOM (Continued)
----------------------------------------------------------------
Hanson PLC ADR                             5,207     $   174,122
HBOS PLC                                  15,403         161,434
Hong Kong  & Shanghai Banking ADR          1,585          88,855
HSBC Holdings PLC                         10,564         115,425
Lloyds TSB Group PLC                      12,355         118,829
Reuters Group PLC ADR                      1,502          66,178
Royal Bank of Scotland Group PLC           6,332         155,118
Shell Transport & Trading Co. PLC         10,821          75,302
Tesco PLC                                 31,060         110,707
Unilever PLC                              13,800         114,380
Vodafone Group PLC                        17,764          33,605
Vodafone Group PLC ADR                    14,928         283,632
----------------------------------------------------------------
                                                       3,933,266
----------------------------------------------------------------

TOTAL INTERNATIONAL COMMON STOCKS
(Cost:$19,649,195)                                    17,035,381
----------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost:$77,078,103)                                    73,085,894
----------------------------------------------------------------

PREFERRED STOCKS - 0.00%

AUSTRALIA - 0.00%
----------------------------------------------------------------
News Corporation Ltd.                      1,578           8,299
----------------------------------------------------------------
                                                           8,299
TOTAL PREFERRED STOCKS
(Cost:$10,226)                                             8,299
----------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 39.99%
----------------------------------------------------------------
U.S. Treasury Bonds
   9.13%,  05/15/09                   $  200,000         224,664
   9.38%,  02/15/06                      350,000         417,908
  10.63%,  11/15/09                      300,000         351,820
  10.75%,  05/15/03                      400,000         439,563
  10.75%,  08/15/05                      900,000       1,099,898
  11.13%,  08/15/03                      200,000         224,195
  11.63%,  11/15/04                      350,000         422,748
  11.75%,  02/15/10                       50,000          61,125
  11.88%,  11/15/03                      590,000         678,546
  12.00%,  05/15/05                      450,000         562,078
  12.38%,  05/15/04                      600,000         716,742
  13.75%,  08/15/04                      280,000         348,436
U.S. Treasury Notes
   2.75%,  10/31/03                    3,550,000       3,549,585
   4.25%,  11/15/03                    1,350,000       1,382,538
   4.63%,  05/15/06                    2,600,000       2,654,844
   4.75%,  02/15/04                      550,000         568,412
   4.75%,  11/15/08                      720,000         724,528
   5.00%,  02/15/11                    1,200,000       1,209,047
   5.25%,  05/15/04                    1,900,000       1,984,461
   5.50%,  03/31/03                    1,100,000       1,138,070

Security                            Face Amount            Value
----------------------------------------------------------------
   5.50%,  05/31/03                   $  500,000     $   519,082
   5.50%,  02/15/08                      600,000         631,125
   5.50%,  05/15/09                    1,230,000       1,288,521
   5.63%,  02/15/06                    1,650,000       1,748,485
   5.63%,  05/15/08                      550,000         581,281
   5.75%,  04/30/03                      550,000         571,571
   5.75%,  08/15/03                    1,300,000       1,358,348
   5.75%,  11/15/05                    2,400,000       2,551,406
   5.75%,  08/15/10                    1,100,000       1,166,602
   5.88%,  02/15/04                    1,450,000       1,529,013
   6.00%,  08/15/04                      900,000         957,129
   6.00%,  08/15/09                    1,220,000       1,313,597
   6.13%,  08/15/07                    1,550,000       1,677,209
   6.25%,  02/15/07                    2,690,000       2,922,959
   6.50%,  05/15/05                    1,000,000       1,084,805
   6.50%,  08/15/05                    1,100,000       1,195,993
   6.50%,  10/15/06                    1,450,000       1,587,298
   6.50%,  02/15/10                      560,000         621,206
   6.63%,  05/15/07                      710,000         784,079
   6.75%,  05/15/05                    1,300,000       1,418,980
   6.88%,  05/15/06                    1,600,000       1,771,062
   7.25%,  05/15/04                      900,000         977,765
   7.50%,  02/15/05                    1,150,000       1,276,186
   7.88%,  11/15/04                    1,600,000       1,780,125
----------------------------------------------------------------

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost:$48,339,107)                                    50,073,035
----------------------------------------------------------------

SHORT TERM INSTRUMENTS - 12.05%
----------------------------------------------------------------
Barclays Global Investors Funds
   Institutional Money Market Fund,
   Institutional Shares                9,490,608       9,490,608
Dreyfus Money Market Fund                410,345         410,345
General Electric Commercial Paper
   1.77%,                 03/11/02     2,500,000       2,500,000
Goldman Sachs Financial Square
   Prime Obligation Fund                 156,412         156,412
Providian Temp Cash Money Market
   Fund                                2,527,813       2,527,813
----------------------------------------------------------------

TOTAL SHORT TERM INSTRUMENTS
(Cost:$15,085,178)                                    15,085,178
----------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES - 110.41%
(Cost:$140,512,614)                                  138,252,406
----------------------------------------------------------------
Other Assets, Less Liabilities - (10.41%)            (13,039,427)
----------------------------------------------------------------

NET ASSETS - 100.00%                            $    125,212,979
================================================================
(1) Non-income earning securities.



The accompanying notes are an integral part of these financial statements.

LIFEPATH 2020 MASTER PORTFOLIO
Schedule of Investments February 28,
2002

Security                                    Shares            Value
-------------------------------------------------------------------

COMMON STOCKS - 72.35%

U.S. COMMON STOCKS - 54.93%

ADVERTISING - 0.15%
-------------------------------------------------------------------
Interpublic Group of Companies Inc.          6,282       $  170,870
Omnicom Group Inc.                           3,190          298,393
TMP Worldwide Inc.(1)                        2,055           57,376
-------------------------------------------------------------------
                                                            526,639
-------------------------------------------------------------------

AEROSPACE / DEFENSE - 0.77%
-------------------------------------------------------------------
Boeing Co.                                  14,538          668,166
General Dynamics Corp.                       4,007          364,156
Goodrich (B.F.) Co.                          2,186           65,252
L-3 Communications Holdings Inc.(1)            400           43,940
Lockheed Martin Corp.                        7,983          450,321
Northrop Grumman Corp.                       2,060          220,502
Raytheon Co.                                 5,580          215,890
Rockwell Collins                             3,173           73,772
United Technologies Corp.                    7,699          561,642
-------------------------------------------------------------------
                                                          2,663,641
-------------------------------------------------------------------

AIRLINES - 0.17%
-------------------------------------------------------------------
AMR Corp.(1)                                 2,121           55,358
Delta Air Lines Inc.                         2,062           71,139
Northwest Airlines Corp.  "A"(1)               985           15,701
Southwest Airlines Co.                      17,852          376,856
U.S. Airways Group Inc.(1)                   1,120            5,958
UAL Corp.                                    4,215           54,036
-------------------------------------------------------------------
                                                            579,048
-------------------------------------------------------------------

APPAREL - 0.16%
-------------------------------------------------------------------
Jones Apparel Group Inc.(1)                  1,683           60,016
Liz Claiborne Inc.                           2,760           83,656
Nike Inc."B"                                 4,601          270,815
VF Corp.                                     2,881          121,146
-------------------------------------------------------------------
                                                            535,633
-------------------------------------------------------------------

AUTO MANUFACTURERS - 0.32%
-------------------------------------------------------------------
Ford Motor Company                          27,616          410,926
General Motors Corp."A"                      9,073          480,688
Navistar International Corp.                 1,394           59,273
PACCAR Inc.                                  1,911          137,458
-------------------------------------------------------------------
                                                          1,088,345
-------------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.26%
-------------------------------------------------------------------
BorgWarner Inc.                              3,700          222,555
Dana Corp.                                   4,628           86,081
Delphi Automotive Systems Corp.              8,752          139,944
Goodyear Tire & Rubber Co.                   3,498           96,195
IMPCO Technologies Inc.(1)                   1,000           10,490
Lear Corp.(1)                                1,451           64,860
Standard Motor Products Inc.                 4,502           61,047
TRW Inc.                                     2,961          148,790
Visteon Corp.                                4,536           64,320
-------------------------------------------------------------------
                                                            894,282
-------------------------------------------------------------------

BANKS - 4.21%
-------------------------------------------------------------------
ABC Bancorp                                  3,527           46,274
AmericanWest Bancorporation(1)               3,082           36,524
AmSouth Bancorp                              5,893          124,637
Associated Bancorp                           2,183           80,029
Bank of America Corp.                       24,614        1,574,065
Bank of New York Co. Inc.                   10,140          381,670
Bank One Corp.                              18,370          658,381
BB&T Corp.                                   6,348          234,939
Bostonfed Bancorp Inc.                       2,230           53,520
Bryn Mawr Bank Corp.                         1,430           45,617
Capitol Bancorp Ltd.                         2,379           36,874
Cascade Bancorp                              4,349           74,585
Cavalry Bancorp Inc.                         2,447           30,955
CB Bancshares Inc.                             831           28,753
Charter One Financial Inc.                   3,235           98,538
City National Corp.                          1,860           94,525
Civic Bancorp(1)                             1,855           37,731
CoBiz Inc.                                   2,650           37,180
Columbia Bancorp                             3,379           60,653
Comerica Inc.                                2,511          150,283
Commerce Bancshares Inc.                     2,103           87,779
Compass Bancshares Inc.                      1,473           44,116
Connecticut Bankshares Inc.                  5,262          141,548
Fifth Third Bancorp                          9,700          618,472
First Federal Bancshares of
   Arkansas                                  1,361           31,820
First M&F Corp.                              1,361           29,942
First Oak Brook Bancshares  "A"              1,630           46,944
First Place Financial Corp.                  3,634           60,542
First Security Financial Inc.                4,199           81,880
First South Bancorp Inc.                     1,430           53,797
First Tennessee National Corp.               2,899          100,015
First Virginia Banks Inc.                    1,447           76,488
FirstMerit Corp.                             1,471           40,276
FleetBoston Financial Corp.                 16,955          565,958
Fulton Financial Corp.                       2,500           58,250
GA Financial Inc.                            1,930           32,810
German American Bancorp                      1,861           29,869
Golden West Financial Corp.                  1,939          123,611
Granite State Bankshares Inc.                1,355           32,574
Greenpoint Financial Corp.                   1,025           45,100
Heritage Commerce Corp.(1)                      58              450
Heritage Financial Corp.                     5,580           69,025
Hibernia Corp.  "A"                          2,313           42,559
Horizon Financial Corp.                     33,837          438,189
Huntington Bancshares Inc.                   4,364           80,516
Interchange Financial Services
   Corp.                                     1,973           43,505
ITLA Capital Corp.(1)                        2,298           53,288
JP Morgan Chase & Co.                       30,890          903,533

LIFEPATH 2020 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                    Shares            Value
-------------------------------------------------------------------

BANKS (Continued)
-------------------------------------------------------------------
M&T Bank Corp.                               1,469      $   112,378
Main Street Bancorp Inc.                     3,153           50,889
Marshall & Ilsley Corp.                      1,884          114,905
Massbank Corp.                               1,224           50,796
Mellon Financial Corp.                       8,280          298,080
Mercantile Bankshares Corp.                  1,544           67,643
Merchants Bancshares Inc.                    1,630           41,728
National City Corp.                          7,868          224,395
National Commerce Financial
   Corp.                                     2,895           76,283
North Fork Bancorp                           3,172          109,688
Northern Trust Corp.                         4,341          234,935
Oak Hill Financial Inc.                      1,361           25,791
Ohio Valley Bancorp                          1,155           27,558
Peoples Bancorp Inc.                         2,834           58,947
PNC Financial Services Group                 1,714           94,167
Prosperity Bancshares Inc.                   3,945          114,405
Regions Financial Corp.                      3,142          102,115
SouthTrust Corp.                             4,687          118,440
Sovereign Bancorp Inc.                       3,544           44,902
State Bancorp Inc.                           2,347           40,486
State Street Corp.                           4,513          228,809
Summit Bancshares Inc.                       1,292           25,194
Sun Bancorp Inc.                             1,561           26,381
SunTrust Banks Inc.                          4,078          256,058
Synovus Financial Corp.                      4,586          134,370
TCF Financial Corp.                          1,639           84,245
Trustmark Corp.                              4,831          117,973
U.S. Bancorp                                30,330          632,381
Union Planters Corp.                         3,211          149,504
Valley National Bancorp                      5,344          185,330
VIB Corp.(1)                                 3,970           40,692
Vista Bancorp Inc.                           2,659           69,001
Wachovia Corp.                              21,486          713,980
Washington Mutual Inc.                      14,343          466,578
Wells Fargo & Company                       27,497        1,289,609
Wilmington Trust Corp.                       1,329           87,169
Yardville National Bancorp                   3,162           39,588
Zions Bancorp                                2,525          133,446
-------------------------------------------------------------------
                                                         14,507,428
-------------------------------------------------------------------

BEVERAGES - 1.32%
-------------------------------------------------------------------
Anheuser-Busch Companies Inc.               12,701          645,846
Brown-Forman Corp.  "B"                        858           58,301
Coca-Cola Co.                               45,565        2,159,325
Coca-Cola Enterprises Inc.                   7,545          131,509
Coors (Adolf) Company  "B"                     517           31,284
Pepsi Bottling Group Inc.                    3,400           84,490
PepsiAmericas Inc.                           3,257           44,686
PepsiCo Inc.                                27,291        1,378,195
-------------------------------------------------------------------
                                                          4,533,636
-------------------------------------------------------------------

BIOTECHNOLOGY - 0.78%
-------------------------------------------------------------------
Amgen Inc.(1)                               18,322        1,062,310
Applera Corp. - Celera Genomics
   Group(1)                                  2,455           49,591
Biogen Inc.(1)                               3,057          162,480
Cephalon, Inc.(1)                              400           23,320
Chiron Corp.(1)                              4,908          213,105
CuraGen Corp.(1)                             1,949           32,412
Gene Logic Inc.(1)                           2,492           40,296
Genentech Inc.(1)                            4,335          204,612
Genzyme Corp. - General Division(1)          3,071          136,291
Human Genome Sciences Inc.(1)                2,330           47,812
IDEC Pharmaceuticals Corp.(1)                3,041          191,036
Immunex Corp.(1)                            10,534          302,747
Immunomedics Inc.(1)                         1,487           24,699
Incyte Genomics Inc.(1)                      2,261           24,848
Millennium Pharmaceuticals Inc.(1)           6,143          115,366
Protein Design Labs Inc.(1)                  2,362           37,485
ViroLogic Inc.(1)                            1,658            3,896
-------------------------------------------------------------------
                                                          2,672,306
-------------------------------------------------------------------

BUILDING MATERIALS - 0.16%
-------------------------------------------------------------------
American Standard Companies
   Inc.(1)                                   1,102           71,961
Masco Corp.                                  6,673          187,311
Texas Industries Inc.                        6,000          230,100
Vulcan Materials Co.                         1,646           79,551
-------------------------------------------------------------------
                                                            568,923
-------------------------------------------------------------------

CHEMICALS - 0.87%
-------------------------------------------------------------------
Air Products & Chemicals Inc.                3,453          167,470
Ashland Inc.                                 2,233           96,890
Cabot Corp.                                  2,344           76,602
Cabot Microelectronics Corp.(1)              1,102           60,654
Crompton Corp.                               4,617           45,893
Dow Chemical Co.                            14,707          460,035
Du Pont (E.I.) de Nemours                   16,567          775,998
Eastman Chemical Co.                         1,401           61,644
Engelhard Corp.                              2,696           77,564
Great Lakes Chemical Corp.                   1,321           31,110
Hawkins Inc.                                 3,733           31,730
Hercules Inc.(1)                             3,071           38,387
IMC Global Inc.                              4,036           53,679
Landec Corp.(1)                                572            2,088
Lubrizol Corp.                               3,206          105,477
Millennium Chemicals Inc.                    3,999           54,586
PPG Industries Inc.                          2,909          149,377
Praxair Inc.                                 2,679          155,114
Rogers Corp.(1)                                500           15,500
Rohm & Haas Co. "A"                         3,636          139,659
Sherwin-Williams Co.                         3,180           84,016
Sigma-Aldrich Corp.                          2,609          118,944
Solutia Inc.                                 2,516           17,109
Valspar Corp.                                3,215          142,360

LIFEPATH 2020 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                      Shares          Value
-------------------------------------------------------------------

CHEMICALS (Continued)
-------------------------------------------------------------------
Vertex Pharmaceuticals Inc.(1)               1,555      $    33,915
-------------------------------------------------------------------
                                                          2,995,801
-------------------------------------------------------------------

COMMERCIAL SERVICES - 0.78%
-------------------------------------------------------------------
Arbitron Inc.(1)                             1,534           47,247
Block (H & R) Inc.                           3,512          177,180
Caremark Rx Inc.(1)                          3,127           54,566
Cendant Corp.(1)                            15,572          271,109
Concord EFS Inc.(1)                          8,966          269,249
Convergys Corp.(1)                           3,684          112,325
CorVel Corp.(1)                              1,282           36,986
Deluxe Corp.                                 3,402          161,255
Donnelley (R.R.) & Sons Co.                  2,943           84,199
Dun & Bradstreet Corp.(1)                    1,994           78,165
Ecolab Inc.                                  2,023           94,737
Equifax Inc.                                 3,221           96,630
First Health Group Corp.(1)                  2,180           50,096
Landauer Inc.                                3,804          141,509
Manpower Inc.                                2,076           69,608
McKesson Corp.                               5,426          191,266
Moody's Corp.                                3,399          125,763
MPS Group Inc.(1)                            3,118           20,548
Paychex Inc.                                 6,907          255,214
Plexus Corp.(1)                              1,949           41,923
Quintiles Transnational Corp.(1)             2,427           40,312
Robert Half International Inc.(1)            3,199           83,206
Scient Inc.(1)                               1,944              311
Servicemaster Co.                            4,819           65,394
Valassis Communications Inc.(1)              1,615           62,113
Viad Corp.                                   1,836           45,716
-------------------------------------------------------------------
                                                          2,676,627
-------------------------------------------------------------------

COMPUTERS - 2.81%
-------------------------------------------------------------------
Affiliated Computer Services
  Inc.  "A"(1)                               1,200           58,692
Apple Computer Inc.(1)                       6,808          147,734
Brocade Communications Systems
  Inc.(1)                                    3,798           83,442
Ceridian Corp.(1)                            2,168           40,325
Cisco Systems Inc.(1)                      116,478        1,662,141
Commerce One Inc.(1)                         1,973            3,315
Compaq Computer Corp.                       26,389          267,584
Computer Sciences Corp.(1)                   3,200          152,032
Dell Computer Corp.(1)                      44,087        1,088,508
Diebold Inc.                                 3,998          145,927
Drexler Technology Corp.(1)                    800           15,872
DST Systems Inc.(1)                          2,011           83,839
Echelon Corp.(1)                               949           15,089
Electronic Data Systems Corp.                7,144          421,710
EMC Corp.(1)                                39,415          429,623
Enterasys Networks Inc.(1)                   3,144           11,161
Entrust Inc.(1)                              1,224            5,900
Extreme Networks Inc.(1)                     1,855           11,668
Gateway Inc.(1)                              4,794           22,052
Hewlett-Packard Co.                         33,663          677,300
International Business Machines
   Corp.                                    27,400        2,688,488
Internet Security Systems Inc.(1)              681           16,147
Intraware Inc.(1)                            1,087            1,859
Juniper Networks Inc.(1)                     3,827           35,668
Lexmark International Group
  Inc.  "A"(1)                               3,096          153,902
McDATA Corp."A"(1)                           1,765           27,816
NCR Corp.(1)                                 3,307          138,233
Network Appliance Inc.(1)                    5,886           94,117
Palm Inc.(1)                                10,885           32,873
Quantum DLT & Storage Group(1)               4,047           36,018
Redback Networks Inc.(1)                     1,155            3,569
Riverstone Networks Inc.(1)                  1,613            6,162
RSA Security Inc.(1)                         1,619           15,413
SanDisk Corp.(1)                               681           10,018
Sapient Corp.(1)                             2,447           10,742
Sun Microsystems Inc.(1)                    53,279          453,404
SunGard Data Systems Inc.(1)                 3,956          122,122
Synopsys Inc.(1)                             2,181          102,725
3Com Corp.(1)                                4,489           21,546
Unisys Corp.(1)                              4,983           55,311
VeriSign Inc.(1)                             3,223           76,482
Veritas Software Corp.(1)                    6,805          241,509
-------------------------------------------------------------------
                                                          9,688,038
-------------------------------------------------------------------

COSMETICS / PERSONAL CARE - 1.02%
-------------------------------------------------------------------
Avon Products Inc.                           3,614          186,808
Colgate-Palmolive Co.                        7,946          444,817
Estee Lauder Companies Inc."A"               1,425           44,460
Gillette Co.                                16,760          573,024
International Flavors & Fragrances
  Inc.                                       1,698           58,496
Kimberly-Clark Corp.                         7,548          472,505
Procter & Gamble Co.                        20,273        1,718,948
-------------------------------------------------------------------
                                                          3,499,058
-------------------------------------------------------------------

DISTRIBUTION / WHOLESALE - 0.23%
-------------------------------------------------------------------
Costco Wholesale Corp.(1)                    8,764          361,603
Fastenal Co.                                   981           73,320
Genuine Parts Co.                            2,881          105,243
Grainger (W.W.) Inc.                         3,071          182,018
Tech Data Corp.(1)                           1,859           85,142
-------------------------------------------------------------------
                                                           807,326
-------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES - 3.44%
-------------------------------------------------------------------
American Express Co.                        20,795          757,978
Atalanta Sosnoff Capital Corp.               2,001           20,010
Bear Stearns Companies Inc.                  1,858          102,357
Capital One Financial Corp.                  3,096          152,540
Citigroup Inc.                              90,705        4,104,401
Countrywide Credit Industries Inc.           1,737           71,304

LIFEPATH 2020 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                    Shares            Value
-------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES      (Continued)
-------------------------------------------------------------------
E*TRADE Group Inc.(1)                        2,779      $    22,510
Edwards (A.G.) Inc.                          2,474          101,063
Fannie Mae                                  15,369        1,202,624
Federated Investors Inc."B"                  4,141          130,773
Franklin Resources Inc.                      4,944          202,012
Freddie Mac                                 10,971          699,292
Goldman Sachs Group Inc. (The)               5,390          436,267
Household International Inc.                 7,733          398,249
Knight Trading Group Inc.(1)                 1,767           14,065
Legg Mason Inc.                              2,033          106,570
Lehman Brothers Holdings Inc.                3,922          221,593
MBNA Corp.                                  14,272          494,953
Merrill Lynch & Co. Inc.                    13,586          651,449
Metris Companies Inc.                        1,101           17,924
Morgan Stanley Dean Witter & Co.            19,045          935,490
Providian Financial Corp.                    4,243           16,505
Sanders Morris Harris Group Inc.(1)          4,359           23,539
Schwab (Charles) Corp.                      22,365          291,640
Stifel Financial Corp.                       4,416           52,197
Stilwell Financial Inc.                      4,059           92,586
T. Rowe Price Group Inc.                     2,650          105,496
USA Education Inc.                           2,447          226,959
Wackenhut Corp."A"(1)                        5,215          171,261
World Acceptance Corp.(1)                    3,373           23,274
-------------------------------------------------------------------
                                                         11,846,881
-------------------------------------------------------------------

ELECTRIC - 1.30%
-------------------------------------------------------------------
AES Corp.(1)                                 8,670           44,737
Ameren Corp.                                 4,163          169,597
American Electric Power Inc.                 5,863          257,093
Calpine Corp.(1)                             4,588           33,722
Cinergy Corp.                                3,545          112,731
CMS Energy Corp.                             1,837           40,047
Consolidated Edison Inc.                     6,173          251,858
Constellation Energy Group Inc.              2,397           69,225
Dominion Resources Inc.                      3,983          232,129
DQE Inc.                                     3,600           73,800
DTE Energy Co.                               3,998          165,597
Duke Energy Corp.                           13,351          471,290
Edison International(1)                      6,110           96,538
Entergy Corp.                                4,662          192,447
Exelon Corp.                                 5,910          291,245
FirstEnergy Corp.                            6,156          225,310
FPL Group Inc.                               3,241          172,130
Mirant Corp.(1)                             10,204           88,571
NiSource Inc.                                3,149           66,098
PG&E Corp.(1)                                6,297          133,559
Pinnacle West Capital Corp.                  2,058           83,472
PPL Corp.                                    2,557           83,384
Progress Energy Inc.                         4,770          213,410
Public Service Enterprise Group
   Inc.                                      3,558          150,041
Reliant Energy Inc.                          4,513           93,870
Southern Co.                                10,521          267,233
TXU Corp.                                    4,604          234,205
Unitil Corp.                                 2,035           52,299
Xcel Energy Inc.                             5,234          123,784
-------------------------------------------------------------------
                                                          4,489,422
-------------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT - 0.16%
-------------------------------------------------------------------
American Power Conversion
   Corp.(1)                                  4,405           57,661
Emerson Electric Co.                         6,120          352,451
Evercel Inc.(1)                                 58               92
Molex Inc.                                   4,412          130,595
Power-One Inc.(1)                            1,430           10,053
-------------------------------------------------------------------
                                                            550,852
-------------------------------------------------------------------

ELECTRONICS - 0.44%
-------------------------------------------------------------------
Agilent Technologies Inc.(1)                 8,597          267,797
Applera Corp. - Applied
   Biosystems Group                          3,239           73,201
Arrow Electronics Inc.(1)                    1,893           50,732
Badger Meter Inc.                            1,915           48,373
Jabil Circuit Inc.(1)                        4,030           75,159
Johnson Controls Inc.                        2,504          222,255
Millipore Corp.                              1,623           84,721
Parker Hannifin Corp.                        2,423          120,714
PerkinElmer Inc.                             2,415           55,545
Sanmina-SCI Corp.(1)                         9,543           96,861
Solectron Corp.(1)                          12,777          105,666
Symbol Technologies Inc.                     4,272           36,867
Tektronix Inc.(1)                            2,909           69,554
Thermo Electron Corp.(1)                     3,496           71,144
Vishay Intertechnology Inc.(1)               2,514           44,523
Waters Corp.(1)                              2,438           76,187
-------------------------------------------------------------------
                                                          1,499,299
-------------------------------------------------------------------

ENGINEERING & CONSTRUCTION - 0.02%
-------------------------------------------------------------------
Fluor Corp.                                  1,858           70,437
UNIFAB International Inc.(1)                 2,916              671
Washington Group Warrants
   (Expires 03/11/03)(1)                        27                4
-------------------------------------------------------------------
                                                             71,112
-------------------------------------------------------------------

ENTERTAINMENT - 0.05%
-------------------------------------------------------------------

International Game Technology
   Inc.(1)                                   2,154          145,438
International Speedway Corp.  "A"              900           39,546
-------------------------------------------------------------------
                                                            184,984
-------------------------------------------------------------------

ENVIRONMENTAL CONTROL - 0.09%
-------------------------------------------------------------------
Allied Waste Industries Inc.(1)              4,097           53,466
Waste Management Inc.                        9,681          254,707
-------------------------------------------------------------------
                                                            308,173
-------------------------------------------------------------------

LIFEPATH 2020 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                    Shares            Value
-------------------------------------------------------------------

FOOD - 1.06%
-------------------------------------------------------------------
Albertson's Inc.                             6,979        $ 211,185
Archer-Daniels-Midland Co.                  11,294          156,422
Campbell Soup Co.                            7,193          192,341
ConAgra Foods Inc.                           9,102          213,078
Flowers Foods Inc.(1)                        1,783           44,147
General Mills Inc.                           4,856          224,493
Heinz (H.J.) Co.                             5,288          215,592
Hershey Foods Corp.                          2,126          150,202
Hormel Foods Corp.                           2,904           79,482
Kellogg Co.                                  7,232          249,866
Kroger Co.(1)                               13,245          293,377
McCormick & Co. Inc.                         2,508          122,892
Safeway Inc.(1)                              8,615          370,273
Sara Lee Corp.                              13,365          279,596
SUPERVALU Inc.                               3,633           94,276
Sysco Corp.                                 11,002          325,329
Tyson Foods Inc.  "A"                        2,009           26,097
Whole Foods Market Inc.(1)                   2,099           93,301
Winn-Dixie Stores Inc.                       3,564           59,697
Wrigley (William Jr.) Co.                    4,312          241,644
-------------------------------------------------------------------
                                                          3,643,290
-------------------------------------------------------------------

FOREST PRODUCTS & PAPER - 0.35%
-------------------------------------------------------------------
Boise Cascade Corp.                          5,300          190,535
Bowater Inc.                                 2,527          130,267
Georgia-Pacific Corp.                        3,534           90,647
International Paper Co.                      7,029          307,519
MeadWestvaco Corp.                           4,435          154,072
Plum Creek Timber Co. Inc.                   2,285           70,721
Temple-Inland Inc.                             864           48,116
Weyerhaeuser Co.                             3,427          211,857
-------------------------------------------------------------------
                                                          1,203,734
-------------------------------------------------------------------

GAS - 0.04%
-------------------------------------------------------------------
EnergySouth Inc.                             1,698           45,167
Sempra Energy                                3,495           78,008
-------------------------------------------------------------------
                                                            123,175
-------------------------------------------------------------------

HAND / MACHINE TOOLS - 0.07%
-------------------------------------------------------------------

Black & Decker Corp.                         1,214           58,879
SPX Corp.(1)                                   844          106,774
Stanley Works (The)                          1,649           83,159
-------------------------------------------------------------------
                                                            248,812
-------------------------------------------------------------------

HEALTH CARE - 2.30%
-------------------------------------------------------------------
Aetna Inc.                                   1,846           64,721
American Retirement Corp.(1)                 2,116            2,539
Apogent Technologies Inc.(1)                 3,790           90,998
Bard (C.R.) Inc.                             1,274           69,306
Bausch & Lomb Inc.                           1,355           51,463
Baxter International Inc.                    9,784          542,816
Beckman Coulter Inc.                         2,467          117,602
Becton Dickinson & Co.                       4,672          171,416
Biomet Inc.                                  4,953          151,364
Boston Scientific Corp.(1)                   6,273          140,264
Cyber-Care Inc.(1)                           1,601              704
Endocardial Solutions Inc.(1)                  572            3,832
Enzon Inc.(1)                                1,624           71,294
Guidant Corp.(1)                             5,688          236,052
HCA - The Healthcare Company                 9,499          386,894
Health Management Associates
   Inc. "A"(1)                               3,470           61,246
Health Net Inc.(1)                           2,517           61,012
Healthsouth Corp.(1)                         6,290           74,914
Healthtronics Inc.(1)                           58              498
Humana Inc.(1)                               3,390           44,409
Johnson & Johnson                           48,653        2,962,968
LCA-Vision Inc.(1)                          10,281           14,522
Manor Care Inc.(1)                           2,813           52,744
Medtronic Inc.                              20,507          913,382
Oxford Health Plans Inc.(1)                  2,198           79,897
Quest Diagnostics Inc.(1)                    1,456          103,245
St. Jude Medical Inc.(1)                     1,778          139,217
Stryker Corp.                                3,953          243,109
Tenet Healthcare Corp.(1)                    5,427          313,409
UnitedHealth Group Inc.                      5,255          380,935
Universal Health Services
   Inc. "B"(1)                               1,425           54,848
Viasys Healthcare Inc.(1)                      481           10,568
Wellpoint Health Networks Inc.(1)            1,127          137,066
Zimmer Holdings Inc.(1)                      4,422          158,131
-------------------------------------------------------------------
                                                          7,907,385
-------------------------------------------------------------------

HOLDING COMPANIES-DIVERSIFIED - 0.28%
-------------------------------------------------------------------
Berkshire Hathaway Inc. "A"(1)                  13          949,000
-------------------------------------------------------------------
                                                            949,000
-------------------------------------------------------------------

HOME BUILDERS - 0.10%
-------------------------------------------------------------------
Clayton Homes Inc.                           5,250           79,800
Pulte Corp.                                  5,282          274,347
-------------------------------------------------------------------
                                                            354,147
-------------------------------------------------------------------

HOME FURNISHINGS - 0.12%
-------------------------------------------------------------------
Ethan Allen Interiors Inc.                   1,630           66,064
Leggett & Platt Inc.                         4,650          119,272
Maytag Corp.                                 2,009           80,219
Polycom Inc.(1)                              2,161           52,599
Whirlpool Corp.                              1,089           81,784
-------------------------------------------------------------------
                                                            399,938
-------------------------------------------------------------------

HOUSEHOLD PRODUCTS / WARES - 0.17%
-------------------------------------------------------------------
Avery Dennison Corp.                         2,082          133,248
Clorox Co.                                   3,947          172,839
Fortune Brands Inc.                          2,106           95,823

LIFEPATH 2020 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                           Shares            Value
-------------------------------------------------------------------

HOUSEHOLD PRODUCTS / WARES (Continued)
-------------------------------------------------------------------
Newell Rubbermaid Inc.                       4,598        $ 143,136
Tupperware Corp.                             2,725           54,990
-------------------------------------------------------------------
                                                            600,036
-------------------------------------------------------------------

INSURANCE - 2.43%
-------------------------------------------------------------------
ACE Ltd.                                       100            4,390
AFLAC Inc.                                   7,732          198,712
Allmerica Financial Corp.                      877           38,132
Allstate Corp.                              10,931          382,804
Ambac Financial Group Inc.                   1,646          102,134
American International Group Inc.           46,925        3,471,042
American National Insurance Co.                949           84,660
AON Corp.                                    4,370          151,316
Ceres Group Inc.(1)                          2,916           10,906
Chubb Corp.                                  2,360          177,330
CIGNA Corp.                                  2,400          215,280
Cincinnati Financial Corp.                   4,379          176,080
CNA Financial Corp.(1)                       2,084           60,457
Conseco Inc.(1)                              5,852           21,945
Hancock (John) Financial Services
   Inc.                                      4,716          181,142
Hartford Financial Services Group
   Inc.                                      4,230          283,410
Jefferson-Pilot Corp.                        2,857          144,478
Lincoln National Corp.                       3,360          172,066
Loews Corp.                                  3,030          176,740
Marsh & McLennan Companies
   Inc.                                      4,662          492,074
MBIA Inc.                                    2,146          125,434
MetLife Inc.                                11,256          358,841
MGIC Investment Corp.                        1,736          116,520
Old Republic International Corp.             1,992           63,664
PMI Group Inc. (The)                         1,393           98,694
Progressive Corp.                            1,312          204,410
Protective Life Corp.                        1,219           37,862
Radian Group Inc.                              991           46,250
SAFECO Corp.                                 2,960          100,492
St. Paul Companies Inc.                      3,829          187,238
Stewart Information Services
   Corp.(1)                                  2,567           43,639
Torchmark Corp.                              2,010           80,782
Unitrin Inc.                                 1,388           54,798
UNUMProvident Corp.                          3,736          105,804
XL Capital Ltd.  "A"                         2,000          190,520
-------------------------------------------------------------------
                                                          8,360,046
-------------------------------------------------------------------

IRON / STEEL - 0.08%
-------------------------------------------------------------------
Allegheny Technologies Inc.                  3,299           51,497
Nucor Corp.                                  1,453           82,094
United States Steel Corp.                    7,493          132,776
-------------------------------------------------------------------
                                                            266,367
-------------------------------------------------------------------

LEISURE TIME - 0.22%
-------------------------------------------------------------------
Callaway Golf Co.                           2,525            46,990
Carnival Corp.  "A"                          9,470          258,436
Harley-Davidson Inc.                         5,395          276,548
Royal Caribbean Cruises Ltd.                 2,173           40,157
Sabre Holdings Corp.(1)                      2,877          126,617
-------------------------------------------------------------------
                                                            748,748
-------------------------------------------------------------------

LODGING - 0.21%
-------------------------------------------------------------------
Harrah's Entertainment Inc.(1)               1,928           77,968
Hilton Hotels Corp.                          7,529           96,823
Mandalay Resort Group Inc.(1)                5,936          173,925
Marriott International Inc.  "A"             4,573          180,496
Park Place Entertainment Corp.(1)            3,694           36,090
Starwood Hotels & Resorts
   Worldwide Inc.                            3,965          142,740
-------------------------------------------------------------------
                                                            708,042
-------------------------------------------------------------------

MACHINERY - 0.26%
-------------------------------------------------------------------
AGCO Corp.(1)                                1,591           35,734
Caterpillar Inc.                             5,062          280,992
Deere & Co.                                  3,513          168,378
Dover Corp.                                  4,177          165,284
Hardinge Inc.                                1,904           19,611
Ingersoll-Rand Co. "A"                       2,997          149,850
Kadant Inc.(1)                               1,301           16,913
Rockwell International Corp.                 3,173           62,667
-------------------------------------------------------------------
                                                            899,429
-------------------------------------------------------------------

MANUFACTURERS - 2.89%
-------------------------------------------------------------------
Cooper Industries Inc.                       1,849           65,362
Crane Co.                                    1,422           34,739
Danaher Corp.                                3,243          218,027
Eastman Kodak Co.                            4,994          157,311
FMC Corp.(1)                                   748           28,237
General Electric Co.                       170,472        6,563,172
Honeywell International Inc.                13,759          524,493
Illinois Tool Works Inc.                     5,390          396,488
ITT Industries Inc.                          3,259          192,281
Minnesota Mining &
   Manufacturing Co.                         5,824          686,824
Pall Corp.                                   2,621           51,162
Textron Inc.                                 2,974          141,354
Tyco International Ltd.                     31,027          902,886
-------------------------------------------------------------------
                                                          9,962,336
-------------------------------------------------------------------

MEDIA - 2.33%
-------------------------------------------------------------------
Adelphia Communications
   Corp. "A"(1)                              3,587           78,735
AOL Time Warner Inc.(1)                     75,616        1,875,277
Belo (A.H.) Corp.                            3,689           80,974
Cablevision Systems Corp.(1)                 2,592           93,053

LIFEPATH 2020 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                 Shares      Value
-------------------------------------------------------------------

MEDIA (Continued)
-------------------------------------------------------------------
Clear Channel Communications
   Inc.(1)                                  11,474       $  534,918
Comcast Corp. "A"(1)                        18,843          638,212
Dow Jones & Co. Inc.                         2,184          121,889
Gannett Co. Inc.                             5,140          391,565
Gemstar-TV Guide International
   Inc.(1)                                   4,345           79,470
Gray Communications Systems
   Inc. "B"                                  3,767           41,814
Hispanic Broadcasting Corp.(1)               4,857          126,622
Knight Ridder Inc.                           2,255          151,987
Liberty Media Corp. "A"(1)                  30,400          389,120
McGraw-Hill Companies Inc.                   3,742          246,224
New York Times Co. "A"                       3,505          153,869
Readers Digest Association Inc.
   (The) "A"                                 2,477           51,720
Tribune Co.                                  6,915          296,100
UnitedGlobalCom Inc. "A"(1)                  1,561            6,244
Univision Communications Inc.(1)             3,591          148,093
USA Networks Inc.(1)                         3,472          102,632
Viacom Inc. "B"(1)                          30,261        1,408,650
Walt Disney Co. (The)                       34,274          788,302
Washington Post Company
   (The)  "B"                                  351          200,695
Young Broadcasting Inc. "A"(1)                 800           19,504
-------------------------------------------------------------------
                                                          8,025,669
-------------------------------------------------------------------

METAL FABRICATE / HARDWARE - 0.01%
-------------------------------------------------------------------
Precision Castparts Corp.                    1,597           51,503
-------------------------------------------------------------------
                                                             51,503
-------------------------------------------------------------------

MINING - 0.21%
-------------------------------------------------------------------

Alcoa Inc.                                  13,981          525,266
Arch Coal Inc.                               2,041           37,044
Newmont Mining Corp.                         4,424          106,695
Phelps Dodge Corp.                           1,413           53,567
-------------------------------------------------------------------
                                                            722,572
-------------------------------------------------------------------

OFFICE / BUSINESS EQUIPMENT - 0.15%
-------------------------------------------------------------------
Herman Miller Inc.                           1,890           43,961
HON Industries Inc.                          2,309           62,597
Imagistics International Inc.(1)               517            8,117
Pitney Bowes Inc.                            6,472          270,012
Xerox Corp.(1)                              13,334          129,473
-------------------------------------------------------------------
                                                            514,160
-------------------------------------------------------------------

OIL & GAS PRODUCERS - 2.73%
-------------------------------------------------------------------
Anadarko Petroleum Corp.                     3,954          206,003
Apache Corp.                                 2,236          117,949
Burlington Resources Inc.                    2,812          105,675
ChevronTexaco Corp.                         16,808        1,419,268
Conoco Inc.                                  9,041          250,074
Devon Energy Corp.                           2,260           98,717
Diamond Offshore Drilling Inc.                 729           21,119
ENSCO International Inc.                     1,709           43,528
EOG Resources Inc.                           2,778           97,758
Exxon Mobil Corp.                          112,244        4,635,677
Kerr-McGee Corp.                             1,060           58,607
Kinder Morgan Inc.                           2,644          108,404
Marathon Oil Corp.                           5,662          155,705
Murphy Oil Corp.                             2,954          254,576
Nabors Industries Inc.(1)                    3,116          110,525
Newfield Exploration Co.(1)                  4,700          170,563
Noble Affiliates Inc.                        2,124           76,889
Noble Drilling Corp.(1)                      2,079           73,243
Occidental Petroleum Corp.                   6,018          161,523
Ocean Energy Inc.                            8,386          153,044
Phillips Petroleum Co.                       3,892          230,056
Pioneer Natural Resources Co.(1)             4,044           80,152
Rowan Companies Inc.(1)                      9,329          173,986
Sunoco Inc.                                  5,615          216,290
Transocean Sedco Forex Inc.                  4,698          131,591
Unocal Corp.                                 3,550          127,551
WD-40 Company                                3,862          107,788
-------------------------------------------------------------------
                                                          9,386,261
-------------------------------------------------------------------

OIL & GAS SERVICES - 0.44%
-------------------------------------------------------------------
Baker Hughes Inc.                            4,604          162,567
BJ Services Co.(1)                           1,957           64,875
Cooper Cameron Corp.(1)                        847           38,030
FMC Technologies Inc.(1)                     1,286           23,932
GlobalSantaFe Corp.                          5,960          164,794
Grant Prideco Inc.(1)                       11,127          139,199
Halliburton Co.                              6,045           99,501
OSCA Inc.(1)                                 4,873          135,469
Schlumberger Ltd.                            9,044          526,451
Smith International Inc.(1)                    639           41,311
Tidewater Inc.                                 769           29,976
Varco International Inc.(1)                  1,782           28,512
Weatherford International Inc.(1)            1,310           60,391
-------------------------------------------------------------------
                                                          1,515,008
-------------------------------------------------------------------

PACKAGING & CONTAINERS - 0.04%
-------------------------------------------------------------------
Sealed Air Corp.(1)                          1,917           86,227
Smurfit-Stone Container Corp.(1)             3,669           59,841
-------------------------------------------------------------------
                                                            146,068
-------------------------------------------------------------------

PHARMACEUTICALS - 4.61%
-------------------------------------------------------------------
Abbott Laboratories                         24,628        1,392,713
Abgenix Inc.(1)                              2,592           46,786
Allergan Inc.                                2,623          170,075
American Home Products Corp.                21,394        1,359,589
Bristol-Myers Squibb Co.                    31,029        1,458,363
Cardinal Health Inc.                         7,991          528,125
Celgene Corp.(1)                             2,187           57,059

LIFEPATH 2020 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                     Shares         Value
-------------------------------------------------------------------

PHARMACEUTICALS (Continued)
-------------------------------------------------------------------
DENTSPLY International Inc.                  3,621      $   120,109
Forest Laboratories Inc. "A"(1)              3,182          253,033
Gilead Sciences Inc.(1)                      2,261          159,310
ICN Pharmaceuticals Inc.                     2,039           56,786
ImClone Systems Inc.(1)                      1,850           41,458
IVAX Corp.(1)                                2,933           49,861
King Pharmaceuticals Inc.(1)                 4,856          150,827
Lilly (Eli) and Co.                         17,452        1,321,640
Medarex Inc.(1)                              1,924           29,110
MedImmune Inc.(1)                            5,173          213,283
Merck & Co. Inc.                            37,586        2,305,149
Mylan Laboratories Inc.                      2,774           84,274
Omnicare Inc.                                2,216           46,868
Pfizer Inc.                                101,910        4,174,234
Pharmacia Corporation                       21,564          885,202
Schering-Plough Corp.                       23,484          809,963
Sepracor Inc.(1)                             1,787           76,877
Watson Pharmaceuticals Inc.(1)               2,401           70,301
-------------------------------------------------------------------
                                                         15,860,995
-------------------------------------------------------------------

PIPELINES - 0.17%
-------------------------------------------------------------------
Dynegy Inc."A"                               4,759          121,688
El Paso Corp.                                7,255          283,525
Questar Corp.                                1,801           40,216
Williams Companies Inc.                      8,243          127,354
-------------------------------------------------------------------
                                                            572,783
-------------------------------------------------------------------

PUBLISHING - 0.00%
-------------------------------------------------------------------
Golden Books Family
  Entertainment
  Inc. Warrants
  (Expires 01/27/03)                            2                --
-------------------------------------------------------------------
                                                                 --
-------------------------------------------------------------------

REAL ESTATE - 0.17%
-------------------------------------------------------------------
Annaly Mortgage Management
  Inc.                                      14,626          238,404
Catellus Development Corp.(1)                3,931           74,296
LNR Property Corp.                           7,900          261,490
-------------------------------------------------------------------
                                                            574,190
-------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 0.57%
-------------------------------------------------------------------
Apartment Investment &
  Management Co."A"                          6,443          291,095
Archstone-Smith Trust                        6,447          166,848
AvalonBay Communities Inc.                   4,265          196,787
Capital Automotive REIT                        115            2,469
Capstead Mortgage Corp.                      1,700           28,985
Duke-Weeks Realty Corp.                      7,976          189,829
Equity Office Properties Trust              10,861          311,711
Equity Residential Properties Trust          8,896          239,747
Host Marriott Corp.                         12,070          130,356
Simon Property Group Inc.                    5,347          164,581
Vornado Realty Trust                         5,964          249,295
-------------------------------------------------------------------
                                                          1,971,703
-------------------------------------------------------------------

RETAIL - 3.89%
-------------------------------------------------------------------
Amazon.com Inc.(1)                           3,446           48,589
AutoNation Inc.(1)                           6,891           86,069
AutoZone Inc.(1)                             2,562          170,014
Bed Bath & Beyond Inc.(1)                    4,658          155,577
Best Buy Co. Inc.(1)                         3,558          239,809
BJ's Wholesale Club Inc.(1)                  1,514           62,301
Brinker International Inc.(1)                2,350           80,699
Cash American Investments Inc.               8,018           63,342
CDW Computer Centers Inc.(1)                 1,849           97,627
Circuit City Stores Inc.                     4,386           78,422
CVS Corp.                                    6,227          170,122
Darden Restaurants Inc.                      4,130          174,616
Dollar General Corp.                         5,017           74,001
Dollar Tree Stores Inc.(1)                   1,947           62,382
eBay Inc.(1)                                 2,973          154,745
Edison Brothers Stores Warrants
  (Expires 09/26/05)(1)                         16               --
Family Dollar Stores Inc.                    4,806          157,829
Federated Department Stores
  Inc.(1)                                    3,379          141,614
Gap Inc. (The)                              13,912          166,527
Golden State Bancorp Inc.(1)                   800              968
Home Depot Inc.                             36,832        1,841,600
Intimate Brands Inc.                         1,835           35,471
Kohls Corp.(1)                               6,429          435,050
Limited Inc.                                 7,197          129,618
Lowe's Companies Inc.                       11,914          539,108
May Department Stores Co.                    5,349          195,987
McDonald's Corp.                            22,181          578,924
Nordstrom Inc.                               3,231           82,261
Office Depot Inc.(1)                         5,141           97,730
Outback Steakhouse Inc.(1)                   1,644           58,625
Payless Shoesource Inc.(1)                     825           49,038
Penney (J.C.) Company Inc.                   6,106          119,311
Pier 1 Imports Inc.                          2,607           52,062
RadioShack Corp.                             3,284           90,113
Rite Aid Corp.(1)                            6,347           21,199
Ross Stores Inc.                             2,190           78,971
Saks Inc.(1)                                 3,726           42,849
Sears, Roebuck and Co.                       4,826          253,751
Staples Inc.(1)                              7,389          145,342
Starbucks Corp.(1)                           5,669          130,444
Target Corp.                                13,984          585,930
Tiffany & Co.                                2,695           88,423
TJX Companies Inc.                           4,704          178,611
Toys R Us Inc.(1)                            3,822           68,070
Tractor Supply Co.(1)                          500           21,655
Tricon Global Restaurants Inc.(1)            2,690          159,060
Walgreen Co.                                16,715          672,612
Wal-Mart Stores Inc.                        69,862        4,332,143

LIFEPATH 2020 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                     Shares          Value
-------------------------------------------------------------------

RETAIL (Continued)
-------------------------------------------------------------------
Wendy's International Inc.                   3,632      $   112,628
-------------------------------------------------------------------
                                                         13,381,839
-------------------------------------------------------------------

SEMICONDUCTORS - 2.21%
-------------------------------------------------------------------
Advanced Micro Devices Inc.(1)               4,710           63,585
Altera Corp.(1)                              6,608          126,015
Analog Devices Inc.(1)                       6,112          227,428
Applied Materials Inc.(1)                   13,398          582,411
Applied Micro Circuits Corp.(1)              5,514           42,403
Atmel Corp.(1)                               4,651           33,627
Broadcom Corp. "A "(1)                      5,039           154,445
Conexant Systems Inc.(1)                     5,681           58,173
Cree Inc.(1)                                 1,824           25,664
Cypress Semiconductor Corp.(1)               2,127           42,221
Integrated Device Technology
   Inc.(1)                                   2,318           59,271
Intel Corp.                                106,617        3,043,915
International Rectifier Corp.(1)             1,442           52,950
Intersil Corp.  "A "(1)                        400           11,096
KLA-Tencor Corp.(1)                          3,729          215,946
Lam Research Corp.(1)                        3,438           74,398
Lattice Semiconductor Corp.(1)               2,510           43,122
Linear Technology Corp.                      5,953          219,249
LSI Logic Corp.(1)                           5,550           83,195
Maxim Integrated Products Inc.(1)            6,195          283,483
Microchip Technology Inc.(1)                 2,577           88,082
Micron Technology Inc.(1)                    9,885          317,803
Mykrolis Corp.(1)                            1,098           11,644
National Semiconductor Corp.(1)              3,004           75,551
Novellus Systems Inc.(1)                     3,290          140,121
NVIDIA Corp.(1)                              2,510          128,035
PMC-Sierra Inc.(1)                           3,300           48,213
QLogic Corp.(1)                              1,883           70,142
Rambus Inc.(1)                               1,259            8,624
Teradyne Inc.(1)                             3,320          111,253
Texas Instruments Inc.                      29,447          864,269
TranSwitch Corp.(1)                          1,561            4,480
TriQuint Semiconductor Inc.(1)               2,598           23,512
Varian Semiconductor Equipment
   Associates Inc.(1)                        1,367           46,505
Vitesse Semiconductor Corp.(1)               4,020           28,220
Xilinx Inc.(1)                               5,507          197,811
-------------------------------------------------------------------
                                                          7,606,862
-------------------------------------------------------------------

SOFTWARE - 3.05%
-------------------------------------------------------------------
Adobe Systems Inc.                           4,103          149,267
Akamai Technologies Inc.(1)                    612            1,903
Ariba Inc.(1)                                2,516           11,146
Autodesk Inc.                                2,242           99,029
Automatic Data Processing Inc.              10,766          567,476
BEA Systems Inc.(1)                          5,308           67,465
BMC Software Inc.(1)                         5,110           82,016
BroadVision Inc.(1)                          4,108            7,846
Cadence Design Systems Inc.(1)               5,185          109,663
Certegy Inc.(1)                              1,660           61,669
CheckFree Corp.(1)                           1,549           21,609
ChoicePoint Inc.(1)                          1,774           94,377
Citrix Systems Inc.(1)                       3,559           53,990
CMGI Inc.(1)                                 2,573            3,782
Computer Associates International
   Inc.                                     11,039          179,715
Compuware Corp.(1)                           6,074           69,304
DoubleClick Inc.(1)                          2,130           22,940
eFunds Corp.(1)                              1,862           32,548
Electronic Arts Inc.(1)                      2,501          134,604
First Data Corp.                             6,359          518,386
Fiserv Inc.(1)                               3,397          145,188
i2 Technologies Inc.(1)                      3,689           20,105
IMS Health Inc.                              5,314          106,280
InfoSpace Inc.(1)                            3,487            4,707
Inktomi Corp.(1)                             1,630            7,123
Intuit Inc.(1)                               4,883          185,017
Macromedia Inc.(1)                             763           13,353
Mercury Interactive Corp.(1)                 2,061           69,827
Micromuse Inc.(1)                            1,824           16,525
Microsoft Corp.(1)                          86,048        5,020,040
Network Associates Inc.(1)                   3,282           77,849
Novell Inc.(1)                               5,988           24,491
Openwave Systems Inc.(1)                     2,742           15,328
Oracle Corp.(1)                             92,681        1,540,358
Parametric Technology Corp.(1)               4,601           33,863
PeopleSoft Inc.(1)                           5,199          151,135
Peregrine Systems Inc.(1)                    3,504           31,536
Rational Software Corp.(1)                   3,828           71,048
RealNetworks Inc.(1)                         1,767            9,630
Reynolds & Reynolds Co."A"                   3,434          100,788
Siebel Systems Inc.(1)                       7,841          217,666
Sybase Inc.(1)                               2,463           41,551
Symantec Corp.(1)                            3,598          129,744
TIBCO Software Inc.(1)                       2,424           25,573
VA Linux Systems Inc.(1)                       515              901
Vignette Corp.(1)                            2,001            5,603
webMethods Inc.(1)                             701           12,057
Yahoo! Inc.(1)                               9,834          142,200
-------------------------------------------------------------------
                                                         10,508,221
-------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT - 0.53%
-------------------------------------------------------------------
ADC Telecommunications Inc.(1)              11,744           42,278
Advanced Fibre Communications
   Inc.(1)                                   1,645           26,731
American Tower Corp.(1)                      4,726           22,874
Andrew Corp.(1)                              2,269           38,142
Avaya Inc.(1)                                6,295           33,678
CIENA Corp.(1)                               5,522           42,851
Comverse Technology Inc.(1)                  3,074           48,108
Digital Lightwave Inc.(1)                    1,044            5,043
Harris Corp.                                 1,881           64,424
JDS Uniphase Corp.(1)                       21,928          106,351
Lucent Technologies Inc.                    53,738          300,395

LIFEPATH 2020 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                    Shares           Value
-------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT (Continued)
-------------------------------------------------------------------
Motorola Inc.                               37,246      $   484,198
Nx Networks Inc.(1)                             58               --
QUALCOMM Inc.(1)                            12,389          411,934
RF Micro Devices Inc.(1)                     3,041           47,561
Scientific-Atlanta Inc.                      3,315           74,157
Sonus Networks Inc.(1)                       2,730            7,235
Sycamore Networks Inc.(1)                    1,698            5,926
Tellabs Inc.(1)                              6,894           70,732
Terayon Communication Systems
   Inc.(1)                                     800            4,728
Williams Communications Group
   Inc.(1)                                   6,103              793
-------------------------------------------------------------------
                                                          1,838,139
-------------------------------------------------------------------

TELECOMMUNICATIONS - 1.08%
-------------------------------------------------------------------
Adelphia Business Solutions Inc.(1)          1,786              143
Allegiance Telecom Inc.(1)                   2,270            5,947
AT&T Wireless Services Inc.(1)              42,363          427,443
Broadwing Inc.(1)                            5,114           32,116
Citizen Communications Co.(1)                6,091           55,489
Corning Inc.                                15,334          103,198
Cox Communications Inc. "A"(1)               6,427          236,835
Crown Castle International Corp.(1)          2,641           16,401
EchoStar Communications Corp.(1)             4,616          120,570
Emulex Corp.(1)                              1,724           55,961
General Motors Corp.  "H"(1)                 8,386          123,694
Leap Wireless International Inc.(1)          4,046           19,057
Level 3 Communications Inc.(1)               3,988           12,044
Loral Space & Communications
   Ltd.(1)                                   3,673            7,309
McLeodUSA Inc. "A"(1)                        4,623              832
Metromedia Fiber Network
   Inc. "A"(1)                               4,039            1,252
MRV Communications Inc.(1)                   1,430            3,589
Newport Corp.                                1,212           22,919
Next Level Communications Inc.(1)            1,767            2,863
Nextel Communications Inc.  "A"(1)          14,089           70,304
NTL Inc.(1)                                  1,633              294
Powerwave Technologies Inc.(1)                 744            9,694
Qwest Communications
   International Inc.                       28,849          250,986
Sprint Corp. (PCS Group)(1)                 15,803          146,178
Verizon Communications Inc.                 42,348        1,981,886
-------------------------------------------------------------------
                                                          3,707,004
-------------------------------------------------------------------

TELEPHONE - 1.51%
-------------------------------------------------------------------
Alltel Corp.                                 5,922          329,559
AT&T Corp.                                  57,898          899,735
BellSouth Corp.                             28,086        1,088,613
CenturyTel Inc.                              3,983          132,236
SBC Communications Inc.                     53,899        2,039,538
Sprint Corp. (FON Group)                    14,723          207,447
Telephone & Data Systems Inc.                1,632          142,229
WorldCom Inc.(1)                            48,038          361,246
-------------------------------------------------------------------
                                                          5,200,603
-------------------------------------------------------------------

TEXTILES - 0.05%
-------------------------------------------------------------------
Cintas Corp.                                 3,956          175,211
-------------------------------------------------------------------
                                                            175,211
-------------------------------------------------------------------

TOBACCO - 0.61%
-------------------------------------------------------------------
Philip Morris Companies Inc.                34,095        1,795,443
R.J. Reynolds Tobacco Holdings
   Inc.                                      3,461          227,215
UST Inc.                                     2,480           86,453
-------------------------------------------------------------------
                                                          2,109,111
-------------------------------------------------------------------

TOYS/GAMES/HOBBIES - 0.05%
-------------------------------------------------------------------
Hasbro Inc.                                  3,995           57,168
Marvel Enterprises Inc."C"
   Warrants (Expires 10/02/01)(1)               66                1
Mattel Inc.                                  6,198          117,452
-------------------------------------------------------------------
                                                            174,621
-------------------------------------------------------------------

TRANSPORTATION - 0.34%
-------------------------------------------------------------------
Burlington Northern Santa Fe Corp.           5,838          169,419
CNF Transportation Inc.                      2,062           63,943
CSX Corp.                                    4,032          152,168
FedEx Corp.(1)                               5,129          296,764
Kansas City Southern Industries
   Inc.                                      4,045           58,005
Norfolk Southern Corp.                       6,812          162,057
Old Dominion Freight Line Inc.(1)            2,916           37,616
Union Pacific Corp.                          3,622          219,747
-------------------------------------------------------------------
                                                          1,159,719
-------------------------------------------------------------------

TRUCKING & LEASING - 0.02%
-------------------------------------------------------------------
GATX Corp.                                   1,859           56,923
-------------------------------------------------------------------
                                                             56,923
-------------------------------------------------------------------

WATER - 0.07%
-------------------------------------------------------------------
American Water Works Inc.                    2,741          118,165
Connecticut Water Service Inc.               2,616           73,483
Middlesex Water Co.                          2,332           53,053
-------------------------------------------------------------------
                                                            244,701
-------------------------------------------------------------------

TOTAL U.S. COMMON STOCKS
-------------------------------------------------------------------
(Cost: $226,738,197)                                    189,065,805
-------------------------------------------------------------------

LIFEPATH 2020 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                   Shares            Value
-------------------------------------------------------------------

INTERNATIONAL COMMON STOCKS - 17.42%

AUSTRALIA - 0.95%
-------------------------------------------------------------------
Coles Myer Ltd. ADR                        10,219        $  369,928
National Australia Bank ADR                11,366         1,046,809
Newcrest Mining Ltd.                       80,855           189,887
News Corporation Ltd. ADR                   8,760           224,081
Rio Tinto PLC ADR                           9,615           768,719
Westpac Banking Corp. ADR                  16,195           685,858
-------------------------------------------------------------------
                                                          3,285,282
-------------------------------------------------------------------

CANADA - 0.24%
-------------------------------------------------------------------
Alcan Aluminum Ltd.                         4,951           200,714
Barrick Gold Corp.                          8,807           158,966
Inco Ltd.(1)                                4,948            92,181
Nortel Networks Corp.                      50,115           254,083
Placer Dome Inc.                           11,222           130,400
-------------------------------------------------------------------
                                                            836,344
-------------------------------------------------------------------

DENMARK - 0.90%
-------------------------------------------------------------------
Novo-Nordisk A/S ADR                       65,778         2,568,631
TDC A/S ADR                                33,035           518,650
-------------------------------------------------------------------
                                                          3,087,281
-------------------------------------------------------------------

FINLAND - 0.33%
-------------------------------------------------------------------
Nokia OYJ ADR                              44,658           927,547
Stora Enso OYJ - R Shares                  16,832           218,395
-------------------------------------------------------------------
                                                          1,145,942
-------------------------------------------------------------------

FRANCE - 2.24%
-------------------------------------------------------------------
Alcatel SA ADR                             39,930           546,642
Aventis SA ADR                             23,879         1,770,628
AXA-UAP ADR                                44,745           825,098
France Telecom SA ADR                       6,308           165,270
LVMH Moet-Hennessy Louis
   Vuitton ADR                             50,469           472,390
Total Fina SA ADR                          49,505         3,641,093
Total Fina SA Warrants (Expires
   08/08/03)                                   81             2,147
Vivendi Universal SA ADR                    7,022           271,751
-------------------------------------------------------------------
                                                          7,695,019
-------------------------------------------------------------------

GERMANY - 0.72%
-------------------------------------------------------------------
DaimlerChrysler AG                         40,129         1,600,345
Deutsche Telekom AG ADR                    37,720           531,475
SAP AG ADR                                 11,445           391,076
-------------------------------------------------------------------
                                                          2,522,896
-------------------------------------------------------------------

HONG KONG - 0.15%
-------------------------------------------------------------------
ASM Pacific Technology Ltd.                67,500           130,686
Bank of East Asia Ltd.                     78,800           150,038
Giordano International Ltd.               150,000            76,450
Hang Lung Properties Ltd.                  26,000            25,836
Hong Kong Exchanges & Clearing
   Ltd.                                    10,000            14,040
Sino Land Co. Ltd.                        350,000           118,922
Wharf Holdings Ltd.                         5,000            10,995
-------------------------------------------------------------------
                                                            526,967
-------------------------------------------------------------------

IRELAND - 0.35%
-------------------------------------------------------------------
Allied Irish Banks PLC ADR                 53,666         1,189,239
-------------------------------------------------------------------
                                                          1,189,239
-------------------------------------------------------------------

ITALY - 0.56%
-------------------------------------------------------------------
Benetton Group SpA ADR                     23,003           558,973
ENI-Ente Nazionale Idrocarburi SpA
   ADR                                      7,224           501,996
Fiat SpA ADR                               21,073           264,888
San Paolo-IMI SpA ADR                      28,328           570,809
-------------------------------------------------------------------
                                                          1,896,666
-------------------------------------------------------------------

JAPAN - 3.57%
-------------------------------------------------------------------
Anritsu Corp.                               3,000            21,767
Asatsu-DK Inc.                              4,200            82,854
Canon Inc. ADR                             12,647           438,092
CSK Corp.                                   1,100            23,755
Daicel Chemical Industries Ltd.            31,000            85,941
Daifuku Co. Ltd.                           37,000           129,116
Daimaru Inc. (The)                         17,000            50,813
Fuji Machine Manufacturing Co.
   Ltd.                                     7,200           109,755
Fuji Photo Film Co. Ltd. ADR                9,554           304,964
Fujikura Ltd.                              13,000            43,228
Gunma Bank Ltd.                            10,000            44,685
Hitachi Cable Ltd.                         15,000            57,276
Hitachi Ltd. ADR                            5,744           359,057
Hitachi Zosen Corp.(1)                    193,000            85,089
Honda Motor Company Ltd. ADR               25,876           515,191
Ito-Yokado Co. Ltd. ADR                    11,793           466,413
Japan Air Lines ADR                        74,271           393,636
JGC Corp.                                   2,000            13,495
JSR Corp.                                   4,000            28,126
Kaken Pharmaceutical Co. Ltd.              17,000            87,017
Katokichi Co. Ltd.                          7,800           104,622
Kikkoman Corp.                             28,000           137,254
Kinden Corp.                                7,000            24,846
Kirin Brewery Co. Ltd. ADR                  9,401           601,852
Kubota Corp. ADR                           10,876           600,899
Kurita Water Industries Ltd.                1,000            12,031
Kyocera Corp. ADR                           4,071           242,225
Makita Corp. ADR                           11,884            71,304
Matsushita Electric Industrial Co.
   Ltd. ADR                                29,617           357,181
Meitec Corp.                                3,300            78,169
Mitsubishi Corp. ADR                       33,966           470,429
Mitsubishi Gas Chemical Co. Inc.           46,000            80,090

LIFEPATH 2020 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                    Shares          Value
-------------------------------------------------------------------

JAPAN (Continued)

Mitsui & Co. ADR                             4,626       $  508,860
Mitsui Engineering & Shipbuilding
   Co. Ltd.(1)                              50,000           44,835
Mitsui O.S.K. Lines Ltd.                     5,000            9,639
Mitsui Trust Holdings Inc.(1)               55,000           74,799
Mitsumi Electric Co. Ltd.                    5,700           76,795
Namco Ltd.(1)                                3,800           63,747
NEC Corp. ADR                               43,730          317,043
Nichirei Corp.                              42,000          101,999
Nikon Corp.                                  1,000            9,042
Nippon Sanso Corp.                          31,000           83,856
Nippon Telegraph & Telephone
   Corp. ADR                                23,409          374,778
Nishimatsu Construction Co. Ltd.            33,000           87,540
Nissan Chemical Industries Ltd.             18,000           87,697
Nissan Motor Co. Ltd. ADR                   40,594          520,821
NKK Corp.(1)                                53,000           43,168
Oki Electric Industry Co. Ltd.               3,000            6,344
Pioneer Corp. ADR                           16,460          312,575
Q.P. Corp.                                  20,000          145,713
Ricoh Corp. Ltd. ADR                         5,024          442,112
Rohm Co. Ltd.                                  100           14,459
Sekisui Chemical Co. Ltd.                   10,000           24,211
77 Bank Ltd. (The)                          10,000           37,437
Showa Denko K.K.(1)                         40,000           51,709
Softbank Corp.                                 500            6,736
Sony Corp. ADR                               7,740          357,588
Sumitomo Metal Industries Ltd.(1)          169,000           64,405
Sumitomo Metal Mining Co. Ltd.              11,000           42,167
Suruga Bank Ltd. (The)                       2,000           10,148
Takuma Co. Ltd                              25,000          165,701
Teikoku Oil Co. Ltd.                        16,000           64,801
Toda Corp.                                  15,000           35,644
Tokio Marine and Fire Insurance
   Co. Ltd. ADR                             25,899          924,594
Toyota Motor Corp. ADR                      16,858          867,344
Trans Cosmos Inc.                            1,300           30,211
Ube Industries Ltd.                         31,000           30,346
Yamazaki Baking Co. Ltd.                    24,000          125,178
Yokogawa Electric Corp.                      3,000           23,785
-------------------------------------------------------------------
                                                         12,308,999
-------------------------------------------------------------------

NETHERLANDS - 1.92%

Abn Amro Holding NV ADR                     42,781          751,662
Aegon NV ADR                                21,309          460,274
Akzo Nobel NV ADR                           12,353          548,844
Elsevier NV ADR                             38,913          992,282
ING Groep NV ADR                            16,996          403,995
Koninklijke Ahold NV ADR                    30,081          701,188
Koninklijke (Royal) Philips
   Electronics NV - NY Shares(1)            22,377          580,907
Royal Dutch Petroleum Co. - NY
   Shares                                   32,314        1,659,970



Unilever NV - NY Shares                     8,656           504,472
-------------------------------------------------------------------
                                                          6,603,594
-------------------------------------------------------------------
NEW ZEALAND - 0.05%
Telecom Corp. of New Zealand Ltd.
   ADR                                     10,375           179,280
-------------------------------------------------------------------
                                                            179,280
-------------------------------------------------------------------

PORTUGAL - 0.07%
Banco Comercial Portugues ADR              14,551           252,460
-------------------------------------------------------------------
                                                            252,460
-------------------------------------------------------------------

SINGAPORE - 0.20%
-------------------------------------------------------------------
Chartered Semiconductor
   Manufacturing Ltd. ADR(1)                5,209           117,098
Hotel Properties Ltd.                     156,000           110,708
Neptune Orient Lines Ltd.(1)              120,000            78,609
Parkway Holdings Ltd.                     211,000           103,090
Singapore Exchange Ltd.                   197,000           138,729
SMRT Corp. Ltd.                           335,000           127,098
ST Assembly Test Services Ltd.(1)          12,000            15,394
Venture Manufacturing Ltd.                  2,000            16,049
-------------------------------------------------------------------
                                                            706,775
-------------------------------------------------------------------
SPAIN - 0.68%
-------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria
   SA ADR                                  41,026           477,543
Banco Santander Central Hispano
   SA ADR                                 118,876           949,819
Repsol SA ADR                              24,863           304,323
Telefonica SA ADR                          17,857           626,607
-------------------------------------------------------------------
                                                          2,358,292
-------------------------------------------------------------------
SWEDEN - 0.13%
-------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson
   AB ADR(1)                              109,241           460,997
-------------------------------------------------------------------
                                                            460,997
-------------------------------------------------------------------
SWITZERLAND - 0.44%
-------------------------------------------------------------------
Adecco SA ADR                              29,005           432,175
Credit Suisse Group(1)                      5,972           206,378
Kudelski SA - Bearer(1)                     1,347            68,757
Sulzer Medica ADR                          14,966           114,340
Swiss Re                                    2,199           197,722
UBS AG - Registered(1)                      7,384           341,603
Zurich Financial Services AG                  805           155,625
-------------------------------------------------------------------
                                                          1,516,600
-------------------------------------------------------------------

LIFEPATH 2020 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

                                       Shares or
Security                             Face Amount       Value
----------------------------------------------------------------
UNITED KINGDOM - 3.92%
----------------------------------------------------------------
Arm Holdings PLC(1)                      15,550    $      62,243
AstraZeneca PLC ADR                      24,885        1,268,637
Barclays PLC ADR                          8,537        1,030,416
BHP Billiton PLC                         41,751          236,210
BP PLC ADR                               22,914        1,135,389
British Sky Broadcasting PLC ADR          6,736          410,963
British Telecom PLC ADR(1)               14,358          526,221
Cadbury Schweppes PLC ADR                28,624          780,004
Diageo PLC ADR                           40,162        1,939,423
GlaxoSmithKline PLC ADR                  64,078        3,136,618
Hanson PLC ADR                           24,474          818,411
Hong Kong  & Shanghai Banking
     ADR                                  7,425          416,246
Reuters Group PLC ADR                     7,085          312,165
Royal Bank of Scotland Group PLC          3,401           83,316
Vodafone Group PLC ADR                   70,313        1,335,947
----------------------------------------------------------------
                                                      13,492,209
----------------------------------------------------------------

TOTAL INTERNATIONAL COMMON STOCKS
(Cost: $ 78,790,427)                                  60,064,842
----------------------------------------------------------------


TOTAL COMMON STOCKS
(Cost: $305,528,624)                                 249,130,647
----------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS - 26.42%
----------------------------------------------------------------
U.S. Treasury Bonds

    5.25%,              11/15/28   $  3,000,000        2,856,915
    6.00%,              02/15/26      6,000,000        6,288,750
    8.75%,              11/15/08        200,000          219,242
    9.13%,              05/15/09        300,000          336,996
    9.38%,              02/15/06        450,000          537,310
   10.00%,              05/15/10        300,000          354,609
   10.75%,              05/15/03        600,000          659,344
   10.75%,              08/15/05      1,400,000        1,710,953
   11.13%,              08/15/03        300,000          336,293
   11.63%,              11/15/04        500,000          603,926
   11.88%,              11/15/03        550,000          632,543
   12.00%,              05/15/05        300,000          374,719
   12.38%,              05/15/04        400,000          477,828
   13.75%,              08/15/04        100,000          124,441

U.S. Treasury Notes

   2.75%,               10/31/03      2,800,000        2,799,672
   4.00%,               04/30/03        900,000          917,332
   4.25%,               11/15/03      1,300,000        1,331,333
   4.63%,               05/15/06      4,400,000        4,492,814
   4.75%,               02/15/04      3,900,000        4,030,560
   4.75%,               11/15/08      4,500,000        4,528,300
   5.25%,               08/15/03      1,100,000        1,141,895
   5.25%,               05/15/04      3,150,000        3,290,027
   5.38%,               06/30/03      1,100,000        1,141,852
   5.50%,               03/31/03        900,000          931,148
   5.50%,               05/31/03        600,000          622,898
   5.50%,               02/15/08      1,000,000        1,051,875
   5.63%,               02/15/06      1,300,000        1,377,594
   5.63%,               05/15/08      2,600,000        2,747,875
   5.75%,               04/30/03      1,100,000        1,143,141
   5.75%,               08/15/03      3,250,000        3,395,870
   5.75%,               08/15/10      1,440,000        1,527,188
   5.88%,               02/15/04      5,060,000        5,335,730
   5.88%,               11/15/04        900,000          955,828
   5.88%,               11/15/05      1,200,000        1,281,422
   6.00%,               08/15/04      2,300,000        2,445,997
   6.13%,               08/15/07      3,040,000        3,289,493
   6.25%,               02/15/07      1,350,000        1,466,913
   6.50%,               05/15/05      1,100,000        1,193,285
   6.50%,               08/15/05      1,650,000        1,793,989
   6.50%,               10/15/06      3,020,000        3,305,958
   6.50%,               02/15/10         30,000           33,279
   6.63%,               05/15/07      1,640,000        1,811,111
   6.75%,               05/15/05      3,250,000        3,547,450
   7.00%,               07/15/06      1,600,000        1,780,374
   7.25%,               05/15/04      3,400,000        3,693,780
   7.25%,               08/15/04      1,900,000        2,075,898
   7.50%,               02/15/05      3,500,000        3,884,045
   7.88%,               11/15/04      1,000,000        1,112,578
----------------------------------------------------------------

TOTAL U.S. GOVERNMENT OBLIGATIONS

(Cost: $88,126,040)                                   90,992,373
----------------------------------------------------------------
SHORT TERM INSTRUMENTS - 11.56%
----------------------------------------------------------------
Barclays Global Investors Funds
   Institutional Money Market
   Fund, Institutional Shares        21,537,250       21,537,250
Dreyfus Money Market Fund             4,892,937        4,892,937
General Electric Commercial Paper
   1.77%,    03/11/02                 5,000,000        5,000,000
Goldman Sachs Financial Square
   Prime Obligation Fund              1,774,132        1,774,132
Providian Temp Cash Money
   Market Fund                        6,598,788        6,598,788
----------------------------------------------------------------

TOTAL SHORT TERM INSTRUMENTS

(Cost: $39,803,107)                                   39,803,107
----------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES - 110.33%

(Cost $433,457,771)                                  379,926,127
----------------------------------------------------------------

Other Assets, Less Liabilities - (10.33%)           (35,578,531)
----------------------------------------------------------------
NET ASSETS - 100.00%                               $ 344,347,596
================================================================
(1) Non-income earning securities.

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2030 MASTER PORTFOLIO
Schedule of Investments February 28,
2002

Security                                     Shares           Value
-------------------------------------------------------------------
COMMON STOCKS - 83.46%

U.S. COMMON STOCKS - 63.48%

ADVERTISING - 0.20%

Harte-Hanks Inc.                               880           26,620
Interpublic Group of Companies Inc.          2,401           65,307
Omnicom Group Inc.                           1,301          121,696
TMP Worldwide Inc.(1)                        1,000           27,920
-------------------------------------------------------------------
                                                            241,543
-------------------------------------------------------------------
AEROSPACE / DEFENSE - 0.82%
-------------------------------------------------------------------
Boeing Co.                                   5,559          255,492
General Dynamics Corp.                       1,552          141,046
Goodrich (B.F.) Co.                            807           24,089
Lockheed Martin Corp.                        2,735          154,281
Northrop Grumman Corp.                         643           68,827
Raytheon Co.                                 2,478           95,874
Rockwell Collins                             1,215           28,249
United Technologies Corp.                    3,021          220,382
-------------------------------------------------------------------
                                                            988,240
-------------------------------------------------------------------
AIRLINES - 0.17%
-------------------------------------------------------------------
AMR Corp.(1)                                 1,274           33,251
Continental Airlines Inc. "B"(1)               486           15,309
Delta Air Lines Inc.                           386           13,317
Northwest Airlines Corp. "A"(1)                501            7,986
Southwest Airlines Co.                       4,760          100,484
U.S. Airways Group Inc.(1)                     488            2,596
UAL Corp.                                    2,315           29,678
-------------------------------------------------------------------
                                                            202,621
-------------------------------------------------------------------

APPAREL - 0.20%

Jones Apparel Group Inc.(1)                    746           26,602
Liz Claiborne Inc.                           1,636           49,587
Nike Inc."B"                                 1,671           98,355
VF Corp.                                     1,482           62,318
-------------------------------------------------------------------
                                                            236,862
-------------------------------------------------------------------

AUTO MANUFACTURERS - 0.35%

Ford Motor Company                          11,192          166,537
General Motors Corp. "A"                     3,390          179,602
Navistar International Corp.                   606           25,767
PACCAR Inc.                                    718           51,646
-------------------------------------------------------------------
                                                            423,552
-------------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.16%
-------------------------------------------------------------------
Dana Corp.                                   1,329           24,719
Delphi Automotive Systems Corp.              3,686           58,939
Goodyear Tire & Rubber Co.                   1,014           27,885
TRW Inc.                                       928           46,632
Visteon Corp.                                2,565           36,372
-------------------------------------------------------------------
                                                            194,547
-------------------------------------------------------------------
BANKS - 4.76%
-------------------------------------------------------------------
AmSouth Bancorp                              2,931           61,991
Associated Bancorp                           1,735           63,605
Bank of America Corp.                       10,025          641,099
Bank of New York Co. Inc.                    4,533          170,622
Bank One Corp.                               6,966          249,661
BB&T Corp.                                   2,424           89,712
Charter One Financial Inc.                   2,090           63,661
City National Corp.                          1,858           94,424
Comerica Inc.                                1,087           65,057
Commerce Bancshares Inc.                       603           25,169
Compass Bancshares Inc.                      1,104           33,065
Fifth Third Bancorp                          3,899          248,600
First Tennessee National Corp.               2,662           91,839
First Virginia Banks Inc.                      939           49,636
FleetBoston Financial Corp.                  6,610          220,642
Golden West Financial Corp.                  1,108           70,635
Hibernia Corp."A"                            1,646           30,286
Huntington Bancshares Inc.                   2,058           37,970
JP Morgan Chase & Co.                       12,122          354,568
KeyCorp                                      2,839           71,202
M&T Bank Corp.                                 799           61,123
Marshall & Ilsley Corp.                      1,702          103,805
Mellon Financial Corp.                       2,981          107,316
Mercantile Bankshares Corp.                    825           36,143
National City Corp.                          3,666          104,554
National Commerce Financial Corp.            1,118           29,459
North Fork Bancorp                           2,877           99,487
Northern Trust Corp.                         1,322           71,547
Pacific Century Financial Corp.                883           22,358
PNC Financial Services Group                 1,751           96,200
Regions Financial Corp.                      3,498          113,685
Sky Financial Group Inc.                     1,108           23,057
SouthTrust Corp.                             2,116           53,471
State Street Corp.                           2,007          101,755
SunTrust Banks Inc.                          1,764          110,762
Synovus Financial Corp.                      1,821           53,355
TCF Financial Corp.                          1,104           56,746
Trustmark Corp.                                844           20,610
U.S. Bancorp                                11,980          249,783
Union Planters Corp.                         3,094          144,057
Valley National Bancorp                      1,361           47,199
Wachovia Corp.                               7,997          265,740
Washington Federal Inc.                      1,518           39,377
Washington Mutual Inc.                       9,692          315,281
Wells Fargo & Company                       11,345          532,080
Wilmington Trust Corp.                         294           19,283
Zions Bancorp                                1,735           91,695
-------------------------------------------------------------------
                                                          5,703,372
-------------------------------------------------------------------

LIFEPATH 2030 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                    Shares            Value
-------------------------------------------------------------------
BEVERAGES - 1.31%

Anheuser-Busch Companies Inc.                4,572       $  232,486
Brown-Forman Corp. "B"                         431           29,286
Coca-Cola Co.                               15,010          711,324
Coca-Cola Enterprises Inc.                   2,670           46,538
Coors (Adolf) Company "B"                      254           15,370
PepsiAmericas Inc.                             797           10,935
PepsiCo Inc.                                10,411          525,755
-------------------------------------------------------------------
                                                          1,571,694
-------------------------------------------------------------------
BIOTECHNOLOGY - 0.81%
-------------------------------------------------------------------
Amgen Inc.(1)                                6,831          396,061
Applera Corp. - Celera Genomics
   Group(1)                                  1,076           21,735
Biogen Inc.(1)                               1,166           61,973
Chiron Corp.(1)                              2,072           89,966
CuraGen Corp.(1)                             1,146           19,058
Genentech Inc.(1)                            1,515           71,508
Genzyme Corp. - General Division(1)          1,554           68,967
IDEC Pharmaceuticals Corp.(1)                1,100           69,102
Immunex Corp.(1)                             4,514          129,732
Millennium Pharmaceuticals Inc.(1)           2,038           38,274
-------------------------------------------------------------------
                                                            966,376
-------------------------------------------------------------------

BUILDING MATERIALS - 0.12%
-------------------------------------------------------------------
American Standard Companies Inc.(1)            491           32,062
Masco Corp.                                  2,990           83,929
Vulcan Materials Co.                           671           32,429
-------------------------------------------------------------------
                                                            148,420
-------------------------------------------------------------------
CHEMICALS - 0.94%
-------------------------------------------------------------------
Air Products & Chemicals Inc.                1,707           82,789
Ashland Inc.                                   450           19,525
Cabot Corp.                                    809           26,438
Cabot Microelectronics Corp.(1)                553           30,437
Crompton Corp.                               1,379           13,707
Dow Chemical Co.                             5,557          173,823
Du Pont (E.I.) de Nemours                    6,338          296,872
Eastman Chemical Co.                           822           36,168
Engelhard Corp.                              1,064           30,611
IMC Global Inc.                              1,055           14,031
Lubrizol Corp.                                 831           27,340
Lyondell Chemical Co.                        1,089           17,021
Millennium Chemicals Inc.                      895           12,217
Olin Corp.                                   1,797           30,351
PPG Industries Inc.                          1,278           65,625
Praxair Inc.                                 1,071           62,011
Rohm & Haas Co. "A"                          1,409           54,120
Sherwin-Williams Co.                         1,202           31,757
Sigma-Aldrich Corp.                          1,341           61,136
Solutia Inc.                                 1,174            7,983
Valspar Corp.                                  627           27,764
-------------------------------------------------------------------
                                                          1,121,726
-------------------------------------------------------------------
COAL - 0.01%
-------------------------------------------------------------------
Massey Energy Co.                              573            8,102
-------------------------------------------------------------------
                                                              8,102
-------------------------------------------------------------------
COMMERCIAL SERVICES - 0.96%
-------------------------------------------------------------------
Apollo Group Inc."A"(1)                      1,117           54,230
Arbitron Inc.(1)                               575           17,710
Block (H & R) Inc.                           2,340          118,053
Caremark Rx Inc.(1)                          2,238           39,053
Cendant Corp.(1)                             8,390          146,070
Comdisco Inc.(1)                               995              368
Concord EFS Inc.(1)                          3,592          107,868
Convergys Corp.(1)                           1,507           45,948
Deluxe Corp.                                 1,035           49,059
Donnelley (R.R.) & Sons Co.                  1,257           35,963
Dun & Bradstreet Corp.(1)                      774           30,341
Ecolab Inc.                                    889           41,632
Equifax Inc.                                 1,089           32,670
First Health Group Corp.(1)                  1,814           41,686
Manpower Inc.                                  788           26,422
McKesson Corp.                               2,444           86,151
Moody's Corp.                                1,295           47,915
MPS Group Inc.(1)                            1,184            7,803
Paychex Inc.                                 2,461           90,934
Quintiles Transnational Corp.(1)             1,023           16,992
Robert Half International Inc.(1)            1,584           41,200
Servicemaster Co.                            2,027           27,506
Valassis Communications Inc.(1)                488           18,768
Viad Corp.                                     912           22,709
-------------------------------------------------------------------
                                                          1,147,051
-------------------------------------------------------------------
COMPUTERS - 3.31%
-------------------------------------------------------------------
Affiliated Computer Services
   Inc."A"(1)                                  960           46,954
Apple Computer Inc.(1)                       2,403           52,145
Brocade Communications Systems
   Inc.(1)                                   1,688           37,085
Ceridian Corp.(1)                            1,031           19,177
Cisco Systems Inc.(1)                       46,082          657,590
Commerce One Inc.(1)                         1,015            1,705
Compaq Computer Corp.                       10,641          107,900
Computer Sciences Corp.(1)                   1,172           55,682
Dell Computer Corp.(1)                      17,312          427,433
Diebold Inc.                                 1,294           47,231
DST Systems Inc.(1)                            519           21,637
Echelon Corp.(1)                               992           15,773
Electronic Data Systems Corp.                2,978          175,791
Electronics For Imaging Inc.(1)                377            7,314
EMC Corp.(1)                                14,576          158,878
Enterasys Networks Inc.(1)                   1,329            4,718
Gateway Inc.(1)                              2,019            9,287
Hewlett-Packard Co.                         14,509          291,921
International Business Machines
   Corp.                                    11,021        1,081,381
Internet Security Systems Inc.(1)              380            9,010

LIFEPATH 2030 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                    Shares      Value
-------------------------------------------------------------------
COMPUTERS (Continued)
-------------------------------------------------------------------
Juniper Networks Inc.(1)                     1,634       $   15,229
Lexmark International Group
   Inc."A"(1)                                  951           47,274
Maxtor Corp.(1)                              1,755           12,548
McDATA Corp."A"(1)                             787           12,403
Mentor Graphics Corp.(1)                     1,504           32,652
NCR Corp.(1)                                 1,314           54,925
Network Appliance Inc.(1)                    2,357           37,688
Palm Inc.(1)                                 3,659           11,050
Quantum DLT & Storage Group(1)               1,386           12,335
Redback Networks Inc.(1)                       550            1,699
Riverstone Networks Inc.(1)                  2,181            8,331
RSA Security Inc.(1)                           545            5,188
Sapient Corp.(1)                             1,142            5,013
Silicon Graphics Inc.(1)                     2,410            8,411
Storage Technology Corp.(1)                  1,026           19,699
Sun Microsystems Inc.(1)                    21,723          184,863
SunGard Data Systems Inc.(1)                 1,864           57,542
Synopsys Inc.(1)                               599           28,213
3Com Corp.(1)                                2,048            9,830
Unisys Corp.(1)                              1,914           21,245
VeriSign Inc.(1)                             2,025           48,053
Veritas Software Corp.(1)                    2,877          102,105
-------------------------------------------------------------------
                                                          3,964,908
-------------------------------------------------------------------
COSMETICS / PERSONAL CARE - 1.17%
-------------------------------------------------------------------
Alberto-Culver Co."B"                        1,087           56,600
Avon Products Inc.                           1,633           84,410
Colgate-Palmolive Co.                        3,190          178,576
Estee Lauder Companies Inc."A"                 528           16,474
Gillette Co.                                 5,985          204,627
International Flavors & Fragrances
   Inc.                                        921           31,728
Kimberly-Clark Corp.                         2,981          186,611
Procter & Gamble Co.                         7,573          642,115
-------------------------------------------------------------------
                                                          1,401,141
-------------------------------------------------------------------
DISTRIBUTION / WHOLESALE - 0.24%

Costco Wholesale Corp.(1)                    3,960          163,390
Fastenal Co.                                   259           19,358
Genuine Parts Co.                            1,175           42,923
Grainger (W.W.) Inc.                           691           40,956
Tech Data Corp.(1)                             537           24,595
-------------------------------------------------------------------
                                                            291,222

DIVERSIFIED FINANCIAL SERVICES - 3.95%
-------------------------------------------------------------------
American Express Co.                         8,092          294,953
Bear Stearns Companies Inc.                  1,141           62,858
Capital One Financial Corp.                  1,433           70,604
Citigroup Inc.                              34,086        1,542,391
Countrywide Credit Industries Inc.             817           33,538
Edwards (A.G.) Inc.                            846           34,559
Fannie Mae                                   6,242          488,436
Franklin Resources Inc.                      1,930           78,860
Freddie Mac                                  4,988          317,935
Goldman Sachs Group Inc. (The)               3,180          257,389
Household International Inc.                 2,955          152,183
Legg Mason Inc.                                528           27,678
Lehman Brothers Holdings Inc.                2,269          128,199
MBNA Corp.                                   5,419          187,931
Merrill Lynch & Co. Inc.                     5,945          285,063
Morgan Stanley Dean Witter & Co.             8,158          400,721
Providian Financial Corp.                    2,006            7,803
Schwab (Charles) Corp.                       9,019          117,608
Stilwell Financial Inc.                      2,480           56,569
T. Rowe Price Group Inc.                     1,653           65,806
USA Education Inc.                           1,362          126,326
-------------------------------------------------------------------
                                                          4,737,410
-------------------------------------------------------------------

ELECTRIC - 1.42%
-------------------------------------------------------------------
AES Corp.(1)                                 3,479           17,952
Ameren Corp.                                   827           33,692
American Electric Power Inc.                 2,591          113,615
Calpine Corp.(1)                             2,446           17,978
Cinergy Corp.                                1,009           32,086
Consolidated Edison Inc.                     1,612           65,770
Constellation Energy Group Inc.              1,074           31,017
Dominion Resources Inc.                      1,531           89,227
DTE Energy Co.                               1,012           41,917
Duke Energy Corp.                            6,104          215,471
Edison International(1)                      2,510           39,658
Entergy Corp.                                1,955           80,702
Exelon Corp.                                 2,784          137,196
FirstEnergy Corp.                            3,449          126,233
FPL Group Inc.                               1,125           59,749
Mirant Corp.(1)                              1,454           12,621
NiSource Inc.                                1,782           37,404
PG&E Corp.(1)                                2,726           57,818
Pinnacle West Capital Corp.                    592           24,012
PPL Corp.                                    1,215           39,621
Progress Energy Inc.                         1,348           60,310
Public Service Enterprise Group Inc.         1,314           55,411
Reliant Energy Inc.                          2,083           43,326
Southern Co.                                 4,106          104,292
TXU Corp.                                    2,061          104,843
Xcel Energy Inc.                             2,500           59,125
-------------------------------------------------------------------
                                                          1,701,046
-------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.19%
-------------------------------------------------------------------
American Power Conversion Corp.(1)           1,623           21,245
Emerson Electric Co.                         2,259          130,096
Hubbell Inc."B"                              1,209           38,676
Molex Inc.                                   1,352           40,019
-------------------------------------------------------------------
                                                            230,036
-------------------------------------------------------------------
ELECTRONICS - 0.54%
-------------------------------------------------------------------
Agilent Technologies Inc.(1)                 4,010          124,912

LIFEPATH 2030 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                     Shares          Value
-------------------------------------------------------------------

ELECTRONICS (Continued)
-------------------------------------------------------------------
Applera Corp. - Applied Biosystems
   Group                                     1,428      $    32,273
Arrow Electronics Inc.(1)                      745           19,966
Avnet Inc.                                     673           17,673
AVX Corp.                                    1,680           30,358
Jabil Circuit                                1,408           26,259
Inc.(1)
Johnson Controls Inc.                        1,096           97,281
Millipore Corp.                                412           21,506
Parker Hannifin Corp.                          887           44,190
PerkinElmer Inc.                               768           17,664
Sanmina-SCI Corp.(1)                         3,410           34,612
Solectron Corp.(1)                           4,169           34,478
Symbol Technologies Inc.                     1,662           14,343
Tektronix Inc.(1)                              844           20,180
Thermo Electron Corp.(1)                     1,302           26,496
Thomas & Betts Corp.                           525           10,028
Varian Inc.(1)                                 844           28,789
Vishay Intertechnology Inc.(1)                 910           16,116
Waters Corp.(1)                              1,057           33,031
-------------------------------------------------------------------
                                                            650,155
-------------------------------------------------------------------

ENGINEERING & CONSTRUCTION - 0.03%
-------------------------------------------------------------------
Fluor Corp.                                  1,081           40,981
Washington Group Warrants
   (Expires 03/11/03)(1)                        25                3
-------------------------------------------------------------------
                                                             40,984
-------------------------------------------------------------------

ENTERTAINMENT - 0.06%
-------------------------------------------------------------------
International Game Technology Inc.(1)          785           53,003
Macrovision Corp.(1)                           623           14,547
-------------------------------------------------------------------
                                                             67,550
-------------------------------------------------------------------

ENVIRONMENTAL CONTROL - 0.09%
-------------------------------------------------------------------
Waste Management Inc.                        4,151          109,213
-------------------------------------------------------------------
                                                            109,213
-------------------------------------------------------------------

FOOD - 1.25%
-------------------------------------------------------------------
Albertson's Inc.                             2,601           78,706
Archer-Daniels-Midland Co.                   4,170           57,755
Campbell Soup Co.                            3,018           80,701
ConAgra Foods Inc.                           3,226           75,521
Dean Foods Co.(1)                              370           26,518
Dole Food Co.                                  719           21,232
Flowers Foods Inc.(1)                        1,000           24,760
General Mills Inc.                           1,623           75,031
Heinz (H.J.) Co.                             1,978           80,643
Hershey Foods Corp.                          1,061           74,960
Hormel Foods Corp.                             728           19,925
Kellogg Co.                                  2,933          101,335
Kroger Co.(1)                                5,143          113,917
McCormick & Co. Inc.                           690           33,810
Safeway Inc.(1)                              3,260          140,115
Sara Lee Corp.                               5,150          107,738
Smithfield Foods Inc.(1)                     2,014           49,746
SUPERVALU Inc.                                 904           23,459
Sysco Corp.                                  4,812          142,291
Tyson Foods Inc.  "A"                        1,171           15,211
Whole Foods Market Inc.(1)                     867           38,538
Winn-Dixie Stores Inc.                       1,163           19,480
Wrigley (William Jr.) Co.                    1,650           92,466
-------------------------------------------------------------------
                                                          1,493,858
-------------------------------------------------------------------

FOREST PRODUCTS & PAPER - 0.36%
-------------------------------------------------------------------
Boise Cascade Corp.                            451           16,213
Bowater Inc.                                   800           41,240
Georgia-Pacific Corp.                        1,535           39,373
International Paper Co.                      3,505          153,344
MeadWestvaco Corp.                           1,432           49,748
Plum Creek Timber Co. Inc.                   1,006           31,136
Temple-Inland Inc.                             397           22,109
Weyerhaeuser Co.                             1,319           81,541
-------------------------------------------------------------------
                                                            434,704
-------------------------------------------------------------------

GAS - 0.03%
-------------------------------------------------------------------
Sempra Energy                                1,553           34,663
-------------------------------------------------------------------
                                                             34,663
-------------------------------------------------------------------

HAND/MACHINE TOOLS - 0.07%
-------------------------------------------------------------------
Black & Decker Corp.                           517           25,075
SPX Corp.(1)                                   218           27,579
Stanley Works (The)                            698           35,200
-------------------------------------------------------------------
                                                             87,854
-------------------------------------------------------------------

HEALTH CARE - 2.78%
-------------------------------------------------------------------
Aetna Inc.                                     702           24,612
Apogent Technologies Inc.(1)                 1,095           26,291
Bard (C.R.) Inc.                               603           32,803
Bausch & Lomb Inc.                             946           35,929
Baxter International Inc.                    4,170          231,352
Beckman Coulter Inc.                         1,466           69,884
Becton Dickinson & Co.                       1,668           61,199
Biomet Inc.                                  1,992           60,876
Boston Scientific Corp.(1)                   2,882           64,442
Guidant Corp.(1)                             2,186           90,719
HCA - The Healthcare Company                 3,655          148,868
Health Management Associates
   Inc.  "A "(1)                             2,682           47,337
Health Net Inc.(1)                           3,040           73,690
Healthsouth Corp.(1)                         3,591           42,769
IDEXX Laboratories Inc.(1)                   1,369           35,704
Johnson & Johnson                           19,426        1,183,043
Lincare Holdings Inc.(1)                     1,564           39,350
Medtronic Inc.                               7,927          353,069
Oxford Health Plans Inc.(1)                    759           27,590
PacifiCare Health Systems Inc. "A"(1)          409            6,033
Quest Diagnostics Inc.(1)                      716           50,772

LIFEPATH 2030 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                    Shares           Value
-------------------------------------------------------------------

HEALTH CARE (Continued)
-------------------------------------------------------------------
St. Jude Medical Inc.(1)                       636     $     49,799
Steris Corp.(1)                              1,145           23,495
Stryker Corp.                                1,486           91,389
Tenet Healthcare Corp.(1)                    2,472          142,758
UnitedHealth Group Inc.                      1,979          143,458
Universal Health Services Inc."B"(1)           519           19,976
Varian Medical Systems Inc.(1)               1,342           54,190
Viasys Healthcare Inc.(1)                      190            4,174
Wellpoint Health Networks Inc.(1)              398           48,405
Zimmer Holdings Inc.(1)                      1,280           45,773
-------------------------------------------------------------------
                                                          3,329,749
-------------------------------------------------------------------

HOLDING COMPANIES-DIVERSIFIED - 0.37%
-------------------------------------------------------------------
Berkshire Hathaway Inc."A"(1)                    6          438,000
-------------------------------------------------------------------
                                                            438,000
-------------------------------------------------------------------

HOME BUILDERS - 0.01%
-------------------------------------------------------------------
Clayton Homes Inc.                           1,189           18,073
-------------------------------------------------------------------
                                                             18,073
-------------------------------------------------------------------

HOME FURNISHINGS - 0.15%
-------------------------------------------------------------------
Ethan Allen Interiors Inc.                   1,003           40,652
Leggett & Platt Inc.                         1,420           36,423
Maytag Corp.                                 1,849           73,831
Whirlpool Corp.                                451           33,870
-------------------------------------------------------------------
                                                            184,776
-------------------------------------------------------------------

HOUSEHOLD PRODUCTS/WARES - 0.23%
-------------------------------------------------------------------
American Greetings Corp."A"                  1,269           17,474
Avery Dennison Corp.                           746           47,744
Clorox Co.                                   2,121           92,879
Dial Corp.                                   1,867           31,366
Fortune Brands Inc.                            833           37,902
Newell Rubbermaid Inc.                       1,743           54,260
-------------------------------------------------------------------
                                                            281,625
-------------------------------------------------------------------

INSURANCE - 2.79%
-------------------------------------------------------------------
AFLAC Inc.                                   3,350           86,095
Allmerica Financial Corp.                      429           18,653
Allstate Corp.                               4,508          157,870
Ambac Financial Group Inc.                     742           46,041
American Financial Group Inc.                  592           15,581
American International Group Inc.           17,227        1,274,281
American National Insurance Co.                169           15,076
AON Corp.                                    1,672           57,884
Chubb Corp.                                  1,129           84,833
CIGNA Corp.                                    822           73,733
Cincinnati Financial Corp.                   1,042           41,899
Conseco Inc.(1)                              2,184            8,190
Hancock (John) Financial Services
   Inc.                                      2,607          100,135
Hartford Financial Services Group
   Inc.                                      1,468           98,356
Jefferson-Pilot Corp.                          991           50,115
Lincoln National Corp.                       1,252           64,115
Loews Corp.                                  1,564           91,228
Markel Corp.(1)                                169           33,631
Marsh & McLennan Companies Inc.              1,712          180,702
MBIA Inc.                                      996           58,216
Mercury General Corp.                          803           34,690
MetLife Inc.                                 4,750          151,430
MGIC Investment Corp.                          745           50,004
Old Republic International Corp.             1,194           38,160
PMI Group Inc. (The)                           948           67,166
Progressive Corp.                              715          111,397
Protective Life Corp.                          566           17,580
Radian Group Inc.                            1,892           88,300
SAFECO Corp.                                 1,179           40,027
St. Paul Companies Inc.                      1,325           64,793
Torchmark Corp.                                894           35,930
Transatlantic Holdings Inc.                    150           13,076
21st Century Insurance Group                   577            9,838
Unitrin Inc.                                   604           23,846
UNUMProvident Corp.                          1,666           47,181
-------------------------------------------------------------------
                                                          3,350,052
-------------------------------------------------------------------

IRON/STEEL - 0.05%
-------------------------------------------------------------------
Allegheny Technologies Inc.                    806           12,582
Nucor Corp.                                    903           51,020
-------------------------------------------------------------------
                                                             63,602
-------------------------------------------------------------------

LEISURE TIME - 0.27%
-------------------------------------------------------------------
Brunswick Corp.                              1,045           28,205
Callaway Golf Co.                              992           18,461
Carnival Corp."A"                            3,732          101,846
Harley-Davidson Inc.                         2,369          121,435
Sabre Holdings Corp.(1)                      1,319           58,049
-------------------------------------------------------------------
                                                            327,996
-------------------------------------------------------------------

LODGING - 0.26%
-------------------------------------------------------------------
Harrah's Entertainment Inc.(1)                 817           33,039
Hilton Hotels Corp.                          2,363           30,388
Mandalay Resort Group Inc.(1)                1,268           37,152
Marriott International Inc."A"               1,425           56,245
MGM Grand Inc.(1)                            2,584           88,890
Park Place Entertainment Corp.(1)            1,659           16,208
Starwood Hotels & Resorts
   Worldwide Inc.                            1,379           49,644
-------------------------------------------------------------------
                                                            311,566
-------------------------------------------------------------------

MACHINERY - 0.31%
-------------------------------------------------------------------
Caterpillar Inc.                             2,099          116,515
Cognex Corp.(1)                                565           13,057
Deere & Co.                                  1,377           66,000

LIFEPATH 2030 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                     Shares          Value
-------------------------------------------------------------------

MACHINERY (Continued)
-------------------------------------------------------------------
Dover Corp.                                  1,612      $    63,787
Imation Corp.(1)                             1,160           27,237
Ingersoll-Rand Co."A"                        1,179           58,950
Rockwell International Corp.                 1,215           23,996
-------------------------------------------------------------------
                                                            369,542
-------------------------------------------------------------------

MANUFACTURERS - 3.16%
-------------------------------------------------------------------
Cooper Industries Inc.                         609           21,528
Crane Co.                                      886           21,645
Danaher Corp.                                  992           66,692
Eastman Kodak Co.                            1,891           59,567
Eaton Corp.                                    659           53,208
General Electric Co.                        62,239        2,396,202
Harsco Corp.                                   470           17,446
Honeywell International Inc.                 4,964          189,228
Illinois Tool Works Inc.                     1,858          136,674
ITT Industries Inc.                          1,519           89,621
Minnesota Mining & Manufacturing
   Co.                                       2,179          256,969
Pall Corp.                                   1,542           30,100
Textron Inc.                                 1,249           59,365
Tyco International Ltd.                     13,129          382,054
U.S. Industries Inc.(1)                      1,030            2,266
-------------------------------------------------------------------
                                                          3,782,565
-------------------------------------------------------------------

MEDIA - 2.71%
-------------------------------------------------------------------
Adelphia Communications
   Corp. "A"(1)                              1,300           28,535
AOL Time Warner Inc.(1)                     31,187          773,438
Belo (A.H.) Corp.                            1,301           28,557
Cablevision Systems Corp.(1)                   713           25,597
Clear Channel Communications Inc.(1)         5,041          235,011
Comcast Corp. "A"(1)                         8,056          272,857
Dow Jones & Co. Inc.                         1,176           65,633
Gannett Co. Inc.                             1,544          117,622
Gemstar-TV Guide International Inc.(1)       1,884           34,458
Hearst-Argyle Television Inc.(1)               867           17,904
Hispanic Broadcasting Corp.(1)               2,982           77,741
Hollinger International Inc.                 2,650           31,694
Knight Ridder Inc.                           1,029           69,355
McGraw-Hill Companies Inc.                   1,249           82,184
Meredith Corp.                                 760           29,990
New York Times Co. "A"                       1,059           46,490
Readers Digest Association Inc.
   (The) "A"                                   751           15,681
Scripps (E.W.) Company                       1,233           92,722
Tribune Co.                                  3,176          135,996
UnitedGlobalCom Inc. "A"(1)                    803            3,212
Univision Communications Inc.(1)             1,477           60,911
USA Networks Inc.(1)                         1,363           40,290
Viacom Inc. "B"(1)                          11,807          549,616
Walt Disney Co. (The)                       13,121          301,783
Washington Post Company (The) "B"              204          116,643
-------------------------------------------------------------------
                                                          3,253,920
-------------------------------------------------------------------

MINING - 0.28%
-------------------------------------------------------------------
Alcoa Inc.                                   6,763          254,086
Newmont Mining Corp.                         2,191           52,847
Phelps Dodge Corp.                             770           29,191
-------------------------------------------------------------------
                                                            336,124
-------------------------------------------------------------------

OFFICE/BUSINESS EQUIPMENT - 0.17%
-------------------------------------------------------------------
Herman Miller Inc.                           1,034           24,051
HON Industries Inc.                          1,382           37,466
Imagistics International Inc.(1)               557            8,745
Pitney Bowes Inc.                            2,214           92,368
Xerox Corp.(1)                               4,175           40,539
-------------------------------------------------------------------
                                                            203,169
-------------------------------------------------------------------

OIL & GAS PRODUCERS - 3.28%
-------------------------------------------------------------------
Amerada Hess Corp.                             723           50,082
Anadarko Petroleum Corp.                     2,606          135,773
Apache Corp.                                 1,706           89,992
Burlington Resources Inc.                    1,776           66,742
ChevronTexaco Corp.                          6,564          554,264
Conoco Inc.                                  3,915          108,289
Devon Energy Corp.                           2,207           96,402
Diamond Offshore Drilling Inc.               1,587           45,975
ENSCO International Inc.                     1,054           26,845
EOG Resources Inc.                             896           31,530
Exxon Mobil Corp.                           45,584        1,882,619
Kerr-McGee Corp.                             1,191           65,850
Marathon Oil Corp.                           1,891           52,003
Murphy Oil Corp.                             1,218          104,967
Nabors Industries Inc.(1)                    2,505           88,852
Noble Affiliates Inc.                          639           23,132
Noble Drilling Corp.(1)                      1,026           36,146
Occidental Petroleum Corp.                   2,414           64,792
Phillips Petroleum Co.                       2,663          157,410
Rowan Companies Inc.(1)                      1,098           20,478
Sunoco Inc.                                  2,557           98,496
Transocean Sedco Forex Inc.                  1,524           42,687
Unocal Corp.                                 1,584           56,913
Valero Energy Corp.                            692           29,638
-------------------------------------------------------------------
                                                          3,929,877
-------------------------------------------------------------------

OIL & GAS SERVICES - 0.50%
-------------------------------------------------------------------
Baker Hughes Inc.                            1,975           69,737
BJ Services Co.(1)                           1,265           41,935
Cooper Cameron Corp.(1)                        491           22,046
GlobalSantaFe Corp.                            833           23,032
Grant Prideco Inc.(1)                        1,147           14,349
Halliburton Co.                              2,387           39,290
Schlumberger Ltd.                            3,808          221,664
Smith International Inc.(1)                    420           27,153
Varco International Inc.(1)                    889           14,224
Weatherford International Inc.(1)            2,663          122,764
-------------------------------------------------------------------
                                                            596,194
-------------------------------------------------------------------

LIFEPATH 2030 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                    Shares           Value
-------------------------------------------------------------------

PACKAGING & CONTAINERS - 0.13%
-------------------------------------------------------------------
Bemis Co.                                      891      $    50,751
Pactiv Corp.(1)                              1,261           23,997
Sealed Air Corp.(1)                            676           30,406
Smurfit-Stone Container Corp.(1)             1,232           20,094
Sonoco Products Co.                            896           24,774
-------------------------------------------------------------------
                                                            150,022
-------------------------------------------------------------------

PHARMACEUTICALS - 5.28%
-------------------------------------------------------------------
Abbott Laboratories                          9,918          560,863
Abgenix Inc.(1)                              1,046           18,880
Allergan Inc.                                  992           64,321
American Home Products Corp.                 8,655          550,025
Bristol-Myers Squibb Co.                    12,409          583,223
Cardinal Health Inc.                         3,090          204,218
DENTSPLY International Inc.                    870           28,858
Forest Laboratories Inc."A"(1)               1,475          117,292
ICN Pharmaceuticals Inc.                       862           24,007
IVAX Corp.(1)                                1,396           23,732
King Pharmaceuticals Inc.(1)                 2,178           67,649
Lilly (Eli) and Co.                          7,276          551,011
MedImmune Inc.(1)                            2,150           88,645
Merck & Co. Inc.                            14,666          899,466
Mylan Laboratories Inc.                      1,766           53,651
Omnicare Inc.                                2,118           44,796
Pfizer Inc.                                 40,756        1,669,366
Pharmacia Corporation                        8,513          349,459
Schering-Plough Corp.                        9,750          336,278
Sepracor Inc.(1)                               622           26,758
Sybron Dental Specialties Inc.(1)            1,406           26,700
Tanox Inc.(1)                                  676            9,315
Watson Pharmaceuticals Inc.(1)               1,015           29,719
-------------------------------------------------------------------
                                                          6,328,232
-------------------------------------------------------------------

PIPELINES - 0.22%
-------------------------------------------------------------------
Dynegy Inc."A"                               2,057           52,597
El Paso Corp.                                4,127          161,283
Williams Companies Inc.                      3,020           46,659
-------------------------------------------------------------------
                                                            260,539
-------------------------------------------------------------------

PUBLISHING - 0.00%
-------------------------------------------------------------------
Golden Books Family Entertainment
   Inc. Warrants (Expires 01/27/03)              1                -
-------------------------------------------------------------------
                                                                  -
-------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 0.91%
-------------------------------------------------------------------
Apartment Investment &
   Management Co."A"                         2,045           92,393
Archstone-Smith Trust                        1,971           51,009
Arden Realty Inc.                            2,216           56,951
AvalonBay Communities Inc.                   1,154           53,246
Boston Properties Inc.                       1,172           44,149
CarrAmerica Realty Corp.                     1,774           52,865
Crescent Real Estate Equities Co.            2,271           40,901
Duke-Weeks Realty Corp.                      1,751           41,674
Equity Office Properties Trust               2,657           76,256
Equity Residential Properties Trust          2,226           59,991
Highwoods Properties Inc.                    3,046           81,602
Host Marriott Corp.                          2,886           31,169
Kimco Realty Corp.                           1,963           60,892
Mack-Cali Realty Corp.                       3,493          109,855
Public Storage Inc.                          2,715           99,803
Rouse Co.                                    1,807           53,885
Senior Housing Properties Trust                  1                4
Simon Property Group Inc.                      877           26,994
Vornado Realty Trust                         1,229           51,372
-------------------------------------------------------------------
                                                          1,085,011
-------------------------------------------------------------------

RETAIL - 4.59%
-------------------------------------------------------------------
Abercrombie & Fitch Co."A"(1)                1,029           27,413
Amazon.com Inc.(1)                           1,911           26,945
AutoNation Inc.(1)                           3,167           39,556
AutoZone Inc.(1)                               843           55,941
Barnes & Noble Inc.(1)                         618           19,152
Bed Bath & Beyond Inc.(1)                    2,758           92,117
Best Buy Co. Inc.(1)                         1,437           96,854
Big Lots Inc.                                1,199           15,107
BJ's Wholesale Club Inc.(1)                  1,016           41,808
Borders Group Inc.(1)                          886           18,952
Brinker International Inc.(1)                  768           26,373
CDW Computer Centers Inc.(1)                   472           24,922
Circuit City Stores Inc.                     1,434           25,640
CVS Corp.                                    2,442           66,715
Darden Restaurants Inc.                      2,316           97,920
Dollar General Corp.                         2,206           32,539
Dollar Tree Stores Inc.(1)                     836           26,785
eBay Inc.(1)                                 1,288           67,040
Family Dollar Stores Inc.                    2,056           67,519
Federated Department Stores Inc.(1)          1,329           55,698
FreeMarkets Inc.(1)                          1,184           23,017
Gap Inc. (The)                               5,400           64,638
Golden State Bancorp Inc.(1)                   900            1,089
Home Depot Inc.                             14,863          743,150
Intimate Brands Inc.                           846           16,353
Kohls Corp.(1)                               2,162          146,303
Limited Inc.                                 2,749           49,509
Lowe's Companies Inc.                        5,024          227,336
May Department Stores Co.                    2,244           82,220
McDonald's Corp.                             7,392          192,931
Nordstrom Inc.                                 986           25,104
Office Depot Inc.(1)                         4,302           81,781
Outback Steakhouse Inc.(1)                     951           33,913
Payless Shoesource Inc.(1)                     421           25,024
Penney (J.C.) Company Inc.                   2,374           46,388
Pier 1 Imports Inc.                          1,291           25,781
RadioShack Corp.                             1,262           34,629
Rite Aid Corp.(1)                            3,498           11,683
Ross Stores Inc.                               676           24,377
Saks Inc.(1)                                 1,048           12,052

LIFEPATH 2030 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                       Shares         Value
-------------------------------------------------------------------

RETAIL (Continued)
-------------------------------------------------------------------
Sears, Roebuck and Co.                       1,992       $  104,739
Staples Inc.(1)                              3,136           61,685
Starbucks Corp.(1)                           2,553           58,745
Target Corp.                                 5,663          237,280
Tiffany & Co.                                1,088           35,697
TJX Companies Inc.                           1,767           67,093
Toys R Us Inc.(1)                            1,320           23,509
Tricon Global Restaurants Inc.(1)              990           58,539
Walgreen Co.                                 6,866          276,288
Wal-Mart Stores Inc.                        28,182        1,747,566
Wendy's International Inc.                   1,067           33,088
-------------------------------------------------------------------
                                                          5,496,503
-------------------------------------------------------------------

SEMICONDUCTORS - 2.62%
-------------------------------------------------------------------
Advanced Micro Devices Inc.(1)               2,029           27,392
Altera Corp.(1)                              2,699           51,470
Analog Devices Inc.(1)                       2,254           83,871
Applied Materials Inc.(1)                    5,069          220,349
Applied Micro Circuits Corp.(1)              1,888           14,519
Atmel Corp.(1)                               2,354           17,019
Axcelis Technologies Inc.(1)                 1,231           15,031
Broadcom Corp. "A"(1)                        2,265           69,422
Cirrus Logic Inc.(1)                           614            9,474
Conexant Systems Inc.(1)                     1,733           17,746
Cree Inc.(1)                                   719           10,116
Cypress Semiconductor Corp.(1)                 791           15,701
Integrated Device Technology Inc.(1)         1,282           32,781
Intel Corp.                                 42,204        1,204,924
International Rectifier Corp.(1)               391           14,358
Intersil Corp. "A"(1)                          380           10,541
KLA-Tencor Corp.(1)                          1,298           75,167
Lam Research Corp.(1)                        2,677           57,930
Lattice Semiconductor Corp.(1)               2,130           36,593
Linear Technology Corp.                      2,366           87,140
LSI Logic Corp.(1)                           2,659           39,858
Maxim Integrated Products Inc.(1)            2,365          108,222
Microchip Technology Inc.(1)                   915           31,275
Micron Technology Inc.(1)                    5,316          170,909
Mykrolis Corp.(1)                              279            2,956
National Semiconductor Corp.(1)              1,302           32,745
Novellus Systems Inc.(1)                     1,020           43,442
NVIDIA Corp.(1)                              1,130           57,641
QLogic Corp.(1)                                676           25,181
Rambus Inc.(1)                                 641            4,391
Silicon Laboratories Inc.(1)                   253            6,583
Teradyne Inc.(1)                             1,251           41,921
Texas Instruments Inc.                      12,777          375,005
Varian Semiconductor Equipment
   Associates Inc.(1)                        1,459           49,635
Vitesse Semiconductor Corp.(1)               1,199            8,417
Xilinx Inc.(1)                               2,088           75,001
-------------------------------------------------------------------
                                                          3,144,726
-------------------------------------------------------------------

SOFTWARE - 3.64%
-------------------------------------------------------------------
Adobe Systems Inc.                           1,553           56,498
Ariba Inc.(1)                                1,184            5,245
Ascential Software Corp.(1)                  2,019            7,874
Autodesk Inc.                                1,028           45,407
Automatic Data Processing Inc.               4,373          230,501
BEA Systems Inc.(1)                          2,660           33,809
BMC Software Inc.(1)                         1,862           29,885
BroadVision Inc.(1)                          1,719            3,283
Cadence Design Systems Inc.(1)               2,345           49,597
Certegy Inc.(1)                              1,144           42,500
ChoicePoint Inc.(1)                            725           38,570
Citrix Systems Inc.(1)                       1,340           20,328
CMGI Inc.(1)                                 1,338            1,967
Computer Associates International
   Inc.                                      5,161           84,021
Compuware Corp.(1)                           2,593           29,586
DoubleClick Inc.(1)                          1,134           12,213
eFunds Corp.(1)                              1,666           29,122
Electronic Arts Inc.(1)                      1,040           55,973
First Data Corp.                             2,514          204,941
Fiserv Inc.(1)                               1,594           68,128
Global Payments Inc.                         1,047           32,007
i2 Technologies Inc.(1)                      1,715            9,347
IMS Health Inc.                              1,901           38,020
InfoSpace Inc.(1)                            1,888            2,549
Inktomi Corp.(1)                               719            3,142
Internet Capital Group Inc.(1)                 930              716
Intuit Inc.(1)                               1,916           72,597
Keane Inc.(1)                                  759           12,144
Legato Systems Inc.(1)                         934            9,013
Macromedia Inc.(1)                             400            7,000
Mercury Interactive Corp.(1)                   876           29,679
Micromuse Inc.(1)                              719            6,514
Microsoft Corp.(1)                          34,627        2,020,139
NDCHealth Corp.                                962           32,746
Network Associates Inc.(1)                   1,413           33,516
Novell Inc.(1)                               2,244            9,178
Openwave Systems Inc.(1)                     1,792           10,017
Oracle Corp.(1)                             35,489          589,827
Parametric Technology Corp.(1)               2,243           16,508
PeopleSoft Inc.(1)                           2,149           62,471
Rational Software Corp.(1)                   1,405           26,077
RealNetworks Inc.(1)                         1,519            8,279
Reynolds & Reynolds Co. "A"                  1,635           47,987
Siebel Systems Inc.(1)                       3,277           90,970
Sybase Inc.(1)                               1,622           27,363
Symantec Corp.(1)                            1,178           42,479
Total System Services Inc.                     462           10,672
Vignette Corp.(1)                            1,269            3,553
Yahoo! Inc.(1)                               3,872           55,989
-------------------------------------------------------------------
                                                          4,359,947
-------------------------------------------------------------------

LIFEPATH 2030 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                    Shares            Value
-------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT - 0.67%
-------------------------------------------------------------------
ADC Telecommunications Inc.(1)               5,033     $     18,119
ADTRAN Inc.(1)                                 240            5,784
Advanced Fibre Communications
   Inc.(1)                                     618           10,043
American Tower Corp.(1)                      4,697           22,733
Andrew Corp.(1)                              1,138           19,130
Avaya Inc.(1)                                1,822            9,748
CIENA Corp.(1)                               2,652           20,580
CommScope Inc.(1)                              696           11,484
Comverse Technology Inc.(1)                  1,113           17,418
Harris Corp.                                 1,292           44,251
JDS Uniphase Corp.(1)                       10,596           51,391
Lucent Technologies Inc.                    21,201          118,514
Motorola Inc.                               16,346          212,498
QUALCOMM Inc.(1)                             4,980          165,585
RF Micro Devices Inc.(1)                     1,388           21,708
Scientific-Atlanta Inc.                      1,184           26,486
Tellabs Inc.(1)                              2,629           26,974
Williams Communications Group
   Inc.(1)                                   2,465              320
-------------------------------------------------------------------
                                                            802,766
-------------------------------------------------------------------

TELECOMMUNICATIONS - 1.35%
-------------------------------------------------------------------
Adaptec Inc.(1)                                742            8,459
Adelphia Business Solutions Inc.(1)            647               52
Anixter International Inc.(1)                  349            9,029
AT&T Wireless Services Inc.(1)              18,456          186,221
Broadwing Inc.(1)                            3,665           23,016
Corning Inc.                                 5,841           39,310
Cox Communications Inc.  "A "(1)             3,198          117,846
EchoStar Communications Corp.(1)             2,700           70,524
General Motors Corp.  "H "(1)                5,903           87,069
Leap Wireless International Inc.(1)          1,641            7,729
Level 3 Communications Inc.(1)               1,423            4,297
McLeodUSA Inc.  "A "(1)                      2,364              426
Metromedia Fiber Network Inc.  "A "(1)       1,973              612
Nextel Communications Inc.  "A "(1)          5,089           25,394
NTL Inc.(1)                                    896              161
Qwest Communications International
   Inc.                                     12,282          106,853
Sprint Corp. (PCS Group)(1)                  6,188           57,239
Verizon Communications Inc.                 18,728          876,470
-------------------------------------------------------------------
                                                          1,620,707
-------------------------------------------------------------------

TELEPHONE - 1.84%
-------------------------------------------------------------------
Alltel Corp.                                 2,430          135,230
AT&T Corp.                                  23,713          368,500
BellSouth Corp.                             13,215          512,213
CenturyTel Inc.                              1,227           40,736
SBC Communications Inc.                     22,157          838,421
Sprint Corp. (FON Group)                     5,773           81,342
Telephone & Data Systems Inc.                  915           79,742
WorldCom Inc.(1)                            19,574          147,196
-------------------------------------------------------------------
                                                          2,203,380
-------------------------------------------------------------------

TEXTILES - 0.05%
-------------------------------------------------------------------
Cintas Corp.                                 1,402      $    62,095
-------------------------------------------------------------------
                                                             62,095
-------------------------------------------------------------------

TOBACCO - 0.70%
-------------------------------------------------------------------
Philip Morris Companies Inc.                13,548          713,438
R.J. Reynolds Tobacco Holdings Inc.          1,320           86,658
UST Inc.                                     1,212           42,250
-------------------------------------------------------------------
                                                            842,346
-------------------------------------------------------------------

TOYS / GAMES / HOBBIES - 0.08%
-------------------------------------------------------------------
Hasbro Inc.                                  1,471           21,050
Mattel Inc.                                  3,944           74,739
-------------------------------------------------------------------
                                                             95,789
-------------------------------------------------------------------

TRANSPORTATION - 0.46%
-------------------------------------------------------------------
Airborne Inc.                                  867           15,675
Alexander & Baldwin Inc.                     1,545           38,254
Burlington Northern Santa Fe Corp.           2,445           70,954
CNF Transportation Inc.                      1,153           35,755
CSX Corp.                                    1,337           50,458
FedEx Corp.(1)                               1,980          114,563
Kansas City Southern Industries Inc.         3,589           51,466
Norfolk Southern Corp.                       3,013           71,679
Union Pacific Corp.                          1,619           98,225
-------------------------------------------------------------------
                                                            547,029
-------------------------------------------------------------------

TRUCKING & LEASING - 0.03%
-------------------------------------------------------------------
GATX Corp.                                   1,003           30,712
-------------------------------------------------------------------
                                                             30,712
-------------------------------------------------------------------

WATER - 0.07%
-------------------------------------------------------------------
American Water Works Inc.                    2,064           88,979
-------------------------------------------------------------------
                                                             88,979
-------------------------------------------------------------------

TOTAL U.S. COMMON STOCKS
-------------------------------------------------------------------
(Cost:$69,746,117)                                       76,094,463
-------------------------------------------------------------------

INTERNATIONAL COMMON STOCKS - 19.98%

AUSTRALIA - 1.04%
-------------------------------------------------------------------
Coles Myer Ltd. ADR                          4,129          149,470
National Australia Bank ADR                  4,594          423,107
News Corporation Ltd. ADR                    3,539           90,528
Rio Tinto PLC ADR                            3,888          310,846
Westpac Banking Corp. ADR                    6,568          278,155
-------------------------------------------------------------------
                                                          1,252,106
-------------------------------------------------------------------

CANADA - 0.30%
-------------------------------------------------------------------
Alcan Aluminum Ltd.                          2,986          121,052
Barrick Gold Corp.                           2,835           51,172

LIFEPATH 2030 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                    Shares            Value
-------------------------------------------------------------------
CANADA (Continued)

Inco Ltd.(1)                                 1,459      $    27,181
Nortel Networks Corp.                       20,819          105,552
Placer Dome Inc.                             4,086           47,479
-------------------------------------------------------------------
                                                            352,436
-------------------------------------------------------------------

DENMARK - 1.05%
-------------------------------------------------------------------
Novo-Nordisk A/S ADR                        26,650        1,040,683
TDC A/S ADR                                 13,385          210,145
-------------------------------------------------------------------
                                                          1,250,828
-------------------------------------------------------------------

FINLAND - 0.31%
-------------------------------------------------------------------
Nokia OYJ ADR                               18,091          375,750
-------------------------------------------------------------------
                                                            375,750
-------------------------------------------------------------------

FRANCE - 2.60%
-------------------------------------------------------------------
Alcatel SA ADR                              16,188          221,614
Aventis SA ADR                               9,661          716,363
AXA-UAP ADR                                 18,158          334,834
France Telecom SA ADR                        2,568           67,282
LVMH Moet-Hennessy Louis Vuitton
   ADR                                      20,445          191,365
Total Fina SA ADR                           20,066        1,475,854
Total Fina SA Warrants
   (Expires 08/08/03)                           81            2,147
Vivendi Universal SA ADR                     2,837          109,792
-------------------------------------------------------------------
                                                          3,119,251
-------------------------------------------------------------------

GERMANY - 0.85%
-------------------------------------------------------------------
DaimlerChrysler AG                          16,284          649,406
Deutsche Telekom AG ADR                     15,279          215,281
SAP AG ADR                                   4,658          159,164
-------------------------------------------------------------------
                                                          1,023,851
-------------------------------------------------------------------

IRELAND - 0.40%
-------------------------------------------------------------------
Allied Irish Banks PLC ADR                  21,737          481,692
-------------------------------------------------------------------
                                                            481,692
-------------------------------------------------------------------

ITALY - 0.64%
-------------------------------------------------------------------
Benetton Group SpA ADR                       9,307          226,160
ENI-Ente Nazionale Idrocarburi SpA
   ADR                                       2,928          203,467
Fiat SpA ADR                                 8,551          107,480
San Paolo-IMI SpA ADR                       11,488          231,483
-------------------------------------------------------------------
                                                            768,590
-------------------------------------------------------------------

JAPAN - 4.33%
-------------------------------------------------------------------
Canon Inc. ADR                               7,000          242,480
Fuji Photo Film Co. Ltd. ADR                 5,276          168,410
Hitachi Ltd. ADR                             3,187          199,219
Honda Motor Company Ltd. ADR                14,248          283,678
Ito-Yokado Co. Ltd. ADR                      6,507      $   257,352
Japan Air Lines ADR                         34,938          185,171
Kirin Brewery Co. Ltd. ADR                   5,186          332,008
Kubota Corp. ADR                             6,003          331,666
Kyocera Corp. ADR                            2,233          132,864
Makita Corp. ADR                             6,620           39,720
Matsushita Electric Industrial Co. Ltd.
   ADR                                      16,391          197,675
Mitsubishi Corp. ADR                        18,804          260,435
Mitsui & Co. ADR                             2,547          280,170
NEC Corp. ADR                               24,095          174,689
Nippon Telegraph & Telephone Corp.
   ADR                                      12,951          207,346
Nissan Motor Co. Ltd. ADR                   22,442          287,931
Pioneer Corp. ADR                            9,099          172,790
Ricoh Corp. Ltd. ADR                         2,769          243,672
Sony Corp. ADR                               4,291          198,244
Tokio Marine and Fire Insurance Co.
   Ltd. ADR                                 14,316          511,081
Toyota Motor Corp. ADR                       9,313          479,154
-------------------------------------------------------------------
                                                          5,185,755
-------------------------------------------------------------------

NETHERLANDS - 2.52%
-------------------------------------------------------------------
Abn Amro Holding NV ADR                     17,633          309,812
Aegon NV ADR                                 8,731          188,590
Akzo Nobel NV ADR                            5,022          223,127
Elsevier NV ADR                             15,753          401,702
ING Groep NV ADR                             6,908          164,203
Koninklijke Ahold NV ADR                    12,337          287,575
Koninklijke (Royal) Philips Electronics
   NV - NY Shares(1)                         9,058          235,146
Royal Dutch Petroleum Co.                    7,000          361,181
Royal Dutch Petroleum Co. - NY

   Shares                                   12,532          643,769
Unilever NV - NY Shares                      3,561          207,535
-------------------------------------------------------------------
                                                          3,022,640
-------------------------------------------------------------------

NEW ZEALAND - 0.06%
-------------------------------------------------------------------
Telecom Corp. of New Zealand Ltd.
   ADR                                       4,215           72,835
-------------------------------------------------------------------
                                                             72,835
-------------------------------------------------------------------

PORTUGAL - 0.08%
-------------------------------------------------------------------
Banco Comercial Portugues ADR                5,288           91,747
-------------------------------------------------------------------
                                                             91,747
-------------------------------------------------------------------

SINGAPORE - 0.04%
-------------------------------------------------------------------
Chartered Semiconductor
-------------------------------------------------------------------
   Manufacturing Ltd. ADR(1)                 2,111           47,455
-------------------------------------------------------------------
                                                             47,455
-------------------------------------------------------------------

LIFEPATH 2030 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

                                         Shares or
Security                               Face Amount            Value
-------------------------------------------------------------------

SPAIN - 0.79%
-------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria SA
ADR                                         16,643      $   193,725
Banco Santander Central Hispano SA
ADR                                         48,205          385,158
Repsol SA ADR                               10,083          123,416
Telefonica SA ADR                            7,230          253,692
-------------------------------------------------------------------
                                                            955,991

SWEDEN - 0.16%
-------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson AB
ADR(1)                                      44,305          186,967
-------------------------------------------------------------------
                                                            186,967
-------------------------------------------------------------------

SWITZERLAND - 0.38%
-------------------------------------------------------------------
Adecco SA ADR                               11,739          174,911
Novartis AG                                  6,000          227,939
Sulzer Medica ADR                            6,081           46,459
-------------------------------------------------------------------
                                                            449,309
-------------------------------------------------------------------

UNITED KINGDOM - 4.43%
-------------------------------------------------------------------
AstraZeneca PLC ADR                         10,090          514,388
Barclays PLC ADR                             3,482          420,277
BP PLC ADR                                   9,282          459,923
British Sky Broadcasting PLC ADR             2,720          165,947
British Telecom PLC ADR(1)                   5,837          213,926
Cadbury Schweppes PLC ADR                   11,609          316,345
Diageo PLC ADR                              16,288          786,548
GlaxoSmithKline PLC ADR                     25,962        1,270,840
Hanson PLC ADR                               9,939          332,360
Hong Kong & Shanghai Banking ADR             3,025          169,582
Reuters Group PLC ADR                        2,892          127,422
Vodafone Group PLC ADR                      28,506          541,614
-------------------------------------------------------------------
                                                          5,319,172
-------------------------------------------------------------------

TOTAL INTERNATIONAL COMMON
STOCKS
(Cost:$27,920,215)                                       23,956,375
-------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost:$97,666,332)                                      100,050,838
-------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS - 15.54%
U.S. Treasury Bonds
-------------------------------------------------------------------
  5.25%, 11/15/28                      $ 3,500,000        3,333,068
  7.25%, 05/15/16                          350,000          410,894
  7.50%, 1/15/16                           650,000          779,949
  7.88%, 02/15/21                           50,000           63,180
  8.13%, 08/15/19                          200,000          256,469
  8.13%, 05/15/21                          150,000          194,233
  8.50%, 02/15/20                          100,000          132,859
  8.75%, 05/15/17                          150,000          199,852
  8.75%, 05/15/20                          200,000      $   271,992
  9.13%, 05/15/18                          100,000          138,199
  9.38%, 02/15/06                          100,000          119,402
 10.00%, 05/15/10                          130,000          153,664
 10.38%, 11/15/12                          100,000          128,578
 10.63%, 08/15/15                          150,000          224,889
 10.75%, 08/15/05                          200,000          244,422
 11.25%, 02/15/15                          300,000          465,234
 11.75%, 11/15/14                          150,000          215,613
 12.00%, 08/15/13                          250,000          350,205
 12.50%, 08/15/14                          150,000          221,209
U.S. Treasury Notes
  3.00%, 01/31/04                        1,750,000        1,750,205
  3.88%, 06/30/03                        2,550,000        2,596,915
  4.75%, 02/15/04                        2,630,000        2,718,045
  5.00%, 02/15/11                          590,000          594,448
  5.25%, 08/15/03                          550,000          570,947
  5.63%, 05/15/08                        1,000,000        1,056,875
  5.75%, 08/15/03                          100,000          104,488
  5.88%, 11/15/05                          200,000          213,570
  6.50%, 05/15/05                          200,000          216,961
  6.88%, 05/15/06                          400,000          442,766
  7.00%, 07/15/06                          300,000          333,820
  7.25%, 08/15/04                          110,000          120,184
-------------------------------------------------------------------

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost:$18,231,640)                                       18,623,135
-------------------------------------------------------------------

SHORT TERM INSTRUMENTS - 11.80%
-------------------------------------------------------------------
Barclays Global Investors Funds
     Institutional Money Market
     Fund,
     Institutional Shares                8,849,028        8,849,028
Dreyfus Money Market Fund                2,461,334        2,461,334
Goldman Sachs Financial Square
     Prime Obligation Fund                 306,819          306,819
Providian Temp Cash Money Market
     Fund                                2,529,089        2,529,089
-------------------------------------------------------------------

TOTAL SHORT TERM INSTRUMENTS
(Cost:$14,146,271)                                       14,146,270
-------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES - 110.80%
(Cost$130,044,243)                                      132,820,243
-------------------------------------------------------------------

Other Assets, Less Liabilities - (10.80%)               (12,946,963)

NET ASSETS - 100.00%                                    119,873,280
===================================================================
(1) Non-income earning securities.



The accompanying notes are an integral part of these financial statements.

LIFEPATH 2040 MASTER PORTFOLIO
Schedule of Investments
February 28, 2002

Security                                    Shares            Value
-------------------------------------------------------------------

COMMON STOCKS - 94.07%

U.S. COMMON STOCKS - 73.51%

ADVERTISING - 0.22%
-------------------------------------------------------------------
Interpublic Group of Companies Inc.          2,064      $    56,141
Lamar Advertising Co.(1)                       789           31,473
Omnicom Group Inc.                           1,163          108,787
TMP Worldwide Inc.(1)                          586           16,361
-------------------------------------------------------------------
                                                            212,762
-------------------------------------------------------------------

AEROSPACE / DEFENSE - 0.99%
-------------------------------------------------------------------
Boeing Co.                                   4,724          217,115
General Dynamics Corp.                       1,335          121,325
Goodrich (B.F.) Co.                            784           23,402
L-3 Communications Holdings Inc.(1)            458           50,311
Lockheed Martin Corp.                        2,683          151,348
Northrop Grumman Corp.                         686           73,429
Raytheon Co.                                 2,258           87,362
Rockwell Collins                             1,248           29,016
United Technologies Corp.                    2,660          194,047
-------------------------------------------------------------------
                                                            947,355
-------------------------------------------------------------------
AIRLINES - 0.17%
-------------------------------------------------------------------
AMR Corp.(1)                                   978           25,526
Continental Airlines Inc.  "B"(1)              299            9,418
Delta Air Lines Inc.                           342           11,799
Northwest Airlines Corp.  "A"(1)               588            9,373
Southwest Airlines Co.                       4,422           93,348
U.S. Airways Group Inc.(1)                     586            3,118
UAL Corp.                                      634            8,128
-------------------------------------------------------------------
                                                            160,710
-------------------------------------------------------------------

APPAREL - 0.22%
-------------------------------------------------------------------
Jones Apparel Group Inc.(1)                  1,113           39,690
Liz Claiborne Inc.                             844           25,582
Nike Inc.  "B"                               1,857          109,303
VF Corp.                                       851           35,785
-------------------------------------------------------------------
                                                            210,360
-------------------------------------------------------------------

AUTO MANUFACTURERS - 0.41%
-------------------------------------------------------------------
Ford Motor Company                          10,040          149,395
General Motors Corp.  "A"                    3,093          163,867
Navistar International Corp.                   666           28,318
PACCAR Inc.                                    751           54,019
-------------------------------------------------------------------
                                                            395,599
-------------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.23%
-------------------------------------------------------------------
Dana Corp.                                   1,064           19,790
Delphi Automotive Systems Corp.              3,837           61,354
Goodyear Tire & Rubber Co.                   1,030           28,325
Lear Corp.(1)                                  968           43,270
TRW Inc.                                       879           44,170
Visteon Corp.                                1,332           18,888
-------------------------------------------------------------------
                                                            215,797
-------------------------------------------------------------------

BANKS - 5.45%
-------------------------------------------------------------------
AmSouth Bancorp                              2,733      $    57,803
Associated Bancorp                           1,327           48,648
Astoria Financial Corp.                      1,830           54,552
Bank of America Corp.                        9,479          606,182
Bank of New York Co. Inc.                    4,017          151,200
Bank One Corp.                               6,825          244,608
Banknorth Group Inc.                         2,013           50,305
BB&T Corp.                                   2,952          109,254
Charter One Financial Inc.                   2,073           63,144
Comerica Inc.                                  905           54,164
Commerce Bancshares Inc.                     1,075           44,870
Compass Bancshares Inc.                      1,762           52,772
Fifth Third Bancorp                          3,362          214,361
First Tennessee National Corp.               1,744           60,168
First Virginia Banks Inc.                      876           46,305
FleetBoston Financial Corp.                  5,894          196,742
Golden West Financial Corp.                    896           57,120
Greenpoint Financial Corp.                   1,051           46,244
Huntington Bancshares Inc.                   2,961           54,630
JP Morgan Chase & Co.                       12,160          355,680
KeyCorp                                      2,593           65,032
M&T Bank Corp.                               1,120           85,680
Marshall & Ilsley Corp.                      1,445           88,131
Mellon Financial Corp.                       2,500           90,000
Mercantile Bankshares Corp.                  1,030           45,124
National City Corp.                          3,783          107,891
National Commerce Financial Corp.            2,159           56,890
North Fork Bancorp                           2,289           79,154
Northern Trust Corp.                         1,096           59,316
PNC Financial Services Group                 1,748           96,035
Popular Inc.                                 1,708           49,566
Regions Financial Corp.                      1,848           60,060
SouthTrust Corp.                             2,555           64,565
Sovereign Bancorp Inc.                       4,478           56,736
State Street Corp.                           1,697           86,038
SunTrust Banks Inc.                          1,474           92,552
Synovus Financial Corp.                      2,204           64,577
TCF Financial Corp.                            788           40,503
U.S. Bancorp                                12,334          257,164
Union Planters Corp.                         1,362           63,415
UnionBanCal Corp.                            1,689           64,182
Wachovia Corp.                               7,670          254,874
Washington Mutual Inc.                       5,652          183,860
Wells Fargo & Company                        9,149          429,088
Wilmington Trust Corp.                         594           38,960
Zions Bancorp                                  898           47,459
-------------------------------------------------------------------
                                                          5,195,604
-------------------------------------------------------------------

BEVERAGES - 1.53%
-------------------------------------------------------------------
Anheuser-Busch Companies Inc.                4,135          210,265
Brown-Forman Corp. "B"                         491           33,363
Coca-Cola Co.                               13,482          638,912
Coca-Cola Enterprises Inc.                   2,927           51,018
Coors (Adolf) Company "B"                      199           12,041
Pepsi Bottling Group Inc.                      200            4,970
PepsiAmericas Inc.                           1,340           18,385

LIFEPATH 2040 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                     Shares          Value
-------------------------------------------------------------------

BEVERAGES (Continued)
-------------------------------------------------------------------
PepsiCo Inc.                                 9,778       $  493,789
-------------------------------------------------------------------
                                                          1,462,743
-------------------------------------------------------------------

BIOTECHNOLOGY - 0.99%
-------------------------------------------------------------------
Amgen Inc.(1)                                6,374          369,565
Applera Corp. - Celera Genomics Group(1)       884           17,857
Biogen Inc.(1)                               1,082           57,508
Chiron Corp.(1)                              1,290           56,012
CuraGen Corp.(1)                               535            8,897
Genentech Inc.(1)                            1,755           82,836
Genzyme Corp. - General Division(1)          1,581           70,165
Human Genome Sciences Inc.(1)                  786           16,129
IDEC Pharmaceuticals Corp.(1)                1,246           78,274
Immunex Corp.(1)                             3,137           90,157
Immunomedics Inc.(1)                           510            8,471
Invitrogen Corp.(1)                            680           31,035
Millennium Pharmaceuticals Inc.(1)           1,805           33,898
Protein Design Labs Inc.(1)                    910           14,442
XOMA Ltd.(1)                                   611            4,912
-------------------------------------------------------------------
                                                            940,158
-------------------------------------------------------------------

BUILDING MATERIALS - 0.16%
-------------------------------------------------------------------
American Standard Companies Inc.(1)            455           29,711
Masco Corp.                                  3,096           86,905
Vulcan Materials Co.                           812           39,244
-------------------------------------------------------------------
                                                            155,860
-------------------------------------------------------------------

CHEMICALS - 1.02%
-------------------------------------------------------------------
Air Products & Chemicals Inc.                1,529           74,156
Ashland Inc.                                   724           31,414
Cabot Corp.                                  1,046           34,183
Dow Chemical Co.                             5,109          159,810
Du Pont (E.I.) de Nemours                    5,925          277,527
Eastman Chemical Co.                           517           22,748
Engelhard Corp.                              1,008           29,000
Great Lakes Chemical Corp.                     420            9,891
Hercules Inc.(1)                             1,041           13,013
IMC Global Inc.                              1,283           17,064
Lyondell Chemical Co.                        2,522           39,419
PPG Industries Inc.                          1,033           53,045
Praxair Inc.                                 1,038           60,100
Rohm & Haas Co."A"                           1,452           55,771
Sherwin-Williams Co.                         1,098           29,009
Sigma-Aldrich Corp.                            892           40,666
Solutia Inc.                                 1,540           10,472
Vertex Pharmaceuticals Inc.(1)                 657           14,329
-------------------------------------------------------------------
                                                            971,617
-------------------------------------------------------------------

COAL - 0.02%
-------------------------------------------------------------------
Massey Energy Co.                            1,173           16,586
-------------------------------------------------------------------
                                                             16,586
-------------------------------------------------------------------

COMMERCIAL SERVICES - 1.20%
-------------------------------------------------------------------
Apollo Group Inc."A"(1)                      1,037           50,346
Block (H & R) Inc.                           1,996         $100,698
Caremark Rx Inc.(1)                          2,115           36,907
Cendant Corp.(1)                             6,201          107,959
Comdisco Inc.(1)                             1,562              578
Concord EFS Inc.(1)                          3,682          110,570
Convergys Corp.(1)                           1,148           35,003
Deluxe Corp.                                 1,275           60,435
Donnelley (R.R.) & Sons Co.                  1,010           28,896
Dun & Bradstreet Corp.(1)                      795           31,164
Ecolab Inc.                                    931           43,599
Equifax Inc.                                 1,089           32,670
First Health Group Corp.(1)                  1,730           39,755
Iron Mountain Inc.(1)                        1,452           46,420
KPMG Consulting Inc.(1)                      1,733           30,379
Manpower Inc.                                1,060           35,542
McKesson Corp.                               1,911           67,363
Moody's Corp.                                1,133           41,921
Paychex Inc.                                 2,443           90,269
Quintiles Transnational Corp.(1)               835           13,869
Robert Half International Inc.(1)            1,795           46,688
Servicemaster Co.                            3,130           42,474
Valassis Communications Inc.(1)                688           26,460
Viad Corp.                                   1,125           28,012
-------------------------------------------------------------------
                                                          1,147,977
-------------------------------------------------------------------

COMPUTERS - 3.79%
-------------------------------------------------------------------
Apple Computer Inc.(1)                       2,196           47,653
Art Technology Group Inc.(1)                   560            1,378
Brocade Communications Systems  Inc.(1)      1,829           40,183
Ceridian Corp.(1)                            1,038           19,307
Cisco Systems Inc.(1)                       43,015          613,824
Commerce One Inc.(1)                         1,046            1,757
Compaq Computer Corp.                       10,917          110,698
Computer Sciences Corp.(1)                   1,102           52,356
Dell Computer Corp.(1)                      15,795          389,979
Diebold Inc.                                 1,389           50,698
DST Systems Inc.(1)                            764           31,851
Echelon Corp.(1)                               560            8,904
Electronic Data Systems Corp.                2,929          172,899
EMC Corp.(1)                                13,060          142,354
Enterasys Networks Inc.(1)                   1,191            4,228
Extreme Networks Inc.(1)                     1,148            7,221
Foundry Networks Inc.(1)                       993            5,581
Gateway Inc.(1)                              2,326           10,700
Hewlett-Packard Co.                         11,610          233,593
International Business Machines Corp.       10,182          999,058
Juniper Networks Inc.(1)                     1,682           15,676
Lexmark International Group Inc."A"(1)         999           49,660
Manhattan Associates Inc.(1)                   179            5,379
McDATA Corp."A "(1)                          1,040           16,390
NCR Corp.(1)                                   990           41,382
Network Appliance Inc.(1)                    2,344           37,481
ONI Systems Inc.(1)                            917            5,007
Palm Inc.(1)                                 3,482           10,516

LIFEPATH 2040 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                          Shares      Value
-------------------------------------------------------------------

COMPUTERS (Continued)
-------------------------------------------------------------------
Portal Software Inc.(1)                        510        $     780
Quantum DLT & Storage Group(1)               1,759           15,655
Redback Networks Inc.(1)                     1,199            3,705
Riverstone Networks Inc.(1)                    611            2,334
SanDisk Corp.(1)                               382            5,619
Sapient Corp.(1)                               866            3,802
Sun Microsystems Inc.(1)                    19,538          166,268
SunGard Data Systems Inc.(1)                 2,081           64,240
Synopsys Inc.(1)                               815           38,386
3Com Corp.(1)                                5,720           27,456
Unisys Corp.(1)                              2,112           23,443
VeriSign Inc.(1)                             2,115           50,189
Veritas Software Corp.(1)                    2,434           86,383
-------------------------------------------------------------------
                                                          3,613,973
-------------------------------------------------------------------

COSMETICS/PERSONAL CARE - 1.39%
-------------------------------------------------------------------
Alberto-Culver Co. "B"                         582           30,305
Avon Products Inc.                           1,461           75,519
Colgate-Palmolive Co.                        3,126          174,993
Estee Lauder Companies Inc. "A"                783           24,430
Gillette Co.                                 6,052          206,918
International Flavors & Fragrances
   Inc.                                        750           25,837
Kimberly-Clark Corp.                         2,740          171,524
Procter & Gamble Co.                         7,248          614,558
-------------------------------------------------------------------
                                                          1,324,084
-------------------------------------------------------------------

DISTRIBUTION/WHOLESALE - 0.27%
-------------------------------------------------------------------
Costco Wholesale Corp.(1)                    3,054          126,008
Fastenal Co.                                   360           26,906
Genuine Parts Co.                            1,171           42,777
Grainger (W.W.) Inc.                           971           57,551
-------------------------------------------------------------------
                                                            253,242
-------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES - 4.65%
-------------------------------------------------------------------
American Express Co.                         7,384          269,147
AmeriCredit Corp.(1)                           917           21,412
Bear Stearns Companies Inc.                    741           40,822
Capital One Financial Corp.                  1,379           67,943
Citigroup Inc.                              31,516        1,426,099
Countrywide Credit Industries Inc.             971           39,860
E*TRADE Group Inc.(1)                        2,318           18,776
Edwards (A.G.) Inc.                            884           36,111
Fannie Mae                                   5,482          428,966
Franklin Resources Inc.                      1,812           74,038
Freddie Mac                                  4,165          265,477
Goldman Sachs Group Inc. (The)               3,271          264,755
Household International Inc.                 2,987          153,830
John Nuveen Co. "A"                          1,239           65,047
Knight Trading Group Inc.(1)                 1,351           10,754
Labranche & Co. Inc.(1)                        840           26,250
Legg Mason Inc.                                856           44,872
Lehman Brothers Holdings Inc.                1,608           90,852
MBNA Corp.                                   5,478          189,977
Merrill Lynch & Co. Inc.                     5,065          242,867
Morgan Stanley Dean Witter & Co.             6,590          323,701
Neuberger Berman Inc.                          540           22,799
Providian Financial Corp.                    2,109            8,204
Schwab (Charles) Corp.                       8,859          115,521
Stilwell Financial Inc.                      1,385           31,592
T. Rowe Price Group Inc.                     1,027           40,885
USA Education Inc.                           1,180          109,445
-------------------------------------------------------------------
                                                          4,430,002
-------------------------------------------------------------------

ELECTRIC - 1.54%
-------------------------------------------------------------------
AES Corp.(1)                                 3,181           16,414
Ameren Corp.                                   942           38,377
American Electric Power Inc.                 2,172           95,242
Calpine Corp.(1)                             1,835           13,487
Cinergy Corp.                                1,273           40,481
CMS Energy Corp.                             1,092           23,806
Consolidated Edison Inc.                     1,518           61,934
Constellation Energy Group Inc.              1,058           30,555
Dominion Resources Inc.                      1,339           78,037
DTE Energy Co.                               1,351           55,958
Duke Energy Corp.                            4,390          154,967
Edison International(1)                      2,419           38,220
Entergy Corp.                                1,652           68,195
Exelon Corp.                                 1,720           84,762
FirstEnergy Corp.                            2,717           99,442
FPL Group Inc.                               1,024           54,385
Mirant Corp.(1)                              1,666           14,461
NiSource Inc.                                1,046           21,956
PG&E Corp.(1)                                2,141           45,411
Pinnacle West Capital Corp.                    738           29,933
PPL Corp.                                    1,040           33,914
Progress Energy Inc.                         1,077           48,185
Public Service Enterprise Group Inc.         1,009           42,550
Reliant Energy Inc.                          2,015           41,912
Southern Co.                                 3,794           96,368
TXU Corp.                                    1,708           86,886
Xcel Energy Inc.                             2,263           53,520
-------------------------------------------------------------------
                                                          1,469,358
-------------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT - 0.20%
-------------------------------------------------------------------
American Power Conversion Corp.(1)           1,970           25,787
Emerson Electric Co.                         2,021          116,389
Molex Inc.                                   1,311           38,806
Power-One Inc.(1)                              789            5,547
-------------------------------------------------------------------
                                                            186,529
-------------------------------------------------------------------

ELECTRONICS - 0.63%
-------------------------------------------------------------------
Agilent Technologies Inc.(1)                 2,861           89,120
Applera Corp. - Applied Biosystems
   Group                                     1,486           33,584
Arrow Electronics Inc.(1)                    1,064           28,515
Avnet Inc.                                   1,098           28,833
AVX Corp.                                      534            9,649
Jabil Circuit Inc.(1)                        1,155           21,541
Johnson Controls Inc.                          811           71,984
KEMET Corp.(1)                               1,606           26,162
Millipore Corp.                                354           18,479

LIFEPATH 2040 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                           Shares     Value
-------------------------------------------------------------------

ELECTRONICS (Continued)
-------------------------------------------------------------------
Parker Hannifin Corp.                          806        $  40,155
PerkinElmer Inc.                               661           15,203
Sanmina-SCI Corp.  (1)                       4,030           40,904
Solectron Corp.(1)                           4,232           34,999
Symbol Technologies Inc.                     2,177           18,788
Tektronix Inc.(1)                              659           15,757
Thermo Electron Corp.(1)                     1,219           24,807
Thomas & Betts Corp.                           378            7,220
Varian Inc.(1)                                 423           14,429
Vishay Intertechnology Inc.(1)               1,564           27,698
Waters Corp.(1)                              1,064           33,250
-------------------------------------------------------------------
                                                            601,077
-------------------------------------------------------------------

ENGINEERING & CONSTRUCTION - 0.03%
-------------------------------------------------------------------
Fluor Corp.                                    654           24,793
Washington Group Warrants (Expires
   03/11/03)(1)                                 42                5
-------------------------------------------------------------------
                                                             24,798
-------------------------------------------------------------------

ENTERTAINMENT - 0.08%
-------------------------------------------------------------------
International Game Technology Inc.(1)          789           53,273
Six Flags Inc.(1)                            1,708           25,193
-------------------------------------------------------------------
                                                             78,466
-------------------------------------------------------------------

ENVIRONMENTAL CONTROL - 0.15%
-------------------------------------------------------------------
Allied Waste Industries Inc.(1)              1,637           21,363
Republic Services Inc. "A"(1)                1,529           27,446
Waste Management Inc.                        3,754           98,768
-------------------------------------------------------------------
                                                            147,577

FOOD - 1.52%
-------------------------------------------------------------------
Albertson's Inc.                             2,627           79,493
Archer-Daniels-Midland Co.                   4,573           63,336
Campbell Soup Co.                            2,769           74,043
ConAgra Foods Inc.                           3,201           74,935
General Mills Inc.                           2,001           92,506
Heinz (H.J.) Co.                             2,161           88,104
Hershey Foods Corp.                            968           68,389
Hormel Foods Corp.                           1,115           30,518
Kellogg Co.                                  2,860           98,813
Kraft Foods Inc.                             1,000           39,100
Kroger Co.(1)                                5,577          123,531
McCormick & Co. Inc.                         1,105           54,145
Safeway Inc.(1)                              3,227          138,696
Sara Lee Corp.                               5,485          114,746
SUPERVALU Inc.                                 945           24,523
Sysco Corp.                                  4,878          144,242
Tyson Foods Inc. "A"                         1,784           23,174
Winn-Dixie Stores Inc.                       1,053           17,638
Wrigley (William Jr.) Co.                    1,704           95,492
-------------------------------------------------------------------
                                                          1,445,424
-------------------------------------------------------------------

FOREST PRODUCTS & PAPER - 0.39%
-------------------------------------------------------------------
Boise Cascade Corp.                            396           14,236
Bowater Inc.                                   439           22,630
Georgia-Pacific Corp.(1)                     1,525           39,116
International Paper Co.                      2,499          109,331
MeadWestvaco Corp.                           1,376           47,802
Plum Creek Timber Co. Inc.                   1,264           39,121
Temple-Inland Inc.                             399           22,220
Weyerhaeuser Co.                             1,210           74,802
-------------------------------------------------------------------
                                                            369,258
-------------------------------------------------------------------

GAS - 0.06%
-------------------------------------------------------------------
NICOR Inc.                                     596           24,943
Sempra Energy                                1,372           30,623
-------------------------------------------------------------------
                                                             55,566
-------------------------------------------------------------------

HAND / MACHINE TOOLS - 0.13%
-------------------------------------------------------------------
Black & Decker Corp.                           631           30,603
Snap-On Inc.                                   419           14,435
SPX Corp.(1)                                   365           46,176
Stanley Works (The)                            615           31,014
-------------------------------------------------------------------
                                                           122,228
-------------------------------------------------------------------

HEALTH CARE - 3.29%
-------------------------------------------------------------------
Aetna Inc.                                     947           33,202
Apogent Technologies Inc.(1)                 1,326           31,837
Bard (C.R.) Inc.                               362           19,693
Bausch & Lomb Inc.                             404           15,344
Baxter International Inc.                    3,398          188,521
Beckman Coulter Inc.                           756           36,039
Becton Dickinson & Co.                       1,701           62,410
Biomet Inc.                                  1,689           51,616
Boston Scientific Corp.(1)                   2,860           63,950
Cytyc Corp.(1)                               1,402           32,891
Enzon Inc.(1)                                  586           25,725
Guidant Corp.(1)                             1,983           82,294
HCA - The Healthcare Company                 3,408          138,808
Health Management Associates
   Inc. "A"(1)                               3,028           53,444
Health Net Inc.(1)                           1,911           46,323
Healthsouth Corp.(1)                         3,048           36,302
Hillenbrand Industries Inc.                    859           51,531
Johnson & Johnson                           17,920        1,091,328
Medtronic Inc.                               7,360          327,814
Oxford Health Plans Inc.(1)                    883           32,097
Quest Diagnostics Inc.(1)                      715           50,701
St. Jude Medical Inc.(1)                       556           43,535
Stryker Corp.(1)                             1,504           92,496
Tenet Healthcare Corp.(1)                    2,320          133,980
Trigon Healthcare Inc.(1)                      713           51,122
UnitedHealth Group Inc.                      2,087          151,287
Universal Health Services Inc.                 866           33,332
   "B"(1)
Varian Medical Systems Inc.(1)                 844           34,081
WebMD Corp.(1)                               2,980           23,393
Wellpoint Health Networks Inc.(1)              454           55,215
Zimmer Holdings Inc.(1)                      1,251           44,736
-------------------------------------------------------------------
                                                          3,135,047
-------------------------------------------------------------------

LIFEPATH 2040 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                Shares            Value
---------------------------------------------------------------

HOLDING COMPANIES-DIVERSIFIED - 0.61%
---------------------------------------------------------------
Berkshire Hathaway Inc. "A"(1)               8     $    584,000
---------------------------------------------------------------
                                                        584,000
---------------------------------------------------------------

HOME BUILDERS - 0.12%
---------------------------------------------------------------
D.R. Horton Inc.                         1,615           64,438
Lennar Corp.                               866           47,812
---------------------------------------------------------------
                                                        112,250
---------------------------------------------------------------

HOME FURNISHINGS - 0.13%
---------------------------------------------------------------
Leggett & Platt Inc.                     1,313           33,678
Maytag Corp.                               639           25,515
Polycom Inc.(1)                          1,148           27,942
Whirlpool Corp.                            532           39,953
---------------------------------------------------------------
                                                        127,088

HOUSEHOLD PRODUCTS / WARES - 0.24%
---------------------------------------------------------------
Avery Dennison Corp.                       673           43,072
Clorox Co.                               1,581           69,232
Fortune Brands Inc.                      1,078           49,049
Newell Rubbermaid Inc.                   1,912           59,521
Tupperware Corp.                           491            9,908
---------------------------------------------------------------
                                                        230,782
---------------------------------------------------------------

INSURANCE - 3.31%
---------------------------------------------------------------
AFLAC Inc.                               3,255           83,654
Allmerica Financial Corp.                  726           31,566
Allstate Corp.                           4,155          145,508
Ambac Financial Group Inc.                 929           57,644
American International Group Inc.       16,167        1,195,873
American National Insurance Co.            484           43,178
AON Corp.                                1,726           59,771
Chubb Corp.                              1,033           77,620
CIGNA Corp.                                672           60,278
Cincinnati Financial Corp.               1,477           59,390
CNA Financial Corp.(1)                     750           21,758
Conseco Inc.(1)                          2,166            8,123
Hancock (John) Financial Services
   Inc.                                  2,642          101,479
Hartford Financial Services Group
   Inc.                                  1,443           96,681
Jefferson-Pilot Corp.                    1,284           64,932
Lincoln National Corp.                   1,301           66,624
Loews Corp.                              1,256           73,262
Marsh & McLennan Companies Inc.          1,596          168,458
MBIA Inc.                                1,054           61,606
MetLife Inc.                             4,509          143,747
MGIC Investment Corp.                      748           50,206
PMI Group Inc. (The)                       591           41,872
Progressive Corp.                          535           83,353
Radian Group Inc.                        1,071           49,984
SAFECO Corp.                             1,015           34,459
St. Paul Companies Inc.                  1,324           64,744
Torchmark Corp.                            943           37,899
Transatlantic Holdings Inc.                653           56,922
Unitrin Inc.                               796           31,426
UNUMProvident Corp.                      1,591           45,057
XL Capital Ltd. "A"                        400           38,104
---------------------------------------------------------------
                                                      3,155,178
---------------------------------------------------------------

IRON/STEEL - 0.08%
---------------------------------------------------------------
Allegheny Technologies Inc.                998           15,579
Nucor Corp.                                632           35,708
United States Steel Corp.                1,185           20,998
---------------------------------------------------------------
                                                         72,285
---------------------------------------------------------------

LEISURE TIME - 0.28%
---------------------------------------------------------------
Brunswick Corp.                            661           17,840
Carnival Corp. "A"                       3,898          106,376
Harley-Davidson Inc.                     2,077          106,467
Sabre Holdings Corp.(1)                    921           40,533
---------------------------------------------------------------
                                                        271,216
---------------------------------------------------------------

LODGING - 0.26%
---------------------------------------------------------------
Harrah's Entertainment Inc.(1)             889           35,951
Hilton Hotels Corp.                      2,956           38,014
Marriott International Inc. "A"          1,677           66,191
MGM Grand Inc.(1)                          675           23,220
Park Place Entertainment Corp.(1)        2,972           29,036
Starwood Hotels & Resorts
   Worldwide Inc.                        1,417           51,012
---------------------------------------------------------------
                                                        243,424
---------------------------------------------------------------

MACHINERY - 0.33%
---------------------------------------------------------------
Caterpillar Inc.                         1,984          110,132
Cognex Corp.(1)                            318            7,349
Deere & Co.                              1,573           75,394
Dover Corp.                              1,350           53,420
Ingersoll-Rand Co.  "A"                    816           40,800
Rockwell International Corp.             1,248           24,648
---------------------------------------------------------------
                                                        311,743
---------------------------------------------------------------

MANUFACTURERS - 3.59%
---------------------------------------------------------------
Cooper Industries Inc.                     682           24,109
Crane Co.                                  479           11,702
Danaher Corp.                            1,016           68,306
Eastman Kodak Co.                        1,640           51,660
Eaton Corp.                                523           42,227
General Electric Co.                    56,834        2,188,109
Honeywell International Inc.             4,996          190,448
Illinois Tool Works Inc.                 1,809          133,070
ITT Industries Inc.                      1,032           60,888
Minnesota Mining & Manufacturing
   Co.                                   2,120          250,012
Pall Corp.                                 893           17,431
Pentair Inc.                               628           24,492
Textron Inc.                               630           29,944
Tyco International Ltd.                 11,176          325,222
---------------------------------------------------------------
                                                     3,417,620
---------------------------------------------------------------

LIFEPATH 2040 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                    Shares            Value
-------------------------------------------------------------------

MEDIA - 3.37%
-------------------------------------------------------------------
Adelphia Communications
   Corp. "A"(1)                              1,597       $   35,054
AOL Time Warner Inc.(1)                     28,200          699,360
Belo (A.H.) Corp.                            2,446           53,690
Cablevision Systems Corp.(1)                   787           28,253
Charter Communications Inc.(1)               1,869           19,438
Clear Channel Communications Inc.(1)         3,938          183,590
Comcast Corp. "A"(1)                         6,105          206,776
Dow Jones & Co. Inc.                           476           26,566
Entercom Communications Corp.(1)               940           48,137
Fox Entertainment Group Inc. "A"(1)          1,249           27,853
Gannett Co. Inc.                             1,688          128,592
Gemstar-TV Guide International Inc.(1)       2,733           49,987
Hispanic Broadcasting Corp.(1)               1,666           43,433
Knight Ridder Inc.                             598           40,305
Liberty Media Corp. "A"(1)                  17,900          229,120
McClatchy Co. (The) "A"                      1,148           63,140
McGraw-Hill Companies Inc.                   1,095           72,051
Meredith Corp.                               1,006           39,697
New York Times Co. "A"                       1,122           49,256
Readers Digest Association Inc.
   (The) "A"                                 1,018           21,256
Scripps (E.W.) Company                         697           52,414
Tribune Co.                                  1,968           84,270
Univision Communications Inc.(1)             1,393           57,447
USA Networks Inc.(1)                         2,621           77,477
Viacom Inc. "B"(1)                          10,655          495,990
Walt Disney Co. (The)                       11,992          275,816
Washington Post Company (The) "B"               99           56,606
Westwood One Inc.(1)                         1,326           47,431
-------------------------------------------------------------------
                                                          3,213,005
-------------------------------------------------------------------

METAL FABRICATE/HARDWARE - 0.04%
-------------------------------------------------------------------
Precision Castparts Corp.                    1,044           33,669
-------------------------------------------------------------------
                                                             33,669
-------------------------------------------------------------------

MINING - 0.29%
-------------------------------------------------------------------
Alcoa Inc.                                   5,468          205,433
Freeport-McMoRan Copper & Gold
   Inc.(1)                                   1,825           26,736
Newmont Mining Corp.                         1,096           26,436
Phelps Dodge Corp.                             571           21,647
-------------------------------------------------------------------
                                                            280,252
-------------------------------------------------------------------

OFFICE/BUSINESS EQUIPMENT - 0.16%
-------------------------------------------------------------------
Herman Miller Inc.                           1,132           26,330
Pitney Bowes Inc.                            2,049           85,484
Xerox Corp.(1)                               4,540           44,083
-------------------------------------------------------------------
                                                            155,897
-------------------------------------------------------------------

OIL & GAS PRODUCERS - 3.66%
-------------------------------------------------------------------
Amerada Hess Corp.                             570           39,484
Anadarko Petroleum Corp.                     1,705           88,831
Apache Corp.                                   959           50,587
Burlington Resources Inc.                    1,759           66,103
ChevronTexaco Corp.                          6,232          526,230
Conoco Inc.                                  4,249          117,527
Devon Energy Corp.(1)                        1,110           48,485
Diamond Offshore Drilling Inc.                 880           25,494
ENSCO International Inc.                     1,527           38,893
EOG Resources Inc.                           1,055           37,125
Exxon Mobil Corp.                           40,748        1,682,892
Kerr-McGee Corp.                               549           30,354
Kinder Morgan Inc.                           1,015           41,615
Marathon Oil Corp.                           2,106           57,915
Murphy Oil Corp.                               584           50,329
Nabors Industries Inc.(1)                      846           30,008
Newfield Exploration Co.(1)                  1,019           36,980
Noble Drilling Corp.(1)                      1,016           35,794
Occidental Petroleum Corp.                   2,521           67,664
Phillips Petroleum Co.                       2,107          124,545
Pioneer Natural Resources Co.(1)             1,937           38,391
Rowan Companies Inc.(1)                        782           14,584
Sunoco Inc.                                  1,299           50,037
Transocean Sedco Forex Inc.                  1,694           47,449
Unocal Corp.                                 1,635           58,746
Valero Energy Corp.                          1,115           47,755
XTO Energy Inc.                              1,733           32,650
-------------------------------------------------------------------
                                                          3,486,467
-------------------------------------------------------------------

OIL & GAS SERVICES - 0.60%
-------------------------------------------------------------------
Baker Hughes Inc.                            2,089           73,763
BJ Services Co.(1)                           1,442           47,802
Cooper Cameron Corp.(1)                        607           27,254
GlobalSantaFe Corp.                          1,291           35,696
Grant Prideco Inc.(1)                        1,087           13,598
Halliburton Co.                              2,494           41,051
Schlumberger Ltd.                            3,067          178,530
Smith International Inc.(1)                    386           24,955
Tidewater Inc.                                 734           28,611
Varco International Inc.(1)                  1,708           27,328
Weatherford International Inc.(1)            1,488           68,597
-------------------------------------------------------------------
                                                            567,185
-------------------------------------------------------------------

PACKAGING & CONTAINERS - 0.16%
-------------------------------------------------------------------
Bemis Co.                                      572           32,581
Pactiv Corp.(1)                              1,497           28,488
Sealed Air Corp.(1)                            629           28,292
Smurfit-Stone Container Corp.(1)             1,864           30,402
Sonoco Products Co.                          1,330           36,775
-------------------------------------------------------------------
                                                            156,538
-------------------------------------------------------------------

PHARMACEUTICALS - 6.16%
-------------------------------------------------------------------
Abbott Laboratories                          9,230          521,957
Abgenix Inc.(1)                                713           12,870
Allergan Inc.                                1,012           65,618
American Home Products Corp.                 7,888          501,282
AmerisourceBergen Corp.                        791           53,551
Bristol-Myers Squibb Co.                    11,418          536,646
Cardinal Health Inc.                         2,900          191,661
Celgene Corp.(1)                               833           21,733

LIFEPATH 2040 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                     Shares           Value
-------------------------------------------------------------------

PHARMACEUTICALS (Continued)
-------------------------------------------------------------------
Cell Therapeutics Inc.(1)                      604      $    13,342
Forest Laboratories Inc. "A"(1)              1,411          112,203
Gilead Sciences Inc.(1)                        917           64,612
ICN Pharmaceuticals Inc.                     1,009           28,101
IVAX Corp.(1)                                1,632           27,744
King Pharmaceuticals Inc.(1)                 1,994           61,934
Lilly (Eli) and Co.                          6,625          501,711
Medarex Inc.(1)                                662           10,016
MedImmune Inc.(1)                            1,351           55,702
Merck & Co. Inc.                            13,150          806,490
Mylan Laboratories Inc.                      1,562           47,454
NPS Pharmaceuticals Inc.(1)                    128            3,821
Omnicare Inc.                                1,733           36,653
OSI Pharmaceuticals Inc.(1)                    328           12,480
Pfizer Inc.                                 36,990        1,515,110
Pharmacia Corporation                        7,682          315,346
Schering-Plough Corp.                        9,008          310,686
Sepracor Inc.(1)                               382           16,434
Sybron Dental Specialties Inc.(1)              475            9,020
Watson Pharmaceuticals Inc.(1)                 684           20,028
-------------------------------------------------------------------
                                                          5,874,205
-------------------------------------------------------------------

PIPELINES - 0.24%
-------------------------------------------------------------------
Dynegy Inc. "A"                              1,860           47,560
El Paso Corp.                                3,287          128,456
Williams Companies Inc.                      3,463           53,503
-------------------------------------------------------------------
                                                            229,519
-------------------------------------------------------------------

REAL ESTATE - 0.07%
-------------------------------------------------------------------
Catellus Development Corp.(1)                2,573           48,630
St. Joe Company (The)                          765           21,956
-------------------------------------------------------------------
                                                             70,586
-------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 0.85%
-------------------------------------------------------------------
Archstone-Smith Trust                        1,642           42,495
Boston Properties Inc.                       1,303           49,084
Crescent Real Estate Equities Co.            2,023           36,434
Duke-Weeks Realty Corp.                      2,162           51,456
Equity Office Properties Trust               2,209           63,398
Equity Residential Properties Trust          2,502           67,429
Host Marriott Corp.                          3,617           39,064
iStar Financial Inc.                         2,267           61,504
Kimco Realty Corp.                           1,479           45,879
Public Storage Inc.                          2,244           82,489
Rouse Co.                                    1,575           46,967
Simon Property Group Inc.                    1,836           56,512
Ventas Inc.                                  7,794           98,906
Vornado Realty Trust                         1,565           65,417
-------------------------------------------------------------------
                                                            807,034
-------------------------------------------------------------------

RETAIL - 5.25%
-------------------------------------------------------------------
Abercrombie & Fitch Co. "A"(1)                 891           23,736
Amazon.com Inc.(1)                           1,328           18,725
AutoNation Inc.(1)                           4,941           61,713
AutoZone Inc.(1)                               989           65,630
Bed Bath & Beyond Inc.(1)                    2,040           68,136
Best Buy Co. Inc.(1)                         1,395           94,023
Big Lots Inc.                                  798           10,055
CDW Computer Centers Inc.(1)                   433           22,862
Circuit City Stores Inc.                     1,361           24,335
CVS Corp.                                    2,290           62,563
Darden Restaurants Inc.                      1,320           55,810
Dillards Inc.  "A"                             745           14,975
Dollar General Corp.                         2,266           33,423
Dollar Tree Stores Inc.(1)                     704           22,556
eBay Inc.(1)                                 1,271           66,156
Family Dollar Stores Inc.                    1,640           53,858
Federated Department Stores Inc.(1)          1,392           58,339
Foot Locker Inc.(1)                          2,471           40,772
Gap Inc. (The)                               6,096           72,969
Golden State Bancorp Inc.(1)                 1,900            2,299
Home Depot Inc.                             13,714          685,700
Intimate Brands Inc.                           713           13,782
Kohls Corp.(1)                               1,910          129,250
Limited Inc.                                 2,945           53,039
Lowe's Companies Inc.                        4,912          222,268
May Department Stores Co.                    2,225           81,524
McDonald's Corp.                             7,379          192,592
Nordstrom Inc.                                 971           24,722
Office Depot Inc.(1)                         2,259           42,944
Outback Steakhouse Inc.(1)                     759           27,066
Penney (J.C.) Company Inc.                   1,757           34,332
PurchasePro.com Inc.(1)                        588              423
RadioShack Corp.                             1,386           38,032
Rite Aid Corp.(1)                            1,754            5,858
Ross Stores Inc.                             1,380           49,763
Sears, Roebuck and Co.                       1,765           92,804
Staples Inc.(1)                              3,257           64,065
Starbucks Corp.(1)                           3,315           76,278
Target Corp.                                 5,316          222,740
Tiffany & Co.                                  990           32,482
TJX Companies Inc.                           1,827           69,371
Toys R Us Inc.(1)                            1,627           28,977
Tricon Global Restaurants Inc.(1)            1,140           67,408
Walgreen Co.                                 6,194          249,247
Wal-Mart Stores Inc.                        25,539        1,583,673
Wendy's International Inc.                   1,267           39,290
-------------------------------------------------------------------
                                                          5,000,565
-------------------------------------------------------------------

SEMICONDUCTORS - 2.99%
-------------------------------------------------------------------
Advanced Micro Devices Inc.(1)               1,992           26,892
Altera Corp.(1)                              2,665           50,822
Amkor Technology Inc.(1)                     1,275           17,697
Analog Devices Inc.(1)                       2,384           88,709
Applied Materials Inc.(1)                    5,068          220,306
Applied Micro Circuits Corp.(1)              1,962           15,088
Atmel Corp.(1)                               4,724           34,155
Broadcom Corp. "A"(1)                        1,628           49,898
Conexant Systems Inc.(1)                     1,578           16,159
Cree Inc.(1)                                   662            9,314
Cypress Semiconductor Corp.(1)               1,708           33,904
EMCORE Corp.(1)                                102              777

LIFEPATH 2040 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                   Shares             Value
-------------------------------------------------------------------
SEMICONDUCTORS (Continued)

Integrated Device Technology Inc.(1)           956           24,445
Intel Corp.                                 38,901        1,110,624
International Rectifier Corp.(1)               630           23,134
KLA-Tencor Corp.(1)                          1,410           81,653
Lam Research Corp.(1)                        1,463           31,659
Lattice Semiconductor Corp.(1)               1,262           21,681
Linear Technology Corp.                      2,025           74,581
LSI Logic Corp.(1)                           2,028           30,400
Maxim Integrated Products Inc.(1)            2,077           95,044
Microchip Technology Inc.(1)                 1,526           52,159
Micron Technology Inc.(1)                    3,655          117,508
Mykrolis Corp.(1)                              240            2,540
National Semiconductor Corp.(1)              1,119           28,143
Novellus Systems Inc.(1)                     1,182           50,341
NVIDIA Corp.(1)                              1,112           56,723
QLogic Corp.(1)                                725           27,006
Rambus Inc.(1)                                 629            4,309
Silicon Laboratories Inc.(1)                   128            3,331
Teradyne Inc.(1)                             1,122           37,598
Texas Instruments Inc.                      10,353          303,861
TranSwitch Corp.(1)                            560            1,607
TriQuint Semiconductor Inc.(1)               1,213           10,978
Varian Semiconductor Equipment
   Associates Inc.(1)                          423           14,390
Vitesse Semiconductor Corp.(1)               1,061            7,448
Xilinx Inc.(1)                               1,994           71,624
-------------------------------------------------------------------
                                                          2,846,508
-------------------------------------------------------------------
SOFTWARE - 4.06%
-------------------------------------------------------------------
Adobe Systems Inc.                           1,457           53,006
Akamai Technologies Inc.(1)                    382            1,188
Ariba Inc.(1)                                1,300            5,759
Ascential Software Corp.(1)                  5,012           19,547
Autodesk Inc.                                  743           32,818
Automatic Data Processing Inc.               3,668          193,340
BEA Systems Inc.(1)                          2,516           31,978
BMC Software Inc.(1)                         1,774           28,473
BroadVision Inc.(1)                          1,478            2,823
Cadence Design Systems Inc.(1)               2,296           48,560
Certegy Inc.(1)                                544           20,210
CheckFree Corp.(1)                             433            6,040
ChoicePoint Inc.(1)                            983           52,296
Citrix Systems Inc.(1)                       1,355           20,555
CMGI Inc.(1)                                 1,860            2,734
Computer Associates International
   Inc.                                      3,806           61,962
Compuware Corp.(1)                           2,655           30,294
CSG Systems International Inc.(1)              837           26,098
Electronic Arts Inc.(1)                      1,235           66,468
First Data Corp.                             2,380          194,018
Fiserv Inc.(1)                               1,461           62,443
i2 Technologies Inc.(1)                      2,375           12,944
IMS Health Inc.                              2,259           45,180
Intuit Inc.(1)                               1,678           63,579
Mercury Interactive Corp.(1)                   764           25,884
Micromuse Inc.(1)                              611            5,536
Microsoft Corp.(1)                          31,445        1,834,501
Netegrity Inc.(1)                              179            2,209
Novell Inc.(1)                               2,219            9,076
Openwave Systems Inc.(1)                     1,724            9,637
Oracle Corp.(1)                             33,251          552,632
Parametric Technology Corp.(1)               1,981           14,580
PeopleSoft Inc.(1)                           1,944           56,512
Peregrine Systems Inc.(1)                    1,515           13,635
Rational Software Corp.(1)                   1,390           25,798
RealNetworks Inc.(1)                           713            3,886
SERENA Software Inc.(1)                        331            5,322
Siebel Systems Inc.(1)                       2,734           75,896
Stellent Inc.(1)                               451            6,760
Sybase Inc.(1)                                 613           10,341
Symantec Corp.(1)                            1,434           51,710
TIBCO Software Inc.(1)                         484            5,106
Total System Services Inc.                     571           13,190
Vignette Corp.(1)                            2,853            7,988
Yahoo! Inc.(1)                               3,957           57,218
-------------------------------------------------------------------
                                                          3,869,730
-------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT - 0.72%
-------------------------------------------------------------------
ADC Telecommunications Inc.(1)               4,499           16,196
Advanced Fibre Communications
   Inc.(1)                                     681           11,066
American Tower Corp.(1)                      2,038            9,864
Andrew Corp.(1)                                589            9,901
Avaya Inc.(1)                                1,951           10,438
CIENA Corp.(1)                               2,197           17,049
CommScope Inc.(1)                              426            7,029
Comverse Technology Inc.(1)                  1,099           17,199
Corvis Corp.(1)                              2,878            3,281
Digital Lightwave Inc.(1)                      255            1,232
Harris Corp.                                   563           19,283
JDS Uniphase Corp.(1)                        8,204           39,789
Lucent Technologies Inc.(1)                 20,405          114,064
Motorola Inc.                               13,184          171,392
QUALCOMM Inc.(1)                             4,503          149,725
RF Micro Devices Inc.(1)                     1,522           23,804
Scientific-Atlanta Inc.                      1,017           22,750
Sonus Networks Inc.(1)                         942            2,496
Spectrasite Holdings Inc.(1)                 3,438            4,401
Sycamore Networks Inc.(1)                    1,453            5,071
Tellabs Inc.(1)                              3,010           30,883
-------------------------------------------------------------------
                                                            686,913
-------------------------------------------------------------------
TELECOMMUNICATIONS - 1.59%
-------------------------------------------------------------------
Adelphia Business Solutions Inc.(1)            795               64
AirGate PCS Inc.(1)                            480            4,406
Allegiance Telecom Inc.(1)                   1,377            3,608
AT&T Wireless Services Inc.(1)              15,158          152,944
Broadwing Inc.(1)                            2,240           14,067
Citizen Communications Co.(1)                2,675           24,369
Corning Inc.                                 6,088           40,972
Cox Communications Inc.  "A "(1)             1,989           73,295
Crown Castle International Corp.(1)          2,420           15,028
EchoStar Communications Corp.(1)             1,649           43,072
Emulex Corp.(1)                                713           23,144

LIFEPATH 2040 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                    Shares            Value
-------------------------------------------------------------------
TELECOMMUNICATIONS (Continued)
-------------------------------------------------------------------
Finisar Corp.(1)                             1,453       $    8,863
General Motors Corp.  "H"(1)                 7,470          110,183
InterDigital Communications Corp.(1)           459            3,833
Level 3 Communications Inc.(1)               3,031            9,154
McLeodUSA Inc.  "A "(1)                      3,539              637
Metromedia Fiber Network Inc.  "A"(1)        2,827              876
MRV Communications Inc.(1)                     560            1,406
Nextel Communications Inc.  "A"(1)           5,425           27,071
NTL Inc.(1)                                  1,195              215
PanAmSat Corp.(1)                            1,468           31,577
Powerwave Technologies Inc.(1)                 408            5,316
Qwest Communications International
   Inc.                                     10,122           88,061
Sprint Corp. (PCS Group)(1)                  5,851           54,122
Verizon Communications Inc.                 16,606          777,161
Western Wireless Corp.  "A"(1)                 475            3,862
-------------------------------------------------------------------
                                                          1,517,306
-------------------------------------------------------------------

TELEPHONE - 2.04%
-------------------------------------------------------------------
Alltel Corp.                                 2,046          113,860
AT&T Corp.                                  21,198          329,417
BellSouth Corp.                             11,344          439,693
CenturyTel Inc.                              1,291           42,861
SBC Communications Inc.                     19,761          747,756
Sprint Corp. (FON Group)                     5,224           73,606
Telephone & Data Systems Inc.                  735           64,055
WorldCom Inc.(1)                            17,664          132,833
-------------------------------------------------------------------
                                                          1,944,081
-------------------------------------------------------------------
TEXTILES - 0.06%
-------------------------------------------------------------------
Cintas Corp.                                 1,289           57,090
-------------------------------------------------------------------
                                                             57,090
-------------------------------------------------------------------
TOBACCO - 0.80%
-------------------------------------------------------------------
Philip Morris Companies Inc.                11,955          629,550
R.J. Reynolds Tobacco Holdings Inc.          1,310           86,002
UST Inc.                                     1,219           42,494
-------------------------------------------------------------------
                                                            758,046
-------------------------------------------------------------------
TOYS/GAMES/HOBBIES - 0.08%
-------------------------------------------------------------------
Hasbro Inc.                                  1,171           16,757
Mattel Inc.                                  2,905           55,050
-------------------------------------------------------------------
                                                             71,807
-------------------------------------------------------------------
TRANSPORTATION - 0.54%
-------------------------------------------------------------------
Burlington Northern Santa Fe Corp.           2,693           78,151
CNF Transportation Inc.                      1,249           38,731
CSX Corp.                                    1,461           55,138
Expeditors International Washington
   Inc.                                        687           37,455
FedEx Corp.(1)                               1,976          114,331
Norfolk Southern Corp.                       2,617           62,258
Union Pacific Corp.                          1,257           76,262
United Parcel Service Inc.                     896           52,810
-------------------------------------------------------------------
                                                            515,136
-------------------------------------------------------------------

TRUCKING & LEASING - 0.02%
-------------------------------------------------------------------
GATX Corp.                                     682           20,883
-------------------------------------------------------------------
                                                             20,883

WATER - 0.08%
-------------------------------------------------------------------
American Water Works Inc.                    1,758           75,787
-------------------------------------------------------------------
                                                             75,787
-------------------------------------------------------------------
TOTAL U.S. COMMON STOCKS
(Cost: $91,351,421)                                      70,053,552
-------------------------------------------------------------------
INTERNATIONAL COMMON STOCKS - 20.56%

AUSTRALIA - 1.06%
-------------------------------------------------------------------
Coles Myer Ltd. ADR                          3,319          120,148
National Australia Bank ADR                  3,712          341,875
News Corporation Ltd. ADR                    2,847           72,826
Rio Tinto PLC ADR                            3,138          250,883
Westpac Banking Corp. ADR                    5,289          223,989
-------------------------------------------------------------------
                                                          1,009,721
-------------------------------------------------------------------
CANADA - 0.32%
-------------------------------------------------------------------
Alcan Aluminum Ltd.                          2,057           83,391
Barrick Gold Corp.                           3,850           69,493
Inco Ltd.(1)                                 1,701           31,690
Nortel Networks Corp.                       19,129           96,984
Placer Dome Inc.                             2,143           24,902
-------------------------------------------------------------------
                                                            306,460
-------------------------------------------------------------------
DENMARK - 1.06%
-------------------------------------------------------------------
Novo-Nordisk A/S ADR                        21,434          836,998
TDC A/S ADR                                 10,774          169,152
-------------------------------------------------------------------
                                                          1,006,150
-------------------------------------------------------------------
FINLAND - 0.32%
-------------------------------------------------------------------
Nokia OYJ ADR                               14,547          302,141
-------------------------------------------------------------------
                                                            302,141
-------------------------------------------------------------------

LIFEPATH 2040 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

Security                                   Shares             Value
-------------------------------------------------------------------
FRANCE - 2.64%
-------------------------------------------------------------------
Alcatel SA ADR                              13,009          178,093
Aventis SA ADR                               7,792          577,777
AXA-UAP ADR                                 14,604          269,298
France Telecom SA ADR                        2,059           53,946
LVMH Moet-Hennessy Louis Vuitton
   ADR                                      16,438          153,860
Total Fina SA ADR                           16,130        1,186,362
Total Fina SA Warrants (Expires
   08/08/03)                                   162            4,293
Vivendi Universal SA ADR                     2,336           90,403
-------------------------------------------------------------------
                                                          2,514,032
-------------------------------------------------------------------
GERMANY - 0.86%
-------------------------------------------------------------------
DaimlerChrysler AG                          13,074          521,391
Deutsche Telekom AG ADR                     12,303          173,349
SAP AG ADR                                   3,739          127,762
-------------------------------------------------------------------
                                                            822,502
-------------------------------------------------------------------
IRELAND - 0.41%
-------------------------------------------------------------------
Allied Irish Banks PLC ADR                  17,478          387,312
-------------------------------------------------------------------
                                                            387,312
-------------------------------------------------------------------
ITALY - 0.65%
-------------------------------------------------------------------
Benetton Group SpA ADR                       7,416          180,209
ENI-Ente Nazionale Idrocarburi SpA
   ADR                                       2,344          162,885
Fiat SpA ADR(1)                              6,859           86,211
San Paolo-IMI SpA ADR                        9,236          186,105
-------------------------------------------------------------------
                                                            615,410
-------------------------------------------------------------------
JAPAN - 4.41%
-------------------------------------------------------------------
Canon Inc. ADR                               5,655          195,889
Fuji Photo Film Co. Ltd. ADR                 4,261          136,011
Hitachi Ltd. ADR                             2,575          160,963
Honda Motor Company Ltd. ADR                11,508          229,124
Ito-Yokado Co. Ltd. ADR                      5,254          207,796
Japan Air Lines ADR(1)                      33,205          175,987
Kirin Brewery Co. Ltd. ADR                   4,190          268,244
Kubota Corp. ADR                             4,848          267,852
Kyocera Corp. ADR                            1,803          107,279
Makita Corp. ADR                             5,370           32,220
Matsushita Electric Industrial Co. Ltd.
   ADR                                      13,224          159,481
Mitsubishi Corp. ADR                        15,194          210,437
Mitsui & Co. ADR                             2,058          226,380
NEC Corp. ADR                               19,482          141,245
Nippon Telegraph & Telephone Corp.
   ADR                                      10,459          167,449
Nissan Motor Co. Ltd. ADR                   18,151          232,877
Pioneer Corp. ADR                            7,344          139,463
Ricoh Corp. Ltd. ADR                         2,235          196,680
Sony Corp. ADR                               3,467          160,175
Tokio Marine and Fire Insurance Co.
   Ltd. ADR                                 11,562          412,763
Toyota Motor Corp. ADR                       7,522          387,007
-------------------------------------------------------------------
                                                          4,215,322
-------------------------------------------------------------------
NETHERLANDS - 2.67%
-------------------------------------------------------------------
Abn Amro Holding NV ADR                     14,235          250,109
Aegon NV ADR                                 7,021          151,654
Akzo Nobel NV ADR                            4,026          178,875
Elsevier NV ADR                             12,684          323,442
ING Groep NV ADR                             5,560          132,161
Koninklijke Ahold NV ADR                    10,311          240,349
Koninklijke (Royal) Philips Electronics
   NV - NY Shares                            7,303          189,586
Royal Dutch Petroleum Co.                    6,000          309,584
Royal Dutch Petroleum Co. - NY
   Shares                                   11,504          590,960
Unilever NV - NY Shares                      3,089          180,027
-------------------------------------------------------------------
                                                          2,546,747
-------------------------------------------------------------------
NEW ZEALAND - 0.06%
-------------------------------------------------------------------
Telecom Corp. of New Zealand Ltd.
   ADR                                       3,372           58,268
-------------------------------------------------------------------
                                                             58,268
-------------------------------------------------------------------
PORTUGAL - 0.08%
-------------------------------------------------------------------
Banco Comercial Portugues ADR                4,146           71,933
-------------------------------------------------------------------
                                                             71,933
-------------------------------------------------------------------
SINGAPORE - 0.04%
-------------------------------------------------------------------
Chartered Semiconductor
   Manufacturing Ltd. ADR(1)                 1,708           38,396
-------------------------------------------------------------------
                                                             38,396

SPAIN - 0.81%
-------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria SA
   ADR                                      13,380          155,743
Banco Santander Central Hispano SA
   ADR                                      38,734          309,485
Repsol SA ADR                                8,103           99,181
Telefonica SA ADR(1)                         5,943          208,523
-------------------------------------------------------------------
                                                            772,932
-------------------------------------------------------------------

SWEDEN - 0.16%
-------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson AB
   ADR                                      35,585          150,169
-------------------------------------------------------------------
                                                            150,169
-------------------------------------------------------------------
SWITZERLAND - 0.47%
-------------------------------------------------------------------
Adecco SA ADR                                9,417          140,313
Novartis AG                                  7,000          265,929
Sulzer Medica ADR                            4,869           37,199
-------------------------------------------------------------------
                                                            443,441
-------------------------------------------------------------------

LIFEPATH 2040 MASTER PORTFOLIO
Schedule of Investments (Continued)
February 28, 2002

                                      Shares or
Security                            Face Amount               Value
-------------------------------------------------------------------
UNITED KINGDOM - 4.54%
-------------------------------------------------------------------
AstraZeneca PLC ADR                       8,109             413,397
Barclays PLC ADR                          2,772             334,580
BP PLC ADR                                7,460             369,643
British Sky Broadcasting PLC ADR          2,179             132,941
British Telecom PLC ADR(1)                4,687             171,779
Cadbury Schweppes PLC ADR                 9,338             254,461
Diageo PLC ADR                           13,084             631,826
GlaxoSmithKline PLC ADR                  21,956           1,074,746
Hanson PLC ADR                            7,970             266,517
Hong Kong & Shanghai Banking ADR          2,415             135,385
Reuters Group PLC ADR                     2,299             101,294
Vodafone Group PLC ADR                   22,921             435,499
-------------------------------------------------------------------
                                                          4,322,068
-------------------------------------------------------------------
TOTAL INTERNATIONAL COMMON STOCKS
(Cost: $28,498,554)                                      19,583,004
-------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $119,849,975)                                     89,636,556
-------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 3.58%
-------------------------------------------------------------------
U.S. Treasury Bonds
   6.88%, 08/15/25                  $   900,000           1,044,422
   7.25%, 05/15/16                    1,000,000           1,173,984
   7.25%, 08/15/22                    1,000,000           1,196,562
-------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $3,457,201)                                        3,414,968
-------------------------------------------------------------------

SHORT TERM INSTRUMENTS - 12.08%
-------------------------------------------------------------------
Barclays Global Investors Funds
   Institutional Money Market Fund,
   Institutional Shares              $   7,215,789        7,215,789
Dreyfus Money Market Fund                1,916,138        1,916,138
Goldman Sachs Financial Square
   Prime Obligation Fund                   423,682          423,682
Providian Temp Cash Money Market
   Fund                                  1,955,020        1,955,020
-------------------------------------------------------------------
TOTAL SHORT TERM INSTRUMENTS
(Cost: $11,510,629)                                      11,510,629
-------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES - 109.73%
(Cost $134,817,805)                                     104,562,153
-------------------------------------------------------------------
Other Assets, Less Liabilities - (9.73%)                 (9,276,092)
-------------------------------------------------------------------

NET ASSETS - 100.00%                                   $ 95,286,061
===================================================================
(1) Non-income earning securities.


The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO
STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2002

                                           LifePath Income      LifePath 2010     LifePath 2020    LifePath 2030   LifePath 2040
                                           Master Portfolio   Master Portfolio   Master Portfolio Master Portfolio Master Portfolio
------------------------------------------------------------------------------------------------------------------------------------
ASSETS

Investments at cost                           $  46,198,412     $  140,512,614      $ 433,457,771    $ 130,044,243   $  134,817,805
                                              -------------     --------------      -------------    -------------   --------------
Foreign currency, at cost                     $      21,670     $       83,522      $      61,518    $       5,492   $        5,357
                                              -------------     --------------      -------------    -------------   --------------

Investments in securities, at value
   (including securities on loan(1))
   (Note 1)                                   $  46,470,405     $  138,252,406      $ 379,926,127    $ 132,820,243   $  104,562,153
Foreign currency, at value                           21,009             82,160             58,775            5,330            5,198
Receivables:
   Dividends and interest                           311,001            700,501          1,384,595          375,121          247,231
                                              -------------     --------------      -------------    -------------   --------------
Total Assets                                     46,802,415        139,035,067        381,369,497      133,200,694      104,814,582
                                              -------------     --------------      -------------    -------------   --------------
LIABILITIES
Payables:
   Investment securities purchased                       --          1,501,548                 --        1,003,472               --
   Collateral for securities loaned
    (Note 4)                                      4,012,445         12,258,953         36,851,292       12,265,141        9,481,120
   Advisory fees (Note 2)                            21,617             61,587            170,609           58,801           47,401
                                              -------------     --------------      -------------    -------------   --------------
Total Liabilities                                 4,034,062         13,822,088         37,021,901       13,327,414        9,528,521
                                              -------------     --------------      -------------    -------------   --------------
NET ASSETS                                    $  42,768,353     $  125,212,979      $ 344,347,596    $ 119,873,280   $   95,286,061
                                              =============     ==============      =============    =============   ==============

(1) Securities on loan with market values of $3,886,428, $11,814,230, $35,441,823, $11,764,714 and $9,062,718, respectively. See Note 4.

STATEMENTS OF OPERATIONS
For the Year Ended February 28, 2002

                                           LifePath Income      LifePath 2010     LifePath 2020    LifePath 2030   LifePath 2040
                                           Master Portfolio   Master Portfolio   Master Portfolio Master Portfolio Master Portfolio
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   Dividends(2)                                 $   229,861       $  1,211,440       $  4,350,609    $   2,124,324  $     2,865,398
   Interest                                       2,353,806          5,027,534          7,295,932        1,720,029          406,934
   Securities lending income                         13,483             39,334            108,977           37,669           48,685
                                                -----------       ------------       ------------    -------------  ---------------
Total investment income                           2,597,150          6,278,308         11,755,518        3,882,022        3,321,017
                                                -----------       ------------       ------------    -------------  ---------------
EXPENSES (Note 2)

   Advisory fees                                    287,560            806,441          1,958,450          814,320        1,003,440
                                                -----------       ------------       ------------    -------------  ---------------
Total expenses                                      287,560            806,441          1,958,450          814,320        1,003,440
                                                -----------       ------------       ------------    -------------  ---------------
Net investment income                             2,309,590          5,471,867          9,797,068        3,067,702        2,317,577
                                                -----------       ------------       ------------    -------------  ---------------

REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS

   Net realized gain (loss) on
    sale of investments                             315,591            730,244        (4,840,430)        3,738,616       (6,857,565)
   Net realized gain from in-kind
    redemptions                                   1,482,594         10,694,860         60,723,260       17,061,052       71,929,640
   Net realized gain (loss) on foreign
    currency transactions                            (2,699)           (10,260)            16,074              (13)              55
   Net change in unrealized appreciation
    (depreciation) of investments                (2,310,426)       (16,180,333)       (82,075,727)     (34,991,245)     (85,921,486)
   Net change in unrealized depreciation
    on translation of assets and
    liabilities in foreign currencies                  (662)            (1,362)            (2,743)            (162)            (158)
                                                -----------       ------------       ------------    -------------  ---------------
Net loss on investments                            (515,602)        (4,766,851)       (26,179,566)     (14,191,752)     (20,849,514)
                                                -----------       ------------       ------------    -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    $ 1,793,988       $    705,016       $(16,382,498)   $ (11,124,050) $   (18,531,937)
                                                ===========       ============       ============    =============  ===============
------------------------------------------------------------------------------------------------------------------------------------

(2) Net of foreign withholding tax of $5,839, $35,649, $102,923, $62,138 and
$98,749, respectively.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                               LifePath Income Master Portfolio      LifePath 2010 Master Portfolio
                                                         -------------------------------------- -----------------------------------
                                                                   For the            For the            For the            For the
                                                                Year Ended         Year Ended         Year Ended         Year Ended
                                                         February 28, 2002  February 28, 2001  February 28, 2002  February 28, 2001
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
   Net investment income                                     $   2,309,590     $    4,225,123     $    5,471,867    $     8,579,397
   Net realized gain                                             1,795,486          4,227,323         11,414,844          9,281,281
   Net change in unrealized appreciation (depreciation)         (2,311,088)        (2,481,846)       (16,181,695)       (13,430,829)
                                                             -------------     --------------     --------------    ---------------
Net increase in net assets resulting from operations             1,793,988          5,970,600            705,016          4,429,849
                                                             -------------     --------------     --------------    ---------------

Interestholder transactions:
   Contributions                                                30,951,244         41,836,304         84,755,676        130,864,739
   Withdrawals                                                 (95,547,521)       (36,297,048)      (236,515,911)       (88,258,009)
                                                             -------------     --------------     --------------    ---------------

Net increase (decrease) in net assets resulting from
interestholder transactions                                    (64,596,277)         5,539,256       (151,760,235)        42,606,730
                                                             -------------     --------------     --------------    ---------------
Increase (decrease) in net assets                              (62,802,289)        11,509,856       (151,055,219)        47,036,579

NET ASSETS:
Beginning of year                                              105,570,642         94,060,786        276,268,198        229,231,619
                                                             -------------     --------------     --------------    ---------------
End of year                                                  $  42,768,353     $  105,570,642     $  125,212,979    $   276,268,198
                                                             =============     ==============     ==============    ===============

                                                               LifePath Income Master Portfolio      LifePath 2010 Master Portfolio
                                                         -------------------------------------- -----------------------------------
                                                                   For the            For the            For the            For the
                                                                Year Ended         Year Ended         Year Ended         Year Ended
                                                         February 28, 2002  February 28, 2001  February 28, 2002  February 28, 2001
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

Operations:
   Net investment income                                    $    9,797,068     $   11,165,147     $    3,067,702      $   4,984,452
   Net realized gain                                            55,898,904         16,252,938         20,799,655         10,548,364
   Net change in unrealized appreciation (depreciation)        (82,078,470)       (47,658,836)       (34,991,407)       (32,993,243)
                                                            --------------     --------------     --------------      -------------
Net decrease in net assets resulting from operations           (16,382,498)       (20,240,751)       (11,124,050)       (17,460,427)
                                                            --------------     --------------     --------------      -------------

Interestholder transactions:
   Contributions                                               271,054,874        253,737,778         89,451,581        112,167,174
   Withdrawals                                                (390,877,654)      (146,474,480)      (240,386,251)      (84,993,424)
                                                            --------------     --------------     --------------      -------------
Net increase (decrease) in net assets resulting from
interestholder transactions                                   (119,822,780)       107,263,298       (150,934,670)        27,173,750
                                                            --------------     --------------     --------------      -------------
Increase (decrease) in net assets                             (136,205,278)        87,022,547       (162,058,720)         9,713,323

NET ASSETS:

Beginning of year                                              480,552,874        393,530,327        281,932,000        272,218,677
                                                            --------------     --------------     --------------      -------------
End of year                                                 $  344,347,596     $  480,552,874     $  119,873,280      $ 281,932,000
                                                            =============-     ==============     ==============      =============


The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

                                                                                      LifePath 2040 Master Portfolio
                                                                            ----------------------------------------
                                                                                       For the               For the
                                                                                    Year Ended            Year Ended
                                                                             February 28, 2002     February 28, 2001
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
   Net investment income                                                       $     2,317,577       $     4,746,297
   Net realized gain                                                                65,072,130            32,259,065
   Net change in unrealized appreciation (depreciation)                           (85,921,644)           (89,014,477)
                                                                               --------------        ---------------
Net decrease in net assets resulting from operations                              (18,531,937)           (52,009,115)
                                                                               --------------        ---------------
Interestholder transactions:
   Contributions                                                                    47,790,242           149,860,283
   Withdrawals                                                                   (384,441,174)          (187,242,136)
                                                                               --------------        ---------------
Net decrease in net assets resulting from interestholder transactions            (336,650,932)           (37,381,853)
                                                                               --------------        ---------------
Decrease in net assets                                                           (355,182,869)           (89,390,968)

NET ASSETS:

Beginning of year                                                                 450,468,930            539,859,898
                                                                               --------------        ---------------
End of year                                                                    $   95,286,061        $   450,468,930
                                                                               ==============        ===============
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO NOTES TO THE FINANCIAL STATEMENTS

 1.    SIGNIFICANT ACCOUNTING POLICIES

     Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust. MIP currently consists of the following separate portfolios: Asset Allocation, Bond Index, Extended Index, International Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios.

     These financial statements relate only to the LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Master Portfolios (each, a "Master Portfolio", collectively the "Master Portfolios").

     The following is a summary of significant accounting policies which are consistently followed by MIP in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION

     The equity securities of each Master Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotation, are valued in accordance with fair value pricing policies approved by MIP's Board of Trustees.

     SECURITY TRANSACTIONS AND INCOME RECOGNITION

     Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolios amortize premiums and accrete discounts on debt securities purchased, using a constant yield to maturity method.

     FOREIGN CURRENCY TRANSLATION

     The accounting records of the Master Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

     Each Master Portfolio does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Master Portfolios as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

     CHANGE IN ACCOUNTING POLICY

     Effective March 1, 2001, the Master Portfolios adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies that require the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the financial statements and had no impact on the total net assets of the Master Portfolios.

     FEDERAL INCOME TAXES

     MIP believes that each Master Portfolio has and will continue to be operated in a manner so as to qualify it as a partnership for federal income tax purposes. Provided that each Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in a Master Portfolio will be taxable on its

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (Continued)

distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a partnership for federal income tax purposes, each Master Portfolio will be deemed to have "passed through" to interestholders any interest, dividends, gains or losses for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

     It is intended that each Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualification not within the control of the Master Portfolio (e.g. distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

     For the year ended February 28, 2002, the Master Portfolios realized net capital gains resulting from in-kind redemptions, transactions in which interestholders exchange their interests in a Master Portfolio for securities held by the Master Portfolio rather than for cash. Such gains or losses are not taxable to the investors in the Master Portfolios. The in-kind gains for the year ended February 28, 2002 are disclosed in the accompanying Statements of Operations.

     REPURCHASE AGREEMENTS

     Each Master Portfolio may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as a loan by the Master Portfolio to the seller, collateralized by securities, which are delivered to the Master Portfolio's custodian, or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest. None of the Master Portfolios held repurchase agreements at February 28, 2002.

 2.    AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     Pursuant to an Investment Advisory Contract with each Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. Effective July 1, 2001, BGFA is entitled to receive 0.35% of the average daily net assets of each of the Master Portfolios as compensation for its advisory services. Prior to July 1, 2001, BGFA was entitled to receive a fee of 0.55% from each Master Portfolio.

     Investors Bank & Trust Company ("IBT") serves as the custodian to each Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as sub-administrator of each Master Portfolio.

     Stephens Inc. ("Stephens") is the sponsor and placement agent for the Master Portfolios.

     MIP has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Master Portfolios, such as managing and coordinating third-party service relationships. BGI and Stephens are not entitled to compensation for providing administration services to the Master Portfolios for so long as BGI or Stephens are entitled to compensation for providing co-administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or either BGI or Stephens (or an affiliate) receives advisory fees from the Master Portfolios. BGI and Stephens may delegate certain of their administration duties to sub-administrators.

     Barclays Global Investors Services ("BGIS"), a subsidiary of BGI, may serve as a broker-dealer for the Master Portfolios. For the year ended February 28, 2002, BGIS received $3,021, $9, $33,241 and $10,266 in brokerage commissions from the LifePath Income, LifePath 2010, LifePath 2020 and LifePath 2040 Master Portfolios, respectively. BGIS did not receive any brokerage commissions from the LifePath 2030 Master Portfolio for the year ended February 28, 2002.

     As a result of using an index approach to investing, the LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Master Portfolios held shares of Barclays PLC, with current market values of $37,176, $218,950, $1,030,415, $420,277, and $334,580, respectively, as of February 28, 2002.
Barclays PLC is an affiliate of BGFA, the Master Portfolios' investment advisor.

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, each Master Portfolio may invest in the Institutional Shares of the Institutional Money Market Fund ("IMMF") of Barclays Global Investors Funds.

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (Continued)

The IMMF is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the Money Market Master Portfolio, which is managed by BGFA, the Master Portfolios' investment advisor. The IMMF is an open-end money market fund available only to institutional investors, including other investment companies managed by BGFA. The IMMF seeks a high level of income consistent with liquidity and the preservation of capital. While the IMMF does not directly charge an advisory fee, the master portfolio in which it invests does charge an advisory fee. Income distributions from the IMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Master Portfolios are recorded as either interest income or securities lending income in the accompanying Statements of Operations.

     Certain officers and trustees of MIP are also officers of Stephens and BGI. As of February 28, 2002, these officers of Stephens and BGI collectively owned less than 1% of the Master Portfolios' outstanding beneficial interests.

 3.    INVESTMENT PORTFOLIO TRANSACTIONS

     Investment transactions (excluding in-kind transactions and short-term investments) for the year ended February 28, 2002, were as follows:


                                         U.S. Government Obligations         Other Securities
                                        ----------------------------    ------------------------------
Master Portfolio                           Purchases       Sales           Purchases         Sales
----------------                        ------------    ------------    ------------      ------------
LifePath Income Master Portfolio        $ 48,645,893    $ 26,786,541    $ 14,911,591      $ 1,733,406
LifePath 2010 Master Portfolio            86,266,539      72,037,556      53,241,479        6,216,085
LifePath 2020 Master Portfolio           161,474,462     122,766,814     189,855,930       21,886,928
LifePath 2030 Master Portfolio            32,465,623      31,048,270      56,903,766       10,779,991
LifePath 2040 Master Portfolio             6,628,891      22,880,470      23,677,262       18,755,940

     For the year ended February 28, 2002, in-kind sales for the LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Master Portfolios were $69,201,905, $167,965,684, $276,815,793, $179,253,810, and
$319,431,269, respectively.

     At February 28, 2002, the aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

                                                                                     Net Unrealized
                                       Tax              Unrealized     Unrealized     Appreciation
Master Portfolio                       Cost            Appreciation   Depreciation   (Depreciation)
                                        ------------   ------------   ------------   -----------------
LifePath Income Master Portfolio        $ 46,216,601    $ 2,079,893   $  (1,826,089)  $    253,804
LifePath 2010 Master Portfolio           140,665,670      7,380,976      (9,794,244)    (2,413,268)
LifePath 2020 Master Portfolio           434,324,116     14,713,902     (69,111,891)    (54,397,989)
LifePath 2030 Master Portfolio           130,474,100     14,512,526     (12,166,383)      2,346,143
LifePath 2040 Master Portfolio           134,895,436      6,609,004     (36,942,287)    (30,333,283)

 4.    PORTFOLIO SECURITIES LOANED

     Each Master Portfolio may lend its investment securities to approved borrowers such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued, or guaranteed by the U.S. Government. The initial collateral received is required to have a value of at least 102% of the market value of the loaned securities for securities denominated in U.S. dollars and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Master Portfolios of securities lending are that the borrower may not provide additional collateral when required, or return the securities when due.

     As of February 28, 2002, the Master Portfolios had loaned securities which were collateralized by cash. The cash collateral received was invested in commercial paper and money market mutual funds. The market value of the securities on loan at February 28, 2002 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities.

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (Continued)

5.    FINANCIAL HIGHLIGHTS

     Financial highlights for each of the Master Portfolios were as follows:

                                                           Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                           February 28,   February 28,   February 29,   February 28,   February 28,
                                                                  2002           2001           2000           1999           1998
                                                           ------------   ------------   ------------   ------------   ------------
LifePath Income Master Portfolio
   Ratio of expenses to average net assets                        0.46%          0.55%          0.55%          0.55%          0.55%
   Ratio of net investment income to average net assets           3.73%(1)       4.40%          4.03%          3.95%          4.46%
   Portfolio turnover rate                                         116%(2)         58%            55%            66%            39%
   Total return                                                   2.68%          6.56%          5.22%          7.10%         12.72%

LifePath 2010 Master Portfolio
   Ratio of expenses to average net assets                        0.46%          0.55%          0.55%          0.55%          0.55%
   Ratio of net investment income to average net assets           3.11%(1)       3.49%          3.20%          3.12%          3.49%
   Portfolio turnover rate                                          86%(2)         54%            49%            38%            46%
   Total return                                                 (0.70)%          2.13%          8.32%         10.59%         19.13%

LifePath 2020 Master Portfolio
   Ratio of expenses to average net assets                        0.44%          0.55%          0.55%          0.55%          0.55%
   Ratio of net investment income to average net assets           2.23%(1)       2.38%          2.27%          2.30%          2.69%
   Portfolio turnover rate                                          86%(2)         39%            43%            36%            41%
   Total return                                                  (4.99)%        (3.14)%         11.24%         12.82%         24.65%

LifePath 2030 Master Portfolio
   Ratio of expenses to average net assets                        0.46%          0.55%          0.55%          0.55%          0.55%
   Ratio of net investment income to average net assets           1.74%(1)       1.72%          1.72%          1.74%          2.13%
   Portfolio turnover rate                                          53%(2)         27%            26%            19%            27%
   Total return                                                  (7.82)%        (5.59)%         13.44%         13.95%         28.62%

LifePath 2040 Master Portfolio
   Ratio of expenses to average net assets                        0.49%          0.55%          0.55%          0.55%          0.55%
   Ratio of net investment income to average net assets           1.13%(1)       0.90%          0.99%          1.11%          1.45%
   Portfolio turnover rate                                          15%(2)         20%            29%            19%            34%
   Total return                                                 (10.48)%       (10.41)%         16.41%         15.75%         31.35%

--------------------------------------------------------------------------------

(1) Effective March 1, 2001, the Master Portfolios adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies that requires the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the ratio of net investment income to average net assets for the Master Portfolios for the year ended February 28, 2002. Ratios for the periods prior to March 1, 2001 have not been restated to reflect this change in policy.

(2) Portfolio turnover rates excluding in-kind transactions for the LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Master Portfolios were 52%, 48%, 35%, 25%, and 15%, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Interestholders and Board of Trustees of Master Investment Portfolio:


     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the LifePath Income Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio, each a portfolio of Master Investment Portfolio (the "Portfolios"), at February 28, 2002, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

     The financial statements of the Portfolios as of February 28, 2001 and for the years then ended were audited by other auditors, whose report dated April 13, 2001 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, California
April 12, 2002

CHANGE IN INDEPENDENT ACCOUNTANTS -- UNAUDITED

     As a result of the resignation of KPMG LLP ("KPMG") as the Master Portfolios' independent accountants, the Audit Committee and the Board of Trustees of the Master Portfolios voted to appoint PricewaterhouseCoopers LLP as the independent accountants for the Master Portfolios' year ended February 28, 2002. During the two previous years, the audit reports of KPMG contained no adverse opinion or disclaimer of opinion; nor were its reports qualified nor modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous years, there were no disagreements between the Master Portfolios and KPMG on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which if not resolved to the satisfaction of KPMG would have caused it to make reference to the disagreements in its report on the financial statements for such years.

Master Investment Portfolio
Trustees Information - Unaudited

     The Board of Trustees has responsibility for the overall management and operations of the Master Portfolios. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified.

     Barclays Global Investors Funds ("BGIF"), Master Investment Portfolio, iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for BGIF and oversees 23 portfolios within the fund complex. In addition, Richard K. Lyons serves as a Trustee for iShares Trust and as a director for iShares, Inc. and oversees 100 portfolios within the fund complex.

     Unless otherwise noted in the tables below, the address for each Trustee is 111 Center Street, Little Rock, Arkansas 72201. Additional information about the Master Portfolios' Trustees may be found in Part B of their Registration Statement, which is available without charge upon request by calling toll-free 1-888-204-3956.


                                  Interested Trustees and Officers
----------------------------------------------------------------------------------------------------------
                                                                                  Other Public Company and
                                 Position(s),       Principal Occupation             Investment Company
   Name, Address and Age      Length of Service    During Past Five Years               Directorships
----------------------------------------------------------------------------------------------------------

Richard H. Blank, Jr., 45     Chief Operating     Senior Vice President of       Director of Capo Inc.
                              Officer, Secretary  Stephens Inc.
                              and Treasurer

* Lee T. Kranefuss, 40        Trustee since       Chief Executive Officer of     None.
45 Fremont Street             November 16, 2001.  the Individual Investor
San Francisco, CA 94105                           Business of Barclays Global
                                                  Investors, N.A.
----------------------------------------------------------------------------------------------------------

* Lee T. Kranefuss is deemed to be an "interest person" of the Trust because he serves as Chief Executive Officer of the Individual Investor Business of Barclays Global Investors, N.A., the co-administrator of the Master Portfolios and the parent company of BGFA, the investment advisor for MIP.

                                        Independent Trustees
----------------------------------------------------------------------------------------------------------
                                                                                  Other Public Company and
                                 Position(s),       Principal Occupation             Investment Company
   Name, Address and Age      Length of Service    During Past Five Years              Directorships
----------------------------------------------------------------------------------------------------------

Mary G.F. Bitterman, 57       Trustee since       President and Chief            Director of Pacific
                              November 16, 2001   Executive Officer of The       Century Financial
                                                  James Irvine Foundation        Corporation/Bank of Hawaii.
                                                  (non-profit foundation);
                                                  President and Chief
                                                  Executive Officer of KQED,
                                                  Inc. (public television and
                                                  radio) from 1993-2002.

Jack S. Euphrat, 79           Trustee since       Private Investor.              None.
                              October 20, 1993

W. Rodney Hughes, 75          Trustee since       Private Investor.              Trustee of the Wells Fargo
                              October 20, 1993                                   Funds (oversees 96 portfolios);
                                                                                 President of Wells Fargo
                                                                                 Funds from November 1999
                                                                                 to May 2000.

Richard K. Lyons, 41          Trustee since       Professor, University of       Trustee of Matthews Asian
                              November 16, 2001   California, Berkeley: Haas     Funds (oversees 6
                                                  School of Business;            portfolios).
                                                  Consultant for IMF World
                                                  Bank, Federal Reserve Bank
                                                  and Citibank N.A.

Leo Soong, 55                 Trustee since       Managing Director of C.G.      None.
                              February 9, 2000    LLC (water company);
                                                  Co-founder of Crystal Geyser
                                                  Water Co.; President of
                                                  Crystal Geyser Water Company
                                                  until (through 2000).